Federated
World-Class Investment Manager

Federated Clover Value Fund II

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(formerly, Federated American Leaders Fund II)

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A Portfolio of Federated Insurance Series

PROSPECTUS

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April 30, 2009

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Primary Shares

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A mutual fund seeking primarily long-term growth of capital and secondary income by investing primary in common stocks and other equity securities of U.S. companies with large, mid or small market capitalizations.

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As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the prospectuses for such variable contracts.

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Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 4

What are the Fund's Investment Strategies? 4

What are the Principal Securities in Which the
Fund Invests? 5

What are the Specific Risks of Investing in the Fund? 8

What Do Shares Cost? 10

How is the Fund Sold? 11

Payments to Financial Intermediaries 11

How to Purchase and Redeem Shares 12

Account and Share Information 12

Who Manages the Fund? 14

Legal Proceedings 15

Financial Information 15

Appendix A: Hypothetical Investment and
Expense Information 17

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

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The Fund's primary investment objective is to seek long- term growth of capital. The Fund's secondary objective is to provide income. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the strategies and policies described in this Prospectus.

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WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

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The Fund primarily invests in common stocks and other equity securities of U.S. companies with large, mid or small market capitalizations. The Fund's investment adviser (Adviser) seeks to achieve the Fund's investment objective by investing in common stocks and other equity securities of U.S. companies with large, mid or small market capitalizations that the Adviser believes are undervalued relative to the market or their historic valuations. The Fund invests in securities of U.S. companies operating in a broad range of industries based primarily on value characterizations such as price-cash flow, price-earnings and price-book value ratios. In selecting securities for the Fund, the Adviser will seek to identify companies whose stock is out of favor with investors.

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As more fully described in this Prospectus, the Fund's investments may include, but are not limited to, the following: equity securities of domestic issuers (including American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies), derivative instruments and/or hybrid instruments, such as futures and options and exchange-traded funds (ETFs).

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

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  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
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  Large Sized Company Risks. The Fund may invest in large size companies. Although diminished in larger-capitalization companies, the risks of investing in all companies include business failure and, in addition, larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.
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  Medium Sized Company Risks. The Fund may invest in mid-size companies. Mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies.
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  Small Company Risks. The fund may invest in smaller-capitalization companies. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price.
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  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
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  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
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  Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
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  Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
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The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. Effective April 30, 2009, the Fund changed its investment strategies to those described under "What are the Fund's Investment Strategies" in this Prospectus. Thus it should be noted that the performance shown below was achieved using a different investment strategy than that which is currently in use. The bar chart shows the variability of the Fund's Primary Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Primary Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's Primary Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was (15.04)%.

Within the periods shown in the bar chart, the Fund's Primary Shares highest quarterly return was 16.93% (quarter ended June 30, 2003). Its lowest quarterly return was (19.60)% (quarter ended September 30, 2002).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund's Primary Shares. The table also shows returns for the Russell 3000 Value Index (Russell 3000 Value), the Russell 1000 Value Index (Russell 1000 Value) and Standard & Poor's 500/Citigroup Value Index (S&P 500/CV), broad based market indexes, and the Lipper Variable Underlying Funds Large-Cap Value Average (LLCVFA), which is an average of funds with similar investment objectives. Russell 3000 Value, Russell 1000 Value and S&P 500/CV returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. LLCVFA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	(33.79)%	(4.23)%	(1.51)%
Russell 3000 Value1	(36.25)%	(0.72)%	1.69%
Russell 1000 Value1	(36.85)%	(0.79)%	1.36%
S&P 500/CV	(39.22)%	(1.72)%	0.10%
LLCVFA	(37.38)%	(3.15)%	(0.77)%

1 The Fund's investment adviser has elected to change the Fund's benchmark index from S&P 500/CV to Russell 3000 Value and Russell 1000 Value. The Russell 3000 Value and Russell 1000 Value are more representative of the securities typically held by the Fund.

What are the Fund's Fees and Expenses?

FEDERATED CLOVER VALUE FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Primary Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Primary Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.75%
Distribution (12b-1) Fee	None
Other Expenses3	0.59%
Total Annual Fund Operating Expenses	1.34%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived certain amounts. Additionally, the shareholder services provider did not charge its fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers and Reduction of Fund Expenses	0.34%
Total Actual Annual Fund Operating Expenses (after waivers and reduction)	1.00%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.70% for the fiscal year ended December 31, 2008.
3 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payment to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. In addition, the shareholder services provider did not charge, and therefore the Fund's Primary Shares did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund's Primary Shares (after the voluntary waiver and reduction) were 0.30% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Primary Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Primary Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Primary Shares operating expenses are before the waivers and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$136
3 Years	$425
5 Years	$734
10 Years	$1,613

What are the Fund's Investment Strategies?

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The Fund invests under normal market conditions at least 80% of its assets in equity securities of U.S. companies with large, mid or small market capitalizations that the Adviser believes to be undervalued relative to the market or their historic valuation. The Fund invests in securities of U.S. companies operating in a broad range of industries based primarily on value characterizations such as price-cash flow, price-earnings and price-book value ratios. In selecting specific securities for the Fund, the Adviser will seek to identify companies whose stock is out of favor with investors.

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Under normal market conditions, the Fund invests its assets in a diversified portfolio of equity securities including common stocks, preferred stocks which are convertible into common stock and ADRs which may constitute up to 20% of the Fund's assets. In addition to these equity securities, the Fund may also invest in debt securities convertible into common stock, and may invest up to 5% of its net assets in warrants and rights to purchase common stocks, and up to 10% of its net assets in equity interests issued by real estate investment trusts (REITs). Assets of the Fund not invested in the equity securities described above may be invested in other securities such as money market funds, exchange-traded funds and repurchase agreements. Under normal circumstances, up to 20% of the Fund's assets may be invested in money market or similar cash investments in order to maintain liquidity or if the Adviser determines that securities meeting the fund's investment objective are not otherwise reasonably available for purchase.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  obtain premiums from the sale of derivative contracts;
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  realize gains from trading a derivative contract; or
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  hedge against potential losses.
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There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

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Because the Fund was formerly named "Federated American Leaders Fund II," it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in U.S. equity or fixed-income investments.

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PORTFOLIO TURNOVER

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The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

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TEMPORARY INVESTMENTS

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The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.

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What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

Real Estate Investment Trusts

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

Warrants and Rights

Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) until a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

ADRs and Domestically Traded Securities of Foreign Issuers

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American Depositary Receipts, which are traded in U.S. markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in U.S. markets.

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Convertible Securities

Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

DERIVATIVE CONTRACTS

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Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

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Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

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The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

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Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

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The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

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Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures).

Option Contracts

Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer (buyer), which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the buyer the right to buy the Reference Instrument from the writer of the option. A put option gives the buyer the right to sell the Reference Instrument to the writer. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include total return swaps.

SPECIAL TRANSACTIONS

Hybrid Instruments

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Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is, a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

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Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

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Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

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Investing in Exchange-Traded Funds

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The Fund may invest in ETFs as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the OTC market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

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What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

LARGE SIZED COMPANY RISKS

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The Fund may invest in large size companies. Although diminished in larger-capitalization companies, the risks of investing in all companies include business failure and in addition, larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

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MEDIUM SIZED COMPANY RISKS

The Fund may invest in mid-size companies. Mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. You should expect that the value of the Fund's shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

SMALL COMPANY RISKS

The Fund may invest in small-capitalization companies. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS RELATED TO INVESTING FOR VALUE

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Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

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SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund's SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

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Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

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RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS

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Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

EXCHANGE-TRADED FUNDS RISKS

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An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

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When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding.

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Shares can be purchased or redeemed by participating insurance companies any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

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The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See "Account and Share Information - Frequent Trading Policies" for other procedures the Fund employs to deter such short-term trading.

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How is the Fund Sold?

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The Fund offers two Share classes: Primary Shares and Service Shares, each representing interests in a single portfolio of securities. This Prospectus relates only to Primary Shares. All Share classes have different expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

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The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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ADMINISTRATIVE SERVICE FEES

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The Fund may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.

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How to Purchase and Redeem Shares

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Shares are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.

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Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives from the participating insurance company your order in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor and your participating insurance company. The Fund reserves the right to reject any purchase order.

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Account and Share Information

DIVIDENDS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

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Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the "Products" section of Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Notice to Shareholders - Source of Distributions" link under "Related Information."

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TAX INFORMATION

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The Fund intends to comply with variable asset diversification regulations. If the Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code.

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Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated. This may be particularly likely where a Fund invests in high-yield securities or securities priced in foreign markets.

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The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund monitors trading in Fund Shares in an effort to identify potential disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Because the Fund's Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not in a position to determine directly whether a separate account's purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. It is also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, where trading activity in an insurance company separate account exceeds the monitoring limits, the Fund will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short term trading, the Fund will ask that the investor be precluded from further purchases of Fund Shares. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so.

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The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

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The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

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Please refer to the prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Fund and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Fund is also used as an investment option for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product prospectus.

To the extent that the policies and procedures of the Fund and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Fund and its long-term Shareholders. No matter how the Fund or a participating insurance company defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector and asset class.

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To access this information from the "Products" section of the website, click on the "Portfolio Holdings" link under "Related Information" and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link.

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You may also access portfolio information as of the end of the Fund's fiscal quarters from the "Products" section of the website. The Fund's Annual and Semi-Annual Reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the "Prospectuses and Regulatory Reports" link under "Related Information" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated Global Investment Management Corp. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

Matthew P. Kaufler

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Mr. Kaufler has been the Fund's portfolio manager since May 1, 2009. He is Vice President of the Fund's Adviser. He provides research on the Consumer Staples and Consumer Discretionary sectors and is jointly responsible for the day to day management of the Fund. Prior to joining Federated, Mr. Kaufler was employed by Clover Capital Management, Inc. ("Clover"), where he co-managed Clover's all-cap value investment strategy. Mr. Kaufler joined Clover in 1991 and was a senior member of Clover's research team. Mr. Kaufler also worked in the trust investment division at Chase Manhattan Bank and in the brokerage industry prior to his employment with Clover. Mr. Kaufler received his B.S. in Business from the New York Institute of Technology and earned an M.B.A. from the Rochester Institute of Technology. Mr. Kaufler is the recipient of the Financial Executives Institute award for academic excellence. He is a Chartered Financial Analyst.

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Paul W. Spindler

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Mr. Spindler has been the Fund's portfolio manager since May 1, 2009. He is Vice President of the Fund's adviser. He provides research on the Utility and Energy sectors and is jointly responsible for the day to day management of the Fund. Prior to joining Federated, Mr. Spindler was employed by Clover, where he co managed Clover's all-cap value investment strategy. Mr. Spindler joined Clover in 1988 and served on Clover's research team. Mr. Spindler earned his B.S. in Business from the Rochester Institute of Technology and his M.B.A. from Ohio State University. Mr. Spindler is a Chartered Financial Analyst.

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The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts and ownership of securities in the Funds.

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ADVISORY FEES

The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated December 31, 2008.

Legal Proceedings

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Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

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Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

Information for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$17.13		$21.55		$21.38		$20.67		$19.10
Income From Investment Operations:
Net investment income	0.21		0.22	2	0.30		0.33		0.31
Net realized and unrealized gain (loss) on investments	(4.83)		(2.10)		2.89		0.69		1.53
TOTAL FROM INVESTMENT OPERATIONS	(4.62)		(1.88)		3.19		1.02		1.84
Less Distributions:
Distributions from net investment income	(0.27)		(0.30)		(0.33)		(0.31)		(0.27)
Distributions from net realized gain on investments	(4.10)		(2.24)		(2.69)		--		--
TOTAL FROM DISTRIBUTIONS	(4.37)		(2.54)		(3.02)		(0.31)		(0.27)
Net Asset Value, End of Period	$ 8.14		$17.13		$21.55		$21.38		$20.67
Total Return3	(33.79)%		(9.66)%		16.81%		5.02%		9.78%

Ratios to Average Net Assets:
Net expenses	1.00	%4	0.92	%4	0.92	%4	0.90	%4	0.90	%4
Net investment income	1.58%		1.12%		1.27%		1.32%		1.44%
Expense waiver/reimbursement5	0.09%		0.02%		0.00	%6	0.00	%6	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$73,363		$152,568		$229,478		$260,290		$320,987
Portfolio turnover	121%		52%		53%		51%		43%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent, registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 are 1.00%, 0.92%, 0.91%, 0.88% and 0.89%, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus: (1) may not reflect any fee waiver or expense reimbursement currently in effect; and (2) does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies in connection with any variable annuity or variable life insurance contract which, if included, would make your costs higher). Variable investment option returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED CLOVER VALUE FUND II - PRIMARY SHARES
ANNUAL EXPENSE RATIO: 1.34%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses 	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$136.45	$10,366.00
2	$10,366.00	$518.30	$10,884.30	$141.45	$10,745.40
3	$10,745.40	$537.27	$11,282.67	$146.62	$11,138.68
4	$11,138.68	$556.93	$11,695.61	$151.99	$11,546.36
5	$11,546.36	$577.32	$12,123.68	$157.55	$11,968.96
6	$11,968.96	$598.45	$12,567.41	$163.32	$12,407.02
7	$12,407.02	$620.35	$13,027.37	$169.30	$12,861.12
8	$12,861.12	$643.06	$13,504.18	$175.49	$13,331.84
9	$13,331.84	$666.59	$13,998.43	$181.92	$13,819.79
10	$13,819.79	$690.99	$14,510.78	$188.57	$14,325.59
Cumulative		$5,909.26		$1,612.66

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An SAI dated April 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-8042

Federated
World-Class Investment Manager

Federated Clover Value Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916405

3113010A (4/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Clover Value Fund II

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(formerly, Federated American Leaders Fund II)

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A Portfolio of Federated Insurance Series

PROSPECTUS

Service Shares

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April 30, 2009

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A mutual fund seeking primarily long-term growth of capital and secondary income by investing primarily in common stocks and other equity securities of U.S. companies with large, mid or small market capitalizations.

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As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the prospectuses for such variable contracts.

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Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 4

What are the Fund's Investment Strategies? 4

What are the Principal Securities in Which the
Fund Invests? 5

What are the Specific Risks of Investing in the Fund? 8

What Do Shares Cost? 10

How is the Fund Sold? 11

Payments to Financial Intermediaries 11

How to Purchase and Redeem Shares 12

Account and Share Information 12

Who Manages the Fund? 14

Legal Proceedings 15

Financial Information 15

Appendix A: Hypothetical Investment and
Expense Information 17

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

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The Fund's primary investment objective is to seek long- term growth of capital. The Fund's secondary objective is to provide income. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the strategies and policies described in this Prospectus.

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WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

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The Fund primarily invests in common stocks and other equity securities of U.S. companies with large, mid or small market capitalizations. The Fund's investment adviser (Adviser) seeks to achieve the Fund's investment objective by investing in common stocks and other equity securities of U.S. companies with large, mid or small market capitalizations that the Adviser believes are undervalued relative to the market or their historic valuations. The Fund invests in securities of U.S. companies operating in a broad range of industries based primarily on value characterizations such as price-cash flow, price-earnings and price-book value ratios. In selecting securities for the Fund, the Adviser will seek to identify companies whose stock is out of favor with investors.

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As more fully described in this Prospectus, the Fund's investments may include, but are not limited to, the following: equity securities of domestic issuers (including American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies), derivative instruments and/or hybrid instruments, such as futures and options and exchange-traded funds (ETFs).

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

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  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
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  Large Sized Company Risks. The Fund may invest in large size companies. Although diminished in larger-capitalization companies, the risks of investing in all companies include business failure and, in addition, larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.
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  Medium Sized Company Risks. The Fund may invest in mid-size companies. Mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies.
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  Small company risks. The fund may invest in smaller-capitalization companies. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price.
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  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
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  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
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  Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
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  Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
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The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. Effective April 30, 2009, the Fund changed its investment strategies to those described under "What are the Fund's Investment Strategies" in this Prospectus. Thus it should be noted that the performance shown below was achieved using a different investment strategy than that which is currently in use. The bar chart shows the variability of the Fund's Service Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Service Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's Service Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was (15.17)%.

Within the periods shown in the bar chart, the Fund's Service Shares highest quarterly return was 16.87% (quarter ended June 30, 2003). Its lowest quarterly return was (18.86)% (quarter ended December 31, 2008).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund's Service Shares. The table also shows returns for the Russell 3000 Value Index (Russell 3000 Value), the Russell 1000 Value Index (Russell 1000 Value) and Standard & Poor's 500/Citigroup Value Index (S&P 500/CV), broad based market indexes, and the Lipper Variable Underlying Funds Large-Cap Value Average (LLCVFA), which is an average of funds with similar investment objectives. Russell 3000 Value, Russell 1000 Value and S&P 500/CV returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. LLCVFA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	Start of Performance1
Fund:
Return Before Taxes	(33.96)%	(4.47)%	(2.53)%
Russell 3000 Value2	(36.25)%	(0.72)%	0.84%
Russell 1000 Value2	(36.85)%	(0.79)%	0.74%
S&P 500/CV	(39.22)%	(1.72)%	(0.10)%
LLCVFA	(37.38)%	(3.15)%	(1.93)%

1 The Fund's Service Shares start of performance date was April 30, 2002.

2 The Fund's investment adviser has elected to change the Fund's benchmark index from S&P 500/CV to Russell 3000 Value and Russell 1000 Value. The Russell 3000 Value and Russell 1000 Value are more representative of the securities typically held by the Fund.

What are the Fund's Fees and Expenses?

FEDERATED CLOVER VALUE FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Service Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.75%
Distribution (12b-1) Fee	0.25%
Other Expenses3	0.59%
Total Annual Fund Operating Expenses	1.59%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived certain amounts. Additionally, the shareholder services provider did not charge its fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers and Reduction of Fund Expenses	0.34%
Total Actual Annual Fund Operating Expenses (after waivers and reduction)	1.25%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.70% for the fiscal year ended December 31, 2008.
3 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payment to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. In addition, the shareholder services provider did not charge, and therefore the Fund's Service Shares did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund's Service Shares (after the voluntary waiver and reduction) were 0.30% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Service Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Service Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Service Shares operating expenses are before the waivers and reduction as shown in table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$162
3 Years	$502
5 Years	$866
10 Years	$1,889

What are the Fund's Investment Strategies?

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The Fund invests under normal market conditions at least 80% of its assets in equity securities of U.S. companies with large, mid or small market capitalizations that the Adviser believes to be undervalued relative to the market or their historic valuation. The Fund invests in securities of U.S. companies operating in a broad range of industries based primarily on value characterizations such as price-cash flow, price-earnings and price-book value ratios. In selecting specific securities for the Fund, the Adviser will seek to identify companies whose stock is out of favor with investors.

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Under normal market conditions, the Fund invests its assets in a diversified portfolio of equity securities including common stocks, preferred stocks which are convertible into common stock and ADRs which may constitute up to 20% of the Fund's assets. In addition to these equity securities, the Fund may also invest in debt securities convertible into common stock, and may invest up to 5% of its net assets in warrants and rights to purchase common stocks, and up to 10% of its net assets in equity interests issued by real estate investment trusts (REITs). Assets of the Fund not invested in the equity securities described above may be invested in other securities such as money market funds, exchange-traded funds and repurchase agreements. Under normal circumstances, up to 20% of the Fund's assets may be invested in money market or similar cash investments in order to maintain liquidity or if the Adviser determines that securities meeting the fund's investment objective are not otherwise reasonably available for purchase.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  obtain premiums from the sale of derivative contracts;
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  realize gains from trading a derivative contract; or
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  hedge against potential losses.
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There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

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Because the Fund was formerly named "Federated American Leaders Fund II," it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in U.S. equity or fixed-income investments.

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PORTFOLIO TURNOVER

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The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

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TEMPORARY INVESTMENTS

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The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.

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What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

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Real Estate Investment Trusts

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REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

Warrants and Rights

Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) until a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

ADRs and Domestically Traded Securities of Foreign Issuers

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American Depositary Receipts, which are traded in U.S. markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in U.S. markets.

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Convertible Securities

Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

DERIVATIVE CONTRACTS

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Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

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Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

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The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

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Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

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The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

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Futures Contracts

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Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures).

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Option Contracts

Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer (buyer), which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the buyer the right to buy the Reference Instrument from the writer of the option. A put option gives the buyer the right to sell the Reference Instrument to the writer. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include total return swaps.

SPECIAL TRANSACTIONS

Hybrid Instruments

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Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is, a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

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Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

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Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

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Investing in Exchange-Traded Funds

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The Fund may invest in ETFs as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the OTC market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

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What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

LARGE SIZED COMPANY RISKS

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The Fund may invest in large size companies. Although diminished in larger-capitalization companies, the risks of investing in all companies include business failure and in addition, larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

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MEDIUM SIZED COMPANY RISKS

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The Fund may invest in mid-size companies. Mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. You should expect that the value of the Fund's Shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

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SMALL COMPANY RISKS

The Fund may invest in small-capitalization companies. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS RELATED TO INVESTING FOR VALUE

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Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

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SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund's SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

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Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

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RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS

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Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

EXCHANGE-TRADED FUNDS RISKS

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An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

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When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding.

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Shares can be purchased or redeemed by participating insurance companies any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See "Account and Share Information - Frequent Trading Policies" for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

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The Fund offers two Share classes: Primary Shares and Service Shares, each representing interests in a single portfolio of securities. This Prospectus relates only to Service Shares. All Share classes have different expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

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The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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The Fund and its affiliated service providers may pay fees as described below to certain insurance companies for providing shareholder services to the Fund.

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RULE 12B-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

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ADMINISTRATIVE SERVICE FEES

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The Fund may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.

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How to Purchase and Redeem Shares

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Shares are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.

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Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives from the participating insurance company your order in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor and your participating insurance company. The Fund reserves the right to reject any purchase order.

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Account and Share Information

DIVIDENDS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

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Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the "Products" section of Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Notice to Shareholders - Source of Distributions" link under "Related Information."

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TAX INFORMATION

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The Fund intends to comply with variable asset diversification regulations. If the Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code.

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Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated. This may be particularly likely where a Fund invests in high-yield securities or securities priced in foreign markets.

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The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund monitors trading in Fund Shares in an effort to identify potential disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Because the Fund's Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not in a position to determine directly whether a separate account's purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. It is also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, where trading activity in an insurance company separate account exceeds the monitoring limits, the Fund will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short term trading, the Fund will ask that the investor be precluded from further purchases of Fund Shares. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so.

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The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

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The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

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Please refer to the prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Fund and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Fund is also used as an investment option for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product prospectus.

To the extent that the policies and procedures of the Fund and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Fund and its long-term Shareholders. No matter how the Fund or a participating insurance company defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector and asset class.

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To access this information from the "Products" section of the website, click on the "Portfolio Holdings" link under "Related Information" and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link.

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You may also access portfolio information as of the end of the Fund's fiscal quarters from the "Products" section of the website. The Fund's Annual and Semi-Annual Reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the "Prospectuses and Regulatory Reports" link under "Related Information" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated Global Investment Management Corp. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

Matthew P. Kaufler

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Mr. Kaufler has been the Fund's portfolio manager since May 1, 2009. He is Vice President of the Fund's Adviser. He provides research on the Consumer Staples and Consumer Discretionary sectors and is jointly responsible for the day to day management of the Fund. Prior to joining Federated, Mr. Kaufler was employed by Clover Capital Management, Inc. ("Clover"), where he co-managed Clover's all-cap value investment strategy. Mr. Kaufler joined Clover in 1991 and was a senior member of Clover's research team. Mr. Kaufler also worked in the trust investment division at Chase Manhattan Bank and in the brokerage industry prior to his employment with Clover. Mr. Kaufler received his B.S. in Business from the New York Institute of Technology and earned an M.B.A. from the Rochester Institute of Technology. Mr. Kaufler is the recipient of the Financial Executives Institute award for academic excellence. He is a Chartered Financial Analyst.

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Paul W. Spindler

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Mr. Spindler has been the Fund's portfolio manager since May 1, 2009. He is Vice President of the Fund's adviser. He provides research on the Utility and Energy sectors and is jointly responsible for the day to day management of the Fund. Prior to joining Federated, Mr. Spindler was employed by Clover, where he co-managed Clover's all-cap value investment strategy. Mr. Spindler joined Clover in 1988 and served on Clover's research team. Mr. Spindler earned his B.S. in Business from the Rochester Institute of Technology and his M.B.A. from Ohio State University. Mr. Spindler is a Chartered Financial Analyst.

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The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts and ownership of securities in the Funds.

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ADVISORY FEES

The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated December 31, 2008.

Legal Proceedings

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Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

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Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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Information for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

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Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31,	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$17.03		$21.43		$21.28		$20.58		$19.05
Income From Investment Operations:
Net investment income	0.18		0.17	2	0.23		0.24		0.25
Net realized and unrealized gain (loss) on investments	(4.81)		(2.08)		2.88		0.73		1.53
TOTAL FROM INVESTMENT OPERATIONS	(4.63)		(1.91)		3.11		0.97		1.78
Less Distributions:
Distributions from net investment income	(0.21)		(0.25)		(0.27)		(0.27)		(0.25)
Distributions from net realized gain on investments	(4.10)		(2.24)		(2.69)		--		--
TOTAL FROM DISTRIBUTIONS	(4.31)		(2.49)		(2.96)		(0.27)		(0.25)
Net Asset Value, End of Period	$8.09		$17.03		$21.43		$21.28		$20.58
Total Return3	(33.96)%		(9.86)%		16.48%		4.78%		9.50%

Ratios to Average Net Assets:
Net expenses	1.25	%4	1.17	%4	1.17	%4	1.15	%4	1.15	%4
Net investment income	1.31%		0.87%		1.03%		1.09%		1.22%
Expense waiver/reimbursement5	0.09%		0.02%		0.00	%6	0.00	%6	0.01%
Supplemental Data
Net assets, end of period (000 omitted)	$2,980		$6,409		$8,198		$7,398		$6,823
Portfolio turnover	121%		52%		53%		51%		43%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 are 1.25%, 1.17%, 1.16%, 1.13% and 1.15%, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and net investment income ratios shown above.

6 Represents less than 0.01%.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus: (1) may not reflect any fee waiver or expense reimbursement currently in effect; and (2) does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies in connection with any variable annuity or variable life insurance contract which, if included, would make your costs higher). Variable investment option returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED CLOVER VALUE FUND II - SERVICE SHARES
ANNUAL EXPENSE RATIO: 1.59%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses 	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$161.71	$10,341.00
2	$10,341.00	$517.05	$10,858.05	$167.23	$10,693.63
3	$10,693.63	$534.68	$11,228.31	$172.93	$11,058.28
4	$11,058.28	$552.91	$11,611.19	$178.82	$11,435.37
5	$11,435.37	$571.77	$12,007.14	$184.92	$11,825.32
6	$11,825.32	$591.27	$12,416.59	$191.23	$12,228.56
7	$12,228.56	$611.43	$12,839.99	$197.75	$12,645.55
8	$12,645.55	$632.28	$13,277.83	$204.49	$13,076.76
9	$13,076.76	$653.84	$13,730.60	$211.47	$13,522.68
10	$13,522.68	$676.13	$14,198.81	$218.68	$13,983.80
Cumulative		$5,841.36		$1,889.23

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An SAI dated April 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-8042

Federated
World-Class Investment Manager

Federated Clover Value Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916793

27255 (4/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Capital Appreciation Fund II

A Portfolio of Federated Insurance Series

PROSPECTUS

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April 30, 2009

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Primary Shares

A mutual fund seeking capital appreciation by investing primarily in equity securities of large- and mid-cap companies.

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As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the prospectuses for such variable contracts.

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Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 3

What are the Fund's Investment Strategies? 4

What are the Principal Securities in Which the
Fund Invests? 4

What are the Specific Risks of Investing in the Fund? 7

Fund History and Prior Performance of Related Fund 9

What Do Shares Cost? 10

How is the Fund Sold? 11

Payments to Financial Intermediaries 11

How to Purchase and Redeem Shares 12

Account and Share Information 12

Who Manages the Fund? 14

Legal Proceedings 15

Financial Information 16

Appendix A: Hypothetical Investment and
Expense Information 18

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

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The Fund's investment objective is capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus. This investment objective may be changed by the Fund's Trustees without shareholder approval.

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WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

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The Fund pursues its investment objective by investing primarily in common stock of domestic companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued. The Fund may also invest in common stocks of foreign issuers (including American Depositary Receipts (ADRs)).

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The Fund may invest in derivative contracts to implement its investment strategies as more fully described below.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Liquidity Risks. The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.
  Currency Risks. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Primary Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Primary Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

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The Fund's Primary Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was (10.33)%.

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Within the periods shown in the bar chart, the Fund's Primary Shares highest quarterly return was 14.49% (quarter ended June 30, 2003). Its lowest quarterly return was (19.82)% (quarter ended March 31, 2001).

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Average Annual Total Return Table

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Return Before Taxes is shown for the Fund's Primary Shares. The table also shows returns for the Standard & Poor's 500 Index (S&P 500), a broad-based market index and the Lipper Variable Underlying Funds Large Cap Core Average (LLCCA), an average of funds with similar objectives. S&P 500 returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. LLCCA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.

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(For the Period Ended December 31, 2008)

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	1 Year	5 Years	Start of Performance1
Fund:
Return Before Taxes	(29.37)%	(0.26)%	(6.93)%
S&P 500	(37.00)%	(2.19)%	(3.98)%
LLCCA	(38.55)%	(3.55)%	(4.90)%

1 The Fund's Primary Shares start of performance date was June 19, 2000.

What are the Fund's Fees and Expenses?

FEDERATED CAPITAL APPRECIATION FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Primary Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Primary Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers and Reductions)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.85%
Distribution (12b-1) Fee3	0.25%
Other Expenses4	0.71%
Total Annual Fund Operating Expenses5	1.81%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived certain amounts. Additionally, the distributor and shareholder services provider did not charge their fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers and Reductions of Fund Expenses	0.63%
Total Actual Annual Fund Operating Expenses (after waivers and reductions)	1.18%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.76% for the fiscal year ended December 31, 2008.
3 The Fund did not pay or accrue the distribution (12b-1) fee for the Primary Shares during the fiscal year ended December 31, 2008. The Fund has no present intention of paying or accruing the distribution (12b-1) fee for the Primary Shares during the fiscal year ending December 31, 2009.
4 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. In addition, the shareholder services provider did not charge, and therefore the Fund's Primary Shares did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund's Primary Shares (after the voluntary waiver and reduction) were 0.42% for the fiscal year ended December 31, 2008.
5 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses paid by the Fund's Primary Shares (after the voluntary waiver and/or reimbursements) will not exceed 1.18% for the fiscal year ending December 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after February 28, 2010.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Primary Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Primary Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Primary Shares operating expenses are before waivers and reductions as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$	184
3 Years	$	569
5 Years	$	980
10 Years	$	2,127

What are the Fund's Investment Strategies?

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The Fund pursues its investment objective by investing primarily in common stock of domestic companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued. This includes companies with market capitalizations in excess of $500 million. Market capitalization is determined by multiplying the number of outstanding shares by the current market price per share. The Fund may also invest in common stocks of foreign issuers (including ADRs). The Fund also invests in convertible securities and preferred stocks issued by these domestic and foreign companies. A description of the various principal types of securities in which the Fund invests, and their risks, immediately follows this strategy section.

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The Fund invests primarily in stocks of companies that the Adviser expects to have better future prospects than are reflected in the prices of those stocks. In its stock selection process, the Fund uses fundamental and valuation analysis. The Adviser evaluates a company's fundamentals and attempts to project long-term future earnings growth rates. In addition, the Adviser employs valuation analysis as a framework for evaluating how the stock could be valued. The fundamental research is conducted by the Adviser's staff. Fundamental analysis includes, but is not limited to, examination of a company's product positioning, management quality and sustainability of growth trends. Valuation analysis frequently includes, but is not limited to, examining traditional valuation metrics, such as price-to-earnings, price-to-cashflow and price-to-sales ratios, on both an absolute and relative basis.

The Fund may also seek capital appreciation by buying securities in initial public offerings. The Fund will participate in such offerings without regard to the issuer's market capitalizations. The Adviser may select initial public offerings based on its fundamental analysis of the issuer.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

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TEMPORARY INVESTMENTS

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The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.

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What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

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Preferred Stocks

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Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

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FOREIGN SECURITIES

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Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
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  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

ADRs and Domestically Traded Securities of Foreign Issuers

American Depositary Receipts, which are traded in U.S. markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in U.S. markets.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

DERIVATIVE CONTRACTS

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Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts, (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

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Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

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The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

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Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

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Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

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The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts

Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

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Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

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SPECIAL TRANSACTIONS

Hybrid Instruments

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Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.


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Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.


Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

MEDIUM SIZED COMPANIES RISKS

The Fund may invest in mid-size companies. Mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. You should expect that the value of the Fund's shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS

Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss of its assets.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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Fund History and Prior Performance of Related Fund

Prior to April 30, 2002, the name of the Fund was "Federated Large Cap Growth Fund II." Effective April 30, 2002, the name of the Fund officially changed to "Federated Capital Appreciation Fund II." Simultaneously with the name change, the Fund began to implement its current investment strategy, which is substantially similar to the investment strategy of Federated Capital Appreciation Fund (FCAF), another mutual fund managed by the Fund's Adviser.

Because the Fund and FCAF are both managed by the Adviser and now have substantially similar investment strategies and policies, historical performance information for FCAF may be of interest to Fund investors, and is presented in the following table.

Average Annual Total Returns1 for the Periods Ended 3/31/2009
1 Year	(35.84	)%
5 Years	(3.55	)%
10 Years	0.30	%

1 Performance figures are for the Class A Shares of FCAF, and reflect all fees and expenses charged to Class A Shares including the maximum 5.50% of sales charge applicable to Class A Shares. FCAF offers other classes of shares, whose performance will differ due to differences in charges and expenses.

With respect to the information contained in this table, please note the following:

  The performance history relates solely to FCAF and should not be considered as an indication of the past or future performance of the Fund (or the future performance of FCAF);
  The performance history of FCAF is not a substitute for the performance history of the Fund;
  The Fund has only been managed with the same investment strategy as FCAF since April 30, 2002. This, as well as any differences in applicable charges and expenses, will contribute to differing performance between the two funds in any given period;
  Unlike the Fund, FCAF is not offered to investors through a variable insurance product contract. Thus, its performance does not reflect any charges and expenses that would be imposed under a variable insurance product contract. Had the effect of such charges been included, the performance figures for FCAF would be lower; and
  Mutual fund performance changes over time and may vary significantly from what is shown above. Investment return and principal value will fluctuate, so when Shares are redeemed they may be worth more or less than the original cost.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

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When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding.

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Shares can be purchased or redeemed by participating insurance companies any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
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  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
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  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See "Account and Share Information - Frequent Trading Policies" for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

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The Fund offers two Share classes: Primary Shares and Service Shares, each representing interests in a single portfolio of securities. This Prospectus relates only to Primary Shares. All Share classes have different expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

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The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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The Fund and its affiliated service providers may pay fees as described below to certain insurance companies for providing shareholder services to the Fund.

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RULE 12B-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Primary Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

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ADMINISTRATIVE SERVICE FEES

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The Fund may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.

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How to Purchase and Redeem Shares

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Shares are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.

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Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives from the participating insurance company your order in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor and your participating insurance company. The Fund reserves the right to reject any purchase order.

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Account and Share Information

DIVIDENDS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

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Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the "Products" section of Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Notice to Shareholders - Source of Distributions" link under "Related Information."

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TAX INFORMATION

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The Fund intends to comply with variable asset diversification regulations. If the Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code.

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Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated. This may be particularly likely where a Fund invests in high-yield securities or securities priced in foreign markets.

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The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's fair valuation procedures are intended in part to discourage short-term trading by reducing the potential for these strategies to succeed. See "What Do Shares Cost?" The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund monitors trading in Fund Shares in an effort to identify potential disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Because the Fund's Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not in a position to determine directly whether a separate account's purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. It is also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, where trading activity in an insurance company separate account exceeds the monitoring limits, the Fund will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short-term trading, the Fund will ask that the investor be precluded from further purchases of Fund Shares. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so.

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The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

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The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

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Please refer to the prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Fund and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Fund is also used as an investment option for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product prospectus.

To the extent that the policies and procedures of the Fund and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Fund and its long-term Shareholders. No matter how the Fund or a participating insurance company defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings and a percentage breakdown of the portfolio by sector.

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To access this information from the "Products" section of the website, click on the "Portfolio Holdings" link under "Related Information" and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund's page, click on the "Portfolio Holdings" or "Composition" link.

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You may also access portfolio information as of the end of the Fund's fiscal quarters from the "Products" section of the website. The Fund's Annual and Semi-Annual Reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the "Prospectuses and Regulatory Reports" link under "Related Information" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

Carol R. Miller

Carol R. Miller has been the Fund's Portfolio Manager since November 2005. Ms. Miller joined Federated as a Senior Vice President and Senior Portfolio Manager in November 2005. Ms. Miller was an Adjunct Professor of the Portfolio Management Course at Ohio State University from March 2005 until June 2005. From April 2003 until September 2004, Ms. Miller served as Managing Director, Growth Team Leader at Banc One Investment Advisors and from December 1999 until April 2003, she served as Director of Equity Securities at Nationwide Insurance. Ms. Miller is a Chartered Financial Analyst. She earned her B.S. in Finance and Accounting from Ohio State University and her M.B.A. in Finance from Ohio State University.

Dean J. Kartsonas

Dean J. Kartsonas has been the Fund's Portfolio Manager since August 2007. Mr. Kartsonas joined Federated as an Investment Analyst in the High Yield department in September 1994. From March 2000 through May 2007 he has served as a Portfolio Manager and a Senior Investment Analyst in the equity department. He became a Vice President of the Fund's Adviser in January 2004 and is a Chartered Financial Analyst. He earned his B.S. from Cornell University and his M.B.A. from the University of Pittsburgh.

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The Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts and ownership of securities in the Fund.

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ADVISORY FEES

The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.85% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated December 31, 2008.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, "Federated") and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

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Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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Information for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

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Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$7.39		$6.78		$5.88		$5.83		$5.46
Income From Investment Operations:
Net investment income	0.07	2	0.06	2	0.06		0.05		0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.20)		0.61		0.89		0.06		0.34
TOTAL FROM INVESTMENT OPERATIONS	(2.13)		0.67		0.95		0.11		0.40
Less Distributions:
Distributions from net investment income	(0.02)		(0.06)		(0.05)		(0.06)		(0.03)
Distributions from net realized gain on investments and foreign currency transactions	(0.14)		--		--		--		--
TOTAL DISTRIBUTIONS	(0.16)		(0.06)		(0.05)		(0.06)		(0.03)
Net Asset Value, End of Period	$5.10		$7.39		$6.78		$5.88		$5.83
Total Return3	(29.37)%		9.88%		16.21%		1.91%		7.39%

Ratios to Average Net Assets:
Net expenses	1.18	%4	1.18	%4	1.15	%4	1.15	%4	1.03	%4
Net investment income	1.03%		0.85%		0.79%		0.78%		1.13%
Expense waiver/reimbursement5	0.14%		0.78%		1.09%		1.03%		1.22%
Supplemental Data:
Net assets, end of period (000 omitted)	$79,706		$81,727		$16,014		$17,158		$18,397
Portfolio turnover	307%		198%		125%		66%		30%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent, registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 are 1.17%, 1.18%, 1.14%, 1.15% and 1.02%, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus: (1) may not reflect any fee waiver or expense reimbursement currently in effect; and (2) does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies in connection with any variable annuity or variable life insurance contract which, if included, would make your costs higher). Variable investment option returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED CAPITAL APPRECIATION FUND II - PRIMARY SHARES
ANNUAL EXPENSE RATIO: 1.81%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses 	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$183.89	$10,319.00
2	$10,319.00	$515.95	$10,834.95	$189.75	$10,648.18
3	$10,648.18	$532.41	$11,180.59	$195.81	$10,987.86
4	$10,987.86	$549.39	$11,537.25	$202.05	$11,338.37
5	$11,338.37	$566.92	$11,905.29	$208.50	$11,700.06
6	$11,700.06	$585.00	$12,285.06	$215.15	$12,073.29
7	$12,073.29	$603.66	$12,676.95	$222.01	$12,458.43
8	$12,458.43	$622.92	$13,081.35	$229.09	$12,855.85
9	$12,855.85	$642.79	$13,498.64	$236.40	$13,265.95
10	$13,265.95	$663.30	$13,929.25	$243.94	$13,689.13
Cumulative		$5,782.34		$2,126.59

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An SAI dated April 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-8042

Federated
World-Class Investment Manager

Federated Capital Appreciation Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916835

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25421 (4/09)

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Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Capital Appreciation Fund II

A Portfolio of Federated Insurance Series

PROSPECTUS

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April 30, 2009

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Service Shares

A mutual fund seeking capital appreciation by investing primarily in equity securities of large- and mid-cap companies.

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As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the prospectuses for such variable contracts.

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Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 2

What are the Fund's Investment Strategies? 3

What are the Principal Securities in Which the Fund Invests? 3

What are the Specific Risks of Investing in the Fund? 6

Fund History and Prior Performance of Related Fund 8

What Do Shares Cost? 9

How is the Fund Sold? 10

Payments to Financial Intermediaries 10

How to Purchase and Redeem Shares 11

Account and Share Information 11

Who Manages the Fund? 13

Legal Proceedings 14

Financial Information 14

Appendix A: Hypothetical Investment
and Expense Information 16

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

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The Fund's investment objective is capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus. This investment objective may be changed by the Fund's Trustees without shareholder approval.

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WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

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The Fund pursues its investment objective by investing primarily in common stock of domestic companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued. The Fund may also invest in common stocks of foreign issuers (including American Depositary Receipts (ADRs)).

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The Fund may invest in derivative contracts to implement its investment strategies as more fully described below.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Liquidity Risks. The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.
  Currency Risks. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
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The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Service Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Service Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

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The Fund's Service Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was (10.14)%.

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Within the periods shown in the bar chart, the Fund's Service Shares highest quarterly return was 14.49% (quarter ended June 30, 2003). Its lowest quarterly return was (18.59)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

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Return Before Taxes is shown for the Fund's Service Shares. The table also shows returns for the Standard & Poor's 500 Index (S&P 500), a broad-based market index, and the Lipper Variable Underlying Funds Large Cap Core Average (LLCCA), an average of funds with similar objectives. S&P 500 returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. LLCCA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.

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(For the Period Ended December 31, 2008)

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	1 Year	5 Years	Start of Performance1
Fund:
Return Before Taxes	(29.67)%	(0.56)%	0.10%
S&P 500	(37.00)%	(2.19)%	(0.72)%
LLCCA	(38.55)%	(3.55)%	(2.41)%

1 The Fund's Service Shares start of performance date was April 30, 2002.

What are the Fund's Fees and Expenses?

FEDERATED CAPITAL APPRECIATION FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Service Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.85%
Distribution (12b-1) Fee	0.25%
Other Expenses3	0.71%
Total Annual Fund Operating Expenses4	1.81%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived certain amounts. Additionally, the shareholder services provider did not charge its fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers and Reduction of Fund Expenses	0.38%
Total Actual Annual Fund Operating Expenses (after waivers and reduction)	1.43%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.76% for the fiscal year ended December 31, 2008.
3 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. In addition, the shareholder services provider did not charge, and therefore the Fund's Service Shares did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund's Service Shares (after the voluntary waiver and reduction) were 0.42% for the fiscal year ended December 31, 2008.
4 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses paid by the Fund's Service Shares (after the voluntary waiver and/or reimbursements) will not exceed 1.43% for the fiscal year ending December 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after February 28, 2010.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Service Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Service Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Service Shares operating expenses are before waivers and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$	184
3 Years	$	569
5 Years	$	980
10 Years	$	2,127

What are the Fund's Investment Strategies?

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The Fund pursues its investment objective by investing primarily in common stock of domestic companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued. This includes companies with market capitalizations in excess of $500 million. Market capitalization is determined by multiplying the number of outstanding shares by the current market price per share. The Fund may also invest in common stocks of foreign issuers (including ADRs). The Fund also invests in convertible securities and preferred stocks issued by these domestic and foreign companies. A description of the various principal types of securities in which the Fund invests, and their risks, immediately follows this strategy section.

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The Fund invests primarily in stocks of companies that the Adviser expects to have better future prospects than are reflected in the prices of those stocks. In its stock selection process, the Fund uses fundamental and valuation analysis. The Adviser evaluates a company's fundamentals and attempts to project long-term future earnings growth rates. In addition, the Adviser employs valuation analysis as a framework for evaluating how the stock could be valued. The fundamental research is conducted by the Adviser's staff. Fundamental analysis includes, but is not limited to, examination of a company's product positioning, management quality and sustainability of growth trends. Valuation analysis frequently includes, but is not limited to, examining traditional valuation metrics, such as price-to-earnings, price-to-cashflow and price-to-sales ratios, on both an absolute and relative basis.

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The Fund may also seek capital appreciation by buying securities in initial public offerings. The Fund will participate in such offerings without regard to the issuer's market capitalizations. The Adviser may select initial public offerings based on its fundamental analysis of the issuer.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

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TEMPORARY INVESTMENTS

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The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.

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What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

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Preferred Stocks

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Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

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FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
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  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.
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Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

ADRs and Domestically Traded Securities of Foreign Issuers

American Depositary Receipts, which are traded in U.S. markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in U.S. markets.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

CONVERTIBLE SECURITIES

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Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

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Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

DERIVATIVE CONTRACTS

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Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts, (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

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Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

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Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

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The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

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Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts

Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

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Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

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SPECIAL TRANSACTIONS

Hybrid Instruments

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Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

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Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

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Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

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CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

MEDIUM SIZED COMPANIES RISKS

The Fund may invest in mid-size companies. Mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. You should expect that the value of the Fund's shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS

Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss of its assets.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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Fund History and Prior Performance of Related Fund

Prior to April 30, 2002, the name of the Fund was "Federated Large Cap Growth Fund II." Effective April 30, 2002, the name of the Fund officially changed to "Federated Capital Appreciation Fund II." Simultaneously with the name change, the Fund began to implement its current investment strategy, which is substantially similar to the investment strategy of Federated Capital Appreciation Fund (FCAF), another mutual fund managed by the Fund's Adviser.

Because the Fund and FCAF are both managed by the Adviser and now have substantially similar investment strategies and policies, historical performance information for FCAF may be of interest to Fund investors, and is presented in the following table.

Average Annual Total Returns1 for the Periods Ended 3/31/2009
1 Year	(35.84)%
5 Years	(3.55)%
10 Years	0.30%

1 Performance figures are for the Class A Shares of FCAF, and reflect all fees and expenses charged to Class A Shares including the maximum 5.50% of sales charge applicable to Class A Shares. FCAF offers other classes of shares, whose performance will differ due to differences in charges and expenses.

With respect to the information contained in this table, please note the following:

  The performance history relates solely to FCAF and should not be considered as an indication of the past or future performance of the Fund (or the future performance of FCAF);
  The performance history of FCAF is not a substitute for the performance history of the Fund;
  The Fund has only been managed with the same investment strategy as FCAF since April 30, 2002. This, as well as any differences in applicable charges and expenses, will contribute to differing performance between the two funds in any given period;
  Unlike the Fund, FCAF is not offered to investors through a variable insurance product contract. Thus, its performance does not reflect any charges and expenses that would be imposed under a variable insurance product contract. Had the effect of such charges been included, the performance figures for FCAF would be lower; and
  Mutual fund performance changes over time and may vary significantly from what is shown above. Investment return and principal value will fluctuate, so when Shares are redeemed they may be worth more or less than the original cost.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding.

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Shares can be purchased or redeemed by participating insurance companies any day the NYSE is open.

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When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

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In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
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  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
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  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See "Account and Share Information--Frequent Trading Policies" for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

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The Fund offers two Share classes: Primary Shares and Service Shares, each representing interests in a single portfolio of securities. This Prospectus relates only to Service Shares. All Share classes have different expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

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The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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The Fund and its affiliated service providers may pay fees as described below to certain insurance companies for providing shareholder services to the Fund.

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RULE 12B-1 FEES

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The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Primary Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

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ADMINISTRATIVE SERVICE FEES

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The Fund may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.

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How to Purchase and Redeem Shares

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Shares are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.

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Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives from the participating insurance company your order in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor and your participating insurance company. The Fund reserves the right to reject any purchase order.

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Account and Share Information

DIVIDENDS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

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Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the "Products" section of Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Notice to Shareholders--Source of Distributions" link under "Related Information."

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TAX INFORMATION

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The Fund intends to comply with variable asset diversification regulations. If the Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code.

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Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated. This may be particularly likely where a Fund invests in high-yield securities or securities priced in foreign markets.

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The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's fair valuation procedures are intended in part to discourage short-term trading by reducing the potential for these strategies to succeed. See "What do Shares Cost?" The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund monitors trading in Fund Shares in an effort to identify potential disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Because the Fund's Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not in a position to determine directly whether a separate account's purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. It is also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, where trading activity in an insurance company separate account exceeds the monitoring limits, the Fund will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short-term trading, the Fund will ask that the investor be precluded from further purchases of Fund Shares. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so.

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The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

Please refer to the prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Fund and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Fund is also used as an investment option for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product prospectus.

To the extent that the policies and procedures of the Fund and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Fund and its long-term Shareholders. No matter how the Fund or a participating insurance company defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings and a percentage breakdown of the portfolio by sector.

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To access this information from the "Products" section of the website, click on the "Portfolio Holdings" link under "Related Information" and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund's page, click on the "Portfolio Holdings" or "Composition" link.

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You may also access portfolio information as of the end of the Fund's fiscal quarters from the "Products" section of the website. The Fund's Annual and Semi-Annual Reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the "Prospectuses and Regulatory Reports" link under "Related Information" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

Carol R. Miller

Carol R. Miller has been the Fund's Portfolio Manager since November 2005. Ms. Miller joined Federated as a Senior Vice President and Senior Portfolio Manager in November 2005. Ms. Miller was an Adjunct Professor of the Portfolio Management Course at Ohio State University from March 2005 until June 2005. From April 2003 until September 2004, Ms. Miller served as Managing Director, Growth Team Leader at Banc One Investment Advisors and from December 1999 until April 2003, she served as Director of Equity Securities at Nationwide Insurance. Ms. Miller is a Chartered Financial Analyst. She earned her B.S. in Finance and Accounting from Ohio State University and her M.B.A. in Finance from Ohio State University.

Dean J. Kartsonas

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Dean J. Kartsonas has been the Fund's Portfolio Manager since August 2007. Mr. Kartsonas joined Federated as an Investment Analyst in the High Yield department in September 1994. From March 2000 through May 2007, he has served as a Portfolio Manager and a Senior Investment Analyst in the equity department. He became a Vice President of the Fund's Adviser in January 2004 and is a Chartered Financial Analyst. He earned his B.S. from Cornell University and his M.B.A. from the University of Pittsburgh.

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The Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts and ownership of securities in the Fund.

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ADVISORY FEES

The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.85% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated December 31, 2008.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, "Federated") and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

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Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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Information for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

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Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$7.37		$6.76		$5.87		$5.82		$5.46
Income From Investment Operations:
Net investment income	0.04	2	0.04	2	0.03		0.03		0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.19)		0.61		0.89		0.07		0.34
TOTAL FROM INVESTMENT OPERATIONS	(2.15)		0.65		0.92		0.10		0.39
Less Distributions:
Distributions from net investment income	(0.00	)3	(0.04)		(0.03)		(0.05)		(0.03)
Distributions from net realized gain on investments and foreign currency transactions	(0.14)		--		--		--		--
TOTAL DISTRIBUTIONS	(0.14)		(0.04)		(0.03)		(0.05)		(0.03)
Net Asset Value, End of Period	$5.08		$7.37		$6.76		$5.87		$5.82
Total Return4	(29.67)%		9.64%		15.78%		1.70%		7.11%

Ratios to Average Net Assets:
Net expenses	1.43	%5	1.43	%5	1.40	%5	1.40	%5	1.28	%5
Net investment income	0.67%		0.60%		0.54%		0.53%		0.91%
Expense waiver/reimbursement6	0.14%		0.78%		1.09%		1.03%		1.22%
Supplemental Data:
Net assets, end of period (000 omitted)	$4,826		$9,368		$9,431		$9,005		$8,873
Portfolio turnover	307%		198%		125%		66%		30%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent, registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Represents less than $0.01.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 are 1.42%, 1.42%, 1.39%, 1.40% and 1.27%, respectively, after taking into account these expense reductions.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus: (1) may not reflect any fee waiver or expense reimbursement currently in effect; and (2) does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies in connection with any variable annuity or variable life insurance contract which, if included, would make your costs higher). Variable investment option returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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

FEDERATED CAPITAL APPRECIATION FUND II - SERVICE SHARES
ANNUAL EXPENSE RATIO: 1.81%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses 	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$183.89	$10,319.00
2	$10,319.00	$515.95	$10,834.95	$189.75	$10,648.18
3	$10,648.18	$532.41	$11,180.59	$195.81	$10,987.86
4	$10,987.86	$549.39	$11,537.25	$202.05	$11,338.37
5	$11,338.37	$566.92	$11,905.29	$208.50	$11,700.06
6	$11,700.06	$585.00	$12,285.06	$215.15	$12,073.29
7	$12,073.29	$603.66	$12,676.95	$222.01	$12,458.43
8	$12,458.43	$622.92	$13,081.35	$229.09	$12,855.85
9	$12,855.85	$642.79	$13,498.64	$236.40	$13,265.95
10	$13,265.95	$663.30	$13,929.25	$243.94	$13,689.13
Cumulative		$5,782.34		$2,126.59

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An SAI dated April 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-8042

Federated
World-Class Investment Manager

Federated Capital Appreciation Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916819

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27257 (4/09)

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Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Capital Income Fund II

A Portfolio of Federated Insurance Series

PROSPECTUS

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April 30, 2009

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A mutual fund seeking to achieve high current income and moderate capital appreciation by investing in both equity and fixed-income securities that have high relative income potential.

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As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the Prospectuses for such variable contracts.

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Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 4

What are the Fund's Investment Strategies? 4

What are the Principal Securities in Which the Fund Invests? 6

What are the Specific Risks of Investing in the Fund? 12

What Do Shares Cost? 15

How is the Fund Sold? 16

Payments to Financial Intermediaries 16

How to Purchase and Redeem Shares 16

Account and Share Information 16

Who Manages the Fund? 18

Legal Proceedings 20

Financial Information 20

Appendix A: Hypothetical Investment
and Expense Information 22

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to achieve high current income and moderate capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

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The Fund pursues its investment objectives by investing in both equity and fixed-income securities that have high relative income potential. The Fund's investment adviser's (Adviser) process for selecting equity investments attempts to identify mature, mid- to large-cap value companies with high relative dividend yields that are likely to maintain or increase their dividends. The Adviser selects fixed-income investments that offer high current yields. The Adviser expects that these fixed-income investments will primarily be investment-grade debt securities, domestic noninvestment-grade debt securities (also known as "junk bonds") and foreign fixed-income securities, including emerging market debt securities. The Adviser continuously analyzes a variety of economic and market indicators, considers the expected performance and risks unique to these categories of fixed-income investments and attempts to strategically allocate among the categories to achieve strong income across changing business cycles. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets.

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The Fund intends to invest in the securities of U.S. government-sponsored entities (GSEs), including GSE securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

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The Fund may invest in derivative contracts to implement its investment strategies as more fully described herein.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Risks Related to Investing for Value. The Fund generally uses a "value" style of investing, so that the Fund's Share price may lag that of other funds using a different investment style.
  Credit Risks. It is possible that issuers of fixed-income securities in which the Fund invests will fail to pay interest or principal on these securities when due, which would result in the Fund losing money.
  Liquidity Risks. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment-grade or are not widely held. Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
  Risks Associated with Noninvestment-Grade Securities. Securities rated below investment-grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
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  Risks Related to the Economy. Low-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.
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  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
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  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
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  Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Emerging Markets Risks. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
  Currency Risks. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
  Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

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The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Risk/Return Bar Chart and Table

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The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

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The Fund's Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

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The Fund's total return for the three-month period from January 1, 2009 to March 31, 2009 was (0.57)%.

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Within the periods shown in the bar chart, the Fund's highest quarterly return was 13.73% (quarter ended June 30, 2003). Its lowest quarterly return was (18.65)% (quarter ended September 30, 2002).

Average Annual Total Return Table

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Return Before Taxes is shown. The table also shows returns for the Standard & Poor's 500 Index (S&P 500) and the Russell 1000 Value Index (RU1000V), both broad-based market indexes, a blend of indexes (the Blended Index) comprised of 40% Russell 1000 Value Index/20% Barclays Capital Emerging Market Bond Index/20% Barclays Capital High Yield 2% Issuer Constrained Index/20% Barclays Capital Mortgage-Backed Securities Index and the Lipper Variable Underlying Funds Income Average (LFIA). LFIA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.

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(For the Period Ended December 31, 2008)

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	1 Year	5 Years		10 Years
Fund:
Return Before Taxes	(20.38)%	2.28	%	(1.96	)%
Blended Index	(21.16)%	1.51	%	4.14	%
S&P 500	(37.00)%	(2.19	)%	(1.38	)%
RU1000V	(36.85)%	(0.79	)%	1.36	%
LFIA	(38.68)%	(3.23	)%	(0.57	)%

What are the Fund's Fees and Expenses?

FEDERATED CAPITAL INCOME FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers, Reimbursement and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.75%
Distribution (12b-1) Fee	None
Other Expenses3	1.01%
Acquired Fund Fees and Expenses4	0.15%
Total Direct and Acquired Annual Fund Operating Expenses	1.91%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. Additionally, the shareholder services provider did not charge its fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers, Reimbursement and Reduction of Fund Expenses	0.63%
Total Direct and Acquired Annual Fund Operating Expenses (after waivers, reimbursement and reduction)	1.28%
2 The Adviser voluntarily waived and reimbursed a portion of the management fee. The Adviser can terminate this voluntary waiver and reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver and reimbursement) was 0.44% for the fiscal year ended December 31, 2008.
3 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. In addition, the shareholder services provider did not charge, and therefore the Fund did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund (after the voluntary waiver and reduction) were 0.69% for the fiscal year ended December 31, 2008.
4 The Fund's shareholders indirectly bear the expenses of the acquired funds which the Fund invests. The Fund's indirect expense from investing in the acquired funds is based upon the average allocation of the Fund's investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waiver) for the fiscal year ended December 31, 2008. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are before waivers, reimbursement and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$ 194
3 Years	$ 600
5 Years	$1,032
10 Years	$2,233

What are the Fund's Investment Strategies?

The Fund pursues its investment objectives by investing in equity and fixed-income securities that have high relative income potential. The Fund's portfolio will normally be invested in both stocks and bonds. A description of the various types of securities in which the Fund principally invests, and their risks, immediately follows this strategy section.

The Adviser actively manages the Fund's portfolio seeking to provide shareholders with higher current income and less volatility than would normally be available from a portfolio invested entirely in equities. The Fund seeks to provide, in a single portfolio, substantially all of the active management opportunities consistent with its investment objective in balancing income opportunities and risk across equity and fixed-income markets and sectors and in selecting securities within equity and fixed-income market sectors.

The performance of the Fund should be evaluated over longer periods of time. Even small differences in shorter time periods for comparison can have a substantial impact on returns. For example, the so-called "value premium" (the historical outperformance of value stocks over growth stocks) occurs only over longer time periods. The Fund's fixed-income portfolio will be invested primarily to maximize income instead of total return.

The Adviser divides the Fund's portfolio between equity and fixed-income investments by first allocating an amount to fixed-income investments sufficient to achieve a minimum income consistent with the Fund's objective of emphasizing relatively high current income. The Adviser then adjusts the initial allocation based on the Adviser's expectations for the performance and risk of the stocks and bonds in which the Fund invests while taking into consideration the Fund's objective of emphasizing relatively high current income.

The Adviser's process for selecting equity investments attempts to identify mid- to large-cap value companies with high relative dividend yields that are likely to maintain or increase their dividends. Small, rapidly growing companies typically reinvest their earnings into expansion and therefore do not pay dividends.

A company's dividend yield is high when it is higher than the current yield of the stock market. By investing in companies with high relative dividend yields, the Adviser seeks to reduce the downside risk and volatility of the Fund's portfolio and to purchase undervalued stocks that may significantly increase in price as the market recognizes the company's true value.

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After identifying investment candidates through a screening process, the Adviser performs fundamental research and analysis to select stocks. The Adviser's key buy criteria favor companies operating within mature industries, with long operating histories, that are market leaders with well known brand names or market franchises or with above average sales and strong cash flows that have efficient capital allocation processes.

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The Adviser's process for selecting fixed-income investments begins by allocating the fixed-income portion of the Fund's portfolio among primarily the following three categories of the fixed-income market: investment-grade corporate debt securities; domestic noninvestment-grade debt securities; and foreign fixed-income securities, including emerging market debt securities. Historically, these three categories have both offered higher current yields than U.S. government and mortgage-backed securities and had a low correlation of returns. Therefore, the Adviser continuously analyzes a variety of economic and market indicators, considers the expected performance and risks unique to each category, and attempts to strategically allocate among the categories to achieve strong income across changing business cycles while using the low correlation of returns to reduce portfolio risk.

The selection of individual fixed-income securities involves an approach that is specific to each category of securities and that relates, in part, to the risks inherent in the underlying sectors that comprise each category. These risks include credit risk, interest rate risk, currency risk and risks of foreign investing. The following are examples of the analyses used by the Adviser to select securities:

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The Adviser employs a fundamental analysis to determine the best corporate debt securities within specific credit quality constraints. For investments in corporate issuers, the Adviser analyzes the business, competitive position and general financial condition of the issuer to determine whether a security's credit risk is commensurate with its potential return. The Fund may also invest in U.S. government and mortgage-backed securities when it believes those securities offer better relative value than investment-grade, corporate-debt securities.

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

Noninvestment-grade, corporate-debt issues (also known as "junk bonds" or "high-yield bonds") have higher yields than investment-grade issues. The Adviser attempts to select high-yield bonds that offer superior potential returns for the default risks being assumed.

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The Fund invests in both foreign government and foreign corporate debt obligations, which may be denominated in either foreign currency or U.S. dollars. The issuers of these securities may be located in either emerging or developed markets. Investors in emerging market debt securities receive higher yields as compensation for assuming the higher credit risks of the issuers or other market risks of investing in emerging market countries. Historically, returns of emerging market debt securities have had low correlation with the returns of both lower-rated debt securities issued by corporations in the United States (high-yield bonds) and investment-grade securities of developed market countries. As a result, the addition of these securities to the portfolio may reduce portfolio risk and still provide the benefits of higher average portfolio returns over longer periods of time. There is no assurance that this relatively low correlation of returns will continue in the future. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and or currency markets.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  increase or decrease the effective duration of the Fund portfolio;
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

TEMPORARY INVESTMENTS

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The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.

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What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

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Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests.

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Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may treat such redeemable preferred stock as a fixed-income security.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

FIXED-INCOME SECURITIES

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests:

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other GSE acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, although the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

The Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Loan Instruments

The Fund may invest in loan (and loan-related) instruments, which are interests in amounts owed by a corporate, governmental or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments may include loans made in connection with trade financing transactions. Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger.

Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property (such as receivables, tangible goods, real property or commodities), which is commonly referred to as collateral. The purpose of securing a loan is to allow the lenders to exercise their rights over the collateral if the loan is not repaid as required by the terms of lending agreement. Unsecured loans expose the lenders to increased credit risk.

The loan instruments in which the Fund may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets).

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The Fund treats loan instruments as a type of fixed-income security. Investments in loan instruments may expose the Fund to interest rate risk, risks of foreign investing, credit risk, liquidity risk, risks of noninvestment-grade securities, risks of emerging markets and leverage risk. (For purposes of the descriptions in this Prospectus of these various risks, references to "issuer," include borrowers in loan instruments.) Many loan instruments incorporate risk mitigation and insurance products into their structures, in order to manage these risks. There is no guarantee that these risk management techniques will work as intended.

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Mortgage-Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

CONVERTIBLE SECURITIES

Convertible securities are convertible preferred stock or convertible bonds that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its securities.

Convertible preferred stock and convertible bonds pay or accrue interest or dividends at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a convertible bond must repay the principal amount of the bond, normally within a specified time. Convertible preferred stocks and convertible bonds generally have lower yields than comparable nonconvertible securities but provide more income than common stocks.

FOREIGN SECURITIES

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Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

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  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
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  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.
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Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets may also be subject to liquidity risks.

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ADRs and Domestically Traded Securities of Foreign Issuers

ADRs, which are traded in U.S. markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in U.S. markets.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

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Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

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Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. The Fund may use both spot trades and currency derivatives to increase or decrease its exposure to foreign interest rate and/or currency markets. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

DERIVATIVE CONTRACTS

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Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

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Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

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The Fund may also trade derivative contracts over-the- counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress. Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

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Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

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The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

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Futures Contracts

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Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as currency futures and currency forward contracts.

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Option Contracts

Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps and currency swaps.

SPECIAL TRANSACTIONS

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional investments or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

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INVESTING IN EXCHANGE-TRADED FUNDS

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The Fund may invest in ETFs as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the OTC market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

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What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed-income securities receive credit ratings from nationally recognized statistical rating organizations (NRSROs) such as Standard & Poor's and Moody's Investors Service. These NRSROs assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment-grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower's obligations under the instrument.

RISKS ASSOCIATED WITH NONINVESTMENT-GRADE SECURITIES

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Securities rated below investment-grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices negatively and their trading market may be more limited.

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RISKS RELATED TO THE ECONOMY

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Low-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

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INTEREST RATE RISKS

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

PREPAYMENT RISKS

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

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Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

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Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

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Since many loan instruments involve parties (for example, lenders, borrowers and agent banks) located in multiple jurisdictions outside of the United States, there is a risk that a security interest in any related collateral may be unenforceable and obligations under the related loan agreements may not be binding.

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RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

RISKS OF INVESTING IN EMERGING MARKET COUNTRIES

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, the prices of such securities may be significantly more volatile than prices of securities in developed countries. Emerging market economies may also experience more severe down-turns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risks of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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EXCHANGE-TRADED FUNDS RISKS

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An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities, and dividing the balance by the number of Shares outstanding.

Shares can be purchased or redeemed by participating insurance companies any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
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  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
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  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of (Board).
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If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

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The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

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Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See "Account and Share Information-Frequent Trading Policies" for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

Payments to Financial Intermediaries

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ADMINISTRATIVE SERVICE FEES

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The Fund may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.

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How to Purchase and Redeem Shares

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Shares are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.

Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives from the participating insurance company your order in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor and your participating insurance company. The Fund reserves the right to reject any purchase order.

Account and Share Information

DIVIDENDS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

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Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the "Products" section of Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Notice to Shareholders - Source of Distributions" link under "Related Information."

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TAX INFORMATION

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The Fund intends to comply with variable asset diversification regulations. If the Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code.

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Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated. This may be particularly likely where a Fund invests in high-yield securities or securities priced in foreign markets.

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The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's fair valuation procedures are intended in part to discourage short-term trading by reducing the potential for these strategies to succeed. See "What do Shares Cost?" The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund monitors trading in Fund Shares in an effort to identify potential disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Because the Fund's Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not in a position to determine directly whether a separate account's purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. It is also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, where trading activity in an insurance company separate account exceeds the monitoring limits, the Fund will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short term trading, the Fund will ask that the investor be precluded from further purchases of Fund Shares. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so.

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The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

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The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

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Please refer to the prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Fund and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Fund is also used as an investment option for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product prospectus.

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To the extent that the policies and procedures of the Fund and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Fund and its long-term shareholders. No matter how the Fund or a participating insurance company defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

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PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 equity and fixed-income holdings, a percentage breakdown of the portfolio by asset class and a percentage breakdown of the equity portfolio by sector.

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To access this information from the "Products" section of the website, click on the "Portfolio Holdings" link under "Related Information" and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link.

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You may also access portfolio information as of the end of the Fund's fiscal quarters from the "Products" section of the website. The Fund's Annual and Semi-annual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the "Prospectuses and Regulatory Reports" link under "Related Information" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser has delegated daily management of some Fund assets to the Sub-Adviser, Federated Investment Management Company, who is paid by the Adviser and not by the Fund, based on the portion of securities the Sub-Adviser manages. The Sub-Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779

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The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

John L. Nichol

John L. Nichol has been a Portfolio Manager of the Fund's equity asset class since February 2001. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

Joseph M. Balestrino

Joseph M. Balestrino has been a Portfolio Manager of the Fund for the fixed-income allocation and high grade bond asset classes since January 2003. He is Vice President of the Fund. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Sub-Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Sub-Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Sub- Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Todd A. Abraham

Todd A. Abraham has been a Portfolio Manager of the Fund for the mortgage asset class since February 2003. Mr. Abraham has been a Portfolio Manager since 1995 and a Vice President of the Fund's Sub-Adviser since 1997. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in Finance from Loyola College.

Roberto Sanchez-Dahl

Roberto Sanchez-Dahl has been a Portfolio Manager of the Fund for the international bond and emerging markets asset classes since January 2003. Mr. Sanchez-Dahl joined Federated in December 1997 as a Senior Investment Analyst. He was promoted to Vice President of the Fund's Sub-Adviser in January 2000. Mr. Sanchez-Dahl served as an Associate covering Emerging Markets in the Credit Department at Goldman, Sachs & Co. from July 1994 through November 1997. Mr. Sanchez-Dahl is a Chartered Financial Analyst. He earned an M.B.A. from Columbia University with a concentration in Finance and International Business.

David P. Gilmore

David P. Gilmore has been a Portfolio Manager of the Fund's equity asset class since March 2007. Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He became a Senior Investment Analyst in July 1999 and a Vice President of the Fund's Adviser in July 2001. Mr. Gilmore is a Chartered Financial Analyst. Mr. Gilmore earned his B.S. from Liberty University and his M.B.A. from the University of Virginia.

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The Fund invests in an affiliated investment company to gain exposure to noninvestment-grade (high yield fixed-income securities). This affiliated investment company is advised by the Adviser. The performance of the Fund is directly affected by the performance of the affiliated investment company in which the Fund invests.

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The following individual is a portfolio manager of the affiliated investment company.

Mark E. Durbiano

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Mark E. Durbiano has been a Portfolio Manager of the high income fund since December 1993. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Sub-Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Sub-Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

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The Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts and ownership of securities in the Fund.

ADVISORY FEES

The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated December 31, 2008.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, "Federated") and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

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Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

Information for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008	2007	2006	1	2005	2004
Net Asset Value, Beginning of Period	$9.62	$9.74	$8.94	$8.87	$8.44
Income From Investment Operations:
Net investment income	0.45	2	0.42	2	0.44	2	0.42	2	0.36	2
Net realized and unrealized gain (loss) on investments, written options, futures contracts, swap contracts and foreign currency transactions	(2.32)	(0.05)	0.91	0.11	0.44
TOTAL FROM INVESTMENT OPERATIONS	(1.87)	0.37	1.35	0.53	0.80
Less Distributions:
Distributions from net investment income	(0.50)	(0.49)	(0.55)	(0.46)	(0.37)
Net Asset Value, End of Period	$7.25	$9.62	$9.74	$8.94	$8.87
Total Return3	(20.38)%	3.93%	15.76%	6.28%	9.92%

Ratios to Average Net Assets:
Net expenses	1.13	%4	1.13	%4	1.10	%4	1.01	%4	1.00%
Net investment income	5.23%	4.38%	4.85%	4.87%	4.37%
Expense waiver/reimbursement5	0.38%	0.19%	0.20%	0.17%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$32,549	$49,498	$61,673	$62,526	$78,201
Portfolio turnover6	94%	68%	63%	38%	59%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.13%, 1.13%, 1.10% and 1.00% for the years ended December 31, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 This calculation excludes purchases and sales from dollar-roll transactions.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus: (1) may not reflect any fee waiver or expense reimbursement currently in effect; and (2) does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies in connection with any variable annuity or variable life insurance contract which, if included, would make your costs higher). Variable investment option returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED CAPITAL INCOME FUND II
ANNUAL EXPENSE RATIO: 1.91%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses 	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$193.95	$10,309.00
2	$10,309.00	$515.45	$10,824.45	$199.94	$10,627.55
3	$10,627.55	$531.38	$11,158.93	$206.12	$10,955.94
4	$10,955.94	$547.80	$11,503.74	$212.49	$11,294.48
5	$11,294.48	$564.72	$11,859.20	$219.06	$11,643.48
6	$11,643.48	$582.17	$12,225.65	$225.83	$12,003.26
7	$12,003.26	$600.16	$12,603.42	$232.80	$12,374.16
8	$12,374.16	$618.71	$12,992.87	$240.00	$12,756.52
9	$12,756.52	$637.83	$13,394.35	$247.41	$13,150.70
10	$13,150.70	$657.54	$13,808.24	$255.06	$13,557.06
Cumulative		$5,755.76		$2,232.66

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An SAI dated April 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-8042

Federated
World-Class Investment Manager

Federated Capital Income Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916108

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3113008A (4/09)

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Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Equity Income Fund II

A Portfolio of Federated Insurance Series

PROSPECTUS

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April 30, 2009

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A mutual fund seeking to provide above average income and capital appreciation by investing primarily in income-producing equity securities.

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As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the prospectuses for such variable contracts.

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Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 3

What are the Fund's Investment Strategies? 3

What are the Principal Securities in Which the Fund Invests? 5

What are the Specific Risks of Investing in the Fund? 8

What Do Shares Cost? 10

How is the Fund Sold? 12

Payments to Financial Intermediaries 12

How to Purchase and Redeem Shares 12

Account and Share Information 12

Who Manages the Fund? 15

Legal Proceedings 15

Financial Information 16

Appendix A: Hypothetical Investment and Expense
Information 18

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

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The Fund's investment objective is to provide above average income and capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

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WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in income-producing equity securities, including securities that are convertible into common stocks. The Fund's investment adviser (Adviser) ordinarily selects value stocks that have a comparatively low volatility in share price relative to the overall equity market and which may provide relatively high dividend income, but may also select securities of companies that offer superior growth prospects.

The Fund may invest in derivative contracts to implement its investment strategies as more fully described below.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

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All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

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  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.
  Sector Risks. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.
  Investment Style Risk. Due to the Fund's value style of investing, the Fund's Share price may lag that of other Funds using a different investment style.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
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  Risks of Foreign Investing. Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
  Currency Risks. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.
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  Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies.

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The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variabilit y of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

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The Fund's total return for the three-month period from January 1, 2009 to March 31, 2009 was (10.92)%.

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Within the periods shown in the bar chart, the Fund's highest quarterly return was 15.71% (quarter ended June 30, 2003). Its lowest quarterly return was (16.62)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

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Return Before Taxes is shown. The table also shows returns for the Russell 1000 Value Index (RU1000V), a broad-based market index, and the Fund's blended benchmark, consisting of 90% Russell 1000 Value Index/10% Merrill Lynch 91 Day Treasury Index (90%RU1000V/10%ML91DTB) and the Lipper Variable Underlying Funds Equity Income Average (LFEIA). RU1000V and 90%RU1000V/10%ML91DTB returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. LFEIA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index or average.

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(For the Period Ended December 31, 2008)

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		1 Year	5 Years	10 Years
Fund:
Return Before Taxes		(30.45)%	 0.38%	(0.38)%
RU1000V		(36.85)%	(0.79)%	 1.36%
90% RU1000V/10% ML91DTB		(32.96)%	(0.39)%	 1.57%
LFEIA		(38.68)%	(3.23)%	(0.57)%

What are the Fund's Fees and Expenses?

FEDERATED EQUITY INCOME FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers and Reductions)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.75%
Distribution (12b-1) Fee3	0.25%
Other Expenses4	1.14%
Acquired Fund Fees and Expenses5	0.01%
Total Direct and Acquired Annual Fund Operating Expenses	2.15%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived certain amounts. Additionally, the distributor and shareholder services provider did not charge their fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers and Reductions of Fund Expenses	0.97%
Total Direct and Acquired Annual Fund Operating Expenses (after waivers and reductions)	1.18%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.35% for the fiscal year ended December 31, 2008.
3 The Fund did not pay or accrue the distribution (12b-1) fee during the fiscal year ended December 31, 2008. The Fund has no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending December 31, 2009.
4 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Additionally, the shareholder services provider did not charge, and therefore the Fund did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by Fund (after the voluntary waiver and reduction) were 0.82% for the fiscal year ended December 31, 2008.
5 The Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's indirect expenses from investing in the acquired funds is based upon the average allocation of the Fund's investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waiver) for the fiscal year ended December 31, 2008. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund's assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are before waivers and reductions as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$ 218
3 Years	$ 673
5 Years	$1,154
10 Years	$2,483

What are the Fund's Investment Strategies?

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The Fund pursues its investment objective by investing primarily in income-producing equity securities, including securities that are convertible into common stocks. The Fund's holdings ordinarily will be in value stocks of large- and middle-capitalization companies. The Adviser attempts to manage the Fund so that, on average, the Fund's portfolio yield is greater than the yield of the S&P 500 Index. A description of the various types of securities in which the Fund invests, and their risks, immediately follows the strategy discussion.

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The Adviser performs a review of potential issuers, looking at criteria appropriate to the Fund's investment goals. The Adviser examines primarily large- and middle- capitalization companies, which, in the Adviser's opinion, are trading at a low valuation in relation to their historic and current market prices, and to their expected future price based on projected earnings. In addition, the equity securities held by the Fund will generally have a history and an expectation of paying increasing dividends to shareholders.

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The Adviser's process for selecting equity investments attempts to identify high-quality, mid- to large-cap companies with high relative dividend yields that are likely to maintain and increase their dividends. Small, rapidly growing companies typically reinvest their earnings into expansion and therefore do not pay dividends. A company's dividend yield is high when it is higher than the current yield of the stock market. By investing in companies with high relative dividend yields, the Adviser seeks to reduce the downside risk and volatility of the Fund's portfolio and to purchase undervalued stocks that may significantly increase in price as the market recognizes the company's true value.

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After identifying candidates through a screening process, the Adviser performs fundamental research and analysis to select stocks that exhibit the most promising long-term value for the Fund's portfolio, as well as securities that exhibit growth characteristics. In selecting securities, the Adviser focuses on the current financial condition of the issuing company, in addition to examining its business and product strength, earnings quality, competitive position, management expertise and sustainability of current growth trends. In addition to these factors, it looks at the issuing company's earnings quality and sustainability of current growth trends. Further, the Adviser considers current economic, financial market and industry factors, which may affect the issuing company. The Adviser's key buy criteria favor companies operating within mature industries, with long operating histories, that are market leaders, with well-known brand names or market franchises, or with above average sales and strong cash flows that have efficient capital allocation processes.

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Companies with similar characteristics may be grouped together in broad categories called sectors. The Adviser diversifies the Fund's investments, limiting the Fund's risk exposure with respect to individual securities and industry sectors.

The Fund purchases convertible preferred stocks, convertible bonds and hybrid securities which have a higher yield than common stocks, and higher yielding fixed-income securities in order to increase the Fund's yield and to generally provide a measure of protection against market declines.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  increase or decrease the effective duration of the Fund portfolio;
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

Because the Fund refers to equity income investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to invest normally less than 80% of its assets in income producing equity investments.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

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TEMPORARY INVESTMENTS

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The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the principal types of equity securities in which the Fund invests:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

FOREIGN SECURITIES

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Foreign securities are securities of issuers based outside the United States. The foreign securities in which the Fund invests may include common stocks or other equity securities, convertible securities or fixed-income securities. The Fund considers an issuer to be based outside the United States if:

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  it is organized under the laws of, or has a principal office located in, another country;
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  the principal trading market for its securities is in another country; or
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  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.
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Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing.

American Depositary Receipts

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American Depositary Receipts (ADRs) represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions.

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Real Estate Investment Trusts (REITS)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

CONVERTIBLE SECURITIES

Convertible securities are convertible preferred stock or convertible bonds that the Fund has the option to exchange for equity securities of the issuer at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its securities.

Convertible preferred stock and convertible bonds pay or accrue interest or dividends at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a convertible bond must repay the principal amount of the bond, normally within a specified time. Convertible preferred stock and convertible bonds provide more income than equity securities.

FIXED-INCOME SECURITIES

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time.

Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

Lower rated fixed-income securities are securities rated below investment-grade (i.e., BBB or lower) by a nationally recognized rating service. There is no minimum acceptable rating for a security to be purchased or held by the Fund.

Loan Instruments

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The Fund may invest in loan (and loan-related) instruments, which are interests in amounts owed by a corporate, governmental or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments may include loans made in connection with trade financing transactions. Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger.

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Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property (such as receivables, tangible goods, real property or commodities), which is commonly referred to as collateral. The purpose of securing a loan is to allow the lenders to exercise their rights over the collateral if the loan is not repaid as required by the terms of lending agreement. Unsecured loans expose the lenders to increased credit risk.

The loan instruments in which the Fund may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets).

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The Fund treats loan instruments as a type of fixed-income security. Investments in loan instruments may expose the Fund to interest rate risk, risks of investing in foreign securities, credit risk, liquidity risk and leverage risk. (For purposes of the descriptions in this Prospectus of these various risks, references to "issuer," include borrowers in loan instruments.) Many loan instruments incorporate risk mitigation and insurance products into their structures in order to manage these risks. There is no guarantee that these risk management techniques will work as intended.

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DERIVATIVE CONTRACTS

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Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts, (each a "Reference Instrument" and collectively "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

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Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

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The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

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Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

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The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

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Futures Contracts

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Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as currency futures and currency forward contracts.

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Option Contracts

Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

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Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps and currency swaps.

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SPECIAL TRANSACTIONS

Hybrid Instruments

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Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

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Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

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Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

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INVESTING IN EXCHANGE-TRADED FUNDS

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The Fund may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the OTC market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

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What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATING TO INVESTING FOR VALUE

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Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in certain up markets.

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CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

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The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt securities may vary based on their priority for repayment. For example, higher-ranking (senior) securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. Typically, both senior and subordinated debt securities have a higher priority than redeemable preferred stock. Some of the fixed-income securities in which the Fund may invest will be uncollateralized and subordinated to other debt that a corporation has outstanding.

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Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND H YBRID INSTRUMENTS

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The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

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EXCHANGE-TRADED FUNDS RISKS

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An investment in ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

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When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities and dividing the balance by the number of Shares outstanding.

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Shares can be purchased or redeemed by participating insurance companies any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
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  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
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  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See "Account and Share Information - Frequent Trading Policies" for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

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The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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The Fund and its affiliated service providers may pay fees as described below to certain insurance companies for providing shareholder services to the Fund.

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RULE 12B-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

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ADMINISTRATIVE SERVICE FEES

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The Fund may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.

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How to Purchase and Redeem Shares

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Shares are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.

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Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives from the participating insurance company your order in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor and your participating insurance company. The Fund reserves the right to reject any purchase order.

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Account and Share Information

DIVIDENDS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

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Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the "Products" section of Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Notice to Shareholders - Source of Distributions" link under "Related Information."

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TAX INFORMATION

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The Fund intends to comply with variable asset diversification regulations. If the Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code.

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Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated. This may be particularly likely where a Fund invests in high-yield securities or securities priced in foreign markets.

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The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund monitors trading in Fund Shares in an effort to identify potential disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Because the Fund's Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not in a position to determine directly whether a separate account's purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. It is also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, where trading activity in an insurance company separate account exceeds the monitoring limits, the Fund will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short term trading, the Fund will ask that the investor be precluded from further purchases of Fund Shares. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so.

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The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

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The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

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Please refer to the prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Fund and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Fund is also used as an investment option for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product prospectus.

To the extent that the policies and procedures of the Fund and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Fund and its long-term Shareholders. No matter how the Fund or a participating insurance company defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings, and a percentage breakdown of the portfolio by sector and asset class.

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To access this information from the "Products" section of the website, click on the "Portfolio Holdings" link under "Related Information" and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link.

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You may also access portfolio information as of the end of the Fund's fiscal quarters from the "Products" section of the website. The Fund's Annual and Semi-Annual Reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the "Prospectuses and Regulatory Reports" link under "Related Information" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

John L. Nichol

John L. Nichol has been the Fund's Portfolio Manager since January 2003. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received has M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

David P. Gilmore

David P. Gilmore has been the Fund's Portfolio Manager since October 2006. Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He became a Senior Investment Analyst in July 1999 and a Vice President of the Fund's Adviser in July 2001. Mr. Gilmore is a Chartered Financial Analyst. Mr. Gilmore earned his B.S. from Liberty University and his M.B.A. from the University of Virginia.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts and ownership of securities in the Fund.

ADVISORY FEES

The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated December 31, 2008.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

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Fede rated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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Information for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

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Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$16.21		$16.34		$13.57		$13.42		$12.13
Income From Investment Operations:
Net investment income	0.40	2	0.40	2	0.37	2	0.31		0.28
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	(5.20)		(0.07)		2.72		0.12		1.25
TOTAL FROM INVESTMENT OPERATIONS	(4.80)		0.33		3.09		0.43		1.53
Less Distributions:
Distributions from net investment income	(0.52)		(0.46)		(0.32)		(0.28)		(0.24)
Net Asset Value, End of Period	$10.89		$16.21		$16.34		$13.57		$13.42
Total Return3	(30.45)%		2.05%		23.13%		3.33%		12.84%

Ratios to Average Net Assets:
Net expenses	1.17	%4	1.17	%4	1.14	%4	1.14	%4	1.12	%4
Net investment income	2.89%		2.41%		2.56%		2.09%		2.08%
Expense waiver/reimbursement5	0.48%		0.14%		0.09%		0.04%		0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$21,463		$43,184		$57,998		$62,377		$72,907
Portfolio turnover	117%		102%		60%		31%		55%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.17%, 1.16%, 1.14%, 1.13% and 1.11%, respectively, after taking into account these expense reductions for the years ended December 31, 2008, 2007, 2006, 2005 and 2004.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus: (1) may not reflect any fee waiver or expense reimbursement currently in effect; and (2) does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies in connection with any variable annuity or variable life insurance contract which, if included, would make your costs higher). Variable investment option returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED EQUITY INCOME FUND II
ANNUAL EXPENSE RATIO: 2.15%

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses 	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$218.06	$10,285.00
2	$10,285.00	$514.25	$10,799.25	$224.28	$10,578.12
3	$10,578.12	$528.91	$11,107.03	$230.67	$10,879.60
4	$10,879.60	$543.98	$11,423.58	$237.24	$11,189.67
5	$11,189.67	$559.48	$11,749.15	$244.01	$11,508.58
6	$11,508.58	$575.43	$12,084.01	$250.96	$11,836.57
7	$11,836.57	$591.83	$12,428.40	$258.11	$12,173.91
8	$12,173.91	$608.70	$12,782.61	$265.47	$12,520.87
9	$12,520.87	$626.04	$13,146.91	$273.03	$12,877.71
10	$12,877.71	$643.89	$13,521.60	$280.82	$13,244.72
Cumulative		$5,692.51		$2,482.65

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An SAI dated April 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

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Investment Company Act File No. 811-8042

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Federated
World-Class Investment Manager

Federated Equity Income Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916801

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G01298-01 (4/09)

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Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Fund for U.S. Government Securities II

A Portfolio of Federated Insurance Series

PROSPECTUS

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April 30, 2009

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A mutual fund seeking to provide current income by investing primarily in a diversified portfolio of U.S. government and government agency securities and mortgage-backed securities.

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As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the prospectuses for such variable contracts.

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Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 3

What are the Fund's Investment Strategies? 3

What are the Principal Securities in Which the Fund Invests? 4

What are the Specific Risks of Investing in the Fund? 10

What Do Shares Cost? 11

How is the Fund Sold? 12

Payments to Financial Intermediaries 13

How to Purchase and Redeem Shares 13

Account and Share Information 13

Who Manages the Fund? 15

Legal Proceedings 16

Financial Information 16

Appendix A: Hypothetical Investment and Expense
Information 18

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

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The Fund's investment objective is to provide current income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

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WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

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The Fund's overall strategy is to invest in a portfolio consisting primarily of U.S. Treasury securities, U.S. government agency securities (including mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities), investment-grade, non-governmental, mortgage-backed securities and related derivative contracts. The Fund buys and sells portfolio securities based primarily on its market outlook and analysis of how securities may perform under different market conditions. The Fund evaluates its investment strategy by comparing the performance and composition of the Fund's portfolio to the performance and composition of a blended index comprised of an index composed of notes and bonds issued by the U.S. government and its agencies or instrumentalities and an index composed of mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities.

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The Fund may invest in derivative contracts to implement its investment strategies as more fully described below.

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The Fund intends to invest in the securities of U.S. government-sponsored entities (GSEs), including GSE securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government. Finally, the Fund may invest in GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
  Credit Risks. It is possible that issuers of non- governmental, mortgage-backed securities in which the Fund invests will fail to pay interest or principal on these securities when due, which would result in the Fund losing money.
  Liquidity Risks. The non-governmental, mortgage- backed securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.
  Risks Associated with Complex Collateralized Mortgage Obligations (CMOs). CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage backed securities.
  Risks Associated with Investing in Commercial Mortgage Backed Securities (CMBS). The risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. Therefore the value of these securities may change based upon actual or perceived changes in the value of commercial real estate. CMBS may also expose the Fund to interest rate, liquidity and credit risk.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, liquidity and leverage risks
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The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The Fund's Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

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The Fund's total return for the three-month period from January 1, 2009 to March 31, 2009 was 1.72%.

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Within the periods shown in the bar chart, the Fund's highest quarterly return was 4.46% (quarter ended September 30, 2001). Its lowest quarterly return was (1.84)% (quarter ended June 30, 2004).

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Average Annual Total Return Table

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Return Before Taxes is shown. The table also shows returns for the Barclays Capital Mortgage-Backed Securities Index (BCMBS), and the Barclays Capital Government Index (BCGI), both broad-based market indexes, and a blended index (Blended Index) comprised of 67% Barclays Capital Mortgage-Backed Securities Index and 33% Barclays Capital Government Index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	 4.28%	4.06%	4.86%
BCMBS	 8.52%	5.59%	6.07%
BCGI	12.39%	6.06%	6.16%
Blended Index	 9.80%	5.75%	6.10%

What are the Fund's Fees and Expenses?

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.60%
Distribution (12b-1) Fee	None
Other Expenses2	0.38%
Total Annual Fund Operating Expenses	0.98%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the shareholder services provider did not charge its fee. This is shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Reduction of Fund Expenses	0.25%
Total Actual Annual Fund Operating Expenses (after reduction)	0.73%
2 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The shareholder services provider did not charge, and therefore the Fund did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund (after the reduction) were 0.13% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are before reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$ 100
3 Years	$ 312
5 Years	$ 542
10 Years	$1,201

What are the Fund's Investment Strategies?

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The Fund is intended to provide returns consistent with investments in U.S. government and government agency securities and mortgage-backed securities. The Fund also intends to qualify as a permissible investment for variable annuity contracts and variable life insurance policies, and will limit its investments accordingly. The Fund's overall strategy is therefore to invest in a portfolio consisting primarily of U.S. Treasury securities, U.S. government agency securities, investment-grade, non-governmental, mortgage- backed securities and related derivative contracts. The Fund determines whether securities are investment-grade based on credit ratings issued by one or more nationally recognized statistical rating organizations (NRSROs). A description of the principal types of securities and derivative contracts in which the Fund invests, other investment techniques principally used by the Fund and their risks, immediately follows this strategy section.

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The Fund buys and sells portfolio securities based primarily on the Adviser's market outlook and analysis of how securities may perform under different market conditions. The Adviser's market outlook reflects multiple factors, including:

  current and expected U.S. economic growth;
  current and expected changes in the rate of inflation;
  the level of interest rates in other countries as compared to U.S. interest rates;
  the Federal Reserve Board's monetary policy; and
  technical factors affecting the supply or demand for specific securities or types of securities.

The Adviser's securities analysis considers, among other factors, the historical and expected performance of securities relative to their risks. Performance includes the potential for appreciation, as well as a security's expected yield. The analysis also considers some or all of the risks described below.

The Adviser evaluates the investment strategy by comparing the performance and composition of the Fund's portfolio to the performance and composition of a blended index comprised of an index composed of notes and bonds issued by the U.S. government and its agencies or instrumentalities and an index composed of mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities (the "Index").

Although there can be no assurance that the Fund's total return will exceed the Index's during any period, the Fund seeks to construct a portfolio that will perform favorably when compared to the Index over the long-term. In pursuing this strategy, the composition of the Fund's portfolio will vary from the composition of the Index. The Fund's portfolio may also include individual securities not represented in the Index.

The Adviser may seek to control risks by adopting policies that limit the extent to which the Fund's portfolio may vary from the Index. For example, under normal market conditions, the Adviser currently limits the effective duration of the Fund's portfolio to within 20% of the effective duration of the Index. Effective duration provides a measure of the price sensitivity of a fixed-income security or portfolio of fixed-income securities to changes in interest rates. The Adviser may change these limitations at any time without prior approval from the Fund's trustees or shareholders.

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Mortgage-backed, pass-through certificates are typically offered or traded on a "to be announced" or other delayed delivery basis. U.S. government securities may also be offered on a delayed delivery basis. The Fund will enter into trades on this basis in order to participate in these offerings or trade these securities. The Fund may also seek to increase its income by engaging in dollar-roll transactions.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  increase or decrease the effective duration of the Fund portfolio;
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

The Fund invests in overnight repurchase agreements or money market funds in order to maintain sufficient cash to pay for daily net redemptions and portfolio transactions.

Because the Fund refers to U.S. government securities in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to invest, under normal circumstances, less than 80% of its assets in U.S. government investments.

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You should obtain a copy of the Fund's SAI for a more detailed description of the Adviser's investment process.

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TEMPORARY INVESTMENTS

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The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.

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What are the Principal Securities in Which the Fund Invests?

FIXED-INCOME SECURITIES

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Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the principal amount of the security must be paid, normally within a specified time. Most fixed-income securities provide more regular income than equity securities. This income limits the potential appreciation of fixed-income securities as compared to equity securities.

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A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

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Agency securities are issued or guaranteed by a federal agency or other GSE acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

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Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Mortgage-Backed Securities

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Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Adjustable rate mortgages are known as ARMs.

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Mortgage-backed securities come in a variety of forms. The simplest forms of mortgage-backed securities are pass- through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

The Fund may invest in both agency mortgage-backed securities and in mortgage-backed securities that are issued by private entities. Securities issued by private entities must be rated investment grade by one or more nationally recognized statistical rating organizations (NRSROs). The ability to invest in securities issued by a private entity creates additional credit risk.

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COLLATERALIZED MORTGAGE OBLIGATIONS

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CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

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SEQUENTIAL CMOS

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACS, TACS AND COMPANION CLASSES

More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOS AND POS

CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

FLOATERS AND INVERSE FLOATERS

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as the London Interbank Offered Rate (LIBOR). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z CLASSES AND RESIDUAL CLASSES

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

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NON-GOVERNMENTAL, MORTGAGE-BACKED SECURITIES

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Non-governmental, mortgage-backed securities (including non-governmental CMOs) are issued by private entities, rather than by U.S. government agencies. The Fund may invest in non-governmental mortgage-backed securities that are rated BBB or higher by a NRSRO. The non-governmental, mortgage-backed securities in which the Fund invests will be treated as mortgage-related, asset-backed securities. These securities involve credit risk and liquidity risk. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by the Fund with respect to such payments.

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MORTGAGE-RELATED, ASSET-BACKED SECURITIES

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Asset-backed securities are payable from pools of obligations other than mortgage-backed securities issued by U.S. government agencies. Most asset-backed securities involve consumer or commercial debts. The Fund will purchase only mortgage-related, asset-backed securities, examples of which include, but are not limited to, home equity loans and manufactured housing obligations. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates. Asset-backed securities have prepayment risks. Asset-backed securities may be issued by a private entity and, although these securities must be rated investment-grade, they present credit risks.

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COMMERCIAL MORTGAGE-BACKED SECURITIES

Commercial mortgage-backed securities (CMBS) represent interests in mortgage loans on commercial real estate, such as loans for hotels, shopping centers, office buildings and apartment buildings. Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments. The Fund may invest in individual CMBS issues or, alternately, may gain exposure to the overall CMBS market by investing in a derivative contract, the performance of which is related to changes in the value of a domestic CMBS index. The risks associated with CMBS reflect the risks of investing in the commercial real estate securing the underlying mortgage loans and are therefore different from the risks of other types of MBS. Additionally, CMBS may expose the Fund to interest rate, liquidity and credit risks.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed- income security based solely upon its credit enhancement.

DERIVATIVE CONTRACTS

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Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

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Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the- counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

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The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

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Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).

Options Contracts

Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps and credit default swaps.

SPECIAL TRANSACTIONS

Repurchase Agreements

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Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser. Repurchase agreements are subject to credit risks.

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Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed- upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

TO BE ANNOUNCED SECURITIES (TBAS)

As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

DOLLAR ROLLS

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Dollar rolls are transactions where the Fund sells mortgage- backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage-backed securities. Dollar rolls are subject to interest rate risks and counter-party credit risks.

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Hybrid Instruments

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Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

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Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

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Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. However, there can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

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Securities lending activities are subject to interest rate risks and counterparty credit risks.

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Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Investment Ratings for Investment-Grade Securities

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The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor's, a rating service, assigns ratings to investment-grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment-grade. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but not be required to sell it.

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What are the Specific Risks of Investing in the Fund?

INTEREST RATE RISKS

Prices of fixed-income securities rise and fall in response to the changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

PREPAYMENT RISKS

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Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities.

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For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage- backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed-income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment-grade, have CMOs with complex terms or are not widely held.

These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

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Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

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RISKS ASSOCIATED WITH COMPLEX CMOS

CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.

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RISKS ASSOCIATED WITH INVESTING IN COMMERCIAL MORTGAGE BACKED SECURITIES

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The risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. Therefore the value of these securities may change based upon actual or perceived changes in the value of commercial real estate in those markets in which the underlying property is located, the ability of commercial borrowers to meet loan obligations, the ability of a property to attract and retain tenants and the ability of tenants to make lease payments. CMBS may also expose the Fund to interest rate, liquidity and credit risk.

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RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund's SAI, such as interest rate, credit, liquidity and leverage risks.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

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When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities, and dividing the balance by the number of Shares outstanding.

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Shares can be purchased or redeemed by participating insurance companies any day the NYSE is open.

When the Fund holds fixed-income securities that trade on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares.

In calculating its NAV, the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
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  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
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  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).
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If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

FAIR VALUATION AND SIGNIFICANT EVENTS PROCEDURES

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The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

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Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See "Account and Share Information - Frequent Trading Policies" for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

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The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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ADMINISTRATIVE SERVICE FEES

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The Fund may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.

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How to Purchase and Redeem Shares

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Shares are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.

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Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives from the participating insurance company your order in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor and your participating insurance company. The Fund reserves the right to reject any purchase order.

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Account and Share Information

DIVIDENDS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

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Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the "Products" section of Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Notice to Shareholders - Source of Distributions" link under "Related Information."

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TAX INFORMATION

The Fund intends to comply with variable asset diversification regulations. If the Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated. This may be particularly likely where a Fund invests in high-yield securities or securities priced in foreign markets.

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The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund monitors trading in Fund Shares in an effort to identify potential disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Because the Fund's Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not in a position to determine directly whether a separate account's purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. It is also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, where trading activity in an insurance company separate account exceeds the monitoring limits, the Fund will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short term trading, the Fund will ask that the investor be precluded from further purchases of Fund Shares. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so.

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The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

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Please refer to the prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Fund and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Fund is also used as an investment option for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product prospectus.

To the extent that the policies and procedures of the Fund and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Fund and its long-term Shareholders. No matter how the Fund or a participating insurance company defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top ten holdings and a percentage breakdown of the portfolio by sector.

To access this information from the "Products" section of the website, click on the "Portfolio Holdings" link under "Related Information" and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link.

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You may also access portfolio information as of the end of the Fund's fiscal quarters from the "Products" section of the website. The Fund's Annual and Semi-Annual Reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the "Prospectuses and Regulatory Reports" link under "Related Information" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

Todd A. Abraham

Todd A. Abraham has been the Fund's Portfolio Manager since inception. Mr. Abraham has been a Portfolio Manager since 1995 and a Vice President of the Fund's Adviser since 1997. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in Finance from Loyola College.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES

The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.60% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated December 31, 2008.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, "Federated") and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

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Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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Information for the fiscal years ended December 31, 2008, 2007, and 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

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Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008	2007	2006	1	2005	2004
Net Asset Value, Beginning of Period	$11.53	$11.34	$11.36	$11.60	$11.77
Income From Investment Operations:
Net investment income	0.56	0.54	0.52	0.46	0.45	2
Net realized and unrealized gain (loss) on investments and futures contracts	(0.08)	0.15	(0.07)	(0.24)	(0.03)
TOTAL FROM INVESTMENT OPERATIONS	0.48	0.69	0.45	0.22	0.42
Less Distributions:
Distributions from net investment income	(0.56)	(0.50)	(0.47)	(0.46)	(0.53)
Distributions from net realized gain on investments	--	--	--	--	(0.06)
TOTAL DISTRIBUTIONS	(0.56)	(0.50)	(0.47)	(0.46)	(0.59)
Net Asset Value, End of Period	$11.45	$11.53	$11.34	$11.36	$11.60
Total Return3	4.28%	6.29%	4.14%	2.03%	3.61%

Ratios to Average Net Assets:
Net expenses	0.73%	0.74%	0.72%	0.72%	0.72%
Net investment income	4.30%	4.74%	4.54%	4.16%	3.91%
Expense waiver/reimbursement4	0.00	%5	0.00	%5	0.02%	0.01%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$393,122	$422,254	$407,704	$391,331	$377,368
Portfolio turnover6	25%	53%	109%	92%	60%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share number has been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

6 This calculation excludes purchases and sales from dollar-roll transactions.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus: (1) may not reflect any fee waiver or expense reimbursement currently in effect; and (2) does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies in connection with any variable annuity or variable life insurance contract which, if included, would make your costs higher). Variable investment option returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
ANNUAL EXPENSE RATIO: 0.98%

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses 	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$99.97	$10,402.00
2	$10,402.00	$520.10	$10,922.10	$103.99	$10,820.16
3	$10,820.16	$541.01	$11,361.17	$108.17	$11,255.13
4	$11,255.13	$562.76	$11,817.89	$112.52	$11,707.59
5	$11,707.59	$585.38	$12,292.97	$117.04	$12,178.24
6	$12,178.24	$608.91	$12,787.15	$121.75	$12,667.81
7	$12,667.81	$633.39	$13,301.20	$126.64	$13,177.06
8	$13,177.06	$658.85	$13,835.91	$131.73	$13,706.78
9	$13,706.78	$685.34	$14,392.12	$137.03	$14,257.79
10	$14,257.79	$712.89	$14,970.68	$142.53	$14,830.95
Cumulative		$6,008.63		$1,201.37

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An SAI dated April 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-8042

Federated
World-Class Investment Manager

Federated Fund for U.S. Government Securities II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916207

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3113007A (4/09)

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Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated High Income Bond Fund II

A Portfolio of Federated Insurance Series

PROSPECTUS

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April 30, 2009

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Primary shares

A mutual fund seeking high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities.

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As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the prospectuses for such variable contracts.

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Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 3

What are the Fund's Investment Strategies? 3

What are the Principal Securities in Which the
Fund Invests? 4

What are the Specific Risks of Investing in the Fund? 8

What Do Shares Cost? 10

How is the Fund Sold? 11

Payments to Financial Intermediaries 11

How to Purchase and Redeem Shares 12

Account and Share Information 12

Who Manages the Fund? 14

Legal Proceedings 14

Financial Information 15

Appendix A: Hypothetical Investment and
Expense Information 17

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

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The Fund's investment objective is to seek high current income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

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WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in a diversified portfolio of high-yield, lower- rated corporate bonds (also known as "junk bonds").

The Fund may invest in derivative contracts to implement its investment strategies as more fully described below.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Credit Risks. The corporate bonds in which the Fund invests have a higher default risk than investment-grade securities. Low-grade corporate bonds are almost always uncollateralized and subordinated to other debt that an issuing firm has outstanding.
  Liquidity Risks. Liquidity of individual corporate bonds varies considerably. Low-grade corporate bonds have less liquidity than investment-grade securities, which means that it may be more difficult to buy or sell a security at a favorable price or time.
  Risks Associated with Noninvestment-Grade Securities. Securities rated below investment-grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
  Risks Related to the Economy. Low-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the United States and global economies.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Risks of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, currency, liquidity and leverage risks.

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The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Risk/Return Bar Chart and Table

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The performance information shown below will help you analyze the Fund's Primary Shares investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Primary Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

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The Fund's Primary Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

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The Fund's Primary Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was 5.41%.

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Within the periods shown in the bar chart, the Fund's Primary Shares highest quarterly return was 7.56% (quarter ended June 30, 2003). Its lowest quarterly return was (19.65)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

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Return Before Taxes is shown for the Fund's Primary Shares. The table also shows returns for the Barclays Capital (formerly Lehman Brothers) High Yield 2% Issuer Constrained Index (BCHY2%ICI), a broad-based market index and the Lipper Variable Underlying Funds High Current Yield Average (LFHCYA), which is an average of funds with similar investment objectives. BCHY2%ICI returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. LFHCYA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index or an average.

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(For the Period Ended December 31, 2008)

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	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	(25.99)%	(0.78)%	 1.18%
BCHY2%ICI	(25.88)%	(0.84)%	 2.28%
LFHCYA	(28.33)%	(2.96)%	(0.47)%

What are the Fund's Fees and Expenses?

FEDERATED HIGH INCOME BOND FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Primary Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Primary Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.60%
Distribution (12b-1) Fee	None
Other Expenses2	0.44%
Total Annual Fund Operating Expenses	1.04%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the shareholder services provider did not charge its fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Reduction of Fund Expenses	0.25%
Total Actual Annual Fund Operating Expenses (after reduction)	0.79%
2 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The shareholder services provider did not charge, and therefore the Fund's Primary Shares did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund's Primary Shares (after the reduction) were 0.19% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Primary Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Primary Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Primary Shares operating expenses are before the reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$	106
3 Years	$	331
5 Years	$	574
10 Years	$	1,271

What are the Fund's Investment Strategies?

The Fund provides exposure to the high-yield, lower-rated corporate bond market. The Fund's investment adviser (Adviser) actively manages the Fund's portfolio seeking to realize the potentially higher returns of high-yield bonds (also known as "junk bonds") compared to returns of high- grade securities by seeking to minimize default risk and other risks through careful security selection and diversification. The Fund primarily invests in domestic high-yield bonds but may invest a portion of its portfolio in securities of issuers based outside of the United States. A description of the various types of securities in which the Fund invests, and their risks, immediately follows the strategy discussion.

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The Adviser selects securities that it believes has attractive risk-return characteristics. The securities in which the Fund invests have high yields primarily because of the market's greater uncertainty about the issuer's ability to make all required interest and principal payments, and therefore about the return that will, in fact, be realized by the Fund.

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The Adviser attempts to select bonds for investment by the Fund which offer high potential returns for the default risks being assumed. The Adviser's security selection process consists of a credit-intensive, fundamental analysis of the issuing firm. The Adviser's analysis focuses on the financial condition of the issuing firm, together with the issuer's business and product strength, competitive position and management expertise. Further, the Adviser considers current economic, financial market and industry factors, which may affect the issuer.

The Adviser attempts to minimize the Fund's portfolio credit risk through diversification. The Adviser selects securities to maintain broad portfolio diversification both by company and industry. The Adviser does not target an average maturity for the Fund's portfolio.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  increase or decrease the effective duration of the Fund portfolio;
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

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Because the Fund refers to high-income bond investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed-income investments rated below investment-grade.

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TEMPORARY INVESTMENTS

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The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.

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What are the Principal Securities in Which the Fund Invests?

FIXED-INCOME SECURITIES

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests:

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies (see the following description of "Loan Instruments"). The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Loan Instruments

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The Fund may invest in loan (and loan-related) instruments, which are interests in amounts owed by a corporate, governmental or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments may include loans made in connection with trade financing transactions. Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger.

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Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property (such as receivables, tangible goods, real property or commodities), which is commonly referred to as collateral. The purpose of securing a loan is to allow the lenders to exercise their rights over the collateral if the loan is not repaid as required by the terms of lending agreement. Unsecured loans expose the lenders to increased credit risk.

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The loan instruments in which the Fund may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets).

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The Fund treats loan instruments as a type of fixed- income security. Investments in loan instruments may expose the Fund to interest rate risk, risks of investing in foreign securities, credit risk, liquidity risk, risks of noninvestment-grade securities, risks of emerging markets, and leverage risk. (For purposes of the descriptions in this prospectus of these various risks, references to "issuer," include borrowers in loan instruments.) Many loan instruments incorporate risk mitigation and insurance products into their structures, in order to manage these risks. There is no guarantee that these risk management techniques will work as intended.

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DEMAND INSTRUMENTS

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Lower-Rated, Fixed-Income Securities

Lower-rated, fixed-income securities are securities rated below investment-grade (i.e., BB or lower) by a nationally recognized statistical rating organization (NRSRO). There is no minimal acceptable rating for a security to be purchased or held by the Fund and the Fund may purchase or hold unrated securities and securities whose issuers are in default.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Asset-Backed Securities

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Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed- income assets (including other fixed-income securities, such as corporate debt securities) may be used to create an asset-backed security. Asset-backed securities may take the form of notes or pass-through certificates.

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Convertible Securities

Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than nonconvertible, fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as fixed-income securities for purposes of its investment policies and limitations, because of their unique characteristics.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
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  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

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Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets may also be subject to liquidity risks.

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Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, or to decrease or eliminate the Fund's exposure to foreign currencies in which a portfolio security is denominated, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

PREFERRED STOCKS

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund will treat such redeemable preferred stock as a fixed-income security.

DERIVATIVE CONTRACTS

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Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

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Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

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The Fund may also trade derivative contracts over-the- counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

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Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

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OPTION CONTRACTS

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Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

SWAP CONTRACTS

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps and currency swaps.

SPECIAL TRANSACTIONS

HYBRID INSTRUMENTS

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

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Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

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ASSET SEGREGATION

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

What are the Specific Risks of Investing in the Fund?

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

The high-yield bonds in which the Fund invests have a higher default risk than investment-grade securities. Low-grade bonds are almost always uncollateralized and subordinated to other debt that a firm has outstanding.

Many fixed-income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline relative to higher-quality instruments.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

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OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

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Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower's obligations under the instrument.

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RISKS ASSOCIATED WITH NONINVESTMENT-GRADE SECURITIES

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Securities rated below investment-grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

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INTEREST RATE RISKS

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

RISKS RELATED TO THE ECONOMY

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The prices of high-yield securities are affected by the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

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RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing, and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

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Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

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Since many loan instruments involve parties (for example, lenders, borrowers and agent banks) located in multiple jurisdictions outside of the United States, there is a risk that a security interest in any related collateral may be unenforceable and obligations under the related loan agreements may not be binding.

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RISKS OF INVESTING IN EMERGING MARKET COUNTRIES

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

CURRENCY RISKS

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Exchange rates for currencies fluctuate daily. The combination of currency risks and market risks tend to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

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The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as interest rate, credit, currency, liquidity and leverage risks.

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LEVERAGE RISKS

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Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

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When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding.

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Shares can be purchased or redeemed by participating insurance companies any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
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  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
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  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

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The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

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Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See "Account and Share Information - Frequent Trading Policies" for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

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The Fund offers two Share classes: Primary Shares and Service Shares, each representing interests in a single portfolio of securities. This Prospectus relates only to Primary Shares. All Share classes have different expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

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The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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ADMINISTRATIVE SERVICE FEES

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The Fund may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.

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How to Purchase and Redeem Shares

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Shares are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.

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Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives from the participating insurance company your order in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor and your participating insurance company. The Fund reserves the right to reject any purchase order.

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Account and Share Information

DIVIDENDS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

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Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the "Products" section of Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Notice to Shareholders - Source of Distributions" link under "Related Information."

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TAX INFORMATION

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The Fund intends to comply with variable asset diversification regulations. If the Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code.

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Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV. This may be particularly likely where a Fund invests in high-yield securities or securities priced in foreign markets.

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The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's fair valuation procedures are intended in part to discourage short-term trading by reducing the potential for these strategies to succeed. See "What do Shares Cost?" The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund monitors trading in Fund Shares in an effort to identify potential disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Because the Fund's Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not in a position to determine directly whether a separate account's purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. It is also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, where trading activity in an insurance company separate account exceeds the monitoring limits, the Fund will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short term trading, the Fund will ask that the investor be precluded from further purchases of Fund Shares. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so.

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The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

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The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

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Please refer to the prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Fund and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Fund is also used as an investment option for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product prospectus.

To the extent that the policies and procedures of the Fund and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Fund and its long-term Shareholders. No matter how the Fund or a participating insurance company defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings, and a percentage breakdown of the portfolio by sector, credit quality and asset class.

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To access this information from the "Products" section of the website, click on the "Portfolio Holdings" link under "Related Information" and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link.

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You may also access portfolio information as of the end of the Fund's fiscal quarters from the "Products" section of the website. The Fund's Annual and Semi-Annual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the "Prospectuses and Regulatory Reports" link under "Related Information" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

Mark E. Durbiano

Mark E. Durbiano has been a Portfolio Manager of the Fund since August 1993. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

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The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts and ownership of securities in the Fund.

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ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.60% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated December 31, 2008.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

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Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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Information for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

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Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$7.49		$7.85		$7.74		$8.20		$7.99
Income From Investment Operations:
Net investment income	0.58	2	0.55	2	0.58	2	0.57	2	0.58	2
Net realized and unrealized gain (loss) on investments	(2.37)		(0.29)		0.20		(0.37)		0.21
TOTAL FROM INVESTMENT OPERATIONS	(1.79)		0.26		0.78		0.20		0.79
Less Distributions:
Distributions from net investment income	(0.67)		(0.62)		(0.67)		(0.66)		(0.58)
Net Asset Value, End of Period	$5.03		$7.49		$7.85		$7.74		$8.20
Total Return3	(25.99)%		3.43%		10.80%		2.66%		10.46%

Ratios to Average Net Assets:
Net expenses	0.79%		0.77%		0.77%		0.75%		0.74%
Net investment income	8.96%		7.29%		7.66%		7.40%		7.44%
Expense waiver/reimbursement4	0.00	%5	0.00	%5	0.00	%5	0.00	%5	0.00	%5
Supplemental Data:
Net assets, end of period (000 omitted)	$117,303		$196,470		$236,432		$248,538		$311,095
Portfolio turnover	15%		31%		38%		33%		55%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus: (1) may not reflect any fee waiver or expense reimbursement currently in effect; and (2) does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies in connection with any variable annuity or variable life insurance contract which, if included, would make your costs higher). Variable investment option returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED HIGH INCOME BOND FUND II - PRIMARY SHARES
ANNUAL EXPENSE RATIO: 1.04%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses 	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$106.06	$10,396.00
2	$10,396.00	$519.80	$10,915.80	$110.26	$10,807.68
3	$10,807.68	$540.38	$11,348.06	$114.63	$11,235.66
4	$11,235.66	$561.78	$11,797.44	$119.16	$11,680.59
5	$11,680.59	$584.03	$12,264.62	$123.88	$12,143.14
6	$12,143.14	$607.16	$12,750.30	$128.79	$12,624.01
7	$12,624.01	$631.20	$13,255.21	$133.89	$13,123.92
8	$13,123.92	$656.20	$13,780.12	$139.19	$13,643.63
9	$13,643.63	$682.18	$14,325.81	$144.70	$14,183.92
10	$14,183.92	$709.20	$14,893.12	$150.43	$14,745.60
Cumulative		$5,991.93		$1,270.99

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A Statement of Additional Information (SAI) dated April 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-8042

Federated
World-Class Investment Manager

Federated High Income Bond Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor

Cusip 313916306

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3113009A (4/09)

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Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated High Income Bond Fund II

A Portfolio of Federated Insurance Series

PROSPECTUS

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April 30, 2009

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service shares

A mutual fund seeking high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the Prospectuses for such variable contracts.

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Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 3

What are the Fund's Investment Strategies? 3

What are the Principal Securities in Which the
Fund Invests? 4

What are the Specific Risks of Investing in the Fund? 8

What Do Shares Cost? 10

How is the Fund Sold? 12

Payments to Financial Intermediaries 12

How to Purchase and Redeem Shares 12

Account and Share Information 13

Who Manages the Fund? 15

Legal Proceedings 15

Financial Information 16

Appendix A: Hypothetical Investment and
Expense Information 18

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

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The Fund's investment objective is to seek high current income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

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WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in a diversified portfolio of high-yield, lower- rated corporate bonds (also known as "junk bonds").

The Fund may invest in derivative contracts to implement its investment strategies as more fully described below.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Credit Risks. The corporate bonds in which the Fund invests have a higher default risk than investment-grade securities. Low-grade corporate bonds are almost always uncollateralized and subordinated to other debt that an issuing firm has outstanding.
  Liquidity Risks. Liquidity of individual corporate bonds varies considerably. Low-grade corporate bonds have less liquidity than investment-grade securities, which means that it may be more difficult to buy or sell a security at a favorable price or time.
  Risks Associated with Noninvestment-Grade Securities. Securities rated below investment-grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed- income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
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  Risks Related to the Economy. Low-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.
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  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Risks of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, currency, liquidity and leverage risks.
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The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's Service Shares investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Service Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Service Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

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The Fund's Service Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was 5.24%.

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Within the periods shown in the bar chart, the Fund's highest quarterly return was 7.57% (quarter ended June 30, 2003). Its lowest quarterly return was (19.71)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

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Return Before Taxes is shown for the Fund's Service Shares. The table also shows returns for the Barclays Capital (formerly Lehman Brothers) High Yield 2% Issuer Constrained Index (BCHY2%ICI), a broad-based market index and the Lipper Variable Underlying Funds High Current Yield Average (LFHCYA), which is an average of funds with similar investment objectives. BCHY2%ICI returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. LFHCYA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.

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(For the Period Ended December 31, 2008)

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	1 Year	5 Years	Start of Performance1
Fund:
Return Before Taxes	(26.09)%	(1.02)%	 1.28%
BCHY2%ICI	(25.88)%	(0.84)%	 2.63%
LFHCYA	(28.33)%	(2.96)%	(0.66)%

1 The Fund's Service Shares start of performance date was April 28, 2000.

What are the Fund's Fees and Expenses?

FEDERATED HIGH INCOME BOND FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Service Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.60%
Distribution (12b-1) Fee	0.25%
Other Expenses2	0.44%
Total Annual Fund Operating Expenses	1.29%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the shareholder services provider did not charge its fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Reduction of Fund Expenses	0.25%
Total Actual Annual Fund Operating Expenses (after reduction)	1.04%
2 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The shareholder services provider did not charge, and therefore the Fund's Service Shares did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund's Service Shares (after the reduction) were 0.19% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Service Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Service Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Service Shares operating expenses are before the reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$	131
3 Years	$	409
5 Years	$	708
10 Years	$	1,556

What are the Fund's Investment Strategies?

The Fund provides exposure to the high-yield, lower-rated corporate bond market. The Fund's investment adviser (Adviser) actively manages the Fund's portfolio seeking to realize the potentially higher returns of high-yield bonds (also known as "junk bonds") compared to returns of high- grade securities by seeking to minimize default risk and other risks through careful security selection and diversification. The Fund primarily invests in domestic high-yield bonds but may invest a portion of its portfolio in securities of issuers based outside of the United States. A description of the various types of securities in which the Fund invests, and their risks, immediately follows the strategy discussion.

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The Adviser selects securities that it believes has attractive risk-return characteristics. The securities in which the Fund invests have high yields primarily because of the market's greater uncertainty about the issuer's ability to make all required interest and principal payments, and therefore about the return that will, in fact, be realized by the Fund.

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The Adviser attempts to select bonds for investment by the Fund which offer high potential returns for the default risks being assumed. The Adviser's security selection process consists of a credit-intensive, fundamental analysis of the issuing firm. The Adviser's analysis focuses on the financial condition of the issuing firm, together with the issuer's business and product strength, competitive position and management expertise. Further, the Adviser considers current economic, financial market and industry factors, which may affect the issuer.

The Adviser attempts to minimize the Fund's portfolio credit risk through diversification. The Adviser selects securities to maintain broad portfolio diversification both by company and industry. The Adviser does not target an average maturity for the Fund's portfolio.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  increase or decrease the effective duration of the Fund portfolio;
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

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Because the Fund refers to high-income bond investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed-income investments rated below investment-grade.

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TEMPORARY INVESTMENTS

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The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.

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What are the Principal Securities in Which the Fund Invests?

FIXED-INCOME SECURITIES

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests:

Corporate Debt Securities

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Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies (see the following description of "Loan Instruments"). The credit risks of corporate debt securities vary widely among issuers.

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In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Loan Instruments

The Fund may invest in loan (and loan-related) instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments may include loans made in connection with trade financing transactions. Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger.

Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property (such as receivables, tangible goods, real property, or commodities), which is commonly referred to as collateral. The purpose of securing a loan is to allow the lenders to exercise their rights over the collateral if the loan is not repaid as required by the terms of lending agreement. Unsecured loans expose the lenders to increased credit risk.

The loan instruments in which the Fund may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets).

The Fund treats loan instruments as a type of fixed- income security. Investments in loan instruments may expose the Fund to interest rate risk, risks of investing in foreign securities, credit risk, liquidity risk, risks of non- investment-grade securities, risks of emerging markets, and leverage risk. (For purposes of the descriptions in this prospectus of these various risks, references to "issuer," include borrowers in loan instruments.) Many loan instruments incorporate risk mitigation and insurance products into their structures, in order to manage these risks. There is no guarantee that these risk management techniques will work as intended.

DEMAND INSTRUMENTS

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Lower-Rated, Fixed-Income Securities

Lower-rated, fixed-income securities are securities rated below investment-grade (i.e., BB or lower) by a nationally recognized statistical rating organization (NRSRO). There is no minimal acceptable rating for a security to be purchased or held by the Fund and the Fund may purchase or hold unrated securities and securities whose issuers are in default.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Asset-Backed Securities

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Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed- income assets (including other fixed-income securities, such as corporate debt securities) may be used to create an asset-backed security. Asset-backed securities may take the form of notes or pass-through certificates.

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Convertible Securities

Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than nonconvertible, fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as fixed-income securities for purposes of its investment policies and limitations, because of their unique characteristics.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
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  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

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Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets may also be subject to liquidity risks.

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Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, or to decrease or eliminate the Fund's exposure to foreign currencies in which a portfolio security is denominated, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

PREFERRED STOCKS

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund will treat such redeemable preferred stock as a fixed-income security.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the- counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

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OPTION CONTRACTS

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Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

SWAP CONTRACTS

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

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Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps and currency swaps.

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SPECIAL TRANSACTIONS

HYBRID INSTRUMENTS

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

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Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

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ASSET SEGREGATION

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

What are the Specific Risks of Investing in the Fund?

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

The high-yield bonds in which the Fund invests have a higher default risk than investment-grade securities. Low-grade bonds are almost always uncollateralized and subordinated to other debt that a firm has outstanding.

Many fixed-income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline relative to higher-quality instruments.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

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OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

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Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower's obligations under the instrument.

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RISKS ASSOCIATED WITH NONINVESTMENT- GRADE SECURITIES

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Securities rated below investment-grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

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INTEREST RATE RISKS

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

RISKS RELATED TO THE ECONOMY

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The prices of high-yield securities are affected by the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

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RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing, and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

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Since many loan instruments involve parties (for example, lenders, borrowers and agent banks) located in multiple jurisdictions outside of the United States, there is a risk that a security interest in any related collateral may be unenforceable and obligations under the related loan agreements may not be binding.

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RISKS OF INVESTING IN EMERGING MARKET COUNTRIES

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

CURRENCY RISKS

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Exchange rates for currencies fluctuate daily. The combination of currency risks and market risks tend to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

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The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as interest rate, credit, currency, liquidity and leverage risks.

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LEVERAGE RISKS

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Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

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When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding.

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Shares can be purchased or redeemed by participating insurance companies any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
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  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
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  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

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The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

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Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

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The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See "Account and Share Information - Frequent Trading Policies" for other procedures the Fund employs to deter such short-term trading.

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How is the Fund Sold?

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The Fund offers two Share classes: Primary Shares and Service Shares, each representing interests in a single portfolio of securities. This Prospectus relates only to Service Shares. All Share classes have different expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

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The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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The Fund and its affiliated service providers may pay fees as described below to certain insurance companies for providing shareholder services to the Fund.

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RULE 12B-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Service Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

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ADMINISTRATIVE SERVICE FEES

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The Fund may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintainingshareholder accounts.

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How to Purchase and Redeem Shares

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Shares are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.

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Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives from the participating insurance company your order in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor and your participating insurance company. The Fund reserves the right to reject any purchase order.

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Account and Share Information

DIVIDENDS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

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Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the "Products" section of Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Notice to Shareholders - Source of Distributions" link under "Related Information."

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TAX INFORMATION

The Fund intends to comply with variable asset diversification regulations. If the Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV. This may be particularly likely where a Fund invests in high-yield securities or securities priced in foreign markets.

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The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's fair valuation procedures are intended in part to discourage short-term trading by reducing the potential for these strategies to succeed. See "What Do Shares Cost?" The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund monitors trading in Fund Shares in an effort to identify potential disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Because the Fund's Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not in a position to determine directly whether a separate account's purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. It is also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, where trading activity in an insurance company separate account exceeds the monitoring limits, the Fund will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short term trading, the Fund will ask that the investor be precluded from further purchases of Fund Shares. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so.

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The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

Please refer to the prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Fund and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Fund is also used as an investment option for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product prospectus.

To the extent that the policies and procedures of the Fund and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Fund and its long-term Shareholders. No matter how the Fund or a participating insurance company defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings, and a percentage breakdown of the portfolio by sector, credit quality and asset class.

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To access this information from the "Products" section of the website, click on the "Portfolio Holdings" link under "Related Information" and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund's page, click on the "Portfolio Holdings" or "Composition" link.

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You may also access portfolio information as of the end of the Fund's fiscal quarters from the "Products" section of the website. The Fund's Annual and Semi-Annual Reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the "Prospectuses and Regulatory Reports" link under "Related Information" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

Mark E. Durbiano

Mark E. Durbiano has been a Portfolio Manager of the Fund since August 1993. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

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The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts and ownership of securities in the Fund.

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ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.60% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated December 31, 2008.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, "Federated") and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

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Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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Information for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

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Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$7.45		$7.81		$7.70		$8.17		$7.97
Income From Investment Operations:
Net investment income	0.56	2	0.53	2	0.56	2	0.55	2	0.56	2
Net realized and unrealized gain (loss) on investments	(2.35)		(0.28)		0.20		(0.38)		0.20
TOTAL FROM INVESTMENT OPERATIONS	(1.79)		0.25		0.76		0.17		0.76
Less Distributions:
Distributions from net investment income	(0.65)		(0.61)		(0.65)		(0.64)		(0.56)
Net Asset Value, End of Period	$5.01		$7.45		$7.81		$7.70		$8.17
Total Return3	(26.09)%		3.19%		10.57%		2.27%		10.16%

Ratios to Average Net Assets:
Net expenses	1.04%		1.02%		1.02%		1.00%		0.99%
Net investment income	8.68%		7.04%		7.42%		7.14%		7.19%
Expense waiver/reimbursement4	0.00	%5	0.00	%5	0.00	%5	0.00	%5	0.00	%5
Supplemental Data:
Net assets, end of period (000 omitted)	$55,262		$89,486		$97,175		$89,627		$111,572
Portfolio turnover	15%		31%		38%		33%		55%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus: (1) may not reflect any fee waiver or expense reimbursement currently in effect; and (2) does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies in connection with any variable annuity or variable life insurance contract which, if included, would make your costs higher). Variable investment option returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED HIGH INCOME BOND FUND II - SERVICE SHARES
ANNUAL EXPENSE RATIO: 1.29%
MAXIMUM FRONT-END SALES CHARGE: NONE

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses 	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$131.39	$10,371.00
2	$10,371.00	$518.55	$10,889.55	$136.27	$10,755.76
3	$10,755.76	$537.79	$11,293.55	$141.32	$11,154.80
4	$11,154.80	$557.74	$11,712.54	$146.57	$11,568.64
5	$11,568.64	$578.43	$12,147.07	$152.00	$11,997.84
6	$11,997.84	$599.89	$12,597.73	$157.64	$12,442.96
7	$12,442.96	$622.15	$13,065.11	$163.49	$12,904.59
8	$12,904.59	$645.23	$13,549.82	$169.56	$13,383.35
9	$13,383.35	$669.17	$14,052.52	$175.85	$13,879.87
10	$13,879.87	$693.99	$14,573.86	$182.37	$14,394.81
Cumulative		$5,922.94		$1,556.46

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An SAI dated April 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-8042

Federated
World-Class Investment Manager

Federated High Income Bond Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916843

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25311 (4/09)

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Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated International Equity Fund II

A Portfolio of Federated Insurance Series

PROSPECTUS

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April 30, 2009

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A mutual fund seeking to obtain a total return on its assets by investing primarily in equity securities of companies based outside the United States.

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As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the prospectuses for such variable contracts.

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Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 4

What are the Fund's Investment Strategies? 4

What are the Principal Securities in Which the Fund Invests? 6

What are the Specific Risks of Investing in the Fund? 9

What Do Shares Cost? 11

How is the Fund Sold? 12

Payments to Financial Intermediaries 13

How to Purchase and Redeem Shares 13

Account and Share Information 13

Who Manages the Fund? 15

Legal Proceedings 16

Financial Information 17

Appendix A: Hypothetical Investment
and Expense Information 19

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to obtain a total return on its assets. The Fund's total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Fund expects that changes in market value will comprise the largest component of its total return. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in equity securities of companies based outside the United States.

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The Fund's investment adviser's (Adviser) process for selecting investments is a combination of bottom-up selection and top-down analysis. Bottom-up stock selection emphasizes fundamental analysis by skilled portfolio managers while top-down analysis attempts to predict the impact of economic and market cycles. The Fund is not limited to investing according to any particular style, size of company or maintaining minimum allocations to any particular region or country. However, the Adviser anticipates that normally the Fund will primarily invest in mid- to large-capitalization companies based outside the United States that have been selected using the growth style of stock selection. However, to a lesser extent, the Fund may also invest in foreign companies based in emerging markets.

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The Fund may invest in derivative contracts to implement its investment strategies as more fully described in this Prospectus.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
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  Risks of Foreign Investing. because the fund invests in securities issued by foreign companies, the fund's share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
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  Currency Risks. Because the exchange rates for currencies fluctuate daily, prices of the foreign market securities in which the Fund invests are more volatile than prices of securities traded exclusively in the United States.
  Emerging Markets Risks. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
  Risks Related to Investing for Growth. The growth stocks in which the Fund may invest are typically more volatile than traditional value stocks and may depend more on price changes than dividend returns.
  Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, credit, currency, liquidity and leverage risks.
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  Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by risks of foreign investing than would otherwise be the case.
  Credit Risks. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance.
  Leverage Risks. The derivative contracts and hybrid instruments in which the Fund invests may be subject to leverage risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
  Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.

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The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

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The Fund's total return for the three-month period from January 1, 2009 to March 31, 2009 was (11.41)%.

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Within the periods shown in the bar chart, the Fund's highest quarterly return was 58.40% (quarter ended December 31, 1999). Its lowest quarterly return was (23.76)% (quarter ended September 30, 2008).

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Average Annual Total Return Table

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Return Before Taxes is shown. The table also shows returns for the Morgan Stanley Capital International Europe, Australasia & Far East Growth Index (MSCI-EAFE GI), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	(45.72)%	(2.53)%	(1.00)%
MSCI-EAFE GI	(42.70)%	1.43%	(1.30)%

What are the Fund's Fees and Expenses?

FEDERATED INTERNATIONAL EQUITY FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Anticipated Waivers, Reimbursement and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	1.00%
Distribution (12b-1) Fee	None
Other Expenses3	2.98%
Acquired Fund Fees and Expenses4	0.02%
Total Anticipated Direct and Acquired Annual Fund Operating Expenses5	4.00%

1 The percentages shown have been restated and are based on anticipated expenses for the entire fiscal year ending December 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator expect to waive and/or reimburse certain amounts. In addition, the shareholder services provider expects not charge its fee. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending December 31, 2009.
Total Anticipated Waivers, Reimbursement and Reduction of Fund Expenses	2.29%
Total Anticipated Direct and Acquired Annual Fund Operating Expenses (after anticipated waivers, reimbursement and reduction)	1.71%
2 The Adviser expects to voluntarily waive the management fee. The Adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending December 31, 2009. The management fee paid by the Fund (after voluntary waiver) was 0.82% for the fiscal year ended December 31, 2008.
3 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator expects to voluntarily waive a portion of its fee and the Adviser expects to voluntarily reimburse certain operating expenses of the Fund. The administrator and Adviser can terminate this anticipated voluntary waiver/reimbursement at any time. In addition, the shareholder services provider expects not to charge, and therefore the Fund will not accrue, its fee. This anticipated reduction can be terminated at any time. Total other expenses paid by the Fund (after the anticipated voluntary waiver, reimbursement and reduction) are expected to be 1.69% for the fiscal year ending December 31, 2009. Total other expenses paid by the Fund (after voluntary waiver and reduction) were 0.75% for the fiscal year ended December 31, 2008.
4 The Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund's investment in the acquired funds and upon the anticipated total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers) for the fiscal year ended December 31, 2008. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund's assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.
5 The Total Actual Annual Fund Operating Expenses paid by the Fund (after voluntary waivers and reduction, but excluding Acquired Fund Fees and Expenses) were 1.57% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are before anticipated waivers, reimbursement and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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1 Year	$ 402
3 Years	$1,218
5 Years	$2,051
10 Years	$4,206

What are the Fund's Investment Strategies?

The Fund pursues its investment objective by investing primarily in equity securities of companies based outside the United States.

The Adviser actively manages the Fund's portfolio. The Adviser's process for selecting investments is a combination of bottom-up stock selection and top-down analysis. Bottom-up stock selection emphasizes fundamental analysis of companies by skilled portfolio managers while top-down analysis attempts to predict the impact of economic and market cycles.

The Adviser seeks to identify individual companies with the potential for investment return. The investment return could result from the Adviser's view that a company has strong earnings growth potential, that a company is undervalued or based on generating income or the potential for income. The Fund is not limited to investing according to any particular style, size of company, or maintaining minimum allocations to any particular region or country. However, the Adviser anticipates that normally the Fund will primarily invest in mid- to large-capitalization companies based outside the United States that have been selected using the growth style of stock selection. However, to a lesser extent, the Fund may also invest in foreign companies based in emerging markets.

The Adviser selects stocks by attempting to evaluate the companies in the Fund's investment universe based on fundamental analysis of, and forecasting, their potential for future stock price appreciation. Key factors in this analysis are: evaluation of the quality of company management; industry position; financial strength; and expected future growth in earnings or cash flows. Before purchasing a stock, the Adviser weighs appreciation potential against market price to evaluate the stock's potential compared to its current price.

The Adviser attempts to manage the risk of relative underperformance of the stocks of the growth companies it selects in down markets by seeking to purchase growth stocks at reasonable prices. The Adviser manages the portfolio's exposure to random or unpredictable events that may adversely affect individual companies, or the risk that the Adviser is otherwise wrong in its analysis of any particular company, through portfolio diversification. There is no assurance these strategies will be successful in reducing portfolio risk. In addition, even if these strategies are successful, the Fund's portfolio is expected to have a relatively high price volatility.

While the Adviser does not take concentrated positions in individual stocks, the Adviser may emphasize business sectors or certain countries in the Fund's portfolio because they exhibit stronger growth potential, or appreciation potential, or both, or the Adviser believes it has greater skill (or fundamental analysis is more effective) in picking stocks in those sectors or countries.

The Fund may purchase shares of exchange-traded funds (ETFs). The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The Fund is not limited in the portion of its investments that are denominated in either foreign currency or in U.S. dollars. From time to time, the Fund may hedge a portion of its currency risk by using derivatives such as futures or forward contracts. Currency hedges can protect against price movements in a security that a fund owns that are attributable to changes in the value of the currency in which the security is denominated. Hedging may reduce gains or cause losses to the Fund if the hedged currency moves in a different manner than the Adviser anticipated or if the cost of the hedge outweighs its value. It is anticipated that the majority of the Fund's portfolio will not be hedged and will therefore remain subject to currency risk.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

Because the Fund refers to equity investments in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its assets in equity investments.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

TEMPORARY INVESTMENTS

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The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.

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What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities may offer greater potential for appreciation than many other types of securities, because their value usually increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts, and companies organized outside the United States may issue securities comparable to common or preferred stock.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts, Global Depositary Receipts, and International Depositary Receipts, are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Securities

Foreign equity securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (or its subsidiaries) derived, in its most current fiscal year, at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign equity securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. Although it has historically not done so, the Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

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The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

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Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as, currency futures and currency forward contracts.

OPTIONS CONTRACTS

Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

SWAP CONTRACTS

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include currency swaps and total return swaps.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

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Investing in Exchange-Traded Funds

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The Fund may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

SPECIAL TRANSACTIONS

Hybrid Instruments

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Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

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Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

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The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline and you could lose money.

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The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

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RISKS OF FOREIGN INVESTING

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Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

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Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

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Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions that could adversely affect the liquidity of the Fund's investments.

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Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

CURRENCY RISKS

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Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities. Additionally, the value of the Fund's foreign investments and the value of its Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

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The Adviser attempts to limit currency risk by limiting the amount the Fund's exposure to a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

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RISKS OF INVESTING IN EMERGING MARKET COUNTRIES

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Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices can be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

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EXCHANGE-TRADED FUNDS RISKS

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An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

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RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as stock market, credit, currency, liquidity and leverage risks.

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RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS

Because the Fund may invest in (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by risks of foreign investing than would otherwise be the case.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities issued by companies located in emerging markets. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading may also lead to greater price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS

Custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss or theft of its assets.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

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When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities, and dividing the balance by the number of Shares outstanding.

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Shares can be purchased or redeemed by participating insurance companies any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
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  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
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  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

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Shares of other mutual funds are valued based upon their reported NAVs. The Prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

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Fair Valuation and Significant Events Procedures

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The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

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Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See "Account and Share Information--Frequent Trading Policies" for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

Payments to Financial Intermediaries

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ADMINISTRATIVE SERVICE FEES

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The Fund may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.

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How to Purchase and Redeem Shares

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Shares are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.

Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives from the participating insurance company your order in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor and your participating insurance company. The Fund reserves the right to reject any purchase order.

Account and Share Information

DIVIDENDS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

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Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the "Products" section of Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Notice to Shareholders-Source of Distributions" link under "Related Information."

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TAX INFORMATION

The Fund intends to comply with variable asset diversification regulations. If the Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract Prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated. This may be particularly likely where a Fund invests in high-yield securities or securities priced in foreign markets.

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The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's fair valuation procedures are intended in part to discourage short-term trading by reducing the potential for these strategies to succeed. See "What Do Shares Cost?" The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund monitors trading in Fund Shares in an effort to identify potential disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Because the Fund's Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not in a position to determine directly whether a separate account's purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. It is also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, where trading activity in an insurance company separate account exceeds the monitoring limits, the Fund will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short term trading, the Fund will ask that the investor be precluded from further purchases of Fund Shares. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so.

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The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

Please refer to the Prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Fund and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Fund is also used as an investment option for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product Prospectus.

To the extent that the policies and procedures of the Fund and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Fund and its long-term Shareholders. No matter how the Fund or a participating insurance company defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings, and a percentage breakdown of the portfolio by asset class and by country.

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To access this information from the "Products" section of the website, click on the "Portfolio Holdings" link under "Related Information" and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund's page, click on the "Portfolio Holdings" or "Composition" link.

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You may also access portfolio information as of the end of the Fund's fiscal quarters from the "Products" section of the website. The Fund's Annual and Semi-Annual Reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the "Prospectuses and Regulatory Reports" link under "Related Information" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated Global Investment Management Corp. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

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Richard Winkowski

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Richard Winkowski has been the Fund's Portfolio Manager since May 2005. Mr. Winkowski joined Federated as a Senior Investment Analyst in April 1998. He became an Assistant Vice President of the Fund's Adviser in July 1999 and became a Vice President of the Fund's Adviser in July 2000. He served as a Senior Research Analyst with Union Bank of Switzerland from October 1997 through March 1998. He was employed with American Express Financial Corp. as a Statistical Analyst from 1994 through January 1995 and then as a Portfolio Manager Assistant until September 1997. Mr. Winkowski earned his B.A. from the University of Wisconsin.

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The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts and ownership of securities in the Fund.

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ADVISORY FEES

The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 1.00% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated December 31, 2008.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, "Federated") and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at
FederatedInvestors.com.

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Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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Information for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

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Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008	2007	2006	1	2005	2004
Net Asset Value, Beginning of Period	$18.71	$17.11	$14.42	$13.22	$11.59
Income from Investment Operations:
Net investment income	0.07	2	0.13	0.00	3	0.07	0.00	3
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(8.59)	1.50	2.72	1.13	1.63
TOTAL FROM INVESTMENT OPERATIONS	(8.52)	1.63	2.72	1.20	1.63
Less Distributions:
Distributions from net investment income	(0.09)	(0.03)	(0.03)	--	--
Net Asset Value, End of Period	$10.10	$18.71	$17.11	$14.42	$13.22
Total Return4	(45.72)%	9.55%	18.89%	9.08%	14.06%

Ratios to Average Net Assets:
Net expenses	1.57%	1.44%	1.49%	1.58%	1.57	%5
Net investment income	0.44%	0.71%	0.23%	0.50%	0.03%
Expense waiver/reimbursement6	0.23%	0.03%	0.03%	0.04%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$12,584	$76,550	$70,213	$58,700	$53,093
Portfolio turnover	212%	125%	83%	125%	87%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share number has been calculated using the average shares method.

3 Represents less than $0.01.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

5 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 1.57% after taking into account this expense reduction for the year ended December 31, 2004.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus: (1) may not reflect any fee waiver or expense reimbursement currently in effect; and (2) does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies in connection with any variable annuity or variable life insurance contract which, if included, would make your costs higher). Variable investment option returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED INTERNATIONAL EQUITY FUND II
ANNUAL EXPENSE RATIO: 4.00%

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses 	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$402.00	$10,100.00
2	$10,100.00	$505.00	$10,605.00	$406.02	$10,201.00
3	$10,201.00	$510.05	$10,711.05	$410.08	$10,303.01
4	$10,303.01	$515.15	$10,818.16	$414.18	$10,406.04
5	$10,406.04	$520.30	$10,926.34	$418.32	$10,510.10
6	$10,510.10	$525.51	$11,035.61	$422.51	$10,615.20
7	$10,615.20	$530.76	$11,145.96	$426.73	$10,721.35
8	$10,721.35	$536.07	$11,257.42	$431.00	$10,828.56
9	$10,828.56	$541.43	$11,369.99	$435.31	$10,936.85
10	$10,936.85	$546.84	$11,483.69	$439.66	$11,046.22
Cumulative		$5,231.11		$4,205.81

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An SAI dated April 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-8042

Federated
World-Class Investment Manager

Federated International Equity Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916603

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G01078-01 (4/09)

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Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Kaufmann Fund II

A Portfolio of Federated Insurance Series

PROSPECTUS

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April 30, 2009

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Primary Shares

A mutual fund seeking capital appreciation by investing primarily in common stocks.

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As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the prospectuses for such variable contracts.

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Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 3

What are the Fund's Investment Strategies? 3

What are the Principal Securities in Which the Fund Invests? 4

What are the Specific Risks of Investing in the Fund? 7

What Do Shares Cost? 10

How is the Fund Sold? 11

Payments to Financial Intermediaries 11

How to Purchase and Redeem Shares 12

Account and Share Information 12

Who Manages the Fund? 14

Legal Proceedings 16

Financial Information 16

Appendix A: Hypothetical Investment
and Expense Information 18

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

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The Fund's investment objective is capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

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WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

To achieve its objective, the Fund invests primarily in the stocks of small and medium-sized companies that are traded on national security exchanges, the NASDAQ stock market and on the over-the-counter market.

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Up to 30% of the Fund's net assets may be invested in foreign securities. Solely for purposes of complying with this policy an issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this Prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this policy but may still be subject to risks associated with foreign securities. The Adviser's and Sub-Adviser's (collectively, Adviser) process for selecting securities is bottom-up and growth-oriented.

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The Fund may invest in derivative contracts to implement its investment strategies as more fully described in this Prospectus.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

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All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

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  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
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  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
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  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
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  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Liquidity Risks. The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Emerging Markets Risks. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economics.
  Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Credit Risks. Credit risk includes the possibility that a party to a transaction will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, liquidity and leverage risks.
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  Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.
  Interest Rate Risks. Prices of fixed-income securities will generally fall when interest rates rise.
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  Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

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The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Primary Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Primary Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

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The Fund's Primary Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was (6.43)%.

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Within the periods shown in the bar chart, the Fund's Primary Shares highest quarterly return was 23.90% (quarter ended June 30, 2003). Its lowest quarterly return was (22.83)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

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Return Before Taxes is shown. The table also shows returns for the Russell Mid-Cap Growth Index (RMGI), a broad based market index and the Lipper Variable Underlying Funds Mid-Cap Growth Average (LMCGA). RMGI returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. LMCGA returns do not reflect sales charges. However, total returns of the LMCGA are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.

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(For the Period Ended December 31, 2008)

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	1 Year	5 Year	Start of Performance1
Fund:
Return Before Taxes	(41.79)%	0.64%	2.47%
RMGI	(44.32)%	(2.33)%	(0.16)%
LMCGA	(45.46)%	(3.06)%	(1.77)%

1 The Fund's Primary Shares start of performance date was April 30, 2002.

What are the Fund's Fees and Expenses?

FEDERATED KAUFMANN FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Primary Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Primary Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers and Reductions)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	1.43%
Distribution (12b-1) Fee3	0.25%
Other Expenses4	0.74%
Total Annual Fund Operating Expenses	2.42%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived certain amounts. Additionally, the distributor and shareholder services provider did not charge their fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers and Reductions of Fund Expenses	0.89%
Total Actual Annual Fund Operating Expenses (after waivers and reductions)	1.53%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 1.07% for the fiscal year ended December 31, 2008.
3 The Fund's Primary Shares did not pay or accrue the distribution (12b-1) fee during the fiscal year ended December 31, 2008. The Fund's Primary Shares have no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending December 31, 2009.
4 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. In addition, the shareholder services provider did not charge, and therefore the Fund's Primary Shares did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund's Primary Shares (after the voluntary waiver and reduction) were 0.46% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Primary Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Primary Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Primary Shares operating expenses are before waivers and reductions as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$245
3 Years	$755
5 Years	$1,291
10 Years	$2,756

What are the Fund's Investment Strategies?

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In seeking to meet its investment objective, the Fund invests primarily in the stocks of small and medium-sized companies that are traded on national security exchanges, NASDAQ stock market and on the over-the-counter market. Up to 30% of the Fund's net assets may be invested in foreign securities. Solely for purposes of complying with this policy an issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this Prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business and/or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this policy but may still be subject to risks associated with foreign securities. When investing in foreign securities, the Fund's Adviser may emphasize investment in a particular country or group of countries which may subject the Fund to the risks of investing in such country or group of countries and/or emerging market risks to a greater extent than if the Fund's foreign security exposure was diversified over a greater number of countries. When deciding which securities to buy, the Fund considers:

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  the growth prospects of existing products and new product development;
  the economic outlook of the industry;
  the price of the security and its estimated fundamental value; and
  relevant market, economic and political environments.

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The Fund's Adviser use a bottom-up approach to portfolio management. There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. This hands-on approach means that in addition to sophisticated computer analysis, the Adviser may conduct in-depth meetings with management, industry analysts and consultants. Through this interaction with companies the Adviser seeks to develop a thorough knowledge of the dynamics of the businesses in which the Fund invests.

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The Fund assesses individual companies from the perspective of a long-term investor. It buys stocks of companies that it believes:

  are profitable and leaders in the industry;
  have distinct products and services which address substantial markets;
  can rapidly grow annual earnings over the next three to five years; and
  have superior proven management and solid balance sheets.

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Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals or the intermediate and long-term prospects become poor.

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The Fund may loan up to 30% of its total assets in the form of its portfolio securities to unaffiliated broker/dealers, banks or other recognized institutional borrowers to generate additional income. The Fund receives cash, U.S. Treasury obligations and/or other liquid securities as collateral. The Fund also may invest up to 15% of its net assets in illiquid securities.

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The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

TEMPORARY INVESTMENTS

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The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.

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What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the principal types of equity securities in which the Fund may invest:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

FOREIGN SECURITIES

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An issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this Prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this definition but may still be subject to risks associated with foreign securities.

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Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

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Depositary Receipts

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Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

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ILLIQUID SECURITIES

Illiquid securities are securities for which there is no readily available market or securities with legal or contractual restrictions. These may include private placements, repurchase agreements that the Fund cannot dispose of within seven days, and securities eligible for resale under Rule 144A of the Securities Act of 1933.

FIXED-INCOME SECURITIES

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Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

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A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

Treasury Securities

The Fund may receive Treasury securities as collateral on portfolio securities loans and may invest in Treasury securities on a short-term basis. Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

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DERIVATIVE CONTRACTS

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Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

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Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

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Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

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The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

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Futures Contracts

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Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as currency futures and currency forward contracts.

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Option Contracts

Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps and currency swaps.

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SPECIAL TRANSACTIONS

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Asset Segregation

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In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

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Investing in Exchange-Traded Funds

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The Fund may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the OTC market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

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Hybrid Instruments

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Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

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Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

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Securities Lending

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The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

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The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

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Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. However, there can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

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Securities lending activities are subject to interest rate risks and credit risks. These transactions may create leverage risks.

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Investing in Securities of Other Investment Companies

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The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

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What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO INVESTING FOR GROWTH

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Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

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RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

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Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

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SECTOR RISKS

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Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

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LIQUIDITY RISKS

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Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

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Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

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OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

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RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

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Foreign companies may not provide information (including financial statements) as frequently or completely as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

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Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

When the Fund's investment in foreign securities emphasizes a particular country or group of countries, the Fund may be significantly affected by the economic, political or regulatory developments affecting such country or group of countries. Additionally, natural disasters affecting such country or countries could have an adverse effect on the Fund's investment in companies located in such country.

EMERGING MARKETS RISKS

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices can be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS

Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

The Adviser attempts to limit currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

INTEREST RATE RISKS

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

LEVERAGE RISKS

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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EXCHANGE-TRADED FUNDS RISKS

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An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

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When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding.

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Shares can be purchased or redeemed by participating insurance companies any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
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  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
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  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

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The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

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Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See "Account and Share Information - Frequent Trading Policies" for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

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The Fund offers two Share classes: Primary Shares and Service Shares, each representing interests in a single portfolio of securities. This Prospectus relates only to Primary Shares. All Share classes have different expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

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The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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The Fund and its affiliated service providers may pay fees as described below to certain insurance companies for providing shareholder services to the Fund.

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RULE 12B-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Primary Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

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ADMINISTRATIVE SERVICE FEES

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The Fund may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.

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How to Purchase and Redeem Shares

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Shares are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.

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Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives from the participating insurance company your order in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor and your participating insurance company. The Fund reserves the right to reject any purchase order.

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Account and Share Information

DIVIDENDS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

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Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the "Products" section of Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Notice to Shareholders - Source of Distributions" link under "Related Information."

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TAX INFORMATION

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The Fund intends to comply with variable asset diversification regulations. If the Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code.

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Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated. This may be particularly likely where a Fund invests in high-yield securities or securities priced in foreign markets.

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The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's fair valuation procedures are intended in part to discourage short-term trading by reducing the potential for these strategies to succeed. See "What Do Shares Cost?" The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund monitors trading in Fund Shares in an effort to identify potential disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Because the Fund's Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not in a position to determine directly whether a separate account's purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. It is also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, where trading activity in an insurance company separate account exceeds the monitoring limits, the Fund will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short term trading, the Fund will ask that the investor be precluded from further purchases of Fund Shares. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so.

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The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

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The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

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Please refer to the prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Fund and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Fund is also used as an investment option for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product prospectus.

To the extent that the policies and procedures of the Fund and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Fund and its long-term Shareholders. No matter how the Fund or a participating insurance company defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings and a percentage breakdown of the portfolio by sector.

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To access this information from the "Products" section of the website, click on the "Portfolio Holdings" link under "Related Information" and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link.

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You may also access portfolio information as of the end of the Fund's fiscal quarters from the "Products" section of the website. The Fund's Annual and Semi-Annual Reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the "Prospectuses and Regulatory Reports" link under "Related Information" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser has delegated daily management of some of the Fund assets to the Sub-Adviser, Federated Global Investment Management Corp., who is paid by the Adviser and not by the Fund, based on the portion of foreign securities the Sub-Adviser manages. The Sub-Adviser's address is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943.

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The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT TEAM

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The Fund is managed by an investment team under the leadership of Lawrence Auriana and Hans P. Utsch, Co-Heads of Investments/Federated Kaufmann.

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Lawrence Auriana

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Lawrence Auriana has been the Fund's Portfolio Manager since April 2002. He is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in Economics from Fordham University and has been engaged in the securities business since 1965.

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Hans P. Utsch

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Hans P. Utsch has been the Fund's Portfolio Manager since April 2002. He is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

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Jonathan Art

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Jonathan Art has been a Portfolio Manager of the Fund since October 2003. Mr. Art focuses on security selection with particular emphasis in the Technology sector. Mr. Art was an investment analyst with Edgemont Asset Management Corp., Adviser to the Kaufmann Fund (predecessor to the Federated Kaufmann Fund) from 1995 to 2001. He has been an investment analyst with the Fund's current Adviser since April 2001. Mr. Art earned a B.E.S. in Mathematical Sciences from The Johns Hopkins University and an M.S. in Management from the Massachusetts Institute of Technology.

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Mark Bauknight

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Mark Bauknight has been a Portfolio Manager of the Fund since October 2003. Mr. Bauknight focuses on security selection with particular emphasis in the Financials sector. Mr. Bauknight was an investment analyst with Edgemont Asset Management Corp., Adviser to the Kaufmann Fund (predecessor to the Federated Kaufmann Fund) from 1997 to 2001. He has been an investment analyst with the Fund's current Adviser since April 2001. Mr. Bauknight earned a B.A. in Economics and a B.A. in Political Science from the University of North Carolina at Chapel Hill and an M.B.A. from the University of Oxford.

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Jonathan E. Gold

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Jonathan E. Gold has been a Portfolio Manager of the Fund since June 2008. Mr. Gold focuses on security selection with particular emphasis in the international markets. Mr. Gold joined Federated in November 2004 and has been a Senior Investment Analyst with the Fund's adviser since that time. Mr. Gold was a Managing Director with Amphion Capital (and its predecessors) from December 1996 to November 2004. Prior to 1996, he held positions with James D. Wolfensohn Inc. and Prudential Realty Group. Mr. Gold earned both his Bachelor of Science and Masters of Business Administration degrees in Finance from the Leonard N. Stern School of Business, New York University.

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John Leibee

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John Leibee has been a Portfolio Manager of the Fund since June 2008. Mr. Leibee focuses on security selection with particular emphasis in the Industrials sector. Mr. Leibee joined Federated in May 2008 as a Portfolio Manager. He served as Managing Director, Equity Capital Markets, at Citigroup Global Markets from June 1983 to June 2005. He also worked at Ospraie Management, LLC from January 2007 to June 2007. He holds a Bachelor of Science Degree from the University of Delaware and a Masters of Business Administration degree from Duke University.

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The Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts and ownership of securities in the Fund.

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ADVISORY FEES

The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 1.425% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated December 31, 2008.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, "Federated") and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

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Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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Information for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

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Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$18.82		$16.46		$14.52		$13.07		$11.40
Income From Investment Operations:
Net investment income (loss)	(0.02	)2	(0.03	)2	(0.06	)2	(0.07	)2	(0.07	)2
Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	(7.27)		3.34		2.21		1.54		1.74
TOTAL FROM INVESTMENT OPERATIONS	(7.29)		3.31		2.15		1.47		1.67
Less Distributions:
Distributions from net investment income	(0.05)		--		--		--		--
Distributions from net realized gain on investments, written options and foreign currency transactions	(1.68)		(0.95)		(0.21)		(0.02)		(0.0007)
TOTAL DISTRIBUTIONS	(1.73)		(0.95)		(0.21)		(0.02)		(0.0007)
Net Asset Value, End of Period	$ 9.80		$18.82		$16.46		$14.52		$13.07
Total Return3	(41.79)%		21.04%		14.88%		11.24%		14.66%

Ratios to Average Net Assets:
Net expenses	1.53	%4	1.53	%4	1.50%		1.50%		1.50%
Net investment income (loss)	(0.14)%		(0.15)%		(0.40)%		(0.52)%		(0.63)%
Expense waiver/reimbursement5	0.39%		0.32%		0.48%		0.51%		1.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$37,588		$61,696		$34,937		$40,202		$17,940
Portfolio turnover	71%		67%		58%		67%		77%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.53% and 1.53% for the years ended December 31, 2008 and 2007, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus: (1) may not reflect any fee waiver or expense reimbursement currently in effect; and (2) does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies in connection with any variable annuity or variable life insurance contract which, if included, would make your costs higher). Variable investment option returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED KAUFMANN FUND II - PRIMARY SHARES
ANNUAL EXPENSE RATIO: 2.42%

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses 	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$245.12	$10,258.00
2	$10,258.00	$512.90	$10,770.90	$251.45	$10,522.66
3	$10,522.66	$526.13	$11,048.79	$257.93	$10,794.14
4	$10,794.14	$539.71	$11,333.85	$264.59	$11,072.63
5	$11,072.63	$553.63	$11,626.26	$271.41	$11,358.30
6	$11,358.30	$567.92	$11,926.22	$278.42	$11,651.34
7	$11,651.34	$582.57	$12,233.91	$285.60	$11,951.94
8	$11,951.94	$597.60	$12,549.54	$292.97	$12,260.30
9	$12,260.30	$613.02	$12,873.32	$300.53	$12,576.62
10	$12,576.62	$628.83	$13,205.45	$308.28	$12,901.10
Cumulative		$5,622.31		$2,756.30

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An SAI dated April 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-8042

Federated
World-Class Investment Manager

Federated Kaufmann Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916827

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27258 (4/09)

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Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Kaufmann Fund II

A Portfolio of Federated Insurance Series

PROSPECTUS

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April 30, 2009

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service shares

A mutual fund seeking capital appreciation by investing primarily in common stocks.

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As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the prospectuses for such variable contracts.

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Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 3

What are the Fund's Investment Strategies? 3

What are the Principal Securities in Which the
Fund Invests? 4

What are the Specific Risks of Investing in the Fund? 7

What Do Shares Cost? 9

How is the Fund Sold? 11

Payments to Financial Intermediaries 11

How to Purchase and Redeem Shares 11

Account and Share Information 12

Who Manages the Fund? 14

Legal Proceedings 15

Financial Information 16

Appendix A: Hypothetical Investment and
Expense Information 18

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

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The Fund's investment objective is capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

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WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

To achieve its objective, the Fund invests primarily in the stocks of small and medium-sized companies that are traded on national security exchanges, the NASDAQ stock market and on the over-the-counter market.

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Up to 30% of the Fund's net assets may be invested in foreign securities. Solely for purposes of complying with this policy an issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this Prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this policy but may still be subject to risks associated with foreign securities. The Adviser's and Sub-Adviser's (collectively, Adviser) process for selecting securities is bottom-up and growth-oriented.

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The Fund may invest in derivative contracts to implement its investment strategies as more fully described in this Prospectus.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

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All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

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  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product, or service base and limited access to capital, they may be more likely to fail than larger companies.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Liquidity Risks. The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than could otherwise be the case.
  Emerging Markets Risks. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economics.
  Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Credit Risks. Credit risk includes the possibility that a party to a transaction will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, liquidity and leverage risks.
  Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.
  Interest Rate Risks. Prices of fixed-income securities will generally fall when interest rates rise.
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  Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

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The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Risk/Return Bar Chart and Table

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The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Service Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

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The Fund's Service Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

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The Fund's Service Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was (6.50)%.

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Within the periods shown in the bar chart, the Fund's Service Shares highest quarterly return was 14.47% (quarter ended December 31, 2004). Its lowest quarterly return was (22.91)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

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Return Before Taxes is shown. The table also shows returns for the Russell Mid-Cap Growth Index (RMGI), a broad based market index and the Lipper Variable Underlying Funds Mid-Cap Growth Average (LMCGA). RMGI returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. LMCGA returns do not reflect sales charges. However, total returns of the LMCGA are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.

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(For the Period Ended December 31, 2008)

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	1 Year	5 Years	Start of Performance1
Fund:
Return Before Taxes	(41.91)%	 0.38%	5.76%
RMGI	(44.32)%	(2.33)%	3.08%
LMCGA	(45.46)%	(3.06)%	1.70%

1 The Fund's Service Shares start of performance date was May 1, 2003.

What are the Fund's Fees and Expenses?

FEDERATED KAUFMANN FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Service Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	1.43%
Distribution (12b-1) Fee	0.25%
Other Expenses3	0.74%
Total Annual Fund Operating Expenses	2.42%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived certain amounts. Additionally, the shareholder services provider did not charge its fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers and Reduction of Fund Expenses	0.64%
Total Actual Annual Fund Operating Expenses (after waivers and reduction)	1.78%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 1.07% for the fiscal year ended December 31, 2008.
3 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. In addition, the shareholder services provider did not charge, and therefore the Fund's Service Shares did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund's Service Shares (after the voluntary waiver and reduction) were 0.46% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Service Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Service Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Service Shares operating expenses are before waivers and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$	245
3 Years	$	755
5 Years	$	1,291
10 Years	$	2,756

What are the Fund's Investment Strategies?

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In seeking to meet its investment objective, the Fund invests primarily in the stocks of small and medium-sized companies that are traded on national security exchanges, NASDAQ stock market, and on the over-the-counter market. Up to 30% of the Fund's net assets may be invested in foreign securities. Solely for purposes of complying with this policy an issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this Prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business and/or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this policy but may still be subject to risks associated with foreign securities. When investing in foreign securities, the Fund's Adviser may emphasize investment in a particular country or group of countries which may subject the Fund to the risks of investing in such country or group of countries and/or emerging market risks to a greater extent than if the Fund's foreign security exposure was diversified over a greater number of countries. When deciding which securities to buy, the Fund considers:

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  the growth prospects of existing products and new product development;
  the economic outlook of the industry;
  the price of the security and its estimated fundamental value; and
  relevant market, economic and political environments.

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The Fund's Adviser uses a bottom-up approach to portfolio management. There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. This hands-on approach means that in addition to sophisticated computer analysis, the Adviser may conduct in-depth meetings with management, industry analysts and consultants. Through this interaction with companies the Adviser seeks to develop a thorough knowledge of the dynamics of the businesses in which the Fund invests.

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The Fund assesses individual companies from the perspective of a long-term investor. It buys stocks of companies that it believes:

  are profitable and leaders in the industry;
  have distinct products and services which address substantial markets;
  can rapidly grow annual earnings over the next three to five years; and
  have superior proven management and solid balance sheets.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, or the intermediate and long-term prospects become poor.

The Fund may loan up to 30% of its total assets in the form of its portfolio securities to unaffiliated broker/ dealers, banks or other recognized institutional borrowers to generate additional income. The Fund receives cash, U.S. Treasury obligations, and/or other liquid securities as collateral. The Fund also may invest up to 15% of its net assets in illiquid securities.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

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  obtain premiums from the sale of derivative contracts;
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  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

TEMPORARY INVESTMENTS

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The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.

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What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the principal types of equity securities in which the Fund may invest:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

FOREIGN SECURITIES

An issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this definition but may still be subject to risks associated with foreign securities.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

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Depositary Receipts

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Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

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ILLIQUID SECURITIES

Illiquid securities are securities for which there is no readily available market or securities with legal or contractual restrictions. These may include private placements, repurchase agreements that the Fund cannot dispose of within seven days, and securities eligible for resale under Rule 144A of the Securities Act of 1933.

FIXED-INCOME SECURITIES

Fixed-income securities pay interest, dividends, or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

Treasury Securities

The Fund may receive Treasury securities as collateral on portfolio securities loans and may invest in Treasury securities on a short-term basis. Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

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DERIVATIVE CONTRACTS

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Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

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The Fund may also trade derivative contracts over-the- counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

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Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

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Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

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The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

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Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts

Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps and currency swaps.

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SPECIAL TRANSACTIONS

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Asset Segregation

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In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

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Investing in Exchange-Traded Funds

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The Fund may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

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Hybrid Instruments

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Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed- income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

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Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

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Securities Lending

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The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

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The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

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Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. However, there can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

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Securities lending activities are subject to interest rate risks and credit risks. These transactions may create leverage risks.

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Investing in Securities of Other Investment Companies

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The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

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What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product, or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business, or other developments which generally affect that sector.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

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OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

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RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or completely as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive, and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

When the Fund's investment in foreign securities emphasizes a particular country or group of countries, the Fund may be significantly affected by the economic, political or regulatory developments affecting such country or group of countries. Additionally, natural disasters affecting such country or countries could have an adverse effect on the Fund's investment in companies located in such country.

EMERGING MARKETS RISKS

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices can be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS

Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

The Adviser attempts to limit currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

INTEREST RATE RISKS

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

LEVERAGE RISKS

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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EXCHANGE-TRADED FUNDS RISKS

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An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

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When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding.

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Shares can be purchased or redeemed by participating insurance companies any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
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  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
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  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

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The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

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Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See "Account and Share Information - Frequent Trading Policies" for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

The Fund offers two Share classes: Primary Shares and Service Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Service Shares. All Share classes have different expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

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The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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The Fund and its affiliated service providers may pay fees as described below to certain insurance companies for providing shareholder services to the Fund.

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RULE 12B-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Service Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

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ADMINISTRATIVE SERVICE FEES

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The Fund may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.

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How to Purchase and Redeem Shares

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Shares are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.

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Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives from the participating insurance company your order in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor and your participating insurance company. The Fund reserves the right to reject any purchase order.

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Account and Share Information

DIVIDENDS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

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Under the Federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the "Products" section of Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Notice to Shareholders - Source of Distributions" link under "Related Information."

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TAX INFORMATION

The Fund intends to comply with variable asset diversification regulations. If the Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated. This may be particularly likely where a Fund invests in high-yield securities or securities priced in foreign markets.

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The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's fair valuation procedures are intended in part to discourage short-term trading by reducing the potential for these strategies to succeed. See "What Do Shares Cost?" The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund monitors trading in Fund Shares in an effort to identify potential disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Because the Fund's Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not in a position to determine directly whether a separate account's purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. It is also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, where trading activity in an insurance company separate account exceeds the monitoring limits, the Fund will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short term trading, the Fund will ask that the investor be precluded from further purchases of Fund Shares. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so.

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The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

Please refer to the prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Fund and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Fund is also used as an investment option for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product prospectus.

To the extent that the policies and procedures of the Fund and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Fund and its long-term Shareholders. No matter how the Fund or a participating insurance company defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings, and a percentage breakdown of the portfolio by sector.

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To access this information from the "Products" section of the website, click on the "Portfolio Holdings" link under "Related Information" and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund's page, click on the "Portfolio Holdings" or "Composition" link.

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You may also access portfolio information as of the end of the Fund's fiscal quarters from the "Products" section of the website. The Fund's Annual and Semi-Annual Reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the "Prospectuses and Regulatory Reports" link under "Related Information" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser has delegated daily management of some of the Fund assets to the Sub-Adviser, Federated Global Investment Management Corp., who is paid by the Adviser and not by the Fund, based on the portion of foreign securities the Sub-adviser manages. The Sub-Adviser's address is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943.

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The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT TEAM

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The Fund is managed by an investment team under the leadership of Lawrence Auriana and Hans P. Utsch, Co-Heads of Investments/Federated Kaufmann.

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Lawrence Auriana

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Lawrence Auriana has been the Fund's Portfolio Manager since April 2002. He is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in Economics from Fordham University and has been engaged in the securities business since 1965.

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Hans P. Utsch

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Hans P. Utsch has been the Fund's Portfolio Manager since April 2002. He is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

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Jonathan Art

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Jonathan Art has been a Portfolio Manager of the Fund since October 2003. Mr. Art focuses on security selection with particular emphasis in the Technology sector. Mr. Art was an investment analyst with Edgemont Asset Management Corp., Adviser to the Kaufmann Fund (predecessor to the Federated Kaufmann Fund) from 1995 to 2001. He has been an investment analyst with the Fund's current Adviser since April 2001. Mr. Art earned a B.E.S. in Mathematical Sciences from The Johns Hopkins University and an M.S. in Management from the Massachusetts Institute of Technology.

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Mark Bauknight

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Mark Bauknight has been a Portfolio Manager of the Fund since October 2003. Mr. Bauknight focuses on security selection with particular emphasis in the Financials sector. Mr. Bauknight was an investment analyst with Edgemont Asset Management Corp., Adviser to the Kaufmann Fund (predecessor to the Federated Kaufmann Fund) from 1997 to 2001. He has been an investment analyst with the Fund's current Adviser since April 2001. Mr. Bauknight earned a B.A. in Economics and a B.A. in Political Science from the University of North Carolina at Chapel Hill and an M.B.A. from the University of Oxford.

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Jonathan E. Gold

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Jonathan E. Gold has been a Portfolio Manager of the Fund since June 2008. Mr. Gold focuses on security selection with particular emphasis in the international markets. Mr. Gold joined Federated in November 2004 and has been a Senior Investment Analyst with the Fund's adviser since that time. Mr. Gold was a Managing Director with Amphion Capital (and its predecessors) from December 1996 to November 2004. Prior to 1996, he held positions with James D. Wolfensohn Inc. and Prudential Realty Group. Mr. Gold earned both his Bachelor of Science and Masters of Business Administration degrees in Finance from the Leonard N. Stern School of Business, New York University.

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John Leibee

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John Leibee has been a Portfolio Manager of the Fund since June 2008. Mr. Leibee focuses on security selection with particular emphasis in the Industrials sector. Mr. Leibee joined Federated in May 2008 as a Portfolio Manager. He served as Managing Director, Equity Capital Markets, at Citigroup Global Markets from June 1983 to June 2005. He also worked at Ospraie Management, LLC from January 2007 to June 2007. He holds a Bachelor of Science Degree from the University of Delaware and a Masters of Business Administration degree from Duke University.

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The Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts and ownership of securities in the Fund.

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ADVISORY FEES

The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 1.425% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated December 31, 2008.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, "Federated") and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

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Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

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The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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Information for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

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Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$18.61		$16.34		$14.45		$13.05		$11.40
Income From Investment Operations:
Net investment income (loss)	(0.05	)2	(0.07	)2	(0.10	)2	(0.10	)2	(0.11	)2
Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	(7.19)		3.29		2.20		1.52		1.76
TOTAL FROM INVESTMENT OPERATIONS	(7.24)		3.22		2.10		1.42		1.65
Less Distributions:
Distributions from net realized gain on investments, written options and foreign currency transactions	(1.68)		(0.95)		(0.21)		(0.02)		--
Net Asset Value, End of Period	$ 9.69		$18.61		$16.34		$14.45		$13.05
Total Return3	(41.91)%		20.63%		14.60%		10.88%		14.48%

Ratios to Average Net Assets:
Net expenses	1.78	%4	1.78	%4	1.75%		1.75%		1.75%
Net investment income (loss)	(0.37)%		(0.40)%		(0.64)%		(0.77)%		(0.90)%
Expense waiver/reimbursement5	0.39%		0.32%		0.48%		0.51%		1.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$62,180		$77,516		$66,714		$53,792		$37,120
Portfolio turnover	71%		67%		58%		67%		77%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.78% and 1.78% for the years ended December 31, 2008 and 2007, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus: (1) may not reflect any fee waiver or expense reimbursement currently in effect; and (2) does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies in connection with any variable annuity or variable life insurance contract which, if included, would make your costs higher). Variable investment option returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED KAUFMANN FUND II - SERVICE SHARES
ANNUAL EXPENSE RATIO: 2.42%

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses 	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$245.12	$10,258.00
2	$10,258.00	$512.90	$10,770.90	$251.45	$10,522.66
3	$10,522.66	$526.13	$11,048.79	$257.93	$10,794.14
4	$10,794.14	$539.71	$11,333.85	$264.59	$11,072.63
5	$11,072.63	$553.63	$11,626.26	$271.41	$11,358.30
6	$11,358.30	$567.92	$11,926.22	$278.42	$11,651.34
7	$11,651.34	$582.57	$12,233.91	$285.60	$11,951.94
8	$11,951.94	$597.60	$12,549.54	$292.97	$12,260.30
9	$12,260.30	$613.02	$12,873.32	$300.53	$12,576.62
10	$12,576.62	$628.83	$13,205.45	$308.28	$12,901.10
Cumulative		$5,622.31		$2,756.30

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An SAI dated April 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-8042

Federated
World-Class Investment Manager

Federated Kaufmann Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916777

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28296 (4/09)

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Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Mid Cap Growth Strategies Fund II

A Portfolio of Federated Insurance Series

PROSPECTUS

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April 30, 2009

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A mutual fund seeking capital appreciation by investing primarily in mid-cap growth equity securities.

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As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the Prospectuses for such variable contracts.

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Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 3

What are the Fund's Investment Strategies? 4

What are the Principal Securities in Which the
Fund Invests? 4

What are the Specific Risks of Investing in the Fund? 7

What Do Shares Cost? 8

How is the Fund Sold? 10

Payments to Financial Intermediaries 10

How to Purchase and Redeem Shares 10

Account and Share Information 11

Who Manages the Fund? 13

Legal Proceedings 14

Financial Information 14

Appendix A: Hypothetical Investment and
Expense Information 16

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

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The Fund's investment objective is capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

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WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

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The Fund pursues its investment objective by investing primarily in domestic mid-cap common stocks that offer superior growth prospects. The Fund may also invest in common stocks of foreign issuers (including American Depositary Receipts (ADRs)). Mid-cap companies are defined as those with market capitalizations similar to companies in the Russell Midcap Growth Index, which as of February 28, 2009, ranged from $42 million to $13 billion. The Fund may invest in derivative contracts to implement its investment strategies as more fully described herein.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

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  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
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  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Liquidity Risks. The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.
  Currency Risks. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
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The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

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The Fund's total return for the three-month period from January 1, 2009 to March 31, 2009 was (5.18)%.

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Within the periods shown in the bar chart, the Fund's highest quarterly return was 42.11% (quarter ended December 31, 1999). Its lowest quarterly return was (25.54)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

Return Before Taxes is shown. The table also shows returns for the Russell Midcap Growth Index (RMGI), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	(43.49)%	(1.25)%	 0.38%
RMGI	(44.32)%	(2.33)%	(0.19)%

What are the Fund's Fees and Expenses?

FEDERATED MID CAP GROWTH STRATEGIES FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.75%
Distribution (12b-1) Fee	None
Other Expenses3	1.30%
Acquired Fund Fees and Expenses4	0.01%
Total Direct and Acquired Annual Fund Operating Expenses	2.06%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. Additionally, the shareholder services provider did not charge its fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers and Reduction of Fund Expenses	0.77%
Total Direct and Acquired Annual Fund Operating Expenses (after waivers and reduction)	1.29%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.32% for the fiscal year ended December 31, 2008.
3 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Additionally, the shareholder services provider did not charge, and therefore the Fund did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund (after the voluntary waiver and reduction) were 0.96% for the fiscal year ended December 31, 2008.
4 The Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's indirect expenses from investing in the acquired funds is based upon the average allocation of the Fund's investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waiver) for the fiscal year ended December 31, 2008. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund's assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are before waivers and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$	209
3 Years	$	646
5 Years	$	1,108
10 Years	$	2,390

What are the Fund's Investment Strategies?

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The Fund pursues its investment objective by investing primarily in domestic mid-cap company stocks that offer superior growth prospects. The Fund may also invest in common stocks (including American Depositary Receipts (ADRs)) of foreign issuers. The Fund also invests in convertible securities and preferred stocks issued by these domestic and foreign mid-cap companies. The Adviser evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. The Adviser then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using its own quantitative process, the Fund's investment adviser (Adviser) rates the future performance potential of companies. Using this type of analysis, the Adviser selects the most promising companies for the Fund's portfolio. A description of the various types of securities in which the Fund invests, and their risks, immediately follows the strategy discussion.

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The Fund may also seek capital appreciation by buying securities in initial public offerings. The Fund will participate in such offerings without regard to the issuer's market capitalization. The Adviser may select initial public offerings based on its fundamental analysis of the issuer.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

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Because the Fund refers to mid-cap investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in mid-cap companies. For purposes of this limitation, mid-cap companies will be defined as companies with market capitalizations similar to companies in the Russell Midcap Growth Index. The definition will be applied at the time of investment, and the Fund will not be required to sell an investment because a company's market capitalization has grown or reduced outside the market capitalization range of mid-cap companies. As of February 28, 2009, the market capitalization of companies in the Russell Midcap Growth Index ranged from $42 million to $13 billion.

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PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

TEMPORARY INVESTMENTS

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The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.

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What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities may offer greater potential for appreciation than many other types of securities, because their value usually increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund may invest:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

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Preferred Stocks

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Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

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FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

ADRs and Domestically Traded Securities of Foreign Issuers

ADRs, which are traded in U.S. markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in U.S. markets.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

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CONVERTIBLE SECURITIES

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Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

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Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible, fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

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The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

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DERIVATIVE CONTRACTS

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Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

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Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

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The Fund may also trade derivative contracts over-the- counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

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Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

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The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

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Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as, index futures, currency futures and security futures) as well as currency forward contracts.

Option Contracts

Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include total return swaps.

SPECIAL TRANSACTIONS

Hybrid Instruments

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Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed- income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

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Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

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Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

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SECTOR RISKS

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Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

LIQUIDITY RISKS

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS

Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss of its assets.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

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When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities and dividing the balance by the number of Shares outstanding.

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Shares can be purchased or redeemed by participating insurance companies any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
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  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).
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  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
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  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
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  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

FAIR VALUATION AND SIGNIFICANT EVENTS PROCEDURES

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The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

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Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See "Account and Share Information - Frequent Trading Policies" for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

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ADMINISTRATIVE SERVICE FEES

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The Fund may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.

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How to Purchase and Redeem Shares

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Shares are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.

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Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives from the participating insurance company your order in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor and your participating insurance company. The Fund reserves the right to reject any purchase order.

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Account and Share Information

DIVIDENDS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

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Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the "Products" section of Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Notice to Shareholders - Source of Distributions" link under "Related Information."

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TAX INFORMATION

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The Fund intends to comply with variable asset diversification regulations. If the Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code.

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Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated. This may be particularly likely where a Fund invests in high-yield securities or securities priced in foreign markets.

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The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund monitors trading in Fund Shares in an effort to identify potential disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Because the Fund's Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not in a position to determine directly whether a separate account's purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. It is also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, where trading activity in an insurance company separate account exceeds the monitoring limits, the Fund will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short term trading, the Fund will ask that the investor be precluded from further purchases of Fund Shares. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so.

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The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

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The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

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Please refer to the prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Fund and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Fund is also used as an investment option for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product prospectus.

To the extent that the policies and procedures of the Fund and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Fund and its long-term Shareholders. No matter how the Fund or a participating insurance company defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings, and a percentage breakdown of the portfolio by sector.

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To access this information from the "Products" section of the website, click on the "Portfolio Holdings" link under "Related Information" and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link.

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You may also access portfolio information as of the end of the Fund's fiscal quarters from the "Products" section of the website. The Fund's Annual and Semi-Annual Reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the "Prospectuses and Regulatory Reports" link under "Related Information" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.


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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

David W. Cook

David W. Cook has been the Fund's Portfolio Manager since July 2006. Mr. Cook joined Federated in 2001 and is a Vice President of the Fund's Adviser. Mr. Cook was a Senior Investment Analyst responsible for research and support in the health care sector. From 1999 to 2001, he served as a senior analyst for Founders Asset Management. Mr. Cook is a Chartered Financial Analyst. He received his M.B.A. from Case Western University.

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The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts and ownership of securities in the Fund.

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ADVISORY FEES

The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated December 31, 2008.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.


Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.


Financial Information

FINANCIAL HIGHLIGHTS

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The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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Information for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.


Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$30.26		$25.64		$23.69		$21.02		$18.22
Income From Investment Operations:
Net investment income (loss)	(0.07	)2	(0.18	)2	(0.14	)2	--		--
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(10.47)		4.80		2.09		2.67		2.80
TOTAL FROM INVESTMENT OPERATIONS	(10.54)		4.62		1.95		2.67		2.80
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(6.98)		--		--		--		--
Net Asset Value, End of Period	$12.74		$30.26		$25.64		$23.69		$21.02
Total Return3	(43.49)%		18.02%		8.23%		12.70%		15.37%

Ratios to Average Net Assets:
Net expenses	1.28	%4	1.28	%4	1.27	%4	1.22	%4	1.17	%4
Net investment income (loss)	(0.34)%		(0.64)%		(0.56)%		(0.49)%		(0.42)%
Expense waiver/reimbursement5	0.54%		0.11%		0.04%		0.04%		0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$16,922		$40,258		$46,134		$56,879		$62,563
Portfolio turnover	216%		119%		116%		132%		148%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.27%, 1.28%, 1.26%, 1.20% and 1.16%, respectively, after taking into account these expense reductions for the years ended December 31, 2008, 2007, 2006, 2005 and 2004.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus: (1) may not reflect any fee waiver or expense reimbursement currently in effect; and (2) does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies in connection with any variable annuity or variable life insurance contract which, if included, would make your costs higher). Variable investment option returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.


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FEDERATED MID CAP GROWTH STRATEGIES FUND II
ANNUAL EXPENSE RATIO: 2.06%


Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses 	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$209.03	$10,294.00
2	$10,294.00	$514.70	$10,808.70	$215.17	$10,596.64
3	$10,596.64	$529.83	$11,126.47	$221.50	$10,908.18
4	$10,908.18	$545.41	$11,453.59	$228.01	$11,228.88
5	$11,228.88	$561.44	$11,790.32	$234.72	$11,559.01
6	$11,559.01	$577.95	$12,136.96	$241.62	$11,898.84
7	$11,898.84	$594.94	$12,493.78	$248.72	$12,248.67
8	$12,248.67	$612.43	$12,861.10	$256.03	$12,608.78
9	$12,608.78	$630.44	$13,239.22	$263.56	$12,979.48
10	$12,979.48	$648.97	$13,628.45	$271.31	$13,361.08
Cumulative		$5,716.11		$2,389.67

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An SAI dated April 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-8042

Federated
World-Class Investment Manager

Federated Mid Cap Growth Strategies Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916702

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G01283-01 (4/09)

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Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Market Opportunity Fund II

A Portfolio of Federated Insurance Series

PROSPECTUS

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April 30, 2009

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Service Shares

A mutual fund seeking to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the Adviser deems to be undervalued or out-of-favor or securities that the Adviser believes are attractive due to their income-producing potential.

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As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the prospectuses for such variable contracts.

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Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 3

What are the Fund's Investment Strategies? 4

What are the Principal Securities in Which the|

Fund Invests? 6

What are the Specific Risks of Investing in the Fund? 10

What Do Shares Cost? 13

How is the Fund Sold? 14

Payments to Financial Intermediaries 15

How to Purchase and Redeem Shares 15

Account and Share Information 15

Who Manages the Fund? 17

Legal Proceedings 18

Financial Information 19

Appendix A: Hypothetical Investment and
Expense Information 21

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

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The Fund's investment objective is to provide moderate capital appreciation and high current income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

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WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

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The Fund pursues its investment objective by investing, under normal market conditions, in domestic and foreign securities that the Adviser deems to be undervalued or out-of-favor or securities that the Adviser believes are attractive due to their income-producing potential. As more fully described in this Prospectus, the Fund's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, fixed-income securities of both domestic or foreign corporations or sovereign governmental entities, real estate investment trusts (REITs), securities of precious metals companies, and derivative and hybrid instruments. The fund may also engage in short sales of securities in order to take advantage of an anticipated decline in the price of the security or index.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Risks Relating to Investing for Value. The Fund uses a "value" style of investing and, as a result, the Fund's share price may lag that of other funds using a different investment style.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by risks of foreign investing than would otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Emerging Market Risks. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market economies may also experience more actual or perceived severe downturns (with corresponding currency devaluation) than developed economies.
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  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
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  Risks of Investing in Commodities. Because the Fund may invest in instruments (including exchange-traded funds (ETFs)) whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.
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  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
  Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.
  Risks Associated with Noninvestment-Grade Securities. Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.
  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
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  Risks Related to the Economy. Returns on low-grade corporate bonds, also known as junk bonds, are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.
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  Leverage Risks. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
  Exchange-Traded Funds. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
  Short Selling Risks. The Fund may enter into short sales which expose the Fund to the risks of short selling. Short sales involve borrowing a security from a lender which is then sold in the open market. At a future date, the security is then repurchased by the Fund and returned to the lender. Short selling a security involves the risk that the security sold short will appreciate in value at the time of repurchase therefore creating a loss for the Fund.

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The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Risk/Return Bar Chart and Table

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The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

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The Fund's Service Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

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The Fund's total return for the three-month period from January 1, 2009 to March 31, 2009 was 3.96%.

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Within the periods shown in the bar chart, the Fund's highest quarterly return was 3.50% (quarter ended March 31, 2008). Its lowest quarterly return was (4.94)% (quarter ended December 31, 2008).

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Average Annual Total Return Table

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Return Before Taxes is shown. The table also shows returns for the Russell 3000 Value Index (R3000V), a broad-based market index, and the Fund's blended benchmark, consisting of 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index (70%R3000V/30%ML91DTB). Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	Start of Performance1
Fund:
Return Before Taxes	(0.86)%	0.99%
Blended Index	(24.76)%	(6.56)%
R3000V	(36.25)%	(11.06)%

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1 The Fund's start of performance was March 31, 2006. The Fund's shares were redesignated as Service Shares effective April 30, 2008.

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What are the Fund's Fees and Expenses?

FEDERATED MARKET OPPORTUNITY FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Anticipated Waivers, Reimbursement and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.75%
Distribution (12b-1) Fee	0.25%
Other Expenses3	2.19%
Dividends on Short Positions4	0.32%
Acquired Fund Fees and Expenses5	0.01%
Total Direct and Acquired Annual Fund Operating Expenses	3.52%

1 The percentages shown are based on anticipated expenses for the entire fiscal year ending December 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator expect to waive and/or reimburse certain amounts. Additionally, the shareholder services provider expects not to charge its fee. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending December 31, 2009.
Total Anticipated Waivers, Reimbursement and Reduction of Fund Expenses	1.84%
Total Direct and Acquired Annual Fund Operating Expenses (after anticipated waivers, reimbursement and reduction)6	1.68%
2 The Adviser expects to voluntarily waive the management fee. The Adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending December 31, 2009. The management fee paid by the Fund (after the voluntary waiver) was 0.00% for the fiscal year ended December 31, 2008.
3 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator expects to voluntarily waive a portion of its fee and the Adviser expects to voluntarily reimburse certain operating expenses of the Fund. The administrator and Adviser can terminate this anticipated voluntary waiver and reimbursement at any time. In addition, the shareholder services provider expects not to charge, and therefore the Fund will not accrue, its fee. This reduction can be terminated at any time . Total other expenses paid by the Fund (after the anticipated voluntary waiver, reimbursement and reduction) are expected to be 1.10% for the fiscal year ending December 31, 2009. Total other expenses paid by the Fund (after the voluntary waiver, reimbursement and reduction) were 1.10% for the fiscal year ended December 31, 2008.
4 When the Fund borrows a security to make a short sale, the Fund has to pay the lender of the security the value of any dividends earned on the borrowed security ("dividends on short positions"). The dividends on short positions are investment expenses of the Fund.
5 The Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's indirect expense from investing in the acquired funds is based upon the average allocation of the Fund's investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waiver) for the fiscal year ended December 31, 2008. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.
6 The Total Actual Direct Annual Fund Operating Expenses for the Fund (after waivers, reimbursement and reduction, but excluding Acquired Fund Fees and Expenses, which are not part of the day-to-day operating expenses of the Fund) was 1.35% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are before anticipated waivers, reimbursement and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$355
3 Years	$1,080
5 Years	$1,826
10 Years	$3,792

What are the Fund's Investment Strategies?

The Fund pursues its investment objective by investing, under normal market conditions, in domestic and foreign securities that the Adviser deems to be undervalued or out-of-favor or securities that the Adviser believes are attractive due to their income-producing potential. As more fully described below, the Fund's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, fixed-income securities of both domestic and foreign corporations or sovereign governmental entities, REITs, securities of precious metals companies, and derivative and hybrid instruments. This investment strategy is designed to enable the Fund to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility. The Fund may also engage in short sales of securities as part of its investment strategy.

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The Adviser's investment management approach may be described as contrarian in nature because the Adviser anticipates that it will invest in out-of-favor securities, obtain short exposure on securities that are in favor, or deviate from the consensus view on markets in general, a sector or individual securities.

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The Fund's asset allocation is based on valuation, sentiment and technical considerations. The Fund generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships or "revert to the mean."

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The Adviser uses technical analysis of the market as an aid in timing purchases and sales. The Adviser sells a portfolio security if it determines that the issue does not continue to meet its selection criteria.

With regard to equity securities, the Adviser primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. The Adviser does not generally consider the composition of market indices in its selection of equity securities. The Adviser's use of the "value" style of investing seeks to identify and select securities that, in the Adviser's opinion, are trading at a lower valuation relative to one of the following three measurements: (i) the historic valuation of the securities; (ii) valuations of the issuer's industry peers; or (iii) absolute valuation levels. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities. The Fund may invest in both foreign and domestic equity securities.

Primarily using the bottom-up approach to security analysis, the Adviser normally searches for equity securities that appear to be undervalued or out-of-favor. In searching for securities that meet this criteria the Adviser utlizies a global stock selection process which screens for and rates stocks based upon various factors such as valuation, financial strength, and the company's management. The Adviser may also consider the sustainability of the businesses in which it invests by assessing business conduct and the company's products.

As a secondary matter, using top-down analysis, the Adviser considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, the Adviser assembles a portfolio of equity securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. The Adviser determines the sector allocation of the Fund's portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. The Adviser also considers such factors as the dividend-paying potential of the companies in each sector.

The Adviser may take a short position in a particular asset class, security or other investment. In deciding which investment to short, the Adviser considers valuation, investor sentiment and technical analysis. Depending on its outlook, the Adviser may short asset classes (e.g. through a short sale on a market index), short individual securities, and/or engage in paired trades (e.g. taking a long position in one security with a simultaneous short position in a security that is usually in the same asset class and/or industry sector). In assessing whether or not to short equity securities, the Adviser will consider whether the securities have been in favor by investors, have high valuations, or have weak financials or business prospects. The Fund may obtain short exposure by selling a security short, by purchasing a derivative such as a put option or swap, by investing in ETF's that give investors short exposure, or by investing in hybrid instruments.

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The Adviser may increase the Fund's cash position if the Adviser is unable to find a sufficient number of attractive securities. Additionally, the Adviser may keep a portion of the Fund's portfolio in cash in order to readily take advantage of buying opportunities, to increase current income, or in an effort to preserve capital. The Fund's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

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When investing in fixed-income securities, the Adviser invests in asset classes within the fixed-income market that it believes offers the best relative value. When searching for asset classes within the fixed-income market, the Adviser places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. Such asset classes may include noninvestmentgrade fixed-income securities, also known as junk bonds, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment-grade securities. With regard to non-dollar denominated fixed-income securities, the Adviser also considers the currency appreciation potential of a given market. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets.

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In addition to investing in equity and fixed-income securities, the Adviser may invest in the following in attempting to achieve its investment objective:

  derivative contracts or hybrid instruments;
  ETF's; and
  investments which give the Fund exposure to the price movement of gold, silver or other precious metals.

The Fund may purchase shares of exchange-traded funds (ETFs) in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

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The Fund may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not all, of the specific ways in which the Fund may use derivatives or hybrid instruments. First, the Fund may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the Fund based on the change in value of an underlying equity security. Second, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, markets or indices or types of securities in which the Fund may invest directly. Third, the Fund may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork) and energy related commodities (e.g., crude oil and natural gas).

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Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  Seek to benefit from anticipated changes in the volatility of designated assets or instruments, such as indices, currencies and interest rates. (Volatility is a measure of the frequency and level of changes in the value of an asset or instrument without regard to the direction of such changes.);
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses. For example, the Fund may buy put options on stock indices or individual stocks (even if the stocks are not held by the Fund) in an attempt to hedge against a decline in stock prices.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risk. The Fund may use both spot trades and currency derivatives to increase or decrease its exposure to foreign interest rate and/or currency markets.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Foreign Corporate Debt Securities

The Fund may also invest in investment grade and high yield debt securities of foreign corporations. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies.

The credit risks of corporate debt securities vary widely among issuers. The credit risk of an issuer's debt security may also vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

DEPOSITARY RECEIPTS

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

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The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

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Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

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Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

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The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

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Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

Option Contracts

Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include interest rate swaps, total return swaps, credit default swaps, currency swaps, volatility swaps and caps and floors.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

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Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

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FIXED-INCOME SECURITIES

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Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

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A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests:

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

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The Fund may invest in both investment-grade and non-investment grade corporate debt securities. Lower-rated fixed-income securities are securities rated below investment grade (i.e., BB or lower) by a nationally recognized statistical rating organization (NRSRO). There is no minimal acceptable rating for a security to be purchased or held by the Fund and the Fund may purchase or hold unrated securities and securities whose issuers are in default.

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Loan Instruments

The Fund may invest in loan (and loan-related) instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments may include loans made in connection with trade financing transactions. Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger.

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Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property (such as receivables, tangible goods, real property or commodities), which is commonly referred to as collateral. The purpose of securing a loan is to allow the lenders to exercise their rights over the collateral if the loan is not repaid as required by the terms of lending agreement. Unsecured loans expose the lenders to increased credit risk.

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The loan instruments in which the Fund may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets).

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The Fund treats loan instruments as a type of fixed-income security. Investments in loan instruments may expose the Fund to interest rate risk, risks of investing in foreign securities, credit risk, liquidity risk, risks of noninvestment-grade securities, risks of emerging markets and leverage risk. (For purposes of the descriptions in this Prospectus of these various risks, references to "issuer," include borrowers in loan instruments.) Many loan instruments incorporate risk mitigation and insurance products into their structures, in order to manage these risks. There is no guarantee that these risk management techniques will work as intended.

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Convertible Securities

Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price, or which are automatically exchanged for equity securities after a specified conversion period. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

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Convertible securities generally have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible, fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

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The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations because of their unique characteristics.

ASSET SEGREGATION

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Short Sales

The Fund may sell a security short in an effort to take advantage of an anticipated decline in the price of the security. In a short sale, the Fund sells a security it does not own, and must borrow the security in order to deliver at completion of the sale. The Fund then has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. If it has to buy the security back at a higher price, a loss results. Short sales are speculative in nature, and may reduce returns or increase the volatility of the Fund.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.

The Fund may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs. For example, Standard and Poor's, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

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Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

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Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

CURRENCY RISKS

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Exchange rates for currencies fluctuate daily. The combination of currency risks and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

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The Fund may make significant investments in securities denominated in the Euro, the single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund's investments.

EMERGING MARKET RISKS

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluation) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

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SECTOR RISKS

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Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

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RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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RISKS OF INVESTING IN COMMODITIES

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Because the Fund may invest in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

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INTEREST RATE RISKS

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

RISKS ASSOCIATED WITH NON-INVESTMENT GRADE SECURITIES

Securities rated below investment-grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

LIQUIDITY RISKS

Trading opportunities are more limited for securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

RISKS RELATED TO THE ECONOMY

Low-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

SHORT SELLING RISK

A short sale by the Fund involves borrowing a security from a lender which is then sold in the open market. At a future date, the security is repurchased by the Fund and returned to the lender. While the security is borrowed, the proceeds from the sale are deposited with the lender and the Fund may be required to pay interest and/or the equivalent of any dividend payments paid by the security to the lender. If the value of the security declines between the time that the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund makes a profit on the difference (less any interest and/or dividend payments the Fund is required to pay the lender). There is no assurance that securities will decline in value during the period of the short sale and make a profit for the Fund. If the value of the security sold short increases between the time that the Fund borrows the security and the time it repurchases and returns the securities to the lender, the Fund will realize a loss on the difference (plus any interest and/or dividends the Fund is required to pay to the Lender). This loss is theoretically unlimited as there is no limit as to how high the security sold short can appreciate in value. The Fund also may experience difficulties repurchasing and returning the borrowed securities if a liquid market for the securities does not exist. The lender may also recall borrowed securities at any time. The lender from whom the Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities, and dividing the balance by the number of Shares outstanding.

Shares can be purchased or redeemed by participating insurance companies any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
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  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).
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  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
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  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See "Account and Share Information - Frequent Trading Policies" for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

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The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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The Fund and its affiliated service providers may pay fees as described below to certain insurance companies for providing shareholder services to the Fund.

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RULE 12B-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Service Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

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ADMINISTRATIVE SERVICE FEES

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The Fund may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.

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How to Purchase and Redeem Shares

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Shares are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.

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Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives from the participating insurance company your order in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor and your participating insurance company. The Fund reserves the right to reject any purchase order.

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Account and Share Information

DIVIDENDS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

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Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the "Products" section of Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Notice to Shareholders - Source of Distributions" link under "Related Information."

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TAX INFORMATION

The Fund intends to comply with variable asset diversification regulations. If the Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated. This may be particularly likely where a Fund invests in high-yield securities or securities priced in foreign markets.

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The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund monitors trading in Fund Shares in an effort to identify potential disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Because the Fund's Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not in a position to determine directly whether a separate account's purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. It is also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, where trading activity in an insurance company separate account exceeds the monitoring limits, the Fund will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short-term trading, the Fund will ask that the investor be precluded from further purchases of Fund Shares. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so.

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The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

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Please refer to the Prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Fund and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Fund is also used as an investment option for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product prospectus.

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To the extent that the policies and procedures of the Fund and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Fund and its long-term Shareholders. No matter how the Fund or a participating insurance company defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector and asset class.

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To access this information from the "Products" section of the website, click on the "Portfolio Holdings" link under "Related Information" and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund's page, click on the "Portfolio Holdings" or "Composition" link.

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You may also access portfolio information as of the end of the Fund's fiscal quarters from the "Products" section of the website. The Fund's annual and semiannual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the "Prospectuses and Regulatory Reports" link under "Related Information" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser has delegated daily management of some Fund assets to the Sub-Adviser, Federated Investment Management Company, who is paid by the Adviser and not by the Fund, based on the portion of securities the Sub-adviser manages. The Sub-Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

Steven J. Lehman

Steven J. Lehman has been the Fund's Portfolio Manager since inception. Mr. Lehman joined Federated in May 1997 as a Portfolio Manager and Vice President of the Fund's Adviser. He has been a Senior Portfolio Manager since 1998 and a Senior Vice President of the Fund's Adviser since January 2005. From 1986 to May 1997, Mr. Lehman served as a Portfolio Manager, then Vice President/Senior Portfolio Manager, at First Chicago NBD. Mr. Lehman is a Chartered Financial Analyst. He received his M.A. from the University of Chicago.

Dana L. Meissner

Dana L. Meissner has been the Fund's Portfolio Manager since April 2009. He and Mr. Lehman are jointly responsible for the day-to-day management of the Fund. Mr. Meissner, a Vice President of the Fund's Adviser, joined Federated in May 2000 as an Investment Analyst and became Senior Investment Analyst and Assistant Vice President in 2003. Mr. Meissner is a Chartered Financial Analyst and a member of the CFA Society of Pittsburgh. He received his MSIA from Carnegie Mellon University and M.S. and B.S. in Engineering from the University of Toledo.

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The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts and ownership of securities in the Fund.

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ADVISORY FEES

The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated December 31, 2008.

Legal Proceedings

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Since October 2003, Federated and related entities (collectively, "Federated") and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

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Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years, or since inception, if the life of the Share Class is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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Information for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.

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Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended December 31,				Period Ended
	2008		2007		12/31/2006	1
Net Asset Value, Beginning of Period	$10.25		$10.52		$10.00
Income From Investment Operations:
Net investment income	0.08	2	0.32	2	0.26	2
Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	(0.16)		(0.48)		0.26
TOTAL FROM INVESTMENT OPERATIONS	(0.08)		(0.16)		0.52
Less Distributions:
Distributions from net investment income	(0.17)		(0.11)		--
Net Asset Value, End of Period	$10.00		$10.25		$10.52
Total Return3	(0.86)%		(1.48)%		5.20%

Ratios to Average Net Assets:
Net expenses	1.35	%4	1.35	%4	1.35	%5
Net investment income	0.82%		3.10%		3.38	%5
Expense waiver/reimbursement6	1.41%		5.06%		9.89	%5
Supplemental Data:
Net assets, end of period (000 omitted)	$15,453		$4,362		$4,698
Portfolio turnover	208%		154%		15%

1 Reflects operations for the period from March 31, 2006 (date of initial public investment) to December 31, 2006.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.35% and 1.35% for the years ended December 31, 2008 and 2007, respectively, after taking into account these expense reductions.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus: (1) may not reflect any fee waiver or expense reimbursement currently in effect; and (2) does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies in connection with any variable annuity or variable life insurance contract which, if included, would make your costs higher). Variable investment option returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED MARKET OPPORTUNITY FUND II
ANNUAL EXPENSE RATIO: 3.52%
MAXIMUM FRONT-END SALES CHARGE: NONE

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$354.60	$10,148.00
2	$10,148.00	$507.40	$10,655.40	$359.85	$10,298.19
3	$10,298.19	$514.91	$10,813.10	$365.18	$10,450.60
4	$10,450.60	$522.53	$10,973.13	$370.58	$10,605.27
5	$10,605.27	$530.26	$11,135.53	$376.07	$10,762.23
6	$10,762.23	$538.11	$11,300.34	$381.63	$10,921.51
7	$10,921.51	$546.08	$11,467.59	$387.28	$11,083.15
8	$11,083.15	$554.16	$11,637.31	$393.01	$11,247.18
9	$11,247.18	$562.36	$11,809.54	$398.83	$11,413.64
10	$11,413.64	$570.68	$11,984.32	$404.73	$11,582.56
Cumulative		$5,346.49		$3,791.76

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An SAI dated April 30, 2009, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-8042

Federated
World-Class Investment Manager

Federated Market Opportunity Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916769

34287 (4/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Prime Money Fund II

A Portfolio of Federated Insurance Series

PROSPECTUS

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April 30, 2009

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A money market mutual fund seeking to provide current income consistent with stability of principal and liquidity by investing primarily in a portfolio of short-term, high-quality, fixed-income securities.

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As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the prospectuses for such variable contracts.

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Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 3

What are the Fund's Investment Strategies? 3

What are the Principal Securities in Which the Fund Invests? 4

What are the Specific Risks of Investing in the Fund? 6

What Do Shares Cost? 7

How is the Fund Sold? 7

Payments to Financial Intermediaries 7

How to Purchase and Redeem Shares 7

Account and Share Information 8

Who Manages the Fund? 9

Legal Proceedings 10

Financial Information 10

Appendix A: Hypothetical Investment
and Expense Information 12

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

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The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund's investment objective is to provide current income consistent with stability of principal and liquidity. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

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WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in a portfolio of short-term, high-quality, fixed-income securities issued by banks, corporations and the U.S. government. The Fund will have a dollar-weighted average portfolio maturity of 90 days or less.

The Fund intends to invest in the securities of U.S. government-sponsored entities (GSEs), including GSE securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, even though the Fund is a money market fund that seeks to maintain a stable NAV, it is possible to lose money by investing in the Fund.

Credit risk is the possibility that an issuer of a security purchased by the Fund may default on the security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Money market funds try to minimize this risk by purchasing higher quality securities.

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The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Risk/Return Bar Chart and Table

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Historically, the Fund has maintained a constant $1.00 net asset value per Share. The bar chart shows the variability of the Fund's total returns on a calendar year-end basis.

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The Fund's Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

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The Fund's total return for the three-month period from January 1, 2009 to March 31, 2009 was 0.27%.

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Within the periods shown in the bar chart, the Fund's highest quarterly return was 1.53% (quarter ended December 31, 2000). Its lowest quarterly return was 0.13% (quarter ended June 30, 2004).

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Average Annual Total Return Table

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The following table represents the Fund's Average Annual Total Returns for the calendar period ended December 31, 2008.

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Calendar Period	Fund
1 Year	2.54%
5 Years	3.06%
10 Years	3.16%

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The Fund's 7-Day Net Yield as of December 31, 2008 was 1.77%. You may call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.

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Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

What are the Fund's Fees and Expenses?

FEDERATED PRIME MONEY FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.50%
Distribution (12b-1) Fee	None
Other Expenses3	0.53%
Total Annual Fund Operating Expenses4	1.03%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived certain amounts. In addition, the shareholder services provider did not charge its fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers and Reduction of Fund Expenses	0.36%
Total Actual Annual Fund Operating Expenses (after waivers and reduction)	0.67%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.41% for the fiscal year ended December 31, 2008.
3 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. In addition, the shareholder services provider did not charge, and therefore the Fund did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund (after the voluntary waiver and reduction) were 0.26% for the fiscal year ended December 31, 2008.
4 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses paid by the Fund (after the voluntary waivers and reimbursements) will not exceed 0.67% for the fiscal year ending December 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through February 28, 2010.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are before waivers and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$	105
3 Years	$	328
5 Years	$	569
10 Years	$	1,259

What are the Fund's Investment Strategies?

The Fund invests primarily in a portfolio of high-quality, fixed-income securities issued by banks, corporations and the U.S. government, maturing in 397 days or less. The Fund will have a dollar-weighted average portfolio maturity of 90 days or less. The Fund's investment adviser (Adviser) actively manages the Fund's portfolio, seeking to limit the credit risk taken by the Fund and to select investments with enhanced yields. A description of the various types of securities in which the Fund principally invests, and their risks, immediately follows the strategy discussion.

The Adviser performs a fundamental credit analysis to develop an approved list of issuers and securities that meet the Adviser's standard for minimal credit risk. The Adviser monitors the credit risks of all portfolio securities on an ongoing basis by reviewing periodic financial data and ratings of nationally recognized statistical rating organizations (NRSROs).

The Adviser targets a dollar-weighted average portfolio maturity range based upon its interest rate outlook. The Adviser formulates its interest rate outlook by analyzing a variety of factors, such as current and expected U.S. economic growth; current and expected interest rates and inflation; and the Federal Reserve Board's monetary policy. The Adviser structures the portfolio by investing primarily in variable rate instruments and commercial paper to achieve a limited barbell structure. In this structure, the maturities of the Fund's investments tend to be concentrated towards the shorter and longer ends of the maturity range of the Fund's investments, rather than evenly spread across the range. The Adviser generally adjusts the portfolio's dollar-weighted average maturity by increasing or decreasing the maturities of the investments at the longer end of the barbell. The Adviser generally shortens the portfolio's maturity when it expects interest rates to rise and extends the maturity when it expects interest rates to fall. This strategy seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes.

INDUSTRY CONCENTRATION

The Fund may invest 25% or more of its assets in commercial paper issued by finance companies.

What are the Principal Securities in Which the Fund Invests?

FIXED-INCOME SECURITIES

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests.

Corporate Debt Securities

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Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies.

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In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.

DEMAND INSTRUMENTS

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Demand instruments are corporate securities that require the issuer or a third party, such as a dealer or bank (the Demand Provider), to repurchase the security for its face value upon demand. Some demand instruments are "conditional," so that the occurrence of certain conditions relieves the Demand Provider of its obligation to repurchase the security. Other demand instruments are "unconditional," so that there are no conditions under which the Demand Provider's obligation to repurchase the security can terminate. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

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Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Asset-Backed Securities

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Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed- income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset- backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset-backed securities have prepayment risks.

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Agency Securities

Agency securities are issued or guaranteed by a federal agency or other GSEs acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Insurance Contracts

Insurance contracts include guaranteed investment contracts, funding agreements and annuities. Insurance contracts generally provide that the purchaser will deposit money with the insurance company and the insurance company will pay interest for the life of the contract and return the principal at maturity. The Fund treats these contracts as fixed-income securities.

Municipal Securities

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities.

Foreign Securities

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed- income security based solely upon its credit enhancement.

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REPURCHASE AGREEMENTS

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Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

INVESTMENT RATINGS

The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more NRSROs or be deemed by the Adviser to be of comparable quality to securities having such ratings.

What are the Specific Risks of Investing in the Fund?

Although there are many factors which may affect an investment in the Fund, the principal risks of investing in a corporate money market fund are described below:

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money.

Many fixed-income securities receive credit ratings from NRSROs such as Standard & Poor's and Moody's Investors Service. These NRSROs assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely on the Adviser's credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

INTEREST RATE RISKS

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. Money market funds try to minimize this risk by purchasing short-term securities.

SECTOR RISKS

A substantial part of the Fund's portfolio may be comprised of securities issued by finance companies or companies with similar characteristics. In addition, a substantial part of the Fund's portfolio may be comprised of securities issued by companies whose credit is enhanced by banks or companies with similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affects these entities. Developments affecting finance companies, banks or companies with similar characteristics might include changes in interest rates, changes in the economic cycle affecting credit losses and regulatory changes.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

What Do Shares Cost?

Shares can be purchased or redeemed by participating insurance companies any day the New York Stock Exchange (NYSE) is open. The Fund attempts to stabilize the NAV of its Shares at $1.00 by valuing the portfolio securities using the amortized cost method. The Fund cannot guarantee that its NAV will always remain at $1.00 per Share. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open.

How is the Fund Sold?

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The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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ADMINISTRATIVE SERVICE FEES

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The Fund may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.

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How to Purchase and Redeem Shares

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Shares are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.

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Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives from the participating insurance company your order in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor and your participating insurance company. The Fund reserves the right to reject any purchase order.

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Account and Share Information

DIVIDENDS

The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

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Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the "Products" section of Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Notice to Shareholders--Source of Distributions" link under "Related Information."

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TAX INFORMATION

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The Fund intends to comply with variable asset diversification regulations. If the Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code.

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Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

FREQUENT TRADING POLICIES

Given the short-term nature of the Fund's investments and its use of the amortized cost method for calculating the NAV of Fund Shares, the Fund does not anticipate that in the normal case frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason and because the Fund is intended to be used as a liquid short-term investment, the Fund's Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund's Shares. Regardless of their frequency or short-term nature, purchases and redemptions of Fund Shares can have adverse effects on the management of the Fund's portfolio and its performance.

PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings, recent purchase and sale transactions and percentage breakdown of the portfolio by sector.

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To access this information from the "Products" section of the website, click on the "Portfolio Holdings" link under "Related Information" and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund's page, click on the "Portfolio Holdings" or "Composition" link.

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You may also access portfolio information as of the end of the Fund's fiscal quarters from the "Products" section of the website. The Fund's Annual and Semi-Annual Reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the "Prospectuses and Regulatory Reports" link under "Related Information" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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ADVISORY FEES

The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.50% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated December 31, 2008.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, "Federated") and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

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Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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Information for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

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Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income From Investment Operations:
Net investment income	0.025		0.047		0.044		0.027		0.008
Net realized gain on investments	0.000	2	0.000	2	0.000	2	0.000	2	0.000	2
TOTAL FROM INVESTMENT OPERATIONS	0.025		0.047		0.044		0.027		0.008
Less Distributions:
Distributions from net investment income	(0.025)		(0.047)		(0.044)		(0.027)		(0.008)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return3	2.54%		4.78%		4.52%		2.70%		0.82%

Ratios to Average Net Assets:
Net expenses	0.67%		0.65%		0.65%		0.65%		0.65%
Net investment income	2.51%		4.68%		4.45%		2.65%		0.79%
Expense waiver/reimbursement4	0.11%		0.17%		0.25%		0.21%		0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$106,829		$95,699		$74,623		$73,929		$83,660

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Represents less than $0.001.

3 Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus: (1) may not reflect any fee waiver or expense reimbursement currently in effect; and (2) does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies in connection with any variable annuity or variable life insurance contract which, if included, would make your costs higher). Variable investment option returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED PRIME MONEY FUND II
ANNUAL EXPENSE RATIO: 1.03%

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses 	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$105.04	$10,397.00
2	$10,397.00	$519.85	$10,916.85	$109.21	$10,809.76
3	$10,809.76	$540.49	$11,350.25	$113.55	$11,238.91
4	$11,238.91	$561.95	$11,800.86	$118.06	$11,685.09
5	$11,685.09	$584.25	$12,269.34	$122.75	$12,148.99
6	$12,148.99	$607.45	$12,756.44	$127.62	$12,631.30
7	$12,631.30	$631.57	$13,262.87	$132.68	$13,132.76
8	$13,132.76	$656.64	$13,789.40	$137.95	$13,654.13
9	$13,654.13	$682.71	$14,336.84	$143.43	$14,196.20
10	$14,196.20	$709.81	$14,906.01	$149.12	$14,759.79
Cumulative		$5,994.72		$1,259.41

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A Statement of Additional Information (SAI) dated April 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-8042

Federated
World-Class Investment Manager

Federated Prime Money Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916504

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3113011A (4/09)

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Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Quality Bond Fund II

A Portfolio of Federated Insurance Series

PROSPECTUS

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April 30, 2009

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primary Shares

A mutual fund seeking to provide current income by investing in a diversified portfolio of investment-grade, fixed-income securities.

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As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the prospectuses for such variable contracts.

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Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 4

What are the Fund's Investment Strategies? 4

What are the Principal Securities in Which the Fund Invests? 6

What are the Specific Risks of Investing in the Fund? 10

What Do Shares Cost? 13

How is the Fund Sold? 14

Payments to Financial Intermediaries 15

How to Purchase and Redeem Shares 15

Account and Share Information 15

Who Manages The Fund? 17

Legal Proceedings 18

Financial Information 19

Appendix A: Hypothetical Investment
and Expense Information 21

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

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The Fund's investment objective is to provide current income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

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WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

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The Fund invests in a diversified portfolio of investment- grade, fixed-income securities consisting primarily of corporate debt securities, U.S. government and privately issued mortgage-backed securities and U.S. Treasury and agency securities. The Fund's investment adviser (Adviser) seeks to enhance the Fund's performance by allocating relatively more of its portfolio to the security type that the Adviser expects to offer the best balance between current income and risk. Some of the corporate debt securities in which the Fund invests are considered to be "foreign securities," as that term is defined in this Prospectus. The foreign securities in which the Fund invests will be predominately denominated in U.S. dollars. The Fund may invest in derivative contracts to implement its investment strategies as more fully described herein.

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Although the value of the Fund's Shares will fluctuate, the Adviser will seek to manage the magnitude of fluctuation by limiting, under normal market conditions, the Fund's dollar-weighted average maturity to between three and ten years and dollar-weighted average duration to between three and seven years. Maturity reflects the time until a fixed-income security becomes payable. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

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The Fund intends to invest in the securities of U.S. government-sponsored entities (GSEs), including GSE securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations.
  Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
  Call and Prepayment Risks. The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below its current market value. For instance, when homeowners prepay their mortgages in response to current interest rates, the Fund will be required to reinvest the proceeds at the current interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Liquidity Risk. The fixed-income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.
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  Risks Associated with Complex Collateralized Mortgage Obligations (CMOs). The Fund may invest a portion of its assets in securities rated below investment grade which may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, currency, liquidity and leverage risks.

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The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Primary Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Primary Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

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The Fund's Primary Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was 0.65%.

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Within the periods shown in the bar chart, the Fund's Primary Shares highest quarterly return was 4.71% (quarter ended September 30, 2001). Its lowest quarterly return was (6.27)% (quarter ended September 30, 2008).

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Average Annual Total Return Table

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Return Before Taxes is shown for the Fund's Primary Shares. The table also shows returns for the Barclays Capital U.S. Intermediate Credit Bond Index (BCICI), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	5 Years	Start of Performance1
Fund:
Return Before Taxes	(7.29)%	1.33%	3.75%
BCICI	(2.76)%	2.52%	5.01%

1 The Fund's Primary Shares start of performance date was April 28, 1999.

What are the Fund's Fees and Expenses?

FEDERATED QUALITY BOND FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Primary Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Primary Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waiver and Reductions)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.60%
Distribution (12b-1) Fee3	0.25%
Other Expenses4	0.39%
Total Annual Fund Operating Expenses	1.24%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser waived certain amounts. Additionally, the distributor and shareholder services provider did not charge their fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waiver and Reductions of Fund Expenses	0.54%
Total Actual Annual Fund Operating Expenses (after waiver and reductions)	0.70%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.56% for the fiscal year ended December 31, 2008.
3 The Fund's Primary Shares did not pay or accrue the distribution (12b-1) fee during the fiscal year ended December 31, 2008. The Fund's Primary Shares have no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending December 31, 2009.
4 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payment to Financial Intermediaries" herein. The shareholder services provider did not charge, and therefore the Fund's Primary Shares did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund's Primary Shares (after the reduction) were 0.14% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Primary Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Primary Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Primary Shares operating expenses are before waiver and reductions as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$ 126
3 Years	$ 393
5 Years	$ 681
10 Years	$1,500

What are the Fund's Investment Strategies?

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The Adviser actively manages the Fund's portfolio seeking current income within the Fund's investment policy parameters for limiting credit risk and Share price volatility attributable to interest rate risk. The Fund limits credit risk by investing exclusively in a diversified portfolio of investment-grade, fixed-income securities, consisting primarily of corporate debt securities, U.S. government issued mortgage-backed securities and U.S. Treasury and agency securities. Investment-grade securities are rated in one of the four highest categories (BBB or higher) by a nationally recognized statistical rating organization (NRSRO), or if unrated, of comparable quality as determined by the Adviser. A description of the various types of securities in which the Fund invests, and their risks, immediately follows this strategy section.

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The Fund's Share price volatility attributable to interest rate risk is managed by maintaining, under normal market conditions, a dollar-weighted average portfolio duration of between three and seven years. Further, the dollar-weighted average portfolio maturity of the Fund will normally be between three and ten years.

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Within the Fund's three to seven-year portfolio duration range, the Adviser may seek to change the Fund's interest rate volatility exposure, by lengthening or shortening duration from time to time based on its interest rate outlook. If the Adviser expects interest rates to decline, it will generally lengthen the Fund's duration. If the Adviser expects interest rates to increase, it will generally shorten the Fund's duration. The Adviser formulates its interest rate outlook and otherwise attempts to anticipate changes in economic and market conditions by analyzing a variety of factors, such as:

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  current and expected U.S. growth;
  current and expected interest rates and inflation;
  the Federal Reserve Board's monetary policy; and
  changes in the supply of or demand for U.S. government securities.

In addition to managing the Fund's portfolio duration, the Adviser seeks to enhance the Fund's current income by selecting securities, within the Fund's credit quality range, that the Adviser expects will offer the best relative value. In other words, in selecting securities, the Adviser assesses whether the Fund will be adequately compensated for assuming the risks (such as credit risk) of a particular security by comparing the security to other securities without those risks. The Adviser continually analyzes a variety of economic and market indicators in order to arrive at the projected yield "spread" of each security type. (The spread is the difference between the yield of a security versus the yield of a U.S. Treasury security with a comparable average life.) The security's projected spread is weighed against the security's credit risk (in the case of corporate securities) and its risk of prepayment (in the case of mortgage-backed securities) in order to complete the analysis.

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Corporate debt securities generally offer higher yields than U.S. government securities to compensate for credit risk. Similarly, asset- and mortgage-backed securities generally offer higher yields versus U.S. Treasury securities and non-mortgage-backed agency securities, to compensate for prepayment risk. The Adviser invests the Fund's portfolio seeking the higher relative returns of corporate debt securities and asset- and mortgage-backed securities, when available, while maintaining appropriate portfolio diversification and attempting to limit the associated credit or prepayment risks.

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The Adviser attempts to manage the Fund's credit risk by selecting corporate debt securities that make default in the payment of principal and interest less likely. The Adviser uses corporate earnings analysis to determine which business sectors and credit ratings are most advantageous for investment by the Fund. In selecting individual corporate fixed-income securities, the Adviser analyzes a company's business, competitive position and financial condition to assess whether the security's credit risk is commensurate with its potential return. Some of the corporate debt securities in which the Fund invests are considered to be "foreign securities," as that term is defined in the Prospectus. For example, a corporate debt security will be treated as a "foreign security" if the issuer derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country. The foreign securities in which the Fund invests will be predominately denominated in the U.S. dollar.

The Adviser attempts to manage the Fund's prepayment risk by selecting mortgage-backed securities with characteristics that make prepayment less likely. Characteristics that the Adviser may consider in selecting securities include the average interest rates of the underlying mortgages and the federal agencies (if any) that securitize the mortgages. The Adviser attempts to assess the relative returns and risks for mortgage-backed securities by analyzing how the timing, amount and division of cash flows might change in response to changing economic and market conditions.

There is no assurance that the Adviser's efforts to forecast market interest rates and assess the impact of market interest rates in particular will be successful.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  increase or decrease the effective duration of the Fund portfolio;
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

TEMPORARY INVESTMENTS

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The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.

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What are the Principal Securities in Which the Fund Invests?

FIXED-INCOME SECURITIES

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities normally provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests:

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

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Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

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Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

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A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

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Investors regard agency securities as having low credit risks, but not as low as Treasury securities. A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Asset-Backed Securities

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Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed-income assets (including other fixed-income securities, such as corporate debt securities) may be used to create an asset-backed security. Asset-backed securities may take the form of notes or pass-through certificates. Asset-backed securities have prepayment risks.

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Mortgage-Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. The simplest form of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

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Collateralized Mortgage Obligations

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CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Foreign Securities

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

The foreign securities in which the Fund invests are primarily denominated in U.S. dollars. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to risks of foreign investing.

FOREIGN EXCHANGE CONTRACTS

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

Derivative Contracts

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Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

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Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the- counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

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The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

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FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as currency futures and currency forward contracts.

OPTION CONTRACTS

Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

SWAP CONTRACTS

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps and currency swaps.

SPECIAL TRANSACTIONS

HYBRID INSTRUMENTS

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Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

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Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

ASSET SEGREGATION

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES

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The Adviser will determine whether a security is
investment-grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor's, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

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SECURITIES LENDING

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. However, there can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

What are the Specific Risks of Investing in the Fund?

INTEREST RATE RISKS

Interest rate risks are the possibility that the prices of fixed-income securities will rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. In addition, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed-income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

CALL AND PREPAYMENT RISKS

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics, which may result in a decline in income and the lost opportunity for additional price appreciation on the falling interest rates.

Unlike traditional fixed-income securities, which may pay a fixed rate of interest until maturity, when the entire principal amount is due, payments on mortgage-backed securities include both interest and a partial payment of principal. This partial payment of principal may be composed of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled payments of principal can adversely affect the price and yield of mortgage-backed securities. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, like other interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise. Since rising interest rates generally result in decreased prepayments of mortgage-backed securities, this could cause mortgage securities to have greater average lives than expected and their value may decline more than other fixed-income securities. Conversely, when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature.

Generally, mortgage-backed securities compensate for greater prepayment risk by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the security to decline. Spreads generally increase in response to adverse economic or market conditions.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

LEVERAGE RISKS

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

LIQUIDITY RISKS

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

RISKS ASSOCIATED WITH COMPLEX CMOS

CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as interest rate, credit, currency, liquidity and leverage risks.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

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When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. Shares can be purchased or redeemed by participating insurance companies any day the NYSE is open.

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When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

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In calculating its NAV, the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

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The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

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Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

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The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

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The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See "Account and Share Information-Frequent Trading Policies" for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

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The Fund offers two Share classes: Primary Shares and Service Shares, each representing interests in a single portfolio of securities. This Prospectus relates only to Primary Shares. All Share classes have different expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

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The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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The Fund and its affiliated service providers may pay fees as described below to certain insurance companies for providing shareholder services to the Fund.

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RULE 12B-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Primary Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

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ADMINISTRATIVE SERVICE FEES

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The Fund may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.

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How to Purchase and Redeem Shares

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Shares are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.

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Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives from the participating insurance company your order in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor and your participating insurance company. The Fund reserves the right to reject any purchase order.

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Account and Share Information

DIVIDENDS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

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Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the "Products" section of Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Notice to Shareholders - Source of Distributions" link under "Related Information."

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TAX INFORMATION

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The Fund intends to comply with variable asset diversification regulations. If the Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code.

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Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated. This may be particularly likely where a Fund invests in high-yield securities or securities priced in foreign markets.

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The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's fair valuation procedures are intended in part to discourage short-term trading by reducing the potential for these strategies to succeed. See "What do Shares Cost?" The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares.

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The Fund monitors trading in Fund Shares in an effort to identify potential disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Because the Fund's Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not in a position to determine directly whether a separate account's purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. It is also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, where trading activity in an insurance company separate account exceeds the monitoring limits, the Fund will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short term trading, the Fund will ask that the investor be precluded from further purchases of Fund Shares. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so.

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The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

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The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

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Please refer to the prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Fund and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Fund is also used as an investment option for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product prospectus.

To the extent that the policies and procedures of the Fund and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Fund and its long-term Shareholders. No matter how the Fund or a participating insurance company defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings, and a percentage breakdown of the portfolio by sector and credit quality.

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To access this information from the "Products" section of the website, click on the "Portfolio Holdings" link under "Related Information" and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link.

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You may also access portfolio information as of the end of the Fund's fiscal quarters from the "Products" section of the website. The Fund's Annual and Semi-Annual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the "Prospectuses and Regulatory Reports" link under "Related Information" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages The Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

Christopher J. Smith

Christopher J. Smith has been the Fund's Portfolio Manager since August 2000. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Adviser since 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. Mr. Smith is a Chartered Financial Analyst. He received his M.A. in Economics and Finance from the University of Kentucky.

Joseph M. Balestrino

Joseph M. Balestrino has been the Fund's Portfolio Manager since inception. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

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The Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts and ownership of securities in the Fund.

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ADVISORY FEES

The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.60% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated December 31, 2008.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, "Federated") and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

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Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do no believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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Information for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

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Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008	2007	2006	1	2005	2004
Net Asset Value, Beginning of Period	$11.34	$11.29	$11.30	$11.67	$11.84
Income From Investment Operations:
Net investment income	0.54	2	0.52	2	0.49	2	0.44	2	0.42	2
Net realized and unrealized gain (loss) on investments and futures contracts	(1.32)	0.07	(0.04)	(0.30)	0.01
TOTAL FROM INVESTMENT OPERATIONS	(0.78)	0.59	0.45	0.14	0.43
Less Distributions:
Distributions from net investment income	(0.56)	(0.54)	(0.46)	(0.44)	(0.49)
Distributions from net realized gain on investments	--	--	--	(0.07)	(0.11)
TOTAL DISTRIBUTIONS	(0.56)	(0.54)	(0.46)	(0.51)	(0.60)
Net Asset Value, End of Period	$10.00	$11.34	$11.29	$11.30	$11.67
Total Return3	(7.29)%	5.38%	4.15%	1.30%	3.62%

Ratios to Average Net Assets:
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	4.99%	4.68%	4.43%	3.87%	3.56%
Expense waiver/reimbursement4	0.04%	0.06%	0.04%	0.29%	0.27%
Supplemental Data:
Net assets, end of period (000 omitted)	$224,203	$365,332	$390,738	$480,859	$518,023
Portfolio turnover	35%	23%	64%	43%	41%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus: (1) may not reflect any fee waiver or expense reimbursement currently in effect; and (2) does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies in connection with any variable annuity or variable life insurance contract which, if included, would make your costs higher). Variable investment option returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED QUALITY BOND FUND II - PRIMARY SHARES
ANNUAL EXPENSE RATIO: 1.24%

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses 	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$126.33	$10,376.00
2	$10,376.00	$518.80	$10,894.80	$131.08	$10,766.14
3	$10,766.14	$538.31	$11,304.45	$136.01	$11,170.95
4	$11,170.95	$558.55	$11,729.50	$141.12	$11,590.98
5	$11,590.98	$579.55	$12,170.53	$146.43	$12,026.80
6	$12,026.80	$601.34	$12,628.14	$151.94	$12,479.01
7	$12,479.01	$623.95	$13,102.96	$157.65	$12,948.22
8	$12,948.22	$647.41	$13,595.63	$163.58	$13,435.07
9	$13,435.07	$671.75	$14,106.82	$169.73	$13,940.23
10	$13,940.23	$697.01	$14,637.24	$176.11	$14,464.38
Cumulative		$5,936.67		$1,499.98

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An SAI dated April 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

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These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-8042

Federated
World-Class Investment Manager

Federated Quality Bond Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916884

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G02589-01 (4/09)

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Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Quality Bond Fund II

A Portfolio of Federated Insurance Series

PROSPECTUS

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April 30, 2009

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service Shares

A mutual fund seeking to provide current income by investing in a diversified portfolio of investment-grade, fixed-income securities.

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As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the prospectuses for such variable contracts.

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Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 3

What are the Fund's Investment Strategies? 3

What are the Principal Securities in Which the Fund Invests? 5

What are the Specific Risks of Investing in the Fund? 9

What Do Shares Cost? 11

How is the Fund Sold? 13

Payments to Financial Intermediaries 13

How to Purchase and Redeem Shares 13

Account and Share Information 14

Who Manages the Fund? 16

Legal Proceedings 16

Financial Information 17

Appendix A: Hypothetical Investment and Expense
Information 19

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

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The Fund's investment objective is to provide current income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

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WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

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The Fund invests in a diversified portfolio of investment-grade, fixed-income securities consisting primarily of corporate debt securities, U.S. government and privately issued mortgage-backed securities and U.S. Treasury and agency securities. The Fund's investment adviser (Adviser) seeks to enhance the Fund's performance by allocating relatively more of its portfolio to the security type that the Adviser expects to offer the best balance between current income and risk. Some of the corporate debt securities in which the Fund invests are considered to be "foreign securities," as that term is defined in this Prospectus. The foreign securities in which the Fund invests will be predominately denominated in U.S. dollars. The Fund may invest in derivative contracts to implement its investment strategies as more fully described herein.

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Although the value of the Fund's Shares will fluctuate, the Adviser will seek to manage the magnitude of fluctuation by limiting, under normal market conditions, the Fund's dollar-weighted average maturity to between three and ten years and dollar-weighted average duration to between three and seven years. Maturity reflects the time until a fixed-income security becomes payable. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

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The Fund intends to invest in the securities of U.S. government-sponsored entities (GSEs), including GSE securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations.
  Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
  Call and Prepayment Risks. The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below its current market value. For instance, when homeowners prepay their mortgages in response to current interest rates, the Fund will be required to reinvest the proceeds at the current interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Liquidity Risk. The fixed-income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.
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  Risks Associated with Complex Collateralized Mortgage Obligations (CMOs). The Fund may invest a portion of its assets in securities rated below investment grade which may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
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  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, currency, liquidity and leverage risks.
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The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Serv ice Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Service Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

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The Fund's Service Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was 0.65%.

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Within the periods shown in the bar chart, the Fund's Service Shares highest quarterly return was 3.44% (quarter ended September 30, 2006). Its lowest quarterly return was (6.38)% (quarter ended September 30, 2008).

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Average Annual Total Return Table

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Return Before Taxes is shown for the Fund's Service Shares. The table also shows returns for the Barclays Capital U.S. Intermediate Credit Bond Index (BCICI), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

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(For the Period Ended December 31, 2008)

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	1 Year	5 Years	Start of Performance1
Fund:
Return Before Taxes	(7.55)%	1.06%	2.62%
BCICI	(2.76)%	2.52%	4.22%

1 The Fund's Service Shares start of performance date was April 30, 2002.

What are the Fund's Fees and Expenses?

FEDERATED QUALITY BOND FUND II

FE ES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Service Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waiver and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.60%
Distribution (12b-1) Fee	0.25%
Other Expenses3	0.39%
Total Annual Fund Operating Expenses	1.24%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser waived certain amounts. Additionally, the shareholder services provider did not charge its fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waiver and Reduction of Fund Expenses	0.29%
Total Actual Annual Fund Operating Expenses (after waiver and reduction)	0.95%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.56% for the fiscal year ended December 31, 2008.
3 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payment to Financial Intermediaries" herein. The shareholder services provider did not charge, and therefore the Fund's Service Shares did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund's Service Shares (after the reduction) were 0.14% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Service Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Service Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Service Shares operating expenses are before waiver and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$	126
3 Years	$	393
5 Years	$	681
10 Years	$	1,500

What are the Fund's Investment Strategies?

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The Adviser actively manages the Fund's portfolio seeking current income within the Fund's investment policy parameters for limiting credit risk and Share price volatility attributable to interest rate risk. The Fund limits credit risk by investing exclusively in a diversified portfolio of investment-grade, fixed-income securities, consisting primarily of corporate debt securities, U.S. government issued mortgage-backed securities and U.S. Treasury and agency securities. Investment-grade securities are rated in one of the four highest categories (BBB or higher) by a nationally recognized statistical rating organization (NRSRO), or if unrated, of comparable quality as determined by the Adviser. A description of the various types of securities in which the Fund invests, and their risks, immediately follows this strategy section.

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The Fund's Share price volatility attributable to interest rate risk is managed by maintaining, under normal market conditions, a dollar-weighted average portfolio duration of between three and seven years. Further, the dollar- weighted average portfolio maturity of the Fund will normally be between three and ten years.

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Within the Fund's three to seven-year portfolio duration range, the Adviser may seek to change the Fund's interest rate volatility exposure, by lengthening or shortening duration from time to time based on its interest rate outlook. If the Adviser expects interest rates to decline, it will generally lengthen the Fund's duration. If the Adviser expects interest rates to increase, it will generally shorten the Fund's duration. The Adviser formulates its interest rate outlook and otherwise attempts to anticipate changes in economic and market conditions by analyzing a variety of factors, such as:

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  current and expected U.S. growth;
  current and expected interest rates and inflation;
  the Federal Reserve Board's monetary policy; and
  changes in the supply of or demand for U.S. government securities.

In addition to managing the Fund's portfolio duration, the Adviser seeks to enhance the Fund's current income by selecting securities, within the Fund's credit quality range, that the Adviser expects will offer the best relative value. In other words, in selecting securities, the Adviser assesses whether the Fund will be adequately compensated for assuming the risks (such as credit risk) of a particular security by comparing the security to other securities without those risks. The Adviser continually analyzes a variety of economic and market indicators in order to arrive at the projected yield "spread" of each security type. (The spread is the difference between the yield of a security versus the yield of a U.S. Treasury security with a comparable average life.) The security's projected spread is weighed against the security's credit risk (in the case of corporate securities) and its risk of prepayment (in the case of mortgage-backed securities) in order to complete the analysis.

Corporate debt securities generally offer higher yields than U.S. government securities to compensate for credit risk. Similarly, asset and mortgage-backed securities generally offer higher yields versus U.S. Treasury securities and non-mortgage-backed agency securities, to compensate for prepayment risk. The Adviser invests the Fund's portfolio seeking the higher relative returns of corporate debt securities and asset and mortgage-backed securities, when available, while maintaining appropriate portfolio diversification and attempting to limit the associated credit or prepayment risks.

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The Adviser attempts to manage the Fund's credit risk by selecting corporate debt securities that make default in the payment of principal and interest less likely. The Adviser uses corporate earnings analysis to determine which business sectors and credit ratings are most advantageous for investment by the Fund. In selecting individual corporate fixed-income securities, the Adviser analyzes a company's business, competitive position and financial condition to assess whether the security's credit risk is commensurate with its potential return. Some of the corporate debt securities in which the Fund invests are considered to be "foreign securities," as that term is defined in the Prospectus. For example, a corporate debt security will be treated as a "foreign security" if the issuer derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country. The foreign securities in which the Fund invests will be predominately denominated in the U.S. dollar.

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The Adviser attempts to manage the Fund's prepayment risk by selecting mortgage-backed securities with characteristics that make prepayment less likely. Characteristics that the Adviser may consider in selecting securities include the average interest rates of the underlying mortgages and the federal agencies (if any) that securitize the mortgages. The Adviser attempts to assess the relative returns and risks for mortgage-backed securities by analyzing how the timing, amount and division of cash flows might change in response to changing economic and market conditions.

There is no assurance that the Adviser's efforts to forecast market interest rates and assess the impact of market interest rates in particular will be successful.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  increase or decrease the effective duration of the Fund portfolio;
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

TEMPORARY INVESTMENTS

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The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.

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What are the Principal Securities in Which the Fund Invests?

FIXED-INCOME SECURITIES

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities normally provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests:

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

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Agency securities are issued or guaranteed by a federal agency or other GSE acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

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Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

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A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

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Investors regard agency securities as having low credit risks, but not as low as Treasury securities. A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Asset-Backed Securities

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Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed-income assets (including other fixed-income securities, such as corporate debt securities) may be used to create an asset-backed security. Asset-backed securities may take the form of notes or pass-through certificates. Asset-backed securities have prepayment risks.

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Mortgage-Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. The simplest form of mortgage-backed securities are pass- through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

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Collateralized Mortgage Obligations

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CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Foreign Securities

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
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  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.
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The foreign securities in which the Fund invests are primarily denominated in U.S. dollars. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to risks of foreign investing.

FOREIGN EXCHANGE CONTRACTS

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

Derivative Contracts

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Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

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Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

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The Fund may also trade derivative contracts over-the- counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

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Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted).

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The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

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FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as currency futures and currency forward contracts.

OPTION CONTRACTS

Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

SWAP CONTRACTS

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.
Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps and currency swaps.

SPECIAL TRANSACTIONS

HYBRID INSTRUMENTS

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Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

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Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

ASSET SEGREGATION

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES

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The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor's, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

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SECURITIES LENDING

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. However, there can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

What are the Specific Risks of Investing in the Fund?

INTEREST RATE RISKS

Interest rate risks are the possibility that the prices of fixed-income securities will rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. In addition, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed-income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

CALL AND PREPAYMENT RISKS

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics, which may result in a decline in income and the lost opportunity for additional price appreciation on the falling interest rates.

Unlike traditional fixed-income securities, which may pay a fixed rate of interest until maturity, when the entire principal amount is due, payments on mortgage-backed securities include both interest and a partial payment of principal. This partial payment of principal may be composed of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled payments of principal can adversely affect the price and yield of mortgage-backed securities. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, like other interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise. Since rising interest rates generally result in decreased prepayments of mortgage-backed securities, this could cause mortgage securities to have greater average lives than expected and their value may decline more than other fixed-income securities. Conversely, when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature.

Generally, mortgage-backed securities compensate for greater prepayment risk by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the security to decline. Spreads generally increase in response to adverse economic or market conditions.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

LEVERAGE RISKS

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

LIQUIDITY RISKS

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

RISKS ASSOCIATED WITH COMPLEX CMOS

CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

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The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as interest rate, credit, currency, liquidity and leverage risks.

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What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

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When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. Shares can be purchased or redeemed by participating insurance companies any day the NYSE is open.

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When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

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In calculating its NAV, the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
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  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
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  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

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The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

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Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See "Account and Share Information - Frequent Trading Policies" for other procedures the Fund employs to deter such short-term trading.

How is the Fund Sold?

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The Fund offers two Share classes: Primary Shares and Service Shares, each representing interests in a single portfolio of securities. This Prospectus relates only to Service Shares. All Share classes have different expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

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The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

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Payments to Financial Intermediaries

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The Fund and its affiliated service providers may pay fees as described below to certain insurance companies for providing shareholder services to the Fund.

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RULE 12B-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Service Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

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ADMINISTRATIVE SERVICE FEES

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The Fund may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.

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How to Purchase and Redeem Shares

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Shares are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.

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Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives from the participating insurance company your order in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor and your participating insurance company. The Fund reserves the right to reject any purchase order.

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Account and Share Information

DIVIDENDS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

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Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the "Products" section of Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Notice to Shareholders - Source of Distributions" link under "Related Information."

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TAX INFORMATION

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The Fund intends to comply with variable asset diversification regulations. If the Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code.

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Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated. This may be particularly likely where a Fund invests in high-yield securities or securities priced in foreign markets.

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The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's fair valuation procedures are intended in part to discourage short-term trading by reducing the potential for these strategies to succeed. See "What do Shares Cost?" The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund monitors trading in Fund Shares in an effort to identify potential disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Because the Fund's Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not in a position to determine directly whether a separate account's purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. It is also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, where trading activity in an insurance company separate account exceeds the monitoring limits, the Fund will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short term trading, the Fund will ask that the investor be precluded from further purchases of Fund Shares. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so.

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The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

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The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

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Please refer to the prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Fund and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Fund is also used as an investment option for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product prospectus.

To the extent that the policies and procedures of the Fund and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Fund and its long-term Shareholders. No matter how the Fund or a participating insurance company defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

PORTFOLIO HOLDINGS INFORMATION

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Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings, and a percentage breakdown of the portfolio by sector and credit quality.

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To access this information from the "Products" section of the website, click on the "Portfolio Holdings" link under "Related Information" and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link.

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You may also access portfolio information as of the end of the Fund's fiscal quarters from the "Products" section of the website. The Fund's Annual and Semi-Annual Reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the "Prospectuses and Regulatory Reports" link under "Related Information" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

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In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

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Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

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PORTFOLIO MANAGEMENT INFORMATION

Christopher J. Smith

Christopher J. Smith has been the Fund's Portfolio Manager since August 2000. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Adviser since 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. Mr. Smith is a Chartered Financial Analyst. He received his M.A. in Economics and Finance from the University of Kentucky.

Joseph M. Balestrino

Joseph M. Balestrino has been the Fund's Portfolio Manager since inception. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts and ownership of securities in the Fund.

ADVISORY FEES

The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.60% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

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A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated December 31, 2008.

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Legal Proceedings

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Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

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Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

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The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

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Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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Information for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

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Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008	2007	2006	1	2005	2004
Net Asset Value, Beginning of Period	$11.29	$11.24	$11.25	$11.63	$11.82
Income From Investment Operations:
Net investment income	0.51	2	0.49	2	0.46	2	0.41	2	0.38	2
Net realized and unrealized gain (loss) on investments and futures contracts	(1.32)	0.07	(0.04)	(0.31)	0.01
TOTAL FROM INVESTMENT OPERATIONS	(0.81)	0.56	0.42	0.10	0.39
Less Distributions:
Distributions from net investment income	(0.53)	(0.51)	(0.43)	(0.41)	(0.47)
Distributions from net realized gain on investments	--	--	--	(0.07)	(0.11)
TOTAL DISTRIBUTIONS	(0.53)	(0.51)	(0.43)	(0.48)	(0.58)
Net Asset Value, End of Period	$ 9.95	$11.29	$11.24	$11.25	$11.63
Total Return3	(7.55)%	5.14%	3.92%	0.99%	3.32%

Ratios to Average Net Assets:
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	4.78%	4.43%	4.18%	3.62%	3.31%
Expense waiver/reimbursement4	0.04%	0.06%	0.04%	0.04%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$63,177	$77,282	$75,850	$72,996	$64,698
Portfolio turnover	35%	23%	64%	43%	41%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

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The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus: (1) may not reflect any fee waiver or expense reimbursement currently in effect; and (2) does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies in connection with any variable annuity or variable life insurance contract which, if included, would make your costs higher). Variable investment option returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

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FEDERATED QUALITY BOND FUND II - SERVICE SHARES
ANNUAL EXPENSE RATIO: 1.24%

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Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses 	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$126.33	$10,376.00
2	$10,376.00	$518.80	$10,894.80	$131.08	$10,766.14
3	$10,766.14	$538.31	$11,304.45	$136.01	$11,170.95
4	$11,170.95	$558.55	$11,729.50	$141.12	$11,590.98
5	$11,590.98	$579.55	$12,170.53	$146.43	$12,026.80
6	$12,026.80	$601.34	$12,628.14	$151.94	$12,479.01
7	$12,479.01	$623.95	$13,102.96	$157.65	$12,948.22
8	$12,948.22	$647.41	$13,595.63	$163.58	$13,435.07
9	$13,435.07	$671.75	$14,106.82	$169.73	$13,940.23
10	$13,940.23	$697.01	$14,637.24	$176.11	$14,464.38
Cumulative		$5,936.67		$1,499.98


An SAI dated April 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.


These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-8042

Federated
World-Class Investment Manager

Federated Quality Bond Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916785


27256 (4/09)


Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated Clover Value Fund II

(Formerly, Federated American Leaders Fund II)

A Portfolio of Federated Insurance Series

STATEMENT OF ADDITIONAL INFORMATION

&ltR&gt

APRIL 30, 2009

PRIMARY SHARES
SERVICE SHARES
This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for Federated Clover Value Fund II (Fund), dated April 30, 2009.

This SAI incorporates by reference the Fund’s Annual Report. Obtain the prospectuses or the Annual Report without charge by calling 1-800-341-7400.

&lt/R&gt

CONTENTS

How is the Fund Organized?	1
Securities in Which the Fund Invests	1
Investment Risks	10
Investment Objective and Investment Limitations	13
What Do Shares Cost?	15
Mixed Funding and Shared Funding	17
How is the Fund Sold?	18
Purchases In-Kind	19
Subaccounting Services	19
Redemption in Kind	19
Massachusetts Partnership Law	19
Account and Share Information	20
Tax Information	20
Who Manages and Provides Services to the Fund?	21
How Does the Fund Measure Performance?	31
Financial Information	32
Investment Ratings	33
Addresses	37
Appendix	38

Federated Clover Value Fund II

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

3113010B (4/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

How is the Fund Organized?

The Fund is a diversified portfolio of Federated Insurance Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on September 15, 1993. The Trust may offer separate series of shares representing interests in separate portfolios of securities.  The Fund changed its name from Federated American Leaders Fund II to Federated Clover Value Fund II on April 30, 2009.

The Board of Trustees (the “Board’) has established two classes of shares of the Fund, known as Primary Shares and Service Shares (Shares). This SAI relates to both classes of Shares. The Fund’s investment adviser is Federated Global Investment Management Corp. (Adviser).

Prior to April 30, 2009, Federated Equity Management Company of Pennsylvania was the Adviser to the Fund. Both the current Adviser and the former Adviser are wholly owned subsidiaries of Federated Investors, Inc. (Federated).

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business.

The following describes the types of equity securities in which the Fund invests:

Common Stocks

Common stocks are the most prevalent type of equity security.  Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders.  As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock.  Some preferred stocks also participate in dividends and distributions paid on common stock.  Preferred stocks may also permit the issuer to redeem the stock.  The Fund may also treat such redeemable preferred stock as a fixed-income security.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate.  REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income.  Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date).  The Fund may buy the designated securities by paying the exercise price before the expiration date.  Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date.  This increases the market risks of warrants as compared to the underlying security.  Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate.  The rate may be a fixed percentage of the principal or adjusted periodically.  In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time.  Fixed-income securities provide more regular income than equity securities.  However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings.  This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price.  A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount.  If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption.  Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER
Commercial paper is an issuer’s obligation with a maturity of less than nine months.  Companies typically issue commercial paper to pay for current expenditures.  Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper.  If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.  The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand.  Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand.  The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Municipal Securities

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities.  Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities.

Mortgage Backed Securities

Mortgage-backed securities represent interests in pools of mortgages.  The mortgages that comprise a pool normally have similar interest rates, maturities, and other terms.  Mortgages may have fixed or adjustable interest rates.  Interests in pools of adjustable- rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages.  As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment).  Investors buy zero coupon securities at a price below the amount payable at maturity.  The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security.  Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.  A zero coupon step-up security converts to a coupon security before final maturity.

There are many forms of zero coupon securities.  Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds.  Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping.  Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities.  In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity.  These are referred to as pay-in-kind or PIK securities.

Stripped Securities

As a non-principal strategy, the Fund may have the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their “face value,” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Inflation-Protected securities

Inflation-protected securities are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation.  If the index measuring inflation falls (deflation), the principal value or interest rate of the securities will be adjusted downward and consequently the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs”, are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum coupon of 0%, and the principal value does not change.

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages.  Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years.  However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security.  Asset-backed securities may take the form of commercial paper, notes, or pass through certificates.  Asset-backed securities have prepayment risks.  Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks.  Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances.  Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks.  Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States.  The Fund considers an issuer to be based outside the United States if:

it is organized under the laws of, or has a principal office located in, another country;

the principal trading market for its securities is in another country; or

it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies.  Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price.  The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.  For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share.  If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations because of their unique characteristics.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”).  Each party to a derivative contract is referred to as a counterparty.  Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument.  These types of derivatives are frequently referred to as “physically settled” derivatives.  Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument.  These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges.  In this case, the exchange sets all the terms of the contract except for the price.  Investors make payments due under their contracts through the exchange.  Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange.  Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts.  This protects investors against potential defaults by the counterparty.  Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date.  If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  Exchanges may limit the amount of open contracts permitted at any one time.  Such limits may prevent the Fund from closing out a position.  If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so).  Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to value than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks.  OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following types of derivative contracts, including combinations thereof:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time.  Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset.  Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument.  Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.  Futures contracts traded OTC are frequently referred to as forward contracts.  The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures) , as well as, currency futures and currency forward contracts.

INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments' current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

CURRENCY FUTURES AND CURRENCY FORWARD CONTRACTS
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments.  Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

•	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

•
Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument.  If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

•	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

•
Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments.  Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments.  The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.  Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CAPS AND FLOORS

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS

A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument.  Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”).  The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event.  The Fund may be either the Protection Buyer or the Protection Seller in a CDS.  If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer.  A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

CURRENCY SWAPS

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price.  The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction.  This return is unrelated to the interest rate on the underlying security.  The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements.  The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price.  A reverse repurchase agreement may be viewed as a type of borrowing by the Fund.  Reverse repurchase agreements are subject to credit risks.  In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time.  During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund.  The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares.  Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices.  Therefore, delayed delivery transactions create interest rate risks for the Fund.  Delayed delivery transactions also involve credit risks in the event of a counterparty default.  These transactions create leverage risks.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract).  Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument.  Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts.  Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument.  Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument.  Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy.  In return, the Fund receives cash or liquid securities from the borrower as collateral.  The borrower must furnish additional collateral if the market value of the loaned securities increases.  Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund.  However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower.  The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.  The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Asset Segregation

In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of (a) the current market value of the Reference Instrument deliverable under the call option or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See "Risk Factors." Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

Investing in Exchange Traded Funds

The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses.

INTER-FUND BORROWING AND LENDING ARRANGEMENTS
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds.  Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund.  Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program.  Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from “failed” trades, and (c) for other temporary purposes.  All inter-fund loans must be repaid in seven days or less.  The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests.  Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board.  The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES
The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.

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PORTFOLIO TURNOVER
Securities in the Fund will be sold whenever such Fund’s investment Adviser believes it is appropriate to do so in light of such Fund’s investment objective, without regard to the length of time a particular security may have been held.

For the fiscal year ended December 31, 2008, the portfolio turnover rates for the Fund was: 121%.

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Investment Risks

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in its prospectus. Additional risk factors are outlined below.

Stock Market Risks

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Large Sized Company Risks

The Fund will principally invest in large-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.

Sector Risks

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers.

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, The Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.  Foreign companies may not provide information as frequently or to as great an extent as companies in the United States.  Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.  In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.  These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

Credit Risks

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate.  The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Risks of Investing in Derivative Contracts and Hybrid Instruments

The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.  Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

Interest Rate Risks

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall.  However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Certain of the Fund's investments may be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities, respectively. When the market for tax-exempt securities under performs (or outperforms) the market for taxable securities, the value of these investments may be negatively affected (or positively affected).

Liquidity Risks

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Leverage Risks

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

Call Risks

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Prepayment Risks

Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Risks Associated With Noninvestment Grade Securities

Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Risks Related to the Economy

Low-grade corporate bond returns are sensitive to changes in the economy.  The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. .

Exchange-Traded Funds Risks

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Risks Associated with the Investment Activities of Other Accounts

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities.  Related considerations are discussed elsewhere in this SAI under "Brokerage Transactions and Investment Allocation."

VARIABLE ASSET REGULATIONS
The Fund is subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one-year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests of the same real property project and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

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Investment Objective  and Investment Limitations

FUNDAMENTAL INVESTMENT OBJECTIVE
The Fund’s fundamental investment objective is to seek long-term growth of capital. The Fund’s secondary objective is to provide income. The investment objectives may not be changed by the Fund’s Trustees without shareholder approval.

INVESTMENT LIMITATIONS

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940 Act).

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Commodities

As a matter of non-fundamental operating policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

In applying the Fund’s concentration restriction: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities.

To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.” Except with respect to borrowing money, if a percentage limitations is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

What Do Shares Cost?

A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled. The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:

•
Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•	Other equity securities traded primarily in the U.S. are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Equity securities traded primarily through securities exchanges and regulated market systems outside the U.S. are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

•	Fixed-income securities and repurchase agreements acquired with remaining maturities of sixty-days or less are valued at their amortized cost as described below.

•
Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.

•
OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

•
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded, (2) information provided by dealers or investment analysts regarding the investment or the issuer, (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (4) publicly announced transactions (such as tender offers and mergers) involving the issuer, (5) comparisons to other investments or to financial indices that are correlated to the investment, (6) with respect to fixed-income investments, changes in market yields and spreads, (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension, and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

Mixed Funding and Shared Funding

The practice of using shares as investments for both variable annuity contracts and variable life insurance policies is called “mixed funding.” The practice of using shares as investments by separate accounts of unaffiliated life insurance companies is called “shared funding.”

The Fund does engage in mixed funding and shared funding. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the Trustees will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN (SERVICE SHARES)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares.  The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan.  The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries.  In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser).  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources.  In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds.  These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

Subaccounting Services

Certain participating insurance companies may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Participating insurance companies holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the participating insurance company about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund’s Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

&ltR&gt

Account and Share Information

VOTING RIGHTS
The insurance company separate accounts, as shareholders of the Fund, will vote the Fund Shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account.

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Primary Shares:

Great-West Life and Annuity Insurance Co., Englewood, CO, owned approximately 471,544 Shares (5.63%); Kansas City Life Insurance Co., Kansas City, MO, owned approximately 554,770 Shares (6.62%); Union Security Insurance Company, Hartford, CT, owned approximately 1,642,733 Shares (19.61%);  GE Life and Annuity, Richmond, VA, owned approximately 1,817,670 Shares (21.70%);  ING Life Insurance and Annuity Co., Windsor, CT, owned approximately 2,618,379 Shares (31.27%).

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Service Shares:

Nationwide Insurance Company, Columbus, OH, owned approximately 24,014 Shares (6.47%);  TransAmerica Life Insurance Company, Cedar Rapids, IA, owned approximately 95,845 Shares (25.82%); Nationwide Insurance Company, Columbus, OH, owned approximately 123,091 Shares (33.39%);  Nationwide Insurance Company, Columbus, OH, owned approximately 127,312 Shares (34.30%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

ING Insurance Co or America is organized in the state of Connecticut and is a subsidiary of ING Retirement Holdings, Inc. organized in the state of Connecticut.

Transamerica is organized in the state of Iowa and is a subsidiary of Aegon USA, Inc. organized in the state of Iowa.

Nationwide Insurance Co. is organized in the state of Ohio and is a subsidiary of Nationwide Mutual Insurance Company; organized in the state of Ohio.

&lt/R&gt

Tax Information

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

&ltR&gt

Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of April 2, 2009, the Fund’s Board and Officers as a group owned less than 1% of each Class of]the Fund’s outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$169.42	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$186.36	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$169.42	$200,000

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$169.42	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$190.61	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$169.42	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, E2E Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA;  Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		$169.42	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$186.36	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$169.42	$200,000

OFFICERS**

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998
Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004
Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004
Principal Occupations: Robert J. Ostrowsk joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

COMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas M. O’Neill John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund‘s internal control over financial reporting, and the quality, integrity and independent audit of the Fund‘s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.
Seven

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund‘s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund‘s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s  address appearing on the back cover of this Statement of Additional Information. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Two

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in Federated Clover Value Fund II	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000

Independent Board Member Name
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	None	Over $100,000
James F. Will	None	$50,001 - $100,000

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INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

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Portfolio Manager Information

The following information about the Fund’s portfolio manager is provided as of the end of the fund's most recently completed fiscal year.

              Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Matthew P. Kaufler	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	2 Funds/$237.288 million
Other Pooled Investment Vehicles	2 Portfolios/$22.14 million
Other Accounts	3,992 Accounts/$1,124.2 million

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Matthew P. Kaufler is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorizes as reflecting one of several designated “Strategies.”  The annual incentive amount is based on the current calendar year asset-weighted composite IPP of each Strategy, which is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Strategy's designated peer group of comparable accounts and vs. the Strategy's benchmark (i.e., Russell 1000 Value Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Kaufler may receive additional consideration based on the achievement of specified revenue targets.

Types of Accounts Managed by Paul W. Spindler	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	2 Funds/ $293.788 million	0
Other Pooled Investment Vehicles	3 Portfolios/$38.33 million	0
Other Accounts	3,959 Accounts/$1,098.8 million	1 Account/$16.2 million

Dollar value range of shares owned in the Fund: none.

Paul W. Spindler is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorizes as reflecting one of several designated “Strategies.”  The annual incentive amount is based on the current calendar year asset-weighted composite IPP of each Strategy, which is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Strategy's designated peer group of comparable accounts and vs. the Strategy's benchmark (i.e., Russell 1000 Value Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Spindler is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different peer groups and benchmarks.  The performance of the Strategy to which the Fund is assigned represents a significant portion of the calculation.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Spindler may receive additional consideration based on the achievement of specified revenue targets.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

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Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website.  Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month.  The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by asset class and sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website.  The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF.  Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund.  Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter.  This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund.  The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

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BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION

Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors.  Transactions may also be executed on a securities exchange or through an electronic communications network.  The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions.  As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price.  The Adviser continually monitors its trading results in an effort to improve execution.  :Fixed-income securities  are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer.  Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them.  Some fixed income securities may have only one primary market maker.  The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security.  The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers.  The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.  The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.  Investments for Federated Kaufmann Fund and other accounts managed by that fund’s portfolio managers in initial public offerings (“IPO”) are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts. Trading and allocation of investments, including IPOs, for accounts managed by Federated MDTA LLC are also made independently from the Fund.  Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser, also are generally made, and conducted, independently from the Fund.  It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

On December 31, 2008 the Fund owned securities of the following regular broker/dealers: Goldman Sachs 4,394,000 and JP Morgan Securities 2,576,316.

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Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal year ended, December 31, 2008 the Fund’s Adviser directed brokerage transactions to certain brokers in connection with the Adviser’s receipt of research services. The total amount of these transactions was $223,498,862 for which the Fund paid $287,557 in brokerage commissions.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

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FEES PAID BY THE FUND FOR SERVICES
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$865,336	$1,526,857	$1,847,321
Advisory Fee Reduction	60,132	0	--
Advisory Fee Reimbursement	-*	0	--
Brokerage Commissions	349,238	293,741	361,855
Administrative Fee	156,113	155,129	187,688
12b-1 Fee:
Service Shares	11,926	--	--
Shareholder Services Fee:
Primary Shares	--	--	--
Service Shares	--	--	--
Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

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How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns are given for the one-year, five-year, ten-year and Start of Performance periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	10 Years
Primary Shares:
Total Return
Before Taxes	N/A	(33.79)%	(4.23)%	(1.51)%
Yield	2.98%	N/A	N/A	N/A

	30-Day Period	1 Year	5 Years	Start of Performance on 4/30/2002
Service Shares:
Total Return
Before Taxes	N/A	(33.96)%	(4.47)%	(2.53)%
Yield	2.74%	N/A	N/A	N/A

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

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Financial Information

The Financial Statements for the Fund for the fiscal year ended December 31, 2008 are incorporated herein by reference to the Annual Report dated December 31, 2008.

Investment Ratings

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

FEDERATED CLOVER VALUE FUND II
PRIMARY SHARES

SERVICE SHARES

FEDERATED INVESTORS FUNDS

4000 ERICSSON DRIVE

WARRENDALE, PA 15086-7561

Distributor

Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Investment Adviser

Federated Global Investment Management Corp.

450 Lexington Avenue, Suite 3700

New York, NY 10017-3943

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, MA 02110

Appendix

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
Wachovia Bank, National Association

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
K&L Gates
Reed Smith LLP

SERVICE PROVIDERS
Abel Noser Corp.
Aegon Institutional Markets
Ashland Partners & Company LLP
Astec Consulting Group, Inc.
Bank of America
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Citibank, NA
Computershare, Inc.
Eagle Investment Company
Edward Jones
FactSet
Fidelity
Financial Models Company LTD
Glass Lewis
Institutional Shareholder Services
J.P. Morgan Chase & Co.
Options Clearing Corp. (OCC)
RiskMetrics
StatPro Group Plc
SunGard
Vintage Filings
Wachovia Bank, National Association/Metropolitan West Securities LLC/MetWest Financials
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)

SECURITY PRICING SERVICES
FRI Corp.
FT Interactive Data
Interactive Data Corporation
Pricing Direct
Reuters LPC
Thomson Reuters

RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services

PERFORMANCE REPORTING/PUBLICATIONS
Aegon Institutional Markets
Emerging Market Funds Research, Inc
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
Morningstar Associates
MSCI Barra
NASDAQ
Vickers Stock Research

OTHER
Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group LLC

Federated Capital Appreciation Fund II

A Portfolio of Federated Insurance Series

STATEMENT OF ADDITIONAL INFORMATION

&ltR&gt
APRIL 30, 2009

PRIMARY SHARES
SERVICE SHARES
This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for Federated Capital Appreciation Fund II (Fund), dated April 30, 2009.

This SAI incorporates by reference the Fund’s Annual Report. Obtain the prospectuses or the Annual Report without charge by calling 1-800-341-7400.

CONTENTS

How is the Fund Organized?	2
Securities in Which the Fund Invests	2
Investment Risks	12
Investment Objective and Investment Limitations	15
What Do Shares Cost?	17
Mixed Funding and Shared Funding	19
How is the Fund Sold?	19
Purchases In-Kind	21
Subaccounting Services	21
Redemption in Kind	21
Massachusetts Partnership Law	21
Account and Share Information	22
Tax Information	22
Who Manages and Provides Services to the Fund?	23
How Does the Fund Measure Performance?	34
Financial Information	35
Investment Ratings	35
Addresses	39
Appendix	40

Federated Capital Appreciation Fund II

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

G00049-07 (4/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

&lt/R&gt

How is the Fund Organized?

The Fund is a diversified portfolio of Federated Insurance Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on September 15, 1993. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (the “Board’) has established two classes of shares of the Fund, known as Primary Shares and Service Shares (Shares). This SAI relates to both classes of Shares. The Fund’s investment adviser is Federated Equity Management Company of Pennsylvania (Adviser).

&ltR&gt

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution

Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER
Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Inflation-Protected Securities

Inflation-protected securities are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls (deflation), the principal value or interest rate of the securities will be adjusted downward and consequently the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs”, are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum coupon of 0%, and the principal value does not change.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

it is organized under the laws of, or has a principal office located in, another country;

the principal trading market for its securities is in another country; or

it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

ADRs and Domestically Traded Securities of Foreign Issuers

American Depositary Receipts, which are traded in United States markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. Dollars in United States markets.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to value than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following types of derivative contracts, including combinations thereof:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments’ current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

CURRENCY FUTURES AND CURRENCY FORWARD CONTRACTS
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CAPS AND FLOORS
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

CURRENCY SWAPS
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

HEDGING
Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

INVESTING IN EXCHANGE TRADED FUNDS
The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

CREDIT LINKED NOTE
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”). The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

EQUITY LINKED NOTE
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”). Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Asset Segregation

In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of (a) the current market value of the Reference Instrument deliverable under the call option or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund’s Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from “failed” trades, and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less. The Fund’s participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES
The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.

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Investment Risks

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in its prospectus. Additional risk factors are outlined below.

LEVERAGE RISKS
Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

INTEREST RATE RISKS
Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally,

when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

CREDIT RISKS
Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

CALL RISKS
Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

PREPAYMENT RISKS
Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

RISKS ASSOCIATED WITH NONINVESTMENT-GRADE SECURITIES
Securities rated below investment-grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

RISKS OF FOREIGN INVESTING
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

CURRENCY RISKS
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

LIQUIDITY RISKS
Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.  Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS
Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss of its assets.

EXCHANGE-TRADED FUNDS RISKS
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

RISKS ASSOCIATED WITH THE INVESTMENT ACTIVITIES OF OTHER ACCOUNTS
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”

VARIABLE ASSET REGULATIONS
The Fund is subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one-year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests of the same real property project and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

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Investment Objective and Investment Limitations

The Fund’s fundamental investment objective is capital appreciation.

INVESTMENT LIMITATIONS

Diversification

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940 (1940 Act), any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order there under, or any SEC staff interpretation thereof.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Investing in Other Investment Companies

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund’s investment adviser.

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund’s uninvested cash.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

In applying the concentration restriction: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities.

To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitations so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

For purposes of the limitation on investing in commodities, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments”. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

PORTFOLIO TURNOVER
Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund’s investment objectives, without regard to the length of time a particular security may have been held. For the fiscal years ended December 31, 2008 and 2007, the portfolio turnover rates were 307% and 198%, respectively.

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What Do Shares Cost?

A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled. The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:

•
Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•	Other equity securities traded primarily in the U.S. are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Equity securities traded primarily through securities exchanges and regulated market systems outside the U.S. are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

•	Fixed-income securities and repurchase agreements acquired with remaining maturities of sixty-days or less are valued at their amortized cost as described below.

•
Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.

•
OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

•
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded, (2) information provided by dealers or investment analysts regarding the investment or the issuer, (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (4) publicly announced transactions (such as tender offers and mergers) involving the issuer, (5) comparisons to other investments or to financial indices that are correlated to the investment, (6) with respect to fixed-income investments, changes in market yields and spreads, (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension, and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

&lt/R&gt

Mixed Funding and Shared Funding

The practice of using shares as investments for both variable annuity contracts and variable life insurance policies is called “mixed funding.” The practice of using shares as investments by separate accounts of unaffiliated life insurance companies is called “shared funding.”

The Fund does engage in mixed funding and shared funding. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the Trustees will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN (PRIMARY SHARES AND SERVICE SHARES)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares.  The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan.  The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries.  In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser).  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources.  In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds.  These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

&ltR&gt

Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

&lt/R&gt

Subaccounting Services

Certain participating insurance companies may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Participating insurance companies holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the participating insurance company about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund’s Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

&ltR&gt

Account and Share Information

VOTING RIGHTS
The insurance company separate accounts, as shareholders of the Fund, will vote the Fund Shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account.

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Primary Shares:

MLPF&S, Jacksonville, FL, owned approximately 14,584,148 Shares (92.67%)

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Service Shares:

Nationwide Insurance Company, Columbus, OH, owned approximately 111,575 Shares (12.71%); TransAmerica Life Insurance Company, Cedar Rapids, IA, 189,869 Shares (21.63%); Nationwide Insurance Columbus, OH, owned approximately 231,848 Shares (26.41%); Nationwide Insurance Company, Columbus, OH, owned approximately 344,435 Shares (39.24%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Merrill Lynch Pierce Fenner & Smith (MLPF&S) is organized in the state of Delaware and is a subsidiary of Merrill Lynch & Co., Inc. organized in the state of Delaware.

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Tax Information

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

&ltR&gt

Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of April 2, 2009, the Fund’s Board and Officers as a group owned less than 1% of each Class of the Fund’s outstanding Shares]

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$123.22	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$135.55	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$123.22	$200,000

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$123.22	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$138.63	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$123.22	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting);
Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank; . Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

		$123.22	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$135.55	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$123.22	$200,000

OFFICERS**

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998
Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004
Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004
Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.  .

**    Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

COMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund‘s internal control over financial reporting, and the quality, integrity and independent audit of the Fund‘s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.
Seven

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund‘s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund‘s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s  address appearing on the back cover of this Statement of Additional Information. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Two

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in Federated Capital Appreciation Fund II	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000

Independent Board Member Name
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	None	Over $100,000
James F. Will	None	None

&lt/R&gt

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

&ltR&gt

Portfolio Manager Information

The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year.

                  Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Carol R. Miller	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	2 Funds/$1,437.195 million
Other Pooled Investment Vehicles	1 Portfolio/$19.903 million
Other Accounts	3 Accounts/$157.610 million

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Carol R. Miller is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e., S&P 500 Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Carol R. Miller is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In her role as head of the Equity Core Growth team, Ms. Miller has oversight responsibility for other portfolios that she does not personally manage.  A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Carol R. Miller was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

                 Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Dean J. Kartsonas	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	2 Funds/$1,437.195 million
Other Pooled Investment Vehicles	0
Other Accounts	1 Account/$42.388 million

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Dean J. Kartsonas is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e., S&P 500 Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Dean J. Kartsonas is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Dean J. Kartsonas was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

&lt/R&gt

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website.  Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month.  The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by asset class and sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website.  The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF.  Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund.  Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter.  This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund.  The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

&ltR&gt

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION

Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors.  Transactions may also be executed on a securities exchange or through an electronic communications network.  The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions.  As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price.  The Adviser continually monitors its trading results in an effort to improve execution.  :Fixed-income securities  are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer.  Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them.  Some fixed income securities may have only one primary market maker.  The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security.  The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers.  The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.  The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.  Investments for Federated Kaufmann Fund and other accounts managed by that fund’s portfolio managers in initial public offerings (“IPO”) are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts. Trading and allocation of investments, including IPOs, for accounts managed by Federated MDTA LLC are also made independently from the Fund.  Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser, also are generally made, and conducted, independently from the Fund.  It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

On December 31, 2008 the Fund owned securities of the following regular broker/dealers:  J.P. Morgan Chase $1,466,145; Citigroup Global $884; Goldman Sachs $2,978,000, Morgan Stanley $707,364; Bank of America $792,000.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal year ended, December 31, 2008 the Fund’s Adviser directed brokerage transactions to certain brokers in connection with the Adviser’s receipt of research services. The total amount of these transactions was $318,709,280 for which the Fund paid $400,022 in brokerage commissions.

&lt/R&gt

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.  FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

&ltR&gt

FEES PAID BY THE FUND FOR SERVICES

For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$668,906	$270,677	$217,293
Advisory Fee Reduction	67,577	212,723	217,293
Brokerage Commissions	551,855	117,671	69,995
Administrative Fee	155,786	155,319	155,256
12b-1 Fee:
Primary Shares	--	—	—
Service Shares	18,476	--	—
Shareholder Services Fee:
Primary Shares	--	—	—
Service Shares	--	—	—
Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

&lt/R&gt

&ltR&gt

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns are given for the one-year, five-year and Start of Performance periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	Start of Performance on 6/19/2000
Primary Shares:
Total Return
Before Taxes	N/A	(29.37)%	(0.26)%	(6.93)%
Yield	1.30%	N/A	N/A	N/A

	30-Day Period	1 Year	5 Years	Start of Performance on 4/30/2002
Service Shares:
Total Return
Before Taxes	N/A	(29.67)%	(0.56)%	0.10%
Yield	1.04%	N/A	N/A	N/A

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

&lt/R&gt

Financial Information

The Financial Statements for the Fund for the fiscal year ended December 31, 2008 are incorporated herein by reference to the Annual Report to Shareholders of Federated Capital Appreciation Fund II dated December 31, 2008.

Investment Ratings

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

FEDERATED CAPITAL APPRECIATION FUND II
PRIMARY SHARES

SERVICE SHARES

FEDERATED INVESTORS FUNDS

4000 ERICSSON DRIVE

WARRENDALE, PA 15086-7561

Distributor

Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Investment Adviser

Federated Equity Management Company of Pennsylvania

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, MA 02110
&ltR&gt

Appendix

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund(s):

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
Citibank, N.A.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
K&L Gates
Reed Smith LLP

SERVICE PROVIDERS
Abel Noser Corp.
Aegon Institutional Markets
Ashland Partners & Company LLP
Astec Consulting Group, Inc.
Bank of America
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Citibank, NA
Computershare, Inc.
Eagle Investment Company
Edward Jones
FactSet
Fidelity
Financial Models Company LTD
Glass Lewis
Institutional Shareholder Services
J.P. Morgan Chase & Co.
Options Clearing Corp. (OCC)
RiskMetrics
StatPro Group Plc
SunGard
Vintage Filings
Wachovia Bank, National Association/Metropolitan West Securities LLC/MetWest Financials
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)

SECURITY PRICING SERVICES
FRI Corp.
FT Interactive Data
Interactive Data Corporation
Pricing Direct
Reuters LPC
Thomson Reuters

RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services

PERFORMANCE REPORTING/PUBLICATIONS
Aegon Institutional Markets
Emerging Market Funds Research, Inc
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
Morningstar Associates
MSCI Barra
NASDAQ
Vickers Stock Research

OTHER
Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group LLC

&lt/R&gt

Federated Capital Income Fund II

A Portfolio of Federated Insurance Series

STATEMENT OF ADDITIONAL INFORMATION

&ltR&gt
APRIL 30, 2009

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated Capital Income Fund II (Fund), dated April 30, 2009.

This SAI incorporates by reference the Fund’s Annual Report. Obtain the prospectus or the Annual Report without charge by calling 1-800-341-7400.

&lt/R&gt

CONTENTS

How is the Fund Organized?	2
Securities in Which the Fund Invests	2
Investment Risks	13
Investment Objective and Investment Limitations	17
What Do Shares Cost?	19
Mixed Funding and Shared Funding	21
How is the Fund Sold?	21
Purchases In-Kind	22
Subaccounting Services	22
Redemption in Kind	22
Massachusetts Partnership Law	23
Account and Share Information	23
Tax Information	24
Who Manages and Provides Services to the Fund?	24
How Does the Fund Measure Performance?	38
Financial Information	39
Investment Ratings	39
Addresses	43
Appendix	44

Federated Capital Income Fund II

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

3113008B (4/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

How is the Fund Organized?

The Fund is a diversified portfolio of Federated Insurance Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on September 15, 1993. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Fund’s investment adviser is Federated Equity Management Company of Pennsylvania (Adviser).

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities may offer greater potential for appreciation than many other types of securities, because their value is tied more directly to the value of the issuer’s business. The following describes the types of equity securities in which the Fund may invest:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stockholders receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Holders of preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments to its common stockholders. Some preferred stocks also participate in dividends and distributions paid to common stockholders. The issuer may, in certain circumstances redeem the preferred stock. The Fund may treat such redeemable preferred stock as a fixed-income security.

Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Real Estate Investment Trusts (REITS)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) by a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund may invest:

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

The Fund treats Mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate-Debt Securities

Corporate-debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER
Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Municipal Securities

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities.

Mortgage-Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

&ltR&gt

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of Mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs.  However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

&lt/R&gt

SEQUENTIAL CMOS
In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACS, TACS AND COMPANION CLASSES
More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOS AND POS
CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

FLOATERS AND INVERSE FLOATERS
Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z CLASSES AND RESIDUAL CLASSES
CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

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NON-GOVERNMENTAL MORTGAGE-BACKED SECURITIES
Non-governmental mortgage-backed securities (including non-governmental CMOs) are issued by private entities, rather than by U.S. government agencies. The non-governmental mortgage-backed securities in which the Fund invests will be treated as mortgage related asset-backed securities. These securities involve credit risks and liquidity risks.

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a “coupon payment”). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as “coupon stripping.” In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Insurance Contracts

Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Fund treats these contracts as fixed-income securities.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to security holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.

CONVERTIBLE SECURITIES
Convertible securities are convertible preferred stock or convertible bonds that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its securities.

Convertible preferred stock and convertible bonds pay or accrue interest or dividends at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a convertible bond must repay the principal amount of the bond, normally within a specified time. Convertible preferred stocks and convertible bonds generally have lower yields than comparable nonconvertible securities but provide more income than common stocks.

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FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States.  The Fund considers an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•
it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies.  Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets may also be subject to liquidity risks.

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ADRs and Domestically Traded Securities of Foreign Issuers

American Depositary Receipts, which are traded in United States markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in U.S. markets.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. The Fund may use both spot trades and currency derivatives to increase or decrease its exposure to foreign interest rate and/or currency markets. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Brady Bonds

Brady Bonds are U.S. dollar denominated debt obligations that foreign governments issue in exchange for commercial bank loans. The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. The principal amount of some Brady Bonds is collateralized by zero coupon U.S. Treasury securities which have the same maturity as the Brady Bonds. However, neither the U.S. government nor the IMF has guaranteed the repayment of any Brady Bond.

LOAN INSTRUMENTS
The Fund may invest in loans and loan-related instruments, which are generally interests in amounts owed by a corporate, governmental, or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments include, but are not limited to, interests in trade finance loan transactions, pre-export/import finance transactions, factoring, syndicated loan transactions and forfaiting transactions.

Trade finance refers generally to loans made to producers, sellers, importers and/or exporters in relation to commodities, goods, or services. Such loans typically have short-to-medium term maturities and will generally be self-liquidating (i.e., as the goods or commodities are sold, proceeds from payments for such goods or commodities are used to pay the principal on the loan prior to being distributed to the borrower). Types of trade finance related loans include, but are not limited to, structured finance transactions, pre-export/import finance transactions, project financing and forfaiting transactions.

Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger. A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan assignment or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property, which is commonly referred to as collateral. The purpose of securing loans is to allow the lenders to exercise rights over the collateral if a loan is not repaid as required by the terms of the loan agreement. Collateral may include security interests in receivables, goods, commodities, or real property. With regard to trade finance loan transactions the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may also be tranched or tiered with respect to collateral rights. Unsecured loans expose the lenders to increased credit risk.

The loan instruments in which the Fund may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets).

The Fund treats loan instruments as a type of fixed-income security. Investments in loan instruments may expose the Fund to interest rate risk, risks of investing in foreign securities, credit risk, liquidity risk, risks of noninvestment-grade securities, risks of emerging markets, and leverage risk. (For purposes of the descriptions in this SAI of these various risks, references to “issuer” include borrowers under loan instruments.) Many loan instruments incorporate risk mitigation, credit enhancement (e.g. standby letters of credit) and insurance products into their structures, in order to manage these risks. There is no guarantee that these risk management techniques will work as intended.

Loans and loan-related instruments are generally considered to be illiquid due to the length of time required to transfer an interest in a loan or a related instrument. Additionally, in the case of some loans, such as those related to trade finance, there is a limited secondary market. The liquidity of a particular loan will be determined by the Adviser under guidelines adopted by the Fund’s board.

Loan Assignments

The Fund may purchase a loan assignment from the agent bank or other member of the lending syndicate. Investments in loans through an assignment may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Loan Participations

The Fund may purchase a funded participation interest in a loan, by which the Fund has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution, or lending syndicate) that has a direct contractual relationship with a borrower. In loan participations, the Fund does not have a direct contractual relationship with the borrower.

The fund may also purchase a type of a participation interest, known as risk participation interest. In this case, the Fund will receive a fee in exchange for the promise to make a payment to a lender if a borrower fails to make a payment of principal, interest, or fees, as required by the loan agreement.

When purchasing loan participations, the Fund will be exposed to credit risk of the borrower and, in some cases, the intermediary offering the participation. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service or, if rated, may be below investment grade and expose the Fund to the risks of noninvestment-grade securities.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to value than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following types of derivative contracts, including combinations thereof:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments’ current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

CURRENCY FUTURES AND CURRENCY FORWARD CONTRACTS
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

•	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

•
Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

•	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

•
Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CAPS AND FLOORS
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

CURRENCY SWAPS
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Securities Lending

The Fund may lend securities from its portfolio to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. However, there can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

CREDIT LINKED NOTE
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”). The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit; or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

EQUITY LINKED NOTE
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”). Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.

Asset Segregation

In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

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INVESTING IN EXCHANGE TRADED FUNDS
The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

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Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds.  Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund.  Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program.  Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from “failed” trades, and (c) for other temporary purposes.  All inter-fund loans must be repaid in seven days or less.  The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests.  Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board.  The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES
The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.

Investment Risks

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in its prospectus. Additional risk factors are outlined below.

Sector Risks

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Risks of Foreign Investing

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

Since many loan instruments involve parties (for example, lenders, borrowers, and agent banks) located in multiple jurisdictions outside of the United States, there is a risk that a security interest in any related collateral may be unenforceable and obligations under the related loan agreements may not be binding.

Currency Risks

Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, The Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. Foreign companies may not provide information as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

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EQUITY SECURITIES INVESTMENT RISKS

Stock Market Risks

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Risks Related to Investing for Value

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Risks Related to Company Size

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

FIXED-INCOME INVESTMENT RISKS

Interest Rate Risks

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Credit Risks

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Prepayment Risks

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Call Risks

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Liquidity Risks

Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment-grade or are not widely held.

Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the instrument.

Leverage Risks

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

Risks Associated with Noninvestment-Grade Securities

Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

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Risks Related to the Economy

Low-grade corporate bond returns are sensitive to changes in the economy.  The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

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Risks Associated with Complex CMOs

CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.

Risks Related to the Economy

The prices of high-yield securities are affected by the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative development in the United States and global economies.

Risks of Investing in Emerging Market Countries

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

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RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.  Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

RISKS ASSOCIATED WITH THE INVESTMENT ACTIVITIES OF OTHER ACCOUNTS
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities.  Related considerations are discussed elsewhere in this SAI under "Brokerage Transactions and Investment Allocation."

EXCHANGE-TRADED FUNDS RISKS
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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VARIABLE ASSET REGULATIONS
The Fund is also subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one-year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests of the same real property project and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

Investment Objective and Investment Limitations

The Fund’s fundamental investment objective is to achieve high current income and moderate capital appreciation. The investment objective may not be changed by the Fund’s Trustees without shareholder approval.

INVESTMENT LIMITATIONS

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940 Act).

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the Fund may concentrate its investments in the securities of issuers in the utilities industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities," as defined by 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Commodities

As a matter of non-fundamental operating policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments”. Except with respect to borrowing money, if a percentage limitations is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

What Do Shares Cost?

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A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities, and dividing the balance by the number of Shares outstanding. The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:

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Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•	Other equity securities traded primarily in the U.S. are valued based upon the mean of closing bid and asked quotations from one or more dealers.

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Equity securities traded primarily through securities exchanges and regulated market systems outside the U.S. are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

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Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

•	Fixed-income securities and repurchase agreements acquired with remaining maturities of sixty-days or less are valued at their amortized cost as described below.

•
Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.

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OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

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Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded, (2) information provided by dealers or investment analysts regarding the investment or the issuer, (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (4) publicly announced transactions (such as tender offers and mergers) involving the issuer, (5) comparisons to other investments or to financial indices that are correlated to the investment, (6) with respect to fixed-income investments, changes in market yields and spreads, (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension, and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

Mixed Funding and Shared Funding

The practice of using shares as investments for both variable annuity contracts and variable life insurance policies is called “mixed funding.” The practice of using shares as investments by separate accounts of unaffiliated life insurance companies is called “shared funding.”

The Fund does engage in mixed funding and shared funding. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the Trustees will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries.  In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser).  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources.  In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds.  These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

&ltR&gt

Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

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Subaccounting Services

&ltR&gt

Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

&lt/R&gt

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund’s Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

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VOTING RIGHTS
The insurance company separate accounts, as shareholders of the Fund, will vote the Fund Shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account.

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust’s outstanding Shares

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

Union Security Insurance Company; Hartford, CT, owned approximately 243,294 Shares (5.49%); Jefferson National Life Insurance Company, Louisville, KY, owned approximately 301,551 Shares (6.81%); Lincoln Benefit Life Co., Lincoln, NE, owned approximately 321,215 Shares (7.25%); Symetra Life Insurance Co., Bellevue, WA, owned approximately 340,875 Shares (7.70%); ING Life Insurance and Annuity Co., Windsor, CT, owned approximately 472,372 Shares (10.67%); Lincoln Benefit Life Co., Lincoln, NE, owned approximately 529,087 Shares (11.95%); GE Life and Annuity, Richmond, VA, owned approximately 1,305,566 Shares (29.49%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

GE Life & Annuity is organized in the state of Virginia and is a subsidiary of General Electric Capital Assurance Company organized in the state of Virginia.

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Tax Information

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

&ltR&gt

BOARD OF TRUSTEES
The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of April 2, 2009, the Fund’s Board and Officers as a group owned less than 1% of the Fund’s outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$107.85	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$118.65	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$107.85	$200,000

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$107.85	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$121.34	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$107.85	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA;  Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		$107.85	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$118.65	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$107.85	$200,000

OFFICERS**

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998
Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004
Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002
Principal Occupations:  Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004
Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009.  Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

**    Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

COMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas O’Neill John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting, and the quality, integrity and independent audit of the Fund’s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund‘s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund‘s internal audit function.
Seven

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund‘s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund‘s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this Statement of Additional Information. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Two

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in Federated Capital Income Fund II	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000

Independent Board Member Name
Thomas G. Bigley	None	Over $100,000
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	None	Over $100,000
James F. Will	None	$50,001 - $100,000

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INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Portfolio Manager Information

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The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year.

Types of Accounts Managed by John L. Nichol	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	5 Funds/$954.993 million
Other Pooled Investment Vehicles	0
Other Accounts	0
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

John L. Nichol is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year taxable equivalent total return and taxable equivalent average one-year gross distribution yield basis vs. a designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, John L. Nichol is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Types of Accounts Managed by Joseph M. Balestrino	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	10 Funds/$6,263.530 million
Other Pooled Investment Vehicles	0
Other Accounts	1 Account/$39.477 million
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Joseph M. Balestrino is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is calculated with an equal weighting of certain other accounts managed by the portfolio manager.  IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. fund benchmarks, and on a rolling 3 and 5 calendar year pre-tax total return basis vs. designated peer groups of comparable funds.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Balestrino is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP; IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In his role as Head of the U.S. Investment Grade Bond Group, Mr. Balestrino has oversight responsibility for other portfolios that he does not personally manage.  A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks and peer groups.  In addition, Mr. Balestrino serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income products.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Types of Accounts Managed by Todd A. Abraham	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	9 Funds/$5,703.925 million
Other Pooled Investment Vehicles	0
Other Accounts	0
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Todd A. Abraham is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

The Fund will gain exposure to mortgage backed securities by investing in another fund (the “Federated Mortgage Core Portfolio”).  Mr. Abraham manages the Federated Mortgage Core Portfolio according to its specific investment program.  Thus, although Mr. Abraham is not responsible for making investment decisions directly on behalf of the Fund, the mortgage-backed fixed income portion of the Fund’s portfolio may be subject to his management of the Federated Mortgage Core Portfolio.  Mr. Abraham’s IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Federated Mortgage Core Portfolio’s benchmark (i.e. Barclays Mortgage-Backed Securities Index), and on a rolling 3 and 5 calendar year pre-tax gross return basis vs. the Federated Mortgage Core Portfolio’s designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Abraham is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In his role as co-head of the Government Bond team, Mr. Abraham has oversight responsibility for other portfolios that he does not personally manage.  A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks.  In addition, Mr. Abraham serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Todd A. Abraham was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

Types of Accounts Managed by Roberto Sanchez-Dahl	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	2 Funds/$279.978 million
Other Pooled Investment Vehicles	0
Other Accounts	0
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Roberto Sanchez-Dahl is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

The Fund will gain exposure to emerging market debt securities by investing in another fund (the “Emerging Markets Fixed Income Core Fund”).  Mr. Sanchez-Dahl manages the Emerging Markets Fixed Income Core Fund according to its specific investment program.  Thus, although Mr. Sanchez-Dahl is not responsible for making investment decisions directly on behalf of the Fund, the emerging markets fixed income portion of the Fund’s portfolio may be subject to his management of the Emerging Markets Fixed Income Core Fund.  IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's benchmark (i.e., Barclays Emerging Markets Index), and vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Sanchez-Dahl is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In addition, Mr. Sanchez-Dahl serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Types of Accounts Managed by David P. Gilmore	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	5 Funds/$954.993 million
Other Pooled Investment Vehicles	0
Other Accounts	0
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

David P. Gilmore is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year taxable equivalent total return and taxable equivalent average one-year gross distribution yield basis vs. a designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, David P. Gilmore is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Types of Accounts Managed by Mark E. Durbiano	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	9 Funds/$2,420.349 million
Other Pooled Investment Vehicles	3 Portfolios/$84.617 million
Other Accounts	1 Account/$32.614 million
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Mark E. Durbiano is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

The Fund will gain exposure to high yield securities by investing in another fund (the “High Yield Bond Portfolio”).  Mr. Durbiano manages the High Yield Bond Portfolio according to its specific investment program.  Thus, although Mr. Durbiano is not responsible for making investment decisions directly on behalf of the Fund, the high yield fixed income portion of the Fund’s portfolio may be subject to his management of the High Yield Bond Portfolio.  Mr. Durbiano’s IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the High Yield Bond Portfolio’s benchmark (i.e. Barclays U.S. Corporate High Yield 2% Issuer Constrained Index), and vs. the High Yield Bond Portfolio’s designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

&lt/R&gt

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website.  Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month.  The summary portfolio composition information may include identification of the Fund’s top ten equity and fixed income holdings, a percentage breakdown of the portfolio by asset class and a percentage breakdown of the equity portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website.  The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF.  Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund.  Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter.  This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund.  The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION

Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors.  Transactions may also be executed on a securities exchange or through an electronic communications network.  The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions.  As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price.  The Adviser continually monitors its trading results in an effort to improve execution. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer.  Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them.  Some fixed income securities may have only one primary market maker.  The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security.  The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers.  The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.  The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.  Investments for Federated Kaufmann Fund and other accounts managed by that fund’s portfolio managers in initial public offerings (“IPO”) are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts. Trading and allocation of investments, including IPOs, for accounts managed by Federated MDTA LLC are also made independently from the Fund.  Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser, also are generally made, and conducted, independently from the Fund.  It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

&ltR&gt

On December 31, 2008, the Fund owned securities of the following regular broker/dealers:

J.P. Morgan Chase & Co. $255,235.

&lt/R&gt

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

&ltR&gt

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$313,317	$423,967	$$457,570
Advisory Fee Waiver	80,959	80,016	97,878
Advisory Fee Reimbursement	49,559	-	-
Brokerage Commissions	40,765	47,503	41,279
Administrative Fee	125,416	125,566	125,611
&lt/R&gt

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
&ltR&gt

Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	10 Years
Total Return
Before Taxes	N/A	(20.38)%	2.28%	(1.96)%
Yield	7.52%	N/A	N/A	N/A

&lt/R&gt

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

&ltR&gt

&lt/R&gt

Financial Information

The Financial Statements for the Fund for the fiscal year ended December 31, 2008 are incorporated herein by reference to the Annual Report to Shareholders of Federated Capital Income Fund II dated December 31, 2008.

Investment Ratings

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

FEDERATED CAPITAL INCOME FUND II
&ltR&gt

FEDERATED INVESTORS FUNDS

4000 ERICSSON DRIVE

WARRENDALE, PA 15086-7561

&lt/R&gt

Distributor

Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Investment Adviser

Federated Equity Management Company of Pennsylvania

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, MA 02110

Appendix

&ltR&gt

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
Wachovia Bank, National Association

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
K&L Gates
Reed Smith LLP

SERVICE PROVIDERS
Abel Noser Corp.
Aegon Institutional Markets
Ashland Partners & Company LLP
Astec Consulting Group, Inc.
Bank of America
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Citibank, NA
Computershare, Inc.
Eagle Investment Company
Edward Jones
FactSet
Fidelity
Financial Models Company LTD
Glass Lewis
Institutional Shareholder Services
J.P. Morgan Chase & Co.
Options Clearing Corp. (OCC)
RiskMetrics
StatPro Group Plc
SunGard
Vintage Filings
Wachovia Bank, National Association/Metropolitan West Securities LLC/MetWest Financials
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)

SECURITY PRICING SERVICES
FRI Corp.
FT Interactive Data
Interactive Data Corporation
Pricing Direct
Reuters LPC
Thomson Reuters

RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services

PERFORMANCE REPORTING/PUBLICATIONS
Aegon Institutional Markets
Emerging Market Funds Research, Inc
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
Morningstar Associates
MSCI Barra
NASDAQ
Vickers Stock Research

OTHER
Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group LLC

&lt/R&gt

Federated Equity Income Fund II

A Portfolio of Federated Insurance Series

STATEMENT OF ADDITIONAL INFORMATION

&ltR&gt

APRIL 30, 2009

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated Equity Income Fund II (Fund), dated April 30, 2009.

This SAI incorporates by reference the Fund’s Annual Report. Obtain the prospectus or the Annual Report without charge by calling 1-800-341-7400.

&lt/R&gt

CONTENTS

How is the Fund Organized?	2
Securities in Which the Fund Invests	2
Investment Risks	15
Investment Objective (and Policies) and Investment Limitations	19
What Do Shares Cost?	21
Mixed Funding and Shared Funding	24
How is the Fund Sold?	24
Purchases In-Kind	25
Subaccounting Services	25
Redemption in Kind	25
Massachusetts Partnership Law	25
Account and Share Information	26
Tax Information	26
Who Manages and Provides Services to the Fund?	27
How Does the Fund Measure Performance?	38
Financial Information	38
Investment Ratings	38
Addresses	42
Appendix	43

Federated Equity Income Fund II

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

G01298-02 (4/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

How is the Fund Organized?

The Fund is a diversified portfolio of Federated Insurance Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on September 15, 1993. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Fund’s investment adviser is Federated Equity Management Company of Pennsylvania (Adviser).

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Holders of preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments to common stockholders. Some preferred stocks also participate in dividends and distributions paid on common stock. The issuer may in certain circumstances redeem the preferred stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund may invest:

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities. A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher-ranking (senior) debt securities have a higher priority than lower-ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER
Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Municipal Securities

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities.

Mortgage-Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities, and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable-rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

&ltR&gt
COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)
CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities.  This creates different prepayment and interest rate risks for each CMO class.  The degree of increased or decreased prepayment risks depends upon the structure of the CMOs.  However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

&lt/R&gt

SEQUENTIAL CMOs
In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACs, TACs AND COMPANION CLASSES
More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes’ share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs AND POs
CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

FLOATERS AND INVERSE FLOATERS
Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z CLASSES AND RESIDUAL CLASSES
CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

&ltR&gt

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Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a “coupon payment”). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Loan Instruments

The Fund may invest in loans and loan-related instruments, which are generally interests in amounts owed by a corporate, governmental, or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments include, but are not limited to, interests in trade finance loan transactions, pre-export/import finance transactions, factoring, syndicated loan transactions and forfaiting transactions.

Trade finance refers generally to loans made to producers, sellers, importers and/or exporters in relation to commodities, goods, or services. Such loans typically have short- to medium-term maturities and will generally be self-liquidating (i.e., as the goods or commodities are sold, proceeds from payments for such goods or commodities are used to pay the principal on the loan prior to being distributed to the borrower). Types of trade finance related loans include, but are not limited to structured finance transactions, pre-export/import finance transactions, project financing and forfaiting transactions.

Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger. A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan assignment or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property, which is commonly referred to as collateral. The purpose of securing loans is to allow the lenders to exercise rights over the collateral if a loan is not repaid as required by the terms of the loan agreement. Collateral may include security interests in receivables, goods, commodities, or real property. With regard to trade finance loan transactions the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan).Interests in loan instruments may also be tranched or tiered with respect to collateral rights. Unsecured loans expose the lenders to increased credit risk.

The loan instruments in which the Fund may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets).

The Fund treats loan instruments as a type of fixed-income security. Investments in loan instruments may expose the Fund to interest rate risk, risks of investing in foreign securities, credit risk, liquidity risk, and leverage risk. (For purposes of the descriptions in this SAI of these various risks, references to “issuer,” include borrowers under loan instruments.) Many loan instruments incorporate risk mitigation, credit enhancement (e.g. standby letters of credit) and insurance products into their structures, in order to manage these risks. There is no guarantee that these risk management techniques will work as intended.

Loans and loan-related instruments are generally considered to be illiquid due to the length of time required to transfer an interest in a loan or a related instrument. Additionally, in the case of some loans, such as those related to trade finance, there is a limited secondary market. The liquidity of a particular loan will be determined by the Adviser under guidelines adopted by the Fund’s board.

LOAN ASSIGNMENTS
The Fund may purchase a loan assignment from the agent bank or other member of the lending syndicate. Investments in loans through an assignment may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

LOAN PARTICIPATIONS
The Fund may purchase a funded participation interest in a loan, by which the Fund has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution, or lending syndicate) that has a direct contractual relationship with a borrower. In loan participations, the Fund does not have a direct contractual relationship with the borrower.

The fund may also purchase a type of a participation interest, known as risk participation interest. In this case, the Fund will receive a fee in exchange for the promise to make a payment to a lender if a borrower fails to make a payment of principal, interest, or fees, as required by the loan agreement.

When purchasing loan participations, the Fund will be exposed to credit risk of the borrower and, in some cases, the intermediary offering the participation. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service or, if rated, may be below investment grade and expose the fund to the risks of noninvestment-grade securities.

CONVERTIBLE SECURITIES
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Convertible securities are convertible preferred stock or convertible bonds that the Fund has the option to exchange for equity securities of the issuer at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its securities.

Convertible preferred stock and convertible bonds pay or accrue interest or dividends at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a convertible bond must repay the principal amount of the bond, normally within a specified time. Convertible preferred stock and convertible bonds provide more income than equity securities.

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FOREIGN SECURITIES
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Foreign securities are securities of issuers based outside the United States. The foreign securities in which the Fund invests may include common stocks or other equity securities, convertible securities or fixed income securities. The Fund considers an issuer to be based outside the United States if:

•	It is organized under the laws of, or has a principal office located in, another country;

•	The principal trading market for its securities is in another country; or

•
It (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

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Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts, Global Depositary Receipts and International Depositary Receipts, are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Brady Bonds

Brady Bonds are U.S. dollar denominated debt obligations that foreign governments issue in exchange for commercial bank loans. The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. The principal amount of some Brady Bonds is collateralized by zero coupon U.S. Treasury securities which have the same maturity as the Brady Bonds. However, neither the U.S. government nor the IMF has guaranteed the repayment of any Brady Bond.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to value than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following types of derivative contracts, including combinations thereof:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments’ current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

CURRENCY FUTURES AND CURRENCY FORWARD CONTRACTS
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

•	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

•
Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

•	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

•
Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CAPS AND FLOORS
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

CURRENCY SWAPS
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of designated securities, commodities, currencies, indices, or other assets or instruments (each a, “Valuation Instrument”). Hybrid instruments can take on many forms including, but not limited to, the following three forms: First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Valuation Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Valuation Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Valuation Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Valuation Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

CREDIT LINKED NOTE
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”). The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit; or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

EQUITY LINKED NOTE
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”). Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Fund’s custodian deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. Those transactions may create leverage risks.

Asset Segregation

In accordance with SEC and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received under based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

INTER-FUND BORROWING AND LENDING ARRANGEMENTS

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds.  Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund.  Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program.  Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from “failed” trades, and (c) for other temporary purposes.  All inter-fund loans must be repaid in seven days or less.  The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests.  Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board.  The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

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INVESTING IN EXCHANGE TRADED FUNDS
The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

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INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES
The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.

Investment Risks

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in its prospectus. Additional risk factors are outlined below.

EQUITY SECURITIES INVESTMENT RISKS

Stock Market Risks

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Sector Risks

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Liquidity Risks

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Risks Related to Investing for Value

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in certain up markets.

Risks Related to Company Size

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Risks of Foreign Investing

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

Currency Risks

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

This may limit these countries’ ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.

Credit Risks

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

FIXED-INCOME SECURITIES INVESTMENT RISKS

Interest Rate Risks

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Credit Risks

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed-income securities receive credit ratings from services such as S&P and Moody’s Investor Services (Moody’s). These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Prepayment Risks

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage- backed securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage- backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Liquidity Risks

Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment-grade, have CMOs with complex terms or are not widely held.

These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Risks Associated with Noninvestment Grade Securities

Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

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Risks Related to the Economy

Low-grade corporate bond returns are sensitive to changes in the economy.  The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

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Risks of Investing in Emerging Market Countries

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Leverage Risks

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

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RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.  Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

RISKS ASSOCIATED WITH THE INVESTMENT ACTIVITIES OF OTHER ACCOUNTS
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities.  Related considerations are discussed elsewhere in this SAI under "Brokerage Transactions and Investment Allocation."

EXCHANGE-TRADED FUNDS RISKS
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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VARIABLE ASSET REGULATIONS
The Fund is also subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one-year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests of the same real property project and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

Investment Objective (and Policies) and Investment Limitations

The Fund’s fundamental investment objective is to provide above average income and capital appreciation. The investment objective may not be changed by the Fund’s Trustees without shareholder approval.

INVESTMENT LIMITATIONS

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940 Act).

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities," as defined by 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Commodities

As a matter of non-fundamental operating policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

In applying the Fund’s concentration restriction: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities.

To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.” Except with respect to borrowing money, if a percentage limitations is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

PORTFOLIO TURNOVER

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Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund’s investment objectives, without regard to the length of time a particular security may have been held. For the fiscal years ended December 31, 2008 and 2007, the portfolio turnover rates were 117% and 102%, respectively.

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What Do Shares Cost?

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A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities, and dividing the balance by the number of Shares outstanding. The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:

•
Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•	Other equity securities traded primarily in the U.S. are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Equity securities traded primarily through securities exchanges and regulated market systems outside the U.S. are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

•	Fixed-income securities and repurchase agreements acquired with remaining maturities of sixty-days or less are valued at their amortized cost as described below.

•
Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.

•
OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

•
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded, (2) information provided by dealers or investment analysts regarding the investment or the issuer, (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (4) publicly announced transactions (such as tender offers and mergers) involving the issuer, (5) comparisons to other investments or to financial indices that are correlated to the investment, (6) with respect to fixed-income investments, changes in market yields and spreads, (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension, and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

Mixed Funding and Shared Funding

The practice of using shares as investments for both variable annuity contracts and variable life insurance policies is called “mixed funding.” The practice of using shares as investments by separate accounts of unaffiliated life insurance companies is called “shared funding.”

The Fund does engage in mixed funding and shared funding. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the Trustees will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares.  The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan.  The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

The maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries.  In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser).  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources.  In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds.  These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

&ltR&gt

Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

&lt/R&gt

Subaccounting Services

&ltR&gt

Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

&lt/R&gt

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund’s Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS
&ltR&gt

The insurance company separate accounts, as shareholders of the Fund, will vote the Fund Shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account.

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares: Nationwide Insurance Company, Columbus, OH, owned approximately 216,584 Shares (11.25%); ING Life Insurance and Annuity Co., Windsor, CT, owned approximately 526,206 Shares (27.35%); and Union Security Insurance Company, Hartford, CT, owned approximately 992,738 Shares (51.60%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Union Security Insurance Company is organized in the state of Iowa and is a subsidiary of Assurance, Inc., organized in the state of Delaware.

ING Insurance Co. of America is organized in the state of Connecticut and is a subsidiary of ING Retirement Holdings, Inc., organized in the state of Connecticut.

&lt/R&gt

Tax Information

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

&ltR&gt

BOARD OF TRUSTEES
The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of April 2, 2009, the Fund’s Board and Officers as a group owned less than 1% of the Fund’s outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$102.72	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$112.98	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$102.72	$200,000

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$102.72	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$115.56	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$102.72	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA;  Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		$102.72	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$112.98	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$102.72	$200,000

OFFICERS**

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998
Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004
Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002
Principal Occupations:  Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004
Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009.  Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

**    Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

COMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas O’Neill John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting, and the quality, integrity and independent audit of the Fund’s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund‘s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund‘s internal audit function.
Seven

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund‘s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund‘s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this Statement of Additional Information. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Two

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in Federated Equity Income Fund II	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000

Independent Board Member Name
Thomas G. Bigley	None	Over $100,000
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	None	Over $100,000
James F. Will	None	$50,001 - $100,000

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INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Portfolio Manager Information

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The following information about the Fund’s Portfolio Manager is provided as of the end of the Fund’s most recently completed fiscal year.

Other Accounts Managed by David P. Gilmore	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	5 Funds/$945.679 million
Other Pooled Investment Vehicles	0
Other Accounts	0
*  None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

David P. Gilmore is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e., 90% Russell 1000 Value Index/10% Merrill Lynch 91 Day Treasury Bill Index) and  vs. the Fund's designated peer group of comparable accounts.  In addition, for certain accounts, performance is measured by comparing the account’s average one-year distribution yield, or taxable equivalent, for 1, 3 and 5 calendar year periods to those of designated peer group accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, David P. Gilmore is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Other Accounts Managed by John L. Nichol	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	5 Funds/$945.679 million
Other Pooled Investment Vehicles	0
Other Accounts	0
*  None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

John L. Nichol is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e., 90% Russell 1000 Value Index/10% Merrill Lynch 91 Day Treasury Bill Index) and  vs. the Fund's designated peer group of comparable accounts.  In addition, for certain accounts, performance is measured by comparing the account’s average one-year distribution yield, or taxable equivalent, for 1, 3 and 5 calendar year periods to those of designated peer group accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, John L. Nichol is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

&lt/R&gt

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website.  Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month.  The summary portfolio composition information may include identification of the Fund’s top ten holdings, and a percentage breakdown of the portfolio by sector and asset class.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website.  The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF.  Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund.  Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter.  This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund.  The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION

Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors.  Transactions may also be executed on a securities exchange or through an electronic communications network.  The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions.  As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price.  The Adviser continually monitors its trading results in an effort to improve execution. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer.  Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them.  Some fixed income securities may have only one primary market maker.  The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security.  The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers.  The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.  The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.  Investments for Federated Kaufmann Fund and other accounts managed by that fund’s portfolio managers in initial public offerings (“IPO”) are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts. Trading and allocation of investments, including IPOs, for accounts managed by Federated MDTA LLC are also made independently from the Fund.  Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser, also are generally made, and conducted, independently from the Fund.  It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

&ltR&gt

On December 31, 2008, the Fund owned securities of the following regular broker/dealers: Goldman Sachs Group, Inc, $904,000 and J.P. Morgan Chase & Co., $484,301.

&lt/R&gt

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

&ltR&gt

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$239,599	$$389,127	$$451,769
Advisory Fee Waiver	126,422	43,644	30,464
Advisory Fee Reimbursement	338	0	0
Brokerage Commissions	78,424	103,236	85,420
Administrative Fee	125,318	125,520	125,603
12b-1 Fee:	-	--	--
&lt/R&gt

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
&ltR&gt

Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	10 Years
Total Return
Before Taxes	N/A	(30.45)%	0.38%	(0.38)%
Yield	3.30%	N/A	N/A	N/A

&lt/R&gt

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

&ltR&gt

&lt/R&gt

Financial Information

&ltR&gt

The Financial Statements for the Fund for the fiscal year ended December 31, 2008 are incorporated herein by reference to the Annual Report to Shareholders of Federated Equity Income Fund II dated December 31, 2008.

&lt/R&gt

Investment Ratings

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

FEDERATED EQUITY INCOME FUND II

&ltR&gt

FEDERATED INVESTORS FUNDS

4000 ERICSSON DRIVE

WARRENDALE, PA 15086-7561

&lt/R&gt

Distributor

Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Investment Adviser

Federated Equity Management Company of Pennsylvania

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, MA 02110

Appendix

&ltR&gt

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
Citibank, N.A.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
K&L Gates
Reed Smith LLP

SERVICE PROVIDERS
Abel Noser Corp.
Aegon Institutional Markets
Ashland Partners & Company LLP
Astec Consulting Group, Inc.
Bank of America
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Citibank, NA
Computershare, Inc.
Eagle Investment Company
Edward Jones
FactSet
Fidelity
Financial Models Company LTD
Glass Lewis
Institutional Shareholder Services
J.P. Morgan Chase & Co.
Options Clearing Corp. (OCC)
RiskMetrics
StatPro Group Plc
SunGard
Vintage Filings
Wachovia Bank, National Association/Metropolitan West Securities LLC/MetWest Financials
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)

SECURITY PRICING SERVICES
FRI Corp.
FT Interactive Data
Interactive Data Corporation
Pricing Direct
Reuters LPC
Thomson Reuters

RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services

PERFORMANCE REPORTING/PUBLICATIONS
Aegon Institutional Markets
Emerging Market Funds Research, Inc
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
Morningstar Associates
MSCI Barra
NASDAQ
Vickers Stock Research

OTHER
Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group LLC

&lt/R&gt

Federated Fund for U.S. Government Securities II

A Portfolio of Federated Insurance Series

STATEMENT OF ADDITIONAL INFORMATION

&ltR&gt
APRIL 30, 2009

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated Fund for U.S. Government Securities II (Fund), dated April 30, 2009.

This SAI incorporates by reference the Fund’s Annual Report. Obtain the prospectus or the Annual Report without charge by calling 1-800-341-7400.

&lt/R&gt

CONTENTS

How is the Fund Organized?	2
Securities in Which the Fund Invests	4
Investment Risks	4
Investment Objective (and Policies) and Investment Limitations	12
What Do Shares Cost?	13
Mixed Funding and Shared Funding	16
How is the Fund Sold?	16
Purchases In-Kind	17
Subaccounting Services	17
Redemption in Kind	17
Massachusetts Partnership Law	17
Account and Share Information	18
Tax Information	18
Who Manages and Provides Services to the Fund?	18
How Does the Fund Measure Performance?	29
Financial Information	30
Investment Ratings	30
Addresses	34
Appendix	35

Federated Fund for U.S. Government Securities II

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

3113007B (4/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

How is the Fund Organized?

The Fund is a diversified portfolio of Federated Insurance Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on September 15, 1993. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Fund’s investment adviser is Federated Investment Management Company (Adviser).

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide current income. The investment objective may not be changed by the Fund’s Board of Trustees without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this SAI.

INVESTMENT STRATEGIES
The Fund is intended to provide returns consistent with investments in United States government securities and mortgage-backed securities. The Fund also intends to qualify as a permissible investment for variable annuity contracts and variable life insurance policies, and will limit its investments accordingly. The Fund’s overall strategy is therefore to invest in a portfolio consisting primarily of United States Treasury securities, United States government agency securities, investment-grade non-governmental mortgage-backed securities and related derivative contracts. The Fund determines whether securities are investment-grade based on credit ratings issued by one or more nationally recognized statistical rating organizations (NRSROs). A description of the various types of securities and derivative contracts in which the Fund invests, other investment techniques used by the Fund, and their risks, immediately follows this strategy section.

The Adviser evaluates the Fund’s investment strategy by comparing the performance of the Fund’s portfolio to a blended index comprised of an index composed of notes and bonds issued by the United States government and its agencies or instrumentalities and an index composed of mortgage-backed securities issued or guaranteed by United States government agencies or instrumentalities (the “Index”). The Adviser’s basic strategy seeks to construct a portfolio that will perform favorably when compared to the Index over the long-term. The Adviser tries to vary the portfolio’s performance from the Index by, among other things:

•	varying the portfolio’s effective duration as compared to the Index;

•	creating a portfolio of securities with a different mixture of effective durations as compared to the composition of the Index;

•	investing a larger percentage of the portfolio in certain types of securities[1] as compared to the composition of the Index, or investing in types of securities that are not included in the Index;

•	investing a larger percentage of the portfolio in securities with specific credit ratings as compared to the Index; and

•	investing a large percentage of the portfolio in a specific security as compared to the Index, or investing the portfolio in securities that are not included in the Index.

&ltR&gt

Under normal market conditions, the Adviser limits the extent to which it may vary the portfolio’s effective duration to within 20% of the effective duration of the Index. The Fund currently uses a blended index comprised of 67% Barclays Capital Mortgage-Backed Securities Index and 33% Barclays Capital Government Index as the Index.

&lt/R&gt

Effective duration provides a measure of the price sensitivity of a fixed-income security or portfolio of fixed-income securities to changes in interest rates. The Adviser calculates the effective duration of the portfolio using standard analytical models that quantify the expected changes in the value of the portfolio resulting from changes in the applicable yield curve.2 The Index may calculate its effective duration using different assumptions and models. The Adviser will rely on its calculations for purposes of complying with any limitations established with respect to the portfolio’s effective duration. Uncertainty as to the amount and timing of prepayments may make calculating the effective durations of mortgaged-backed and some asset-backed securities more difficult than some other types of fixed-income securities.

1    The Adviser may refer to types of securities (such as Treasury, agency, mortgage-backed or corporate-debt securities) as “sectors” of the fixed-income market.

2    In shareholder reports and other description of the Fund’s investment strategy and performance, the Adviser may refer to the relative interest rates of securities with longer and shorter durations within a sector as a “yield curve.”

The Adviser bases the investment strategy principally on its market outlook, which analyzes historical and expected changes in:

•	the overall level and volatility of interest rates;

•	the slope and shape of yield curves; and

•	the relative interest rates of different sectors.

The investment strategy will also reflect other factors (political developments or demographic trends, for example).

Teams of investment professionals formulate the Adviser’s market outlook and otherwise attempt to anticipate changes in market conditions. They base their analysis on a multiple factors, which may include:

•	current and expected U.S. economic growth;

•	current and expected changes in the rate of inflation;

•	the level of interest rates in other countries as compared to U.S. interest rates;

•	the Federal Reserve Board’s monetary policy; and

•	technical factors affecting the supply or demand for specific securities or types of securities.

There is no assurance that the Adviser’s efforts to forecast market conditions and interest rates, or to assess the impact of changes in interest rates and the yield curve, will be successful.

These teams also recommend how to structure the portfolio in response to the market outlook. In order to manage the risks taken by the Fund, these recommendations may set additional limits on the extent to which the portfolio’s duration and composition may vary from the Index. The Fund’s portfolio manager follows these recommendations in selecting securities for the portfolio. Decisions to purchase or sell particular securities or derivative contracts are based on a fundamental analysis of their sensitivity to changes in interest rates, interest rate volatility, the yield curve and inflation, among other factors. Characteristics that the Adviser may consider in analyzing mortgage-backed securities include the average interest rates of the underlying loans, the prior prepayment history, any ratings issued by NRSROs and any guarantee of the security or underlying loans by a GSE or company. This analysis relies on information from a variety of sources (such as government securities dealers, electronic data services and financial publications), and employs quantitative models and analytic tools provided by third parties or developed by the Adviser. The analysis also draws on the experience of the Adviser’s staff of investment analysts, portfolio managers and traders.

The portfolio manager uses this fundamental analysis to compare the potential returns from available securities with comparable durations, risks and other characteristics. For mortgage-backed securities, the decision to buy or sell also involves assessment of available securities relative to specific interest rate and prepayment risks, such as average life variability, price sensitivity to changes in market spread levels and price sensitivity to changes in the level of interest rate volatility. The Adviser assesses these risks by analyzing how the timing, amount and division of cash flows from the mortgages underlying a security might change in response to changing economic and market conditions. For securities other than treasury and agency securities, the assessment will also consider the security’s relative credit risk and ratings from one or more NRSROs. However, there is no assurance that a security or derivative contract will perform as expected or that the fundamental analysis will incorporate all relevant information.

In appropriate market conditions, the Fund may invest in derivative contracts to implement its investment strategy. For example, the Fund may buy a future or call option on United States Treasury securities in order to lengthen the effective duration of the portfolio as compared to the Index; alternatively, the Fund may sell a future or an option on United States Treasury securities in order to shorten the effective duration of the portfolio as compared to the Index. The Fund also may use futures or options on United States Treasury securities to increase or decrease the exposure to different points on the yield curve without affecting the effective duration of the portfolio to obtain premiums. As another example, the Fund may use total rate of return swaps to shorten or lengthen the effective duration of the Fund, increase or decrease the exposure of the Fund to different points on the yield curve or to obtain premiums. There is no assurance that the use of derivatives contracts will work as intended.

The Fund may also seek to increase its income by engaging in dollar-roll transactions and by lending its portfolio securities.

The Fund may invest in overnight repurchase agreements or money market funds in order to maintain sufficient cash to pay for daily net redemptions and portfolio transactions. In the event that the Fund does not have sufficient cash for these purposes, it could incur overdrafts, enter into reverse repurchase agreements or otherwise borrow money in accordance with its investment limitations. The Fund also reserves the right to redeem Shares in kind with portfolio securities. See PAYMENT METHOD FOR REDEMPTIONS—Redemptions In Kind. The Fund may also enter into repurchase agreements with longer terms (up to 12 months) if they offer higher returns than those expected from U.S. Treasury or agency securities having the same maturity.

Mortgage-backed pass-through certificates are typically offered or traded on a “to-be-announced” or other delayed delivery basis. Other U.S. government securities may also be offered on a delayed delivery basis. The Fund will enter into trades on this basis in order to participate in these offerings or trade these securities.

Because the Fund refers to U.S. government securities in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to invest, under normal circumstances, less than 80% of its assets in U.S. government investments.

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

&ltR&gt

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the principal amount of the security must be paid, normally within a specified time. Most fixed-income securities provide more regular income than equity securities. This income limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests:

&lt/R&gt

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

&ltR&gt

Mortgage-Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

The Fund may invest in both agency mortgage-backed securities and in mortgage-backed securities that are issued by a private entity. Securities issued by private entities must be rated investment grade by one or more nationally recognized statistical rating organizations (NRSROs). The ability to invest in securities issued by a private entity creates credit risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs.  However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

&lt/R&gt

SEQUENTIAL CMOS
In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACS, TACS AND COMPANION CLASSES
More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes’ share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOS AND POS
CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

FLOATERS AND INVERSE FLOATERS
Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as the London Interbank Offered Rate (LIBOR). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z CLASSES
CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive allpayments and prepayments.

NON-GOVERNMENTAL MORTGAGE-BACKED SECURITIES
Non-governmental mortgage-backed securities (including non- governmental CMOs) are issued by private entities, rather than by U.S. government agencies. The Fund may invest in non-governmental mortgage-backed securities that are rated BBB or higher by a nationally recognized statistical rating organization (NRSRO). The non- governmental mortgage-backed securities in which the Fund invests will be treated as mortgage related asset-backed securities. These securities involve credit risk and liquidity risk. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by the Fund with respect to such payments.

MORTGAGE RELATED ASSET-BACKED SECURITIES
Asset-backed securities are payable from pools of obligations other than mortgage-backed securities issued by U.S. government agencies. Most asset-backed securities involve consumer or commercial debts. The Fund will purchase only mortgage related asset-backed securities, examples of which include, but are not limited to, home equity loans and manufactured housing obligations. Asset-backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs. Also, asset-backed securities may be issued by a private entity and, although these securities must be rated investment grade, they present credit risks.

COMMERCIAL MORTGAGE-BACKED SECURITIES
Commercial mortgage-backed securities (CMBS) represent interests in mortgage loans on commercial real estate, such as loans for hotels, shopping centers, office buildings and apartment buildings. Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments. The Fund may invest in individual CMBS issues or, alternately, may gain exposure to the overall CMBS market by investing in a derivative contract, the performance of which is related to changes in the value of a domestic CMBS index. The risks associated with CMBS reflect the risks of investing in the commercial real estate securing the underlying mortgage loans and are therefore different from the risks of other types of MBS. Additionally, CMBS may expose the Fund to interest rate, liquidity and credit risks.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to security’s holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to value than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following types of derivative contracts, including combinations thereof:

FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).

INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments' current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

OPTION CONTRACTS
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

•	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

•
Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

•	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

•
Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

SWAP CONTRACTS
A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CAPS AND FLOORS
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

TO BE ANNOUNCED SECURITIES (TBAS)
As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

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DOLLAR ROLLS
Dollar rolls are transactions where the Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage-backed securities. Dollar rolls are subject to interest rate risks and counter-party credit risks.

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Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

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Securities lending activities are subject to interest rate risks and counter-party credit risks.

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ASSET SEGREGATION
In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies and managing its uninvested cash. These other investment companies are managed independently of the Fund and may incur additional expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivative contracts that cover a narrow range of circumstances; or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund’s Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; and (b) to meet commitments arising from “failed” trades. All inter-fund loans must be repaid in seven days or less. The Fund’s participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES

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The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment grade. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

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Investment Risks

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in its prospectus. Additional risk factors are outlined below.

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Credit Risks
Credit risk is the possibility that an issuer or, in the case of a mortgage-backed security, a borrower will default on a security by failing to pay interest or principal when due. If a default occurs, the Fund will lose money.

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RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.  Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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RISKS ASSOCIATED WITH THE INVESTMENT ACTIVITIES OF OTHER ACCOUNTS
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities.  Related considerations are discussed elsewhere in this SAI under "Brokerage Transactions and Investment Allocation."

VARIABLE ASSET REGULATIONS
The Fund is also subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one-year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests of the same real property project and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

Investment Objective (and Policies) and Investment Limitations

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide current income. The investment objective may not be changed by the Fund’s Board of Trustees without shareholder approval.

INVESTMENT LIMITATIONS

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940 Act).

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Concentration of Investments

In applying the Fund’s concentration restriction: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities.

To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Investing in Commodities

As a matter of non-fundamental operating policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.” Except with respect to borrowing money, if a percentage limitations is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

What Do Shares Cost?

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A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities, and dividing the balance by the number of Shares outstanding. The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:

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Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•	Other equity securities traded primarily in the U.S. are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Equity securities traded primarily through securities exchanges and regulated market systems outside the U.S. are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

•	Fixed-income securities and repurchase agreements acquired with remaining maturities of sixty-days or less are valued at their amortized cost as described below.

•
Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.

•
OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

•
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded, (2) information provided by dealers or investment analysts regarding the investment or the issuer, (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (4) publicly announced transactions (such as tender offers and mergers) involving the issuer, (5) comparisons to other investments or to financial indices that are correlated to the investment, (6) with respect to fixed-income investments, changes in market yields and spreads, (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension, and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

Mixed Funding and Shared Funding

The practice of using shares as investments for both variable annuity contracts and variable life insurance policies is called “mixed funding.” The practice of using shares as investments by separate accounts of unaffiliated life insurance companies is called “shared funding.”

The Fund does engage in mixed funding and shared funding. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the Trustees will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries.  In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser).  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources.  In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds.  These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

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Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

Subaccounting Services

Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

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Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund’s Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS
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The insurance company separate accounts, as shareholders of the Fund, will vote the Fund Shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account.

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust’s outstanding Shares.

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

Lincoln Benefit Life Company, Lincoln, NE, owned approximately 2,413,707 Shares (7.08%); Great-West Life &Annuity Insurance Company, Englewood Village, CO, owned approximately 2,709,537 Shares (7.95%); Great-West Life &Annuity Insurance Company, Greenwood Village, CO, owned approximately 2,875,295 Shares (8.44%); Phoenix Home Life Insurance Company, Greenbush, NY, owned approximately 4,427,082 Shares (13.00%); and Phoenix Home Life Variable Insurance Company, Greenbush, NY owned approximately 15,788,214 Shares (46.37%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Phoenix Home Life Variable Insurance Company is organized in the state of New York and is a subsidiary of PM Holdings, Inc.; organized in the state of Connecticut.

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Tax Information

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

Who Manages and Provides Services to the Fund?

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BOARD OF TRUSTEES
The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of April 2, 2009, the Fund’s Board and Officers as a group owned less than 1% of the Fund’s outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$336.02	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$369.63	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$336.02	$200,000

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$336.02	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$378.02	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$336.02	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA;  Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		$336.02	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$369.63	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$336.02	$200,000

OFFICERS**

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998
Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004
Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002
Principal Occupations:  Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004
Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009.  Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

**    Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

COMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas O’Neill John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting, and the quality, integrity and independent audit of the Fund’s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund‘s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund‘s internal audit function.
Seven

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund‘s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund‘s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this Statement of Additional Information. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Two

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in Federated Fund for U.S. Government Securities II	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000

Independent Board Member Name
Thomas G. Bigley	None	Over $100,000
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	None	Over $100,000
James F. Will	None	$50,001 - $100,000

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INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Portfolio Manager Information

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The following information about the Fund’s portfolio manager is provided as of the end of the fund's most recently completed fiscal year.

Types of Accounts Managed by Todd Abraham	Total Number of Additional Accounts Managed/ Total Assets*
Registered Investment Companies	8 Funds / $5,305.935 million
Other Pooled Investment Vehicles	0
Other Accounts	0
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none

Todd Abraham is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

Mr. Abraham’s IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's benchmark (i.e., Barclays Mortgage-Backed Securities Index), and vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Abraham is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In his role as co-head of the Government Bond team, Mr. Abraham has oversight responsibility for other portfolios that he does not personally manage.  A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks.  In addition, Mr. Abraham serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Todd Abraham was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

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Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website.  Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month.  The summary portfolio composition information may include identification of the Fund’s top ten holdings, and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website.  The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF.  Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund.  Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter.  This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund.  The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price.  Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer.  Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them.  Some fixed income securities may have only one primary market maker.  The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser, are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

&ltR&gt

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$2,434,911	$2,496,520	$2,379,678
Advisory Fee Waiver	0	0	61,742
Brokerage Commissions	0	0	0
Administrative Fee	308,758	317,058	302,219

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How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
&ltR&gt

Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	10 Years
Class Name:
Total Return
Before Taxes	N/A	4.28%	4.06%	4.86%
Yield	3.45%	N/A	N/A	N/A

&lt/R&gt

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.  Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

&ltR&gt

&lt/R&gt

Financial Information

&ltR&gt

The Financial Statements for the Fund for the fiscal year ended December 31, 2008 are incorporated herein by reference to the Annual Report to Shareholders of Federated Fund for U.S. Government Securities II dated December 31, 2008.

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Investment Ratings

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

&ltR&gt

FEDERATED INVESTORS FUNDS

4000 ERICSSON DRIVE

WARRENDALE, PA 15086-7561

&lt/R&gt

Distributor

Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Investment Adviser

Federated Investment Management Company

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, MA 02110

Appendix

&ltR&gt

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
Citibank, N.A.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
K&L Gates
Reed Smith LLP

SERVICE PROVIDERS
Aegon Institutional Markets
Astec Consulting Group, Inc.
Bank of America
Barclays Capital
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Chicago Mercantile Exchange
Citibank, NA
Eagle Investment Company
Edward Jones
FactSet
Financial Models Company LTD
Glass Lewis & Co.
Institutional Shareholder Services, Inc.
Investment Technology Group, Inc. (Plexus)
Lipper
Options Clearing Corp.
Risk Metrics
StatPro Group Plc
SunGard
Wachovia Bank, National Association/Metropolitan West Securities LLC
Wilshire Associates, Inc.

SECURITY PRICING SERVICES
FRI Corp.
FT Interactive Data
Investment Technology Group, Inc. (Plexus)
J J Kenny
JP Morgan Chase
Reuters
Thomson/ILX Systems

RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services

PERFORMANCE REPORTING/PUBLICATIONS
Aegon Institutional Markets
Emerging Market Funds Research, Inc
Evaluation Associates, LLC
Fidelity Strategic Advisers
Fitch, Inc.
iMoneyNet, Inc.
Moody’s Investors Service
Morningstar Associates
MSCI Barra
NASDAQ
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services
Thomson Financial Inc./Weisenberger
Vickers Stock Research

OTHER
Investment Company Institute
Whitney Capital Group
&lt/R&gt

Federated High Income Bond Fund II

A Portfolio of Federated Insurance Series

STATEMENT OF ADDITIONAL INFORMATION

&ltR&gt
APRIL 30, 2009

PRIMARY SHARES
SERVICE SHARES
This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for the Primary Shares and Service Shares of Federated High Income Bond Fund II (Fund), dated April 30, 2008.

This SAI incorporates by reference the Fund’s Annual Report. Obtain the prospectuses or the Annual Report without charge by calling 1-800-341-7400.

CONTENTS

How is the Fund Organized?	3
Securities in Which the Fund Invests	3
Investment Risks	13
Investment Objective and Investment Limitations	14
What Do Shares Cost?	16
Mixed Funding and Shared Funding	19
How is the Fund Sold?	19
Purchases In-Kind	19
Subaccounting Services	20
Redemption in Kind	20
Massachusetts Partnership Law	20
Account and Share Information	20
Tax Information	21
Who Manages and Provides Services to the Fund?	22
How Does the Fund Measure Performance?	31
Financial Information	36
Investment Ratings	36
Addresses	39
Appendix	41

Federated High Income Bond Fund II

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

3113009B (4/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

&lt/R&gt

How is the Fund Organized?

The Fund is a diversified portfolio of Federated Insurance Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on September 15, 1993. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (the “Board’) has established two classes of shares of the Fund, known as Primary Shares and Service Shares (Shares). This SAI relates to both classes of Shares. The Fund’s investment adviser is Federated Investment Management Company (Adviser).

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund may invest:

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset-backed securities have prepayment risks. Asset-backed securities are structured in many ways, including, but not limited to the following:

IOS AND POS
Asset-backed securities may be structured to allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

FLOATERS AND INVERSE FLOATERS
Another variant allocates interest payments between two classes of asset-backed securities. One class (Floaters) receives a share of interest payments based upon a market index such as the London Interbank Offered Rate (LIBOR). The other class (Inverse Floaters) receives any remaining interest payments from the underlying pools of obligations. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process know as coupon stripping. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Corporate-Debt Securities

Corporate-debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies (see the following description of “Loan Instruments”). The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Loan Instruments

The Fund may invest in loans and loan-related instruments, which are generally interests in amounts owed by a corporate, governmental, or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments include, but are not limited to, interests in trade finance loan transactions, pre-export/import finance transactions, factoring, syndicated loan transactions and forfaiting transactions.

Trade finance refers generally to loans made to producers, sellers, importers and/or exporters in relation to commodities, goods, or services. Such loans typically have short- to medium-term maturities and will generally be self-liquidating (i.e., as the goods or commodities are sold, proceeds from payments for such goods or commodities are used to pay the principal on the loan prior to being distributed to the borrower). Types of trade finance related loans include, but are not limited to structured finance transactions, pre-export/import finance transactions, project financing and forfaiting transactions.

Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger. A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan assignment or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property, which is commonly referred to as collateral. The purpose of securing loans is to allow the lenders to exercise rights over the collateral if a loan is not repaid as required by the terms of the loan agreement. Collateral may include security interests in receivables, goods, commodities, or real property. With regard to trade finance loan transactions the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan).Interests in loan instruments may also be tranched or tiered with respect to collateral rights. Unsecured loans expose the lenders to increased credit risk.

The loan instruments in which the Fund may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets).

The Fund treats loan instruments as a type of fixed-income security. Investments in loan instruments may expose the Fund to interest rate risk, risks of investing in foreign securities, credit risk, liquidity risk, risks of noninvestment-grade securities, risks of emerging markets, and leverage risk. (For purposes of the descriptions in this SAI of these various risks, references to “issuer,” include borrowers under loan instruments.) Many loan instruments incorporate risk mitigation, credit enhancement (e.g. standby letters of credit) and insurance products into their structures, in order to manage these risks. There is no guarantee that these risk management techniques will work as intended.

Loans and loan-related instruments are generally considered to be illiquid due to the length of time required to transfer an interest in a loan or a related instrument. Additionally, in the case of some loans, such as those related to trade finance, there is a limited secondary market. The liquidity of a particular loan will be determined by the Adviser under guidelines adopted by the Fund’s board.

LOAN ASSIGNMENTS
The Fund may purchase a loan assignment from the agent bank or other member of the lending syndicate. Investments in loans through an assignment may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

LOAN PARTICIPATIONS
The Fund may purchase a funded participation interest in a loan, by which the Fund has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution, or lending syndicate) that has a direct contractual relationship with a borrower. In loan participations, the Fund does not have a direct contractual relationship with the borrower.

The fund may also purchase a type of a participation interest, known as risk participation interest. In this case, the Fund will receive a fee in exchange for the promise to make a payment to a lender if a borrower fails to make a payment of principal, interest, or fees, as required by the loan agreement.

When purchasing loan participations, the Fund will be exposed to credit risk of the borrower and, in some cases, the intermediary offering the participation. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service or, if rated, may be below investment grade and expose the fund to the risks of noninvestment-grade securities.

Commercial Paper

Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security’s holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than nonconvertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as fixed income for purposes of its investment policies and limitations, because of their unique characteristics.

EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities may offer greater potential for appreciation than many other types of securities, because their value usually increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund may invest.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

&ltR&gt

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

	it is organized under the laws of, or has a principal office located in, another country;

	the principal trading market for its securities is in another country; or


it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign securities are primarily denominated in foreign currencies or in the U.S. dollar. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets may also be subject to liquidity risks.

&lt/R&gt

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in over-seas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

&ltR&gt

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to value than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to close-out than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

&lt/R&gt

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

Interest Rate Futures

An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

Index Futures

An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments’ current prices and a list of weights assigned to these Reference Instruments.

Security Futures

A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

Currency Futures and Currency Forward Contracts

A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and


Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and


Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

SWAP CONTRACTS
A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:

Interest Rate Swaps

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

Caps and Floors

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Total Return Swaps

A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

Credit Default Swaps

A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

Currency Swaps

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

A Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

CREDIT LINKED NOTE
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”). The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

EQUITY LINKED NOTE
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”). Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.

Asset Segregation

In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds.  Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund.  Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program.  Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from “failed” trades, and (c) for other temporary purposes.  All inter-fund loans must be repaid in seven days or less.  The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests.  Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board.  The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Investment Risks

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in its prospectus. Additional risk factors are outlined below.

FIXED-INCOME SECURITIES INVESTMENT RISKS

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Credit Risks

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

The high yield bonds in which the Fund invests have a higher default risk than investment-grade securities. Low grade bonds are almost always uncollateralized and subordinated to other debt that a firm has outstanding.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

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Risks of Foreign Investing

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions, which could adversely affect the liquidity of the Fund’s investments.

Since many loan instruments involve parties (for example, lenders, borrowers, and agent banks) located in multiple jurisdictions outside of the United States, there is a risk that a security interest in any related collateral may be unenforceable and obligations under the related loan agreements may not be binding.

Risks of Investing in Emerging Market Countries

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Interest Rate Risk

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

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Liquidity Risks

Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the instrument.

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Call Risks

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Risks Related to the Economy

The prices of high yield securities are affected by investor sentiment. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

Leverage Risk
Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, securities or other benchmark.

Risks Associated with Noninvestment-Grade Securities

Securities rated below investment grade, also known as junk bonds, generally entail greater credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices negatively, and their trading market may be more limited.

Currency Risks

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

EQUITY SECURITIES INVESTMENT RISKS

Stock Market Risk

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Liquidity Risks

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress if the trading market for OTC derivative contracts becomes restricted.

Currency Risks

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks of Foreign Investing

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions, which could adversely affect the liquidity of the Fund’s investments.

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RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.  Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

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RISKS ASSOCIATED WITH THE INVESTMENT ACTIVITIES OF OTHER ACCOUNTS
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities.  Related considerations are discussed elsewhere in this SAI under "Brokerage Transactions and Investment Allocation."

VARIABLE ASSET REGULATIONS
The Fund is also subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one-year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests of the same real property project and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

Investment Objective and Investment Limitations

The Fund’s fundamental investment objective is to seek high current income. The investment objective may not be changed by the Fund’s Board without shareholder approval.

INVESTMENT LIMITATIONS

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940 Act).

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the Investment Company Act of 1940. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Concentration

In applying the Fund’s concentration restriction: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities.

To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

As a matter of non-fundamental operating policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments”. Except with respect to borrowing money, if a percentage limitations is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

As a matter of non-fundamental investment policy, the Fund may invest in zero coupon securities. There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as PIK securities.

What Do Shares Cost?

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A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled. The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:

•
Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•	Other equity securities traded primarily in the U.S. are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Equity securities traded primarily through securities exchanges and regulated market systems outside the U.S. are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

•	Fixed-income securities and repurchase agreements acquired with remaining maturities of sixty-days or less are valued at their amortized cost as described below.

•
Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.

•
OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

•
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

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Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded, (2) information provided by dealers or investment analysts regarding the investment or the issuer, (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (4) publicly announced transactions (such as tender offers and mergers) involving the issuer, (5) comparisons to other investments or to financial indices that are correlated to the investment, (6) with respect to fixed-income investments, changes in market yields and spreads, (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension, and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

Mixed Funding and Shared Funding

The practice of using shares as investments for both variable annuity contracts and variable life insurance policies is called “mixed funding.” The practice of using shares as investments by separate accounts of unaffiliated life insurance companies is called “shared funding.”

The Fund does engage in mixed funding and shared funding. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the Trustees will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN (SERVICE SHARES)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares.  The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan.  The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses. In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries.  In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser).  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources.  In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds.  These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

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Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

Subaccounting Services

Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

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Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund’s Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

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VOTING RIGHTS
The insurance company separate accounts, as shareholders of the Fund, will vote the Fund Shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Primary Shares:

Jefferson National Life Insurance Company, Louisville, KY, owned approximately 1,339,697 Shares (5.29%); American National Group, Galveston, TX, owned approximately 1,530,065 Shares (6.04%); Federated Capital Income Fund II, Boston, MA, owned approximately 1,543,602 Shares (6.10%); Monumental Life Insurance Company, Cedar Rapids, IA , owned approximately 1,583,937 Shares (6.26%); Phoenix Home Life Insurance Company, E. Greenbush, NY, owned approximately 1,769,740 Shares (6.99%); Phoenix Home Life Variable Insurance Company, E. Greenbush, NY, owned approximately 2,481,574 Shares (9.80%); Lincoln Benefit Life Co., Lincoln, NE, owned approximately 2,751,066 Shares (10.87%), and GE Life & Annuity, Richmond, VA, owned approximately 4,030,462 Shares (15.93%).

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Service Shares:

Nationwide Insurance Company, Columbus, OH, owned approximately 606,628 Shares (5.41%); GE Financial Assurance Co. of NY, Richmond, VA, owned approximately 821,137 Shares (7.32%); Nationwide Insurance Company, Columbus, OH, owned approximately 1,205,446 Shares (10.75%); Security Benefit Life, Topeka, KS , owned approximately 3,127,766 Shares (27.89%), and GE Life & Annuity, Richmond, VA, owned approximately 5,145,315 Shares (45.89%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Security Benefit is organized in the state of Kansas.

GE Life & Annuity is organized in the state of Virginia and is a subsidiary of General Electric Capital Assurance Company organized in the state of Virginia.

Tax Information

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of April 2, 2009, the Fund’s Board and Officers as a group owned less than 1% of each Class of the Fund’s outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$250.07	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$275.08	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$250.07	$200,000

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$250.07	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$281.34	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$250.07	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank; Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).
		$250.07	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$275.08	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$250.07	$200,000

OFFICERS**

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998
Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004
Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002
Principal Occupations:  Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004
Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

**    Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

COMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas M. O’Neill John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting, and the quality, integrity and independent audit of the Fund’s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund‘s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund‘s internal audit function.
Seven

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund‘s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund‘s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this Statement of Additional Information. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Two

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in Federated High Income Bond Fund II	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000

Independent Board Member Name
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	None
John S. Walsh	None	Over $100,000
James F. Will	None	None

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Portfolio Manager Information

The following information about the Fund’s Portfolio Manager is provided as of the end of the Fund’s most recently completed fiscal year.

ADDITIONAL ACCOUNTS MANAGED BY PORTFOLIO MANAGER
Types of Accounts Managed by Mark Durbiano	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	8 Funds/$2,252.535 million
Other Pooled Investment Vehicles	3 Portfolios/$84.617 million
Other Accounts	1 Account/$30.956 million
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Mark Durbiano is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's benchmark (i.e., Barclays Capital U.S. Corporate High Yield 2% Issuer Constrained Index), and vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Fund.

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Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website.  Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

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PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month.  The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and percentage breakdowns of the portfolio by sector, asset class and credit quality.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website.  The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF.  Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund.  Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter.  This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund.  The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

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BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION

Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors.  Transactions may also be executed on a securities exchange or through an electronic communications network.  The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions.  As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price.  The Adviser continually monitors its trading results in an effort to improve execution.  Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer.  Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them.  Some fixed income securities may have only one primary market maker.  The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security.  The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers.  The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.  The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.  Investments for Federated Kaufmann Fund and other accounts managed by that fund’s portfolio managers in initial public offerings (“IPO”) are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts. Trading and allocation of investments, including IPOs, for accounts managed by Federated MDTA LLC are also made independently from the Fund.  Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser, also are generally made, and conducted, independently from the Fund.  It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

&ltR&gt

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal year ended, December 31, 2008, the Fund’s Adviser directed brokerage transactions to certain brokers in connection with the Adviser’s receipt of research services. The total amount of these transactions was $29,068 for which the Fund paid $623 in brokerage commissions.

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ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

&ltR&gt

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$1,419,784	$1,909,023	$1,954,940
Brokerage Commissions	$623	--	--
Administrative Fee	$180,076	$242,446	$248,278
12b-1 Fee:
Service Shares	$185,413	--	--

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

&lt/R&gt

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

&ltR&gt

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns are given for the one-year, five-year and ten-year or Start of Performance periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	10 Years
Primary Shares:
Total Return
Before Taxes	N/A	(25.99)%	(0.78)%	1.18%
Yield	13.92%	N/A	N/A	N/A

	30-Day Period	1 Year	5 Years	Start of Performance on 4/28/2000
Service Shares:
Total Return
Before Taxes	N/A	(26.09)%	(1.02)%	1.28%
Yield	13.66%	N/A	N/A	N/A

&lt/R&gt

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.  Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Financial Information

The Financial Statements for the Fund for the fiscal year ended December 31, 2008 are incorporated herein by reference to the Annual Report to Shareholders of Federated High Income Bond Fund II dated December 31, 2008.

Investment Ratings

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

&ltR&gt

Addresses

FEDERATED HIGH INCOME BOND FUND II
PRIMARY SHARES
SERVICE SHARES

FEDERATED INVESTORS FUNDS

4000 ERICSSON DRIVE

WARRENDALE, PA 15086-7561

Distributor

Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Investment Adviser

Federated Investment Management Company

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, MA 02110

Appendix

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
K&L Gates
Reed Smith LLP

SERVICE PROVIDERS
Abel Noser Corp.
Aegon Institutional Markets
Ashland Partners & Company LLP
Astec Consulting Group, Inc.
Bank of America
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Citibank, NA
Computershare, Inc.
Eagle Investment Company
Edward Jones
FactSet
Fidelity
Financial Models Company LTD
Glass Lewis
Institutional Shareholder Services
J.P. Morgan Chase & Co.
Options Clearing Corp. (OCC)
RiskMetrics
StatPro Group Plc
SunGard
Vintage Filings
Wachovia Bank, National Association/Metropolitan West Securities LLC/MetWest Financials
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)

SECURITY PRICING SERVICES
FRI Corp.
FT Interactive Data
Interactive Data Corporation
Pricing Direct
Reuters LPC
Thomson Reuters

RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services

PERFORMANCE REPORTING/PUBLICATIONS
Aegon Institutional Markets
Emerging Market Funds Research, Inc
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
Morningstar Associates
MSCI Barra
NASDAQ
Vickers Stock Research

OTHER
Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group LLC

&lt/R&gt

Federated International Equity Fund II

A Portfolio of Federated Insurance Series

STATEMENT OF ADDITIONAL INFORMATION

&ltR&gt APRIL 30, 2009 &lt/R&gt

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated International Equity Fund II (Fund), dated April 30, 2009.

This SAI incorporates by reference the Fund’s Annual Report. Obtain the prospectus or the Annual Report without charge by calling 1-800-341-7400.

CONTENTS

How is the Fund Organized?	3
Securities in Which the Fund Invests	3
Investment Risks	4
Investment Objective [(and Policies)] and Investment Limitations	5
What Do Shares Cost?	9
Mixed Funding and Shared Funding	13
How is the Fund Sold?	13
&ltR&gt Purchases In-Kind	14 &lt/R&gt
Subaccounting Services	15
Redemption in Kind	15
Massachusetts Partnership Law	15
Account and Share Information	15
Tax Information	16
Who Manages and Provides Services to the Fund?	17
How Does the Fund Measure Performance?	30
Financial Information	31
Investment Ratings	31
Addresses	39
Appendix

Federated International Equity Fund II
Federated Investors Funds
&ltR&gt
4000 Ericsson Drive
Warrendale, PA 15086-7561
&lt/R&gt
Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

G01078-02 (4/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

How is the Fund Organized?

The Fund is a diversified portfolio of Federated Insurance Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on September 15, 1993. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Fund’s investment adviser is Federated Global Investment Management Corp. (Adviser).

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities, in addition to those described in the prospectus, for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities may offer greater potential for appreciation than many other types of securities, because their value usually increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests:

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests:

Treasury Securities

&ltR&gt Treasury securities are direct obligations of the government of a foreign country. Treasury securities are generally regarded as having the lowest credit risks. &lt/R&gt

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer’s debt security may also vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper

Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Convertible Securities

Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Brady Bonds

Brady Bonds are U.S. dollar denominated debt obligations that foreign governments issue in exchange for commercial bank loans. The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. The principal amount of some Brady Bonds is collateralized by zero coupon U.S. Treasury securities which have the same maturity as the Brady Bonds. However, neither the U.S. government nor the IMF has guaranteed the repayment of any Brady Bond.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to value than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following types of derivative contracts, including combinations thereof:

FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments’ current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

CURRENCY FUTURES AND CURRENCY FORWARD CONTRACTS
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

OPTION CONTRACTS
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

•	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

•
Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

•	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

•
Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

SWAP CONTRACTS
A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:

Interest Rate Swaps

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

Caps and Floors

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Total Return Swaps

A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

Credit Default Swaps

A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

Currency Swaps

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery securities, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, when issued transactions create market risks for the Fund. When issued transactions also involve credit risks in the event of a counterparty default.

Securities Lending

The Fund may lend securities from its portfolio to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to market risks and credit risks.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

CREDIT LINKED NOTE
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”). The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit; or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

EQUITY LINKED NOTE
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”). Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.

ASSET SEGREGATION
In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds.  Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund.  Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program.  Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from “failed” trades, and (c) for other temporary purposes.  All inter-fund loans must be repaid in seven days or less.  The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests.  Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board.  The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

INVESTING IN EXCHANGE TRADED FUNDS
The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES
The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.

If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

Investment Risks

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in its prospectus. Additional risk factors are outlined below.

Currency Risks

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Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

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Risks of Foreign Investing

&ltR&gt
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the
United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.
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&ltR&gt Risks of Investing in Emerging Market Countries &lt/R&gt

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices can be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Interest Rate Risks

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Credit Risks

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

&ltR&gt

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security, or other appropriate benchmark ,with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

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Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Prepayment Risks

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Liquidity Risks

Trading opportunities are more limited for equity securities issued by companies located in emerging markets. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading may also lead to greater price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

Leverage Risks

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

Risks Associated with Noninvestment-Grade Securities

Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
&ltR&gt

The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

&lt/R&gt

First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.

&ltR&gt

Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period.

&lt/R&gt

Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as stock market, credit, currency, liquidity and leverage risks.

RISKS ASSOCIATED WITH THE INVESTMENT ACTIVITIES OF OTHER ACCOUNTS
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities.  Related considerations are discussed elsewhere in this SAI under "Brokerage Transactions and Investment Allocation."

VARIABLE ASSET REGULATIONS
The Fund is also subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one-year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests of the same real property project and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

Investment Objective (and Policies) and Investment Limitations

The investment objective of the Fund is to obtain a total return on its assets. The investment objective may not be changed by the Fund’s Board without shareholder approval.

INVESTMENT LIMITATIONS

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940 Act).

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities," as defined by 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Investing in Commodities

As a matter of non-fundamental operating policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Purchases on Margin

The Fund will not purchase any securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

In applying the concentration restriction: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities.

To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. Foreign securities will not be excluded from industry concentration limits. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.” Except with respect to borrowing money, if a percentage limitations is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

PORTFOLIO TURNOVER
The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund’s investment objective. Portfolio securities will be sold when the Adviser believes it is appropriate, regardless of how long those securities have been held. For the fiscal years ended December 31, 2008 and 2007, the portfolio turnover rates were 212% and 125%, respectively.

&ltR&gt

The increase in the Fund's portfolio turnover rate in the most recently completed fiscal year was primarily a result of market volatility during the period.

&lt/R&gt

What Do Shares Cost?

A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities, and dividing the balance by the number of Shares outstanding. The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:

•
Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•	Other equity securities traded primarily in the U.S. are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Equity securities traded primarily through securities exchanges and regulated market systems outside the U.S. are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

•	Fixed-income securities and repurchase agreements acquired with remaining maturities of sixty-days or less are valued at their amortized cost as described below.

•
&ltR&gt Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants. &lt/R&gt

•
OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

•
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded, (2) information provided by dealers or investment analysts regarding the investment or the issuer, (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (4) publicly announced transactions (such as tender offers and mergers) involving the issuer, (5) comparisons to other investments or to financial indices that are correlated to the investment, (6) with respect to fixed-income investments, changes in market yields and spreads, (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension, and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

Mixed Funding and Shared Funding

The practice of using shares as investments for both variable annuity contracts and variable life insurance policies is called “mixed funding.” The practice of using shares as investments by separate accounts of unaffiliated life insurance companies is called “shared funding.”

The Fund does engage in mixed funding and shared funding. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the Trustees will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries.  In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser).  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources.  In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds.  These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

&ltR&gtPurchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

&lt/R&gt

Subaccounting Services

&ltR&gt

Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed. &lt/R&gt

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund’s Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS
The insurance company separate accounts, as shareholders of the Fund, will vote the Fund Shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account.

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares.

&ltR&gt

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:  ING Life Insurance and Annuity Co., Windsor, CT, owned approximately 351,924 Shares (29.57%); Union Security Insurance Company, Harford, CT, owned approximately 279,303 Shares (23.46%); Jefferson National Life Insurance Company, Louisville, KY, owned approximately 226,888 Shares (19.06%); Symetra Life Insurance Co., Bellevue, WA, owned approximately 142,603 Shares (11.98%) Great West Life and Annuity, Englewood, CO, owned approximately 88,874 Shares (7.46%) and Great West Life and Annuity Ins. Co., FBO Schwab Annuities, Englewood, CO, owned approximately 61,429 Shares (5.16%).

&lt/R&gt

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

&ltR&gt

ING Insurance Co. is organized in the state of Connecticut and is a subsidiary of ING Retirement Holdings, Inc. organized in the state of Connecticut.

&lt/R&gt

Tax Information

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.

&ltR&gt

The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios).

&lt/R&gt

Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of April 2, 2009, the Fund’s Board and Officers as a group owned less than 1% of the Fund’s outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

&ltR&gt

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$102.72	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$112.98	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$102.72	$200,000

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$102.72	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$115.56	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$102.72	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.
		$102.72	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$112.98	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$102.72	$200,000

&lt/R&gt

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998
Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004
Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002
Principal Occupations:  Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004
&ltR&gt
Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager.  Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.
&lt/R&gt

**    Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

&ltR&gtCOMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr Thomas M. O’Neill. John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting, and the quality, integrity and independent audit of the Fund’s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund‘s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund‘s internal audit function.
Seven

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund‘s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund‘s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this Statement of Additional Information. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Two

&lt/R&gt

&ltR&gtBOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in Federated International Equity Fund II	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000

Independent Board Member Name
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	None	Over $100,000
James F. Will	None	None

&lt/R&gt

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Portfolio Manager Information

The following information about the Fund’s Portfolio Manager is provided as of the end of the Fund’s most recently completed fiscal year.

&ltR&gt

Types of Accounts Managed by Richard Winkowski	Additional Accounts Managed/ Total Assets	Additional Accounts Managed include these accounts/ Total Assets that are Subject to Performance Fees
Registered Investment Companies	1 Fund / $120.508 million	0
Other Pooled Investment Vehicles	1 Portfolio/$18.438 million	0
Other Accounts	1 Account/$38.283 million	1 Account/$38.283 million
Dollar value range of shares owned in the Fund: none

Richard Winkowski is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e., Morgan Stanley Capital International Europe, Australasia and Far East Growth Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Richard Winkowski is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

&lt/R&gt

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website.  Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month.  The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and percentage breakdowns of the portfolio by sector and geographic region.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website.  The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF.  Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund.  Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter.  This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund.  The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION

Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors.  Transactions may also be executed on a securities exchange or through an electronic communications network.  The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions.  As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price.  The Adviser continually monitors its trading results in an effort to improve execution. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer.  Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them.  Some fixed income securities may have only one primary market maker.  The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security. The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers.  The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.  The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.  Investments for Federated Kaufmann Fund and other accounts managed by that fund’s portfolio managers in initial public offerings (“IPO”) are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts. Trading and allocation of investments, including IPOs, for accounts managed by Federated MDTA LLC are also made independently from the Fund.  Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser, also are generally made, and conducted, independently from the Fund.  It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

&ltR&gt

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$456,424	$754,365	$652,968
Advisory Fee Waiver	$81,334	$--	$--
Advisory Fee Reimbursement	$--	$--	$--
Brokerage Commissions	$363,765	$355,994	$173,144
Administrative Fee	$125,455	$125,756	$125,654
&lt/R&gt

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
&ltR&gt

Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	10 Years
Total Return
Before Taxes	N/A	(45.72)%	(2.53)%	(1.00)%
Yield	--	N/A	N/A	N/A

&lt/R&gt

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.  Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Financial Information

&ltR&gt The Financial Statements for the Fund for the fiscal year ended December 31, 2008 are incorporated herein by reference to the Annual Report to Shareholders of Federated International Equity Fund II dated December 31, 2008. &lt/R&gt

Investment Ratings

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

FEDERATED INTERNATIONAL EQUITY FUND II

&ltR&gt

 FEDERATED INVESTORS FUNDS

4000 ERICSSON DRIVE

WARRENDALE, PA 15086-7561

&lt/R&gt

Distributor

Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Investment Adviser

&ltR&gt

Federated Global Investment Management Corp.

450 Lexington Avenue, Suite 3700

New York, NY 10017-3943

&lt/R&gt

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, MA 02110

Appendix

&ltR&gt

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

&lt/R&gt

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
Wachovia Bank, National Association

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
&ltR&gt K&L Gates  &lt/R&gt
Reed Smith LLP

SERVICE PROVIDERS
&ltR&gt
Abel Noser Corp.
Aegon Institutional Markets
Ashland Partners & Company LLP
Astec Consulting Group, Inc.
Bank of America
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Citibank, NA
Computershare, Inc.
Eagle Investment Company
Edward Jones
FactSet
Fidelity
Financial Models Company LTD
Glass Lewis
Institutional Shareholder Services
J.P. Morgan Chase & Co.
Options Clearing Corp. (OCC)
RiskMetrics
StatPro Group Plc
SunGard
Vintage Filings
Wachovia Bank, National Association/Metropolitan West Securities LLC/MetWest Financials
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)
&lt/R&gt

SECURITY PRICING SERVICES
&ltR&gt
FRI Corp.
FT Interactive Data
Interactive Data Corporation
Pricing Direct
Reuters LPC
Thomson Reuters
&lt/R&gt

RATINGS AGENCIES
&ltR&gt
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services
&lt/R&gt

PERFORMANCE REPORTING/PUBLICATIONS
&ltR&gt
Aegon Institutional Markets
Emerging Market Funds Research, Inc
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
Morningstar Associates
MSCI Barra
NASDAQ
Vickers Stock Research
&lt/R&gt

OTHER
&ltR&gt
Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group LLC

&lt/R&gt

<r>

Federated Kaufmann Fund II

A Portfolio of Federated Insurance Series

STATEMENT OF ADDITIONAL INFORMATION

APRIL 30, 2009

PRIMARY SHARES
SERVICE SHARES
This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for Federated Kaufmann Fund II (Fund), dated April 30, 2009.

This SAI incorporates by reference the Fund’s Annual Report. Obtain the prospectuses or the Annual Report without charge by calling 1-800-341-7400.

CONTENTS

How is the Fund Organized?	3
Securities in Which the Fund Invests	3
Investment Risks	12
Investment Objective and Investment Limitations	13
What Do Shares Cost?	15
Mixed Funding and Shared Funding	18
How is the Fund Sold?	18
Purchases In-Kind	19
Subaccounting Services	19
Redemption in Kind	20
Massachusetts Partnership Law	20
Account and Share Information	20
Tax Information	21
Who Manages and Provides Services to the Fund?	21
How Does the Fund Measure Performance?	37
Financial Information	38
Investment Ratings	39
Addresses	43
Appendix	44

Federated Kaufmann Fund II

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

0000000 (4/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

&lt/R&gt

How is the Fund Organized?

The Fund is a diversified portfolio of Federated Insurance Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on September 15, 1993. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (the “Board’) has established two classes of shares of the Fund, known as Primary Shares and Service Shares (Shares). This SAI relates to both classes of Shares. The Fund’s investment adviser is Federated Equity Management Company of Pennsylvania (Adviser).

&ltR&gt

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund may invest.

Common Stocks
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Interests in Other Limited Liability Companies
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Real Estate Investment Trust (REITs)
REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants
Up to 5% of the Fund’s assets may be invested in warrants. Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations because of their unique characteristics.

FIXED-INCOME SECURITIES

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The Fund also may invest in the following types of fixed-income securities.

Treasury Securities
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks. The Fund may receive Treasury securities as collateral on portfolio securities loans and may invest in Treasury securities on a short-term basis.

Agency Securities
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate-Debt Securities
Corporate-debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper
Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Bank Instruments
Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

▪	it is organized under the laws of, or has a principal office located in, another country;

▪	the principal trading market for its securities is in another country; or

▪
it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts
Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts
In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to value than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following types of derivative contracts, including combinations thereof:

Futures Contracts
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures) , as well as currency futures and currency forward contracts.

INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments’ current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

CURRENCY FUTURES AND CURRENCY FORWARD CONTRACTS
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

Option Contracts
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and


Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and


Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

Swap Contracts
A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CAPS AND FLOORS
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

CURRENCY SWAPS
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of designated securities, commodities, currencies, indices, or other assets or instruments (each a, “Valuation Instrument”). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Valuation Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Valuation Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Valuation Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Valuation Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

CREDIT LINKED NOTE
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”).  The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit or (ii) the market value of the Reference Credit, if a Credit Event has occurred.  Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

EQUITY LINKED NOTE
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”).  Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.

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SPECIAL TRANSACTIONS

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds.  Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund.  Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program.  Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from “failed” trades, and (c) for other temporary purposes.  All inter-fund loans must be repaid in seven days or less.  The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests.  Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board.  The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Fund’s custodian deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions may create leverage risks.

Asset Segregation

In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities for which there is no readily available market or securities with legal or contractual restrictions. These may include private placements, repurchase agreements that the Fund cannot dispose of within seven days, and securities eligible for resale under Rule 144A of the Securities Act of 1933 (1933 Act). Rule 144A allows certain qualified institutional investors to trade privately placed securities despite the fact that such securities are not registered under the 1933 Act. In deciding whether to purchase such securities, the Fund, acting pursuant to guidelines approved by the Board, will consider the frequency of such trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, the nature of the securities and the marketplace trades.

Borrowing for Leverage

The Fund may borrow from banks for temporary or emergency purposes, clearing transactions or for other investment purposes. Borrowing to purchase securities is a speculative practice known as leveraging, which increases stock market risk by magnifying the effect of any change in the market value of the Fund’s portfolio. Interest paid on any borrowed funds may have the effect of lowering the Fund’s return. In addition, the Fund may have to sell the securities when it would normally keep them in order to make interest payments.

Short Sales

The Fund may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock market. A short sale means selling a security the Fund does not own to take advantage of an anticipated decline in the stock’s price. Once the Fund sells the security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. In no event will the Fund engage in short sales transactions if it would cause the market value of all of the Fund’s securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the Fund is limited to the lesser of 2% of the value of the Fund’s net assets or 2% of the securities of any class of the issuer. The Fund may also “sell short against the box,” i.e., the Fund owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatility.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

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Investment Risks

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in its prospectus. Additional risk factors are outlined below.

Stock Market Risks

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Liquidity Risks

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Risks of Foreign Investing

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

Emerging Market Risks

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices can be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Currency Risks

Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

The Adviser attempts to limit currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Leverage Risks

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in value of such an investment magnify the Fund’s risk of loss and potential for gain.

Credit Risks

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Interest Rate Risks

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Risks of Investing in Derivative Contracts and Hybrid Instruments
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.  Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

Risks Associated with the Investment Activities of Other Accounts
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities.  Related considerations are discussed elsewhere in this SAI under "Brokerage Transactions and Investment Allocation."

VARIABLE ASSET REGULATIONS
The Fund is also subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one-year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests of the same real property project and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

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Investment Objective and Investment Limitations

The Fund’s fundamental investment objective is capital appreciation. The investment objective may not be changed by the Fund’s Trustees without shareholder approval.

INVESTMENT LIMITATIONS

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Ac of 1940 (1940 Act), any rule or order thereunder, or any SEC staff interpretation thereof.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Investing in Other Investment Companies

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund’s Adviser.

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund’s uninvested cash.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Concentration

In applying the concentration restriction: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities.

To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitations so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.” Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

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What Do Shares Cost?

A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled. The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:

•
Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•	Other equity securities traded primarily in the U.S. are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Equity securities traded primarily through securities exchanges and regulated market systems outside the U.S. are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

•	Fixed-income securities and repurchase agreements acquired with remaining maturities of sixty-days or less are valued at their amortized cost as described below.

•
Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.

•
OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

•
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded, (2) information provided by dealers or investment analysts regarding the investment or the issuer, (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (4) publicly announced transactions (such as tender offers and mergers) involving the issuer, (5) comparisons to other investments or to financial indices that are correlated to the investment, (6) with respect to fixed-income investments, changes in market yields and spreads, (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension, and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

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Mixed Funding and Shared Funding

The practice of using shares as investments for both variable annuity contracts and variable life insurance policies is called “mixed funding.” The practice of using shares as investments by separate accounts of unaffiliated life insurance companies is called “shared funding.”

The Fund does engage in mixed funding and shared funding. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the Trustees will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN (PRIMARY SHARES AND SERVICE SHARES)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares.  The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan.  The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.  In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries.  In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser).  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources.  In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds.  These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

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Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

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Subaccounting Services

Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund’s Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

&ltR&gt

Account and Share Information

VOTING RIGHTS
The insurance company separate accounts, as shareholders of the Fund, will vote the Fund Shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account.

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Primary Shares:  Nationwide Insurance Company, Columbus, OH, owned approximately 197,425 Shares (5.19%); Transamerica Life Insurance Co, Cedar Rapids, IA, owned approximately 229,942 Shares (6.04%); MLPF&S, Jacksonville, FL, owned approximately 2,939,099 Shares (77.27%).

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Service Shares:  Transamerica Life Insurance Company, Cedar Rapids, IA, owned approximately 499,639 Shares (7.62%); GE Financial Assurance Co of NY, Richmond, VA, owned approximately 511,223 Shares (7.79%); Ohio National Life Insurance Co, Cincinnati, OH 579,270 Shares (8.83%); GE Life & Annuity, Richmond, VA, owned approximately 4,878,331 Shares (74.40%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Merrill Lynch Pierce Fenner & Smith (MLPF&S) is organized in the state of Delaware and is a subsidiary of Merrill Lynch & Co., Inc. organized in the state of Delaware.

GE Life & Annuity is organized in the state of Virginia and is a subsidiary of General Electric Capital Assurance Company organized in the state of Virginia.

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Tax Information

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

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Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of April 2, 2009, the Fund’s Board and Officers as a group owned approximately less than 1% of each Class of the Fund’s outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$156.32	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$171.95	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$156.32	$200,000

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$156.32	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$175.86	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$156.32	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		$156.32	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$171.95	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$156.32	$200,000

OFFICERS**

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998
Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004
Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002
Principal Occupations:  Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004
Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

**    Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

COMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas M. O’Neill John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting, and the quality, integrity and independent audit of the Fund’s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund‘s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund‘s internal audit function.
Seven

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund‘s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund‘s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this Statement of Additional Information. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Two

&lt/R&gt

&ltR&gt

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in Federated Kaufmann Fund II	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000

Independent Board Member Name
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	None	Over $100,000
James F. Will	None	$50,001 - $100,000

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INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

&ltR&gt

Portfolio Manager Information

The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Lawrence Auriana	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	4 Funds/$7,075.982 million
Other Pooled Investment Vehicles	1 Portfolio/$1.564 million
Other Accounts	0

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Lawrence Auriana is paid a fixed base salary and various annual incentives.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentives include certain guaranteed amounts, plus variable amounts based on achievement of certain product-specific revenue targets, plus a variable amount that is determined based on multiple performance criteria using a Balanced Scorecard methodology.  There are three weighted performance categories in the Balanced Scorecard.  Investment Product Performance (IPP) is the predominant factor.  Of lesser importance are: Client Satisfaction and Service, and Leadership.  The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine this annual incentive payment.

IPP is calculated based on another account managed by the portfolio manager.  IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Auriana is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  IPP is calculated with an equal weighting of each account managed by the portfolio manager.   Discretion may be applied to modify the above based on extenuating circumstances.

Leadership is assessed by the Chief Investment Officer in charge of the portfolio manager’s group.

Client Satisfaction and Service is assessed by Federated’s senior management based on the quality, amount and effectiveness of client support, with input from sales management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

  Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Hans Utsch	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	4 Funds/$7,075.982 million
Other Pooled Investment Vehicles	1 Portfolio/$1.564 million
Other Accounts	0

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Hans Utsch is paid a fixed base salary and various annual incentives.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentives include certain guaranteed amounts, plus variable amounts based on achievement of certain product-specific revenue targets, plus a variable amount that is determined based on multiple performance criteria using a Balanced Scorecard methodology.  There are three weighted performance categories in the Balanced Scorecard.  IPP is the predominant factor.  Of lesser importance are: Client Satisfaction and Service, and Leadership.  The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine this annual incentive payment.

IPP is calculated based on another account managed by the portfolio manager.  IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Utsch is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  IPP is calculated with an equal weighting of each account managed by the portfolio manager.  Discretion may be applied to modify the above based on extenuating circumstances.

Leadership is assessed by the Chief Investment Officer in charge of the portfolio manager’s group.

Client Satisfaction and Service is assessed by Federated’s senior management based on the quality, amount and effectiveness of client support, with input from sales management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Jonathan Art	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	1 Fund/$6,052.850 million
Other Pooled Investment Vehicles	1 Portfolio/$1.564 million
Other Accounts	0

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Jonathan Art is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated.  There are three weighted performance categories in the Balanced Scorecard.  IPP is the predominant factor.   Of lesser importance are: Financial Success and Leadership/Teamwork/Communication.  The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is calculated based on another account managed by the portfolio manager.  IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Art is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Additionally, Mr. Art provides research and analytical support for other accounts.  IPP is calculated with an equal weighting of each account he manages or for which he provides research and analytical support.  Discretion may be applied to modify the above based on extenuating circumstances.

Financial success is assessed by the revenue growth for the accounts managed or supported and is predicated on the trailing 5 year IPP vs. peer group being at or above the 50th percentile.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer and Lead Portfolio Managers of the group.

In addition, Jonathan Art was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

  Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Mark Bauknight	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	2 Funds/$6,112.305 million
Other Pooled Investment Vehicles	1 Portfolio/$1.564 million
Other Accounts	0

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Mark Bauknight is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated.  There are three weighted performance categories in the Balanced Scorecard.  IPP is the predominant factor.   Of lesser importance are: Financial Success and Leadership/Teamwork/Communication.  The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is calculated based on another account managed by the portfolio manager.  IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Bauknight is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Additionally, Mr. Bauknight provides research and analytical support for other accounts.  IPP is calculated with an equal weighting of each account he manages or for which he provides research and analytical support.  Discretion may be applied to modify the above based on extenuating circumstances.

Financial success is assessed by the revenue growth for the accounts managed or supported and is predicated on the trailing 5 year IPP vs. peer group being at or above the 50th percentile.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer and Lead Portfolio Managers of the group.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Jonathan Gold	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	1 Fund/$6,052.850 million
Other Pooled Investment Vehicles	0
Other Accounts	0

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Jonathan Gold is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated.  There are three weighted performance categories in the Balanced Scorecard.  IPP is the predominant factor.   Of lesser importance are: Financial Success and Leadership/Teamwork/Communication.  The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is calculated based on another account managed by the portfolio manager.  IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Gold is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Additionally, Mr. Gold provides research and analytical support for other accounts.  IPP is calculated with an equal weighting of each account he manages or for which he provides research and analytical support.  Discretion may be applied to modify the above based on extenuating circumstances.

Financial success is assessed by the revenue growth for the accounts managed or supported and is predicated on the trailing 5 year IPP vs. peer group being at or above the 50th percentile.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer and Lead Portfolio Managers of the group.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by John Leibee	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	2 Funds/$6,112.305 million
Other Pooled Investment Vehicles	0
Other Accounts	0

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

John Leibee is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated.  There are three weighted performance categories in the Balanced Scorecard.  IPP is the predominant factor.   Of lesser importance are: Financial Success and Leadership/Teamwork/Communication.  The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is calculated based on another account managed by the portfolio manager.  IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Leibee is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Discretion may be applied to modify the above based on extenuating circumstances.

Financial success is assessed by the revenue growth for the accounts managed or supported and is predicated on the trailing 5 year IPP vs. peer group being at or above the 50th percentile.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer and Lead Portfolio Managers of the group.

In addition, John Leibee was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

&lt/R&gt

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website.  Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month.  The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website.  The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF.  Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund.  Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter.  This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund.  The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION

Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors.  Transactions may also be executed on a securities exchange or through an electronic communications network.  The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions.  As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price.  The Adviser continually monitors its trading results in an effort to improve execution.  Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer.  Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them.  Some fixed income securities may have only one primary market maker.  The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security.  The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers.  The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.  The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  All of the Fund’s trading in initial public offerings (“IPO”) will be done independently from any other accounts that are not managed by the Fund’s portfolio managers.  Although the Fund also expects to engage in non-IPO trading independently from any other such accounts, when the Fund and one or more of those accounts do invest in, or dispose of, the same security, available investments or opportunities for sales may be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable.  While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.  Conversely, it is possible that independent trading activity by the Adviser on behalf of the Fund, and by the Adviser's affiliates, could adversely impact the prices paid or received and/or position obtained or disposed of by the Fund.

&ltR&gt

On December 31, 2008, the Fund owned securities of the following regular broker/dealers: Bank of America - $1,191,168; J.P. Morgan & Chase - $2,607,531 and Goldman Sachs - $632,925.

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Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

In all brokerage orders, the Fund’s managers seek the most favorable prices and executions.  Determining what may constitute the most favorable price and execution in a brokerage order involves a number of factors, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions or other costs paid) and the efficiency with which the transaction is effected.  The managers also consider the ongoing brokerage and research services provided to the Fund.  The Fund will pay broker-dealers a commission for executing a particular transaction for the Fund that may be in excess of the amount of commission those or other broker-dealers may normally charge other institutional investors if the managers determine, in good faith, that such commission is reasonable in relation to the value of the brokerage and research services received, viewed in terms of the particular transaction or of the overall benefits to the Fund.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

&ltR&gt

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$1,578,740	$1,749,098	$1,322,763
Advisory Fee Waiver	$398,586	$361,200	$407,970
Advisory Fee Reimbursement	$0	$0	$0
Brokerage Commissions	$272,846	$278,082	$185,109
Administrative Fee	$156,107	$156,228	$155,928
12b-1 Fee:
Primary Shares	-	-	-
Service Shares	$153,279	-	-
Shareholder Services Fee:
Primary Shares	-	-	-
Service Shares	-	-	-
Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns are given for the one-year, five-year and Start of Performance periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	Start of Performance on April 30, 2002
Primary Shares:
Total Return
Before Taxes	N/A	(41.79)%	0.64%	2.47%
Yield	0.36%	N/A	N/A	N/A
	30-Day Period	1 Year	5 Years	Start of Performance on May 1, 2003
Service Shares:
Total Return
Before Taxes	N/A	(41.91)%	0.38%	5.76%
Yield	0.13%	N/A	N/A	N/A

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.  Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Financial Information

The Financial Statements for the Fund for the fiscal year ended December 31, 2008 are incorporated herein by reference to the Annual Report to Shareholders of Federated Kaufmann Fund II dated December 31, 2008.

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Investment Ratings

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

&ltR&gt

Addresses

FEDERATED KAUFMANN FUND II
PRIMARY SHARES
SERVICE SHARES

FEDERATED INVESTORS FUNDS
4000 ERICSSON DRIVE
WARRENDALE, PA 15086-7561

Distributor

Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Investment Adviser

Federated Equity Management Company of Pennsylvania

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, MA 02110

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&ltR&gt

Appendix

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
Wachovia Bank, National Association

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
K&L Gates
Reed Smith LLP

SERVICE PROVIDERS
Abel Noser Corp.
Aegon Institutional Markets
Ashland Partners & Company LLP
Astec Consulting Group, Inc.
Bank of America
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Citibank, NA
Computershare, Inc.
Eagle Investment Company
Edward Jones
FactSet
Fidelity
Financial Models Company LTD
Glass Lewis
Institutional Shareholder Services
J.P. Morgan Chase & Co.
Options Clearing Corp. (OCC)
RiskMetrics
StatPro Group Plc
SunGard
Vintage Filings
Wachovia Bank, National Association/Metropolitan West Securities LLC/MetWest Financials
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)

SECURITY PRICING SERVICES
FRI Corp.
FT Interactive Data
Interactive Data Corporation
Pricing Direct
Reuters LPC
Thomson Reuters

RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services

PERFORMANCE REPORTING/PUBLICATIONS
Aegon Institutional Markets
Emerging Market Funds Research, Inc
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
Morningstar Associates
MSCI Barra
NASDAQ
Vickers Stock Research

OTHER
Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group LLC

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&ltR&gt

Federated Mid Cap Growth Strategies Fund II

A Portfolio of Federated Insurance Series

STATEMENT OF ADDITIONAL INFORMATION

APRIL 30, 2009

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated Mid Cap Growth Strategies Fund II (Fund), dated April 30, 2009.

This SAI incorporates by reference the Fund’s Annual Report. Obtain the prospectus or the Annual Report without charge by calling 1-800-341-7400.

CONTENTS

How is the Fund Organized?	2
Securities in Which the Fund Invests	2
Investment Risks	10
Investment Objective and Investment Limitations	12
What Do Shares Cost?	14
Mixed Funding and Shared Funding	16
How is the Fund Sold?	16
Purchases In-Kind	17
Subaccounting Services	17
Redemption in Kind	18
Massachusetts Partnership Law	18
Account and Share Information	18
Tax Information	19
Who Manages and Provides Services to the Fund?	19
How Does the Fund Measure Performance?	30
Financial Information	31
Investment Ratings	32
Addresses	36
Appendix	37

Federated Mid Cap Growth Strategies Fund II

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

G01283-02 (4/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

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How is the Fund Organized?

The Fund is a diversified portfolio of Federated Insurance Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on September 15, 1993. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Fund’s investment adviser is Federated Equity Management Company of Pennsylvania (Adviser).

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities may offer greater potential for appreciation than many other types of securities, because their value usually increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund may invest.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund may invest:

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

&ltR&gt

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate-Debt Securities

Corporate-debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate-debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate-debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Demand Instruments

Demand instruments are corporate-debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Inflation-Protected Securities

Inflation-protected securities are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls (deflation), the principal value or interest rate of the securities will be adjusted downward and consequently the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs”, are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum coupon of 0%, and the principal value does not change.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

&lt/R&gt

Convertible Securities

Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than nonconvertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

▪	it is organized under the laws of, or has a principal office located in another country;

▪	the principal trading market for its securities is in another country; or

▪
it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to value than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to close-out than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments' current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

CURRENCY FUTURES AND CURRENCY FORWARD CONTRACTS
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and


Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

▪	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

▪
Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CAPS AND FLOORS
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

CURRENCY SWAPS
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). Hybrid instruments can take many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

CREDIT LINKED NOTE
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”). The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit; or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

EQUITY LINKED NOTE
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”). Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. However, there can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Asset Segregation

In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

INTER-FUND BORROWING AND LENDING ARRANGEMENTS
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds.  Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund.  Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program.  Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from “failed” trades, and (c) for other temporary purposes.  All inter-fund loans must be repaid in seven days or less.  The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests.  Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board.  The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

INVESTING IN EXCHANGE-TRADED FUNDS
The Fund may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

HEDGING
Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES
The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.

Investment Risks

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in its prospectus. Additional risk factors are outlined below.

Interest Rate Risks

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Credit Risks

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Exchange-Traded Funds Risks

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests. The net asset value of the Fund will fluctuate with the changes in the value of the ETFs in which the Fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs’ invest. Therefore, the Fund’s net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

Custodial Services and Related Investment Costs

Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss of its assets.

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Call Risks

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Risks Associated with Noninvestment-Grade Securities

Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Risks of Foreign Investing

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

Currency Risks

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Liquidity Risks

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivatives contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Leverage Risks

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.  Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

Risks Associated with the Investment Activities of Other Accounts
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities.  Related considerations are discussed elsewhere in this SAI under "Brokerage Transactions and Investment Allocation."

VARIABLE ASSET REGULATIONS
The Fund is also subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one-year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests of the same real property project and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

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Investment Objective and Investment Limitations

The Fund’s fundamental investment objective is capital appreciation. The investment objective may not be changed by the Fund’s Trustees without shareholder approval.

INVESTMENT LIMITATIONS

Diversification

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940 Act).

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Concentration

In applying the concentration restriction: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities.

To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

Investing in Commodities

For purposes of the commodities limitation, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Pledging Assets

The Fund will not mortgage, pledge or hypothecate any assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowings or to collateral arrangements in connection with permissible activities.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Diversification

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.” Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund pursues its investment objective by investing primarily in common stock of companies with market capitalizations above $100 million (at the time or purchase) that offer superior growth prospects.

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What Do Shares Cost?

A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities, and dividing the balance by the number of Shares outstanding. The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:

•
Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•	Other equity securities traded primarily in the U.S. are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Equity securities traded primarily through securities exchanges and regulated market systems outside the U.S. are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

•	Fixed-income securities and repurchase agreements acquired with remaining maturities of sixty-days or less are valued at their amortized cost as described below.

•
Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.

•
OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

•
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded, (2) information provided by dealers or investment analysts regarding the investment or the issuer, (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (4) publicly announced transactions (such as tender offers and mergers) involving the issuer, (5) comparisons to other investments or to financial indices that are correlated to the investment, (6) with respect to fixed-income investments, changes in market yields and spreads, (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension, and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

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Mixed Funding and Shared Funding

The practice of using shares as investments for both variable annuity contracts and variable life insurance policies is called “mixed funding.” The practice of using shares as investments by separate accounts of unaffiliated life insurance companies is called “shared funding.”

The Fund does engage in mixed funding and shared funding. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the Trustees will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries.  In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser).  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources.  In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Funds and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds.  These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

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Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

Subaccounting Services

Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

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Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund’s Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

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Account and Share Information

VOTING RIGHTS
The insurance company separate accounts, as shareholders of the Fund, will vote the Fund Shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account.

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote. Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:  American National Group, Galveston, TX, owned approximately 84,180 Shares (6.84%); ING Life Insurance and Annuity Co., Windsor, CT, owned approximately 488,829 Shares (39.74%); Union Security Insurance Company, Hartford, CT, 537,646 Shares (43.71%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Union Security Insurance Company is organized in the state of Iowa and is a subsidiary of Assurance, Inc., organized in the state of Delaware.

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Tax Information

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

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Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of April 2, 2009, the Fund’s Board and Officers as a group owned less than 1% of the Fund’s outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$100.97	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$111.07	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$100.97	$200,000

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$100.97	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$113.60	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$100.97	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		$100.97	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$111.07	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$100.97	$200,000

OFFICERS**

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998
Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004
Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002
Principal Occupations:  Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004
Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

**    Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

COMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas M. O’Neill John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting, and the quality, integrity and independent audit of the Fund’s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund‘s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund‘s internal audit function.
Seven

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund‘s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund‘s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this Statement of Additional Information. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Two

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BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in Federated Mid Cap Growth Strategies Fund II	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000

Independent Board Member Name
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	None	Over $100,000
James F. Will	None	$50,001 - $100,000

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Portfolio Manager Information

The following information about the Fund’s Portfolio Manager is provided as of the end of the Fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager
Type of Accounts Managed by David W. Cook	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	1 Fund/$258.002 million
Other Pooled Investment Vehicles	0
Other Accounts	0

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

David W. Cook is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e., Russell Mid Cap Growth Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, David W. Cook is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.    Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, David W. Cook was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

&lt/R&gt

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website.  Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month.  The summary portfolio composition information may include identification of the Fund’s top ten holdings, and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website.  The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF.  Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund.  Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter.  This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund.  The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

&ltR&gt

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION

Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors.  Transactions may also be executed on a securities exchange or through an electronic communications network.  The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions.  As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price.  The Adviser continually monitors its trading results in an effort to improve execution.  :Fixed-income securities  are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer.  Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them.  Some fixed income securities may have only one primary market maker.  The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security.  The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers.  The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.  The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.  Investments for Federated Kaufmann Fund and other accounts managed by that fund’s portfolio managers in initial public offerings (“IPO”) are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts. Trading and allocation of investments, including IPOs, for accounts managed by Federated MDTA LLC are also made independently from the Fund.  Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser, also are generally made, and conducted, independently from the Fund.  It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$218,254	$336,140	$396,867
Advisory Fee Reduction	126,589	22,840	0
Brokerage Commissions	128,999	116,151	177,534
Administrative Fee	125,290	125,449	125,530

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	10 Years
Total Return Before Taxes	N/A	(43.49)%	(1.25)%	0.38%
Yield	0.15%	N/A	N/A	N/A

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Financial Information

The Financial Statements for the Fund for the fiscal year ended December 31, 2008 are incorporated herein by reference to the Annual Report to Shareholders of Federated Mid Cap Growth Strategies Fund II dated December 31, 2008.

&lt/R&gt

Investment Ratings

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

&ltR&gt

Addresses

FEDERATED MID CAP GROWTH STRATEGIES FUND II

FEDERATED INVESTORS FUNDS

4000 ERICSSON DRIVE

WARRENDALE, PA 15086-7561

Distributor

Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Investment Adviser

Federated Equity Management Company of Pennsylvania

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, MA 02110

&lt/R&gt
&ltR&gt

Appendix

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
Wachovia Bank, National Association

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
K&L Gates
Reed Smith LLP

SERVICE PROVIDERS
Abel Noser Corp.
Aegon Institutional Markets
Ashland Partners & Company LLP
Astec Consulting Group, Inc.
Bank of America
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Citibank, NA
Computershare, Inc.
Eagle Investment Company
Edward Jones
FactSet
Fidelity
Financial Models Company LTD
Glass Lewis
Institutional Shareholder Services
J.P. Morgan Chase & Co.
Options Clearing Corp. (OCC)
RiskMetrics
StatPro Group Plc
SunGard
Vintage Filings
Wachovia Bank, National Association/Metropolitan West Securities LLC/MetWest Financials
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)

SECURITY PRICING SERVICES
FRI Corp.
FT Interactive Data
Interactive Data Corporation
Pricing Direct
Reuters LPC
Thomson Reuters

RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services

PERFORMANCE REPORTING/PUBLICATIONS
Aegon Institutional Markets
Emerging Market Funds Research, Inc
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
Morningstar Associates
MSCI Barra
NASDAQ
Vickers Stock Research

OTHER
Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group LLC

&lt/R&gt

Federated Market Opportunity Fund II

A Portfolio of Federated Insurance Series

STATEMENT OF ADDITIONAL INFORMATION

&ltR&gt
APRIL 30, 2009

SERVICE SHARES
This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated Market Opportunity Fund II Service Shares (Fund), dated April 30, 2009.

This SAI incorporates by reference the Fund’s Annual Report. Obtain the prospectus or the Annual Report without charge by calling 1-800-341-7400.

CONTENTS

How is the Fund Organized?	2
Securities in Which the Fund Invests	2
Investment Risks	11
Investment Objective and Investment Limitations	14
What Do Shares Cost?	16
Mixed Funding and Shared Funding	19
How is the Fund Sold?	19
Purchases In-Kind	20
Subaccounting Services	20
Redemption in Kind	20
Massachusetts Partnership Law	21
Account and Share Information	21
Tax Information	21
Who Manages and Provides Services to the Fund?	22
How Does the Fund Measure Performance?	33
Financial Information	34
Investment Ratings	34
Addresses	38
Appendix	39

Federated Market Opportunity Fund II

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

34288 (4/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

&lt/R&gt

How is the Fund Organized?

The Fund is a diversified portfolio of Federated Insurance Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on September 15, 1993. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Fund’s shares were redesignated as Service Shares effective April 30, 2008.

The Fund’s investment adviser is Federated Equity Management Company of Pennsylvania (Adviser).

&ltR&gt

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund invests:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests:

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution

Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER
Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price, or which are automatically exchanged for equity securities after a specified conversion period. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities generally have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

it is organized under the laws of, or has a principal office located in, another country;

the principal trading market for its securities is in another country; or

it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

MUNICIPAL SECURITIES
Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms.  The simplest form of mortgage-backed securities are pass-through certificates.  Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.  Other mortgage-backed securities may have more complicated financial structures.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combination of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments’ current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

CURRENCY FUTURES AND CURRENCY FORWARD CONTRACTS
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CAPS AND FLOORS
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to a Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

CURRENCY SWAPS
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

VOLATILITY SWAPS
A volatility swap is an agreement between two parties to make payments based on changes in the volatility of a Reference Instrument over a stated period of time. Specifically, one party will be required to make a payment to the other party if the volatility of a Reference Instrument increases over an agreed upon period of time, but will be entitled to receive a payment from the other party if the volatility decreases over that time period. A volatility swap that requires a single payment on a stated future date will be treated as a forward contract. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Valuation Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Credit Linked Note

A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”). The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

Equity Linked Note

An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”). Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.

HEDGING
Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds.  Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund.  Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program.  Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from “failed” trades, and (c) for other temporary purposes.  All inter-fund loans must be repaid in seven days or less.  The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests.  Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board.  The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Asset Segregation

In accordance with SEC and SEC staff positions regarding the interpretation of the 1940 Act, with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of (a) the current market value of the Reference Instrument deliverable under the call option or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivatives contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

The Fund may also purchase shares of exchange-traded funds (ETFs) in order to achieve exposure to a specific region, country, commodity, or market sector, or for reasons consistent with its investment strategy. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES
The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.  If a security is downgraded below the minumum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

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Investment Risks

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in its prospectus. Additional risk factors are outlined below.

EQUITY SECURITIES INVESTMENT RISKS

Stock Market Risks

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Risks Related to Investing for Value

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. Foreign companies may not provide information as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

Liquidity Risks

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

Risks Related to Company Size

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Risks of Foreign Investing

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing, and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

Currency Risks

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Euro Risks

The Fund may make significant investments in securities denominated in the Euro, the single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund’s investments.

With the advent of the Euro, the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries’ ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.

Leverage Risks

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

Credit Risks

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.  Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders.  For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders.  In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distribution previously made to shareholder during the fiscal year as dividend income.  Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

FIXED-INCOME SECURITIES INVESTMENT RISKS

Interest Rate Risks

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally,

when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Credit Risks

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Sector Risks

A substantial part of the Fund’s portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political, or other developments which generally affect these issuers.

Risks Associated with Noninvestment-Grade Securities

Securities rated below investment-grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Risks Related to the Economy

Low-grade corporate bond returns are sensitive to changes in the economy.  The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. .

Risks of Investing in Commodities (including ETFs)

Because the Fund may invest in hybrid instruments whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, martket disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

Short Selling Risk

A short sale by the Fund involves borrowing securities from a lender which are then sold in the open market. At a future date, the securities are repurchased by the Fund and returned to the lender. While the securities are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the securities declines between the time that the Fund borrows the securities and the time it repurchases and returns the securities to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk. There is no assurance that securities will decline in value during the period of the short sale and make a profit for the Fund. Securities sold short may instead appreciate in value creating a loss for the Fund. The Fund also may experience difficulties repurchasing and returning the borrowed securities if a liquid market for the securities does not exist. The lender may also recall borrowed securities at any time. The lender from whom the Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender. The Fund will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.

RISKS ASSOCIATED WITH THE INVESTMENT ACTIVITIES OF OTHER ACCOUNTS
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities.  Related considerations are discussed elsewhere in this SAI under "Brokerage Transactions and Investment Allocation."

VARIABLE ASSET REGULATIONS
The Fund is subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one-year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests of the same real property project and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

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Investment Objective and Investment Limitations

The Fund’s fundamental investment objective is to provide moderate capital appreciation and high current income. The investment objectives may not be changed by the Fund’s Trustees without shareholder approval.

INVESTMENT LIMITATIONS

Diversification

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under 1940 Act.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities

The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Commodities

As a matter of non-fundamental operating policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

In applying the Fund’s concentration restriction: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities.

To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.”

Except with respect to borrowing money, if a percentage limitations is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

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What Do Shares Cost?

A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open.  The Fund calculates the NAV by valuing its assets, subtracting its liabilities, and dividing the balance by the number of Shares outstanding. The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:

•
Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•	Other equity securities traded primarily in the U.S. are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Equity securities traded primarily through securities exchanges and regulated market systems outside the U.S. are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

•	Fixed-income securities and repurchase agreements acquired with remaining maturities of sixty-days or less are valued at their amortized cost as described below.

•
Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.

•
OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

•
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded, (2) information provided by dealers or investment analysts regarding the investment or the issuer, (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (4) publicly announced transactions (such as tender offers and mergers) involving the issuer, (5) comparisons to other investments or to financial indices that are correlated to the investment, (6) with respect to fixed-income investments, changes in market yields and spreads, (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension, and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

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Mixed Funding and Shared Funding

The practice of using shares as investments for both variable annuity contracts and variable life insurance policies is called “mixed funding.” The practice of using shares as investments by separate accounts of unaffiliated life insurance companies is called “shared funding.”

The Fund does engage in mixed funding and shared funding. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the Trustees will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN (SERVICE SHARES)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares.  The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan.  The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

The maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries.  In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser).  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources.  In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds.  These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

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Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

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Subaccounting Services

Certain participating insurance companies may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Participating insurance companies holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the participating insurance company about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund’s Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

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Account and Share Information

VOTING RIGHTS
The insurance company separate accounts, as shareholders of the Fund, will vote the Fund Shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account.

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Service Shares:

Nationwide Insurance Company, Columbus, OH, owned approximately 758,624 Shares (37.18%); Nationwide Insurance Company, Columbus, OH, owned approximately 1,078,325 Shares (52.84%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Nationwide Insurance Co. is organized in the state of Ohio and is a subsidiary of Nationwide Mutual Insurance Company; organized in the state of Ohio.

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Tax Information

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

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Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of April 2, 2009, the Fund’s Board and Officers as a group owned less than 1% of the Fund’s outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$85.35	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$93.90	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$85.35	$200,000

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$85.35	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$96.01	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$85.35	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.
		$85.35	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$93.90	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$85.35	$200,000

OFFICERS**

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998
Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004
Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004
Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

**    Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

COMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund‘s internal control over financial reporting, and the quality, integrity and independent audit of the Fund‘s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.
Seven

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund‘s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund‘s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s  address appearing on the back cover of this Statement of Additional Information. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Two

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in Federated Market Opportunity Fund II	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000

Independent Board Member Name
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	None
John S. Walsh	None	Over $100,000
James F. Will	None	None

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INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

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Portfolio Manager Information

The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year.

                  Additional Accounts Managed by Portfolio Manager
Type of Accounts Managed by Dana Meissner	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	1 Fund/$1,236.819 million
Other Pooled Investment Vehicles	0
Other Accounts	0

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Dana Meissner is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

 IPP is calculated based on another account managed by the portfolio manager.  IPP is measured on a rolling 3 and 5 calendar year pre-tax total return basis vs. the Fund’s designated peer group of comparable accounts and vs. the Fund’s benchmark (i.e., 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index).  In addition, IPP will also be measured on a 1 calendar year pre-tax total return basis vs. the adjusted performance of the Merrill Lynch 91 Day Treasury Bill Index.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Dana Meissner is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.    Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

                Additional Accounts Managed by Portfolio Manager
Type of Accounts Managed by Steven Lehman	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	3 Funds/$1,313.811 million
Other Pooled Investment Vehicles	1 Portfolio/$289.248 million
Other Accounts	0

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Steven Lehman is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

 IPP is calculated based on another account managed by the portfolio manager.  IPP is measured on a rolling 3 and 5 calendar year pre-tax total return basis vs. the Fund’s designated peer group of comparable accounts and vs. the Fund’s benchmark (i.e., 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index).  In addition, IPP will also be measured on a 1 calendar year pre-tax total return basis vs. the adjusted performance of the Merrill Lynch 91 Day Treasury Bill Index.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Steven Lehman is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.    Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

&lt/R&gt

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website.  Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month.  The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by asset class and sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website.  The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF.  Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund.  Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter.  This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund.  The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

&ltR&gt

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION

Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors.  Transactions may also be executed on a securities exchange or through an electronic communications network.  The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions.  As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price.  The Adviser continually monitors its trading results in an effort to improve execution.  :Fixed-income securities  are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer.  Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them.  Some fixed income securities may have only one primary market maker.  The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security.  The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers.  The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.  The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.  Investments for Federated Kaufmann Fund and other accounts managed by that fund’s portfolio managers in initial public offerings (“IPO”) are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts. Trading and allocation of investments, including IPOs, for accounts managed by Federated MDTA LLC are also made independently from the Fund.  Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser, also are generally made, and conducted, independently from the Fund.  It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal year ended, December 31, 2008 the Fund’s Adviser directed brokerage transactions to certain brokers in connection with the Adviser’s receipt of research services. The total amount of these transactions was $95,909,112 for which the Fund paid $57,265 in brokerage commissions.

&lt/R&gt

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio.  FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

&ltR&gt

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended December 31	2008	2007	2006*
Advisory Fee Earned	$124,331	$39,829	$13,679
Advisory Fee Waiver	124,331	39,829	13,679
Advisory Fee Reimbursement	0	203,629	147,874
Brokerage Commissions	93,829	6,413	2,045
Administrative Fee	125,164	125,054	94,197
12b-1 Fee:	41,444	--	--
* The Fund’s start of performance date was March 31, 2006.

&lt/R&gt

&ltR&gt

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns are given for the one-year and Start of Performance periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	Start of Performance on March 31, 2006
:
Total Return
Before Taxes	N/A	(0.86)%	0.99%
Yield	1.11%	N/A	N/A

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

&lt/R&gt

Financial Information

The Financial Statements for the Fund for the fiscal year ended December 31, 2008 are incorporated herein by reference to the Annual Report to Shareholders of Federated Market Opportunity Fund II dated December 31, 2008.

Investment Ratings

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

FEDERATED MARKET OPPORTUNITY FUND II
SERVICE SHARES

FEDERATED INVESTORS FUNDS

4000 ERICSSON DRIVE

WARRENDALE, PA 15086-7561

Distributor

Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Investment Adviser

Federated Equity Management Company of Pennsylvania

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Sub Adviser

Federated Investment Management Company

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, MA 02110

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Appendix

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
Wachovia Bank, National Association

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
K&L Gates
Reed Smith LLP

SERVICE PROVIDERS
Aegon Institutional Markets
Astec Consulting Group, Inc.
Bank of America
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Chicago Mercantile Exchange
Citibank, NA
Eagle Investment Company
Edward Jones
FactSet
Financial Models Company LTD
Glass Lewis & Co.
Institutional Shareholder Services, Inc.
Investment Technology Group, Inc. (Plexus)
Lehman Brothers
Lipper
Options Clearing Corp.
Risk Metrics
StatPro Group Plc
SunGard
Wachovia Bank, National Association/Metropolitan West Securities LLC
Wilshire Associates, Inc.

SECURITY PRICING SERVICES
FRI Corp.
FT Interactive Data
Investment Technology Group, Inc. (Plexus)
J J Kenny
JP Morgan Chase
Reuters
Thomson/ILX Systems

RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services

PERFORMANCE REPORTING/PUBLICATIONS
Aegon Institutional Markets
Emerging Market Funds Research, Inc
Evaluation Associates, LLC
Fidelity Strategic Advisers
Fitch, Inc.
iMoneyNet, Inc.
Moody’s Investors Service
Morningstar Associates
MSCI Barra
NASDAQ
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services
Thomson Financial Inc./Weisenberger
Vickers Stock Research

OTHER
Investment Company Institute
Whitney Capital Group
&lt/R&gt

Federated Prime Money Fund II

A Portfolio of Federated Insurance Series

STATEMENT OF ADDITIONAL INFORMATION

&ltR&gt
APRIL 30, 2009

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated Prime Money Fund II (Fund), dated April 30, 2009.

This SAI incorporates by reference the Fund’s Annual Report. Obtain the prospectus or the Annual Report without charge by calling 1-800-341-7400.

CONTENTS

How is the Fund Organized?	2
Securities in Which the Fund Invests	2
Investment Risks	6
Investment Objective [(and Policies)] and Investment Limitations	8
What Do Shares Cost?	10
Mixed Funding and Shared Funding	10
How is the Fund Sold?	10
Purchases In-Kind	11
Subaccounting Services	11
Redemption in Kind	11
Massachusetts Partnership Law	12
Account and Share Information	12
Tax Information	12
Who Manages and Provides Services to the Fund?	13
How Does the Fund Measure Performance?	15
Financial Information	15
Investment Ratings	15
Addresses	15
Appendix	15

Federated Prime Money Fund II
Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

3113011B (4/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

&lt/R&gt

How is the Fund Organized?

The Fund is a diversified portfolio of Federated Insurance Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on September 15, 1993. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Fund’s investment adviser is Federated Investment Management Company (Adviser).

&ltR&gt

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER
Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Municipal Securities

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities.

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities have prepayment risks.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

Callable Securities

Certain fixed-income securities in which the Fund invests are callable at the option of the issuer. Callable securities are subject to call risks.

Mortgage-Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

The Fund will not invest in instruments of domestic and foreign banks and savings and loans unless they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by the Bank Insurance Fund or the Savings Association Insurance Fund which are administered by the Federal Deposit Insurance Corporation. These instruments may include Eurodollar Certificates of Deposit, Yankee Certificates of Deposit, and Euro-dollar Time Deposits.

For purposes of applying the Fund’s concentration limitation, bank instruments also include fixed-income securities credit enhanced by a bank.

Insurance Contracts

Insurance contracts include guaranteed investment contracts, funding agreements and annuities. Insurance contracts generally provide that the purchaser will deposit money with the insurance company and the insurance company will pay interest for the life of the contract and return the principal at maturity. The Fund treats these contracts as fixed-income securities.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•
it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing.

CREDIT ENHANCEMENT
Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to security’s holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

Asset Segregation

In order to secure its obligations in connection with special transactions, the Fund will either enter into offsetting transactions or set aside readily marketable securities. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on special transactions.

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund’s Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; and (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less. The Fund’s participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.

INVESTMENT RATINGS
The two highest rating categories of a nationally recognized statistical rating organization (NRSRO) are determined without regard for sub-categories and gradations. For example, securities rated A-1+, A-1 or A-2 by Standard & Poor’s (S&P), Prime-1 or Prime-2 by Moody’s Investors Service (Moody’s), F-1+, F-1 or F-2 by Fitch Ratings (Fitch) or R-1 (high), R-1 (middle), R-1 (low), R-2 (high), R-2 (middle) or R-2 (low) by DBRS are all considered rated in one of the two highest short-term rating categories. The Fund will limit its investments in securities rated in the second highest short-term rating category to not more than 5% of its total assets, with not more than 1% invested in the securities of any one issuer. The Fund will follow applicable regulations in determining whether a security rated by more than one rating service can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two rating services in one of their two highest rating categories. See “Regulatory Compliance.”

&lt/R&gt

&ltR&gt

Investment Risks

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in its prospectus. Additional risk factors are outlined below.

Credit Risks

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Money market funds try to minimize their risk by purchasing higher quality securities.

Many fixed-income securities receive credit ratings from NRSRO’s such as S&P and Moody’s. These NRSRO’s assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. treasury security with a comparable maturity (the “spread”) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Interest Rate Risks

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. Money market funds try to minimize this risk by purchasing short-term securities.

Sector Risks

A substantial part of the Fund’s portfolio may be comprised of securities issued by finance companies or companies with similar characteristics. In addition, a substantial part of the Fund’s portfolio may be comprised of securities credit enhanced by banks or companies with similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers. Developments affecting finance companies, banks or companies with similar characteristics might include changes in interest rates, changes in the economic cycle affecting credit losses and regulatory changes.

Risks of Foreign Investing

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Prepayment Risks

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed and asset-backed securities include both interest and a partial payment of principal. Partial payments of principal may be comprised of scheduled principal payments as well as unscheduled payments from voluntary prepayment, refinancing or foreclosure of the underlying loans. If the Fund receives unscheduled prepayments, it may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.

Call Risks

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Risks Associated with the Investment Activities of Other Accounts

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities.  Related considerations are discussed elsewhere in this SAI under "Brokerage Transactions and Investment Allocation."

Variable Asset Regulations

The Fund is also subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one-year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests of the same real property project and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

Risks Associated with Temporary Liquidity Guarantee Program
The Fund may invest in securities guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), an instrumentality of the
United States, under its Temporary Liquidity Guarantee Program (“Program”). Under the Program, if the issuer of the security does not make timely payment of principal or interest in accordance with the terms of such security, the FDIC will make scheduled payments of unpaid principal and interest.
In order to receive payments from the FDIC, the Fund would be required to make a written demand with a conforming proof of claim (collectively, “Demand”) following an issuer’s nonpayment of principal or interest. There is no designated period within which the FDIC is required to make guarantee payments after receipt and verification of the Demand. Accordingly, the guarantee payments on a portfolio security held by the Fund could be delayed from the date that payment was due under the terms of such security.

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Investment Objective (and Policies) and Investment Limitations

FUNDAMENTAL INVESTMENT OBJECTIVE
The Fund’s fundamental investment objective is to provide current income consistent with stability of principal and liquidity. The investment objective may not be changed by the Fund’s Trustees without shareholder approval.

INVESTMENT LIMITATIONS

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940 Act).

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of it total assets in the financial services industry.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund’s net assets.

Restricted Securities

The Fund may invest in securities subject to restrictions on resale under federal securities laws.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.

Pledging Assets

The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

For purposes of the commodities limitation, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

For purposes of the concentration limitation, the Adviser (a) deems the financial services industry to include the group of industries in the financial services sector, and the financial services sector to include banks, broker-dealers and financial companies;
(b) divides utility companies according to their services (for example, gas, gas transmission, electric and telephone); (c) classifies financial companies according to the end users of their services (for example, automobile finance, bank finance and diversified finance); (d) classifies asset-backed securities according to the underlying assets securing such securities; and (e) deems investment in certain industrial development bonds funded by activities in a single industry to constitute investment in an industry. The
Adviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party provider used by the Adviser does not assign a classification. The Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry.

For purposes of the diversification limitation, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

Except with respect to borrowing money, if a percentage limitations is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

REGULATORY COMPLIANCE
The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7 (the “Rule”), which regulates money market mutual funds. The Fund will determine the effective maturity of its investments according to the Rule. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

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What Do Shares Cost?

DETERMINING MARKET VALUE OF SECURITIES
The Board has decided that the best method for determining the value of portfolio instruments is amortized cost.  Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with generally accepted accounting principles in the United States (GAAP).   The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of their investment and the amount payable at its maturity.  If the amount payable at maturity exceeds the initial cost (a discount) then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased.  The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day.   The Fund uses this adjusted cost to value the investment.

Accordingly, neither the amount of daily income nor the net asset value (NAV) is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the Fund computed by dividing the annualized daily income on the Fund’s portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund’s use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in the Rule. Under the Rule, the Board must establish procedures reasonably designed to stabilize the NAV per Share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and the Fund’s investment objective. The procedures include monitoring the relationship between the amortized cost value per Share and the NAV per Share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Board will take any steps it considers appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

Mixed Funding and Shared Funding

The practice of using shares as investments for both variable annuity contracts and variable life insurance policies is called “mixed funding.” The practice of using shares as investments by separate accounts of unaffiliated life insurance companies is called “shared funding.”

The Fund does engage in mixed funding and shared funding. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the Trustees will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries.  In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser).  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources.  In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds.  These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

&ltR&gt

Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets in determining the market value of the portfolio for purposes of its comparison with amortized cost valuation. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

&lt/R&gt

Subaccounting Services

Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund’s Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

&ltR&gt

Account and Share Information

VOTING RIGHTS
The insurance company separate accounts, as shareholders of the Fund, will vote the Fund Shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account.

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

Valley Forge Life Insurance Co., Wethersfield, CT, owned approximately 6,086,046 Shares (5.98%);  Security Benefit Life Insurance Co., Topeka, KS, owned approximately 6,615,495 Shares (6.50%);  Allstate Life Insurance Company, Northbrook, IL, owned approximately 6,810,424 Shares (6.70%); First Variable Life/Protective Life, Birmingham, AL, owned approximately 6,876,935 Shares (6.76%); Kansas City Life Insurance Co., Kansas City, MO, owned approximately 7,967,748 Shares (7.83%); TransAmerica Life Insurance Co., Cedar Rapids, IA, owned approximately 8,003,946 Shares (7.87%); Monumental Life Insurance Company, Cedar Rapids, IA, owned approximately 37,699,311 Shares (37.09%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Monumental Life Insurance Company is organized in the state Iowa and is a subsidiary of Aegon, N.V., organized in the state of Maryland.

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Tax Information

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

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Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of April 2, 2009, the Fund’s Board and Officers as a group owned less than 1% of the Fund’s outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$141.47	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$155.61	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$141.47	$200,000

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$141.47	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$159.15	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$141.47	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA;  Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		$141.47	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$155.61	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$141.47	$200,000

OFFICERS**

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998
Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004
Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002
Principal Occupations:  Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004
Principal Occupations: Robert J. Ostrowsk joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Principal Occupations: Robert J. Ostrowsk joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

**    Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

COMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas M. O’Neill John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting, and the quality, integrity and independent audit of the Fund’s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund‘s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund‘s internal audit function.
Seven

Nominating	JJohn T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund‘s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund‘s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this Statement of Additional Information. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Two

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in Prime Money Fund II	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000

Independent Board Member Name
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	None	Over $100,000
James F. Will	None	$50,001 - $100,000

&lt/R&gt

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website.  Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website 15 days (or the next business day) after the end of the month and remains posted until replaced by the information for the succeeding month. Summary portfolio composition information as of the close of each month  is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month.  The summary portfolio composition information may include identification of the Fund’s top ten holdings, and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website.  The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF.  Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund.  Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter.  This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund.  The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price.  Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer.  Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them.  Some fixed income securities may have only one primary market maker.  The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser, are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

&ltR&gt

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$522,897	$458,731	$377,781
Advisory Fee Wiaver	$90,047	129,509	165,066
Administrative Fee	$126,044	125,919	125,757

&lt/R&gt

&ltR&gt

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008.

Yield and Effective Yield are given for the 7-day period ended December 31, 2008.

	7-Day Period	1 Year	5 Years	10 Years

Total Return
Before Taxes	NA	2.54%	3.06%	3.16%
Yield	1.77%	NA	NA	NA
Effective Yield	1.79	NA	NA	NA

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD AND EFFECTIVE YIELD
The yield of Shares is based upon the seven days ending on the day of the calculation, called the “base period.” This yield is calculated by: determining the net change in the value of a hypothetical account with a balance of one Share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one Share and all dividends declared on the original and any purchased Shares; dividing the net change in the account’s value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7. The effective yield is calculated by compounding the unannualized base period return by: adding one to the base period return, raising the sum to the 365/7th power; and subtracting one from the result.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

&lt/R&gt

Financial Information

The Financial Statements for the Fund for the fiscal year ended December 31, 2008 are incorporated herein by reference to the Annual Report to Shareholders of Federated Prime Money Fund II dated December 31, 2008.

Investment Ratings

STANDARD & POOR’S (S&P) SHORT-TERM MUNICIPAL OBLIGATION RATINGS
An S&P note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1-- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P VARIABLE RATE DEMAND NOTES (VRDNs) AND TENDER OPTION BONDS (TOBs) RATINGS
S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) options (i.e., AAA/A-1+). Normally demand notes receive note-rating symbols combined with commercial paper symbols (i.e., SP-1+/A-1+).

S&P COMMERCIAL PAPER (CP) RATINGS
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--A Short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's.  The obligor's capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2--A Short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

S&P LONG-TERM DEBT RATINGS
AAA--An obligation rated 'AAA' has the highest assigned by Standard & Poor's.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated 'AA' differs from the highest rated obligations only in small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

MOODY’S INVESTORS SERVICE (MOODY’S) SHORT-TERM MUNICIPAL OBLIGATION RATINGS
Moody’s short-term ratings are designated Moody’s Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MOODY’S VARIABLE RATE DEMAND NOTES (VRDNs) AND TENDER OPTION BONDS (TOBs) RATINGS
Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

MOODY’S COMMERCIAL PAPER (CP) RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MOODY’S  LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS SHORT-TERM DEBT RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F-3--Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

DBRS SHORT-TERM DEBT AND COMMERCIAL PAPER RATING DEFINITIONS
As is the case with all DBRS rating scales, commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner.

R-1 (high) Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle) Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low) Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high), R-2 (middle), R-2 (low) Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

DBRS LONG-TERM DEBT RATING DEFINITIONS
As is the case with all DBRS rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments.

“AAA” Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

“AA” Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

“A” Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

“High” or “low” grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and "low" grades are not used for the AAA category.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

FEDERATED PRIME MONEY FUND II

FEDERATED INVESTORS FUNDS

4000 ERICSSON DRIVE

WARRENDALE, PA 15086-7561

Distributor

Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Investment Adviser

Federated Investment Management Company

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, MA 02110

&ltR&gt

Appendix

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

CUSTODIAN
State Street Bank and Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
K&L Gates
Reed Smith LLP

SERVICE PROVIDERS
Abel Noser Corp.
Aegon Institutional Markets
Ashland Partners & Company LLP
Astec Consulting Group, Inc.
Bank of America
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Citibank, NA
Computershare, Inc.
Eagle Investment Company
Edward Jones
FactSet
Fidelity
Financial Models Company LTD
Glass Lewis
Institutional Shareholder Services
J.P. Morgan Chase & Co.
Options Clearing Corp. (OCC)
RiskMetrics
StatPro Group Plc
SunGard
Vintage Filings
Wachovia Bank, National Association/Metropolitan West Securities LLC/MetWest Financials
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)

SECURITY PRICING SERVICES
FRI Corp.
FT Interactive Data
Interactive Data Corporation
Pricing Direct
Reuters LPC
Thomson Reuters

RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services

PERFORMANCE REPORTING/PUBLICATIONS
Aegon Institutional Markets
Emerging Market Funds Research, Inc
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
Morningstar Associates
MSCI Barra
NASDAQ
Vickers Stock Research

OTHER
Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group LLC

&lt/R&gt

Federated Quality Bond Fund II

A Portfolio of Federated Insurance Series

STATEMENT OF ADDITIONAL INFORMATION

&ltR&gt APRIL 30, 2009 &lt/R&gt

PRIMARY SHARES
SERVICE SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for Federated Quality Bond Fund II (Fund), dated April 30, 2009.

This SAI incorporates by reference the Fund’s Annual Report. Obtain the prospectuses or the Annual Report without charge by calling 1-800-341-7400.

CONTENTS

How is the Fund Organized?	2
Securities in Which the Fund Invests	2
Investment Risks	12
Investment Objective and Investment Limitations	15
What Do Shares Cost?	16
Mixed Funding and Shared Funding	19
How is the Fund Sold?	19
&ltR&gt Purchases In-Kind	20&lt/R&gt
Subaccounting Services	20
Redemption in Kind	20
Massachusetts Partnership Law	21
Account and Share Information	21
Tax Information	21
Who Manages and Provides Services to the Fund?	22
How Does the Fund Measure Performance?	32
Financial Information	34
Investment Ratings	34
Addresses	38
Appendix	40

Federated Quality Bond Fund II
Federated Investors Funds
&ltR&gt 4000 Ericsson Drive
Warrendale, PA 15086-7561&lt/R&gt
Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

G02591-01 (4/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

How is the Fund Organized?

The Fund is a diversified portfolio of Federated Insurance Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on September 15, 1993. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (the “Board’) has established two classes of shares of the Fund, known as Primary Shares and Service Shares (Shares). This SAI relates to both classes of Shares. The Fund’s investment adviser is Federated Investment Management Company (Adviser).

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:

SECURITIES DESCRIPTIONS AND TECHNIQUES

Fixed-Income Securities

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund invests:

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER
Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

SURPLUS NOTES
Surplus notes are subordinated debt instruments issued by mutual and stock insurance companies. Mutual insurance companies generally issue surplus notes to raise capital. Stock insurance companies primarily issue surplus notes in transactions with affiliates. Surplus notes are treated by insurers as equity capital, or “surplus” for regulatory reporting purposes. Surplus notes typically are subordinated to any other debt.

CAPITAL SECURITIES
Capital securities are subordinated securities, generally with a 30-50 year maturity and a 5-10 year call protection. Dividend payments generally can be deferred by the issuer for up to 5 years. These securities generally are unsecured and subordinated to all senior debt securities of the issuer, therefore, principal and interest payments on capital securities are subject to a greater risk of default than senior debt securities.

STEP UP PERPETUAL SUBORDINATED SECURITIES
Step up perpetual subordinated securities (“step ups”) generally are structured as perpetual preferred securities (with no stated maturity) with a 10-year call option. If the issue is not called, however, the coupon increases or “steps up,” generally 150 to 250 basis points depending on the issue and its country of jurisdiction. The step up interest rate acts as a punitive rate which would typically compel the issuer to call the security. Thus, these securities generally are priced as 10-year securities.

Medium Term Notes and Deposit Notes

Medium Term Notes and Deposit Notes trade like commercial paper, but may have maturities from nine months to ten years and are rated like corporate debt obligations.

MUNICIPAL SECURITIES
Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class.

SEQUENTIAL CMOS
In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACS, TACS AND COMPANION CLASSES
More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes’ share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOS AND POS
CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

FLOATERS AND INVERSE FLOATERS
Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z CLASSES AND RESIDUAL CLASSES
CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

NON-GOVERNMENTAL MORTGAGE-BACKED SECURITIES
Non-governmental mortgage-backed securities (including non-governmental CMOs) are issued by private entities, rather than by U.S. government agencies. The non-governmental mortgage-backed securities in which the Fund invests will be treated as mortgage related asset-backed securities. These securities involve credit risks and liquidity risks.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities (“CMBS”) represent interests in mortgage loans on commercial real estate, such as loans for hotels, shopping centers, office buildings and apartment buildings. Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments. The Fund may invest in individual CMBS issues or, alternately, may gain exposure to the overall CMBS market by investing in a derivative contract, the performance of which is related to changes in the value of a domestic CMBS index. The risks associated with CMBS reflect the risks of investing in the commercial real estate securing the underlying mortgage loans and are therefore different from the risks of other types of MBS. Additionally, CMBS may expose the Fund to interest rate, liquidity and credit risks.

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset backed securities may take the form of commercial paper, notes or pass-through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a “coupon payment”). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as “coupon stripping.” Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

CONVERTIBLE SECURITIES
Convertible securities are convertible preferred stock or convertible bonds that the Fund has the option to exchange for equity securities of the issuer at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its securities.

Convertible preferred stock and convertible bonds pay or accrue interest or dividends at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a convertible bond must repay the principal amount of the bond, normally within a specified time. Convertible preferred stock and convertible bonds provide more income than equity securities.

The Fund treats convertible securities as fixed-income securities for purposes of its investment policies and limitations, because of their unique characteristics.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

▪	it is organized under the laws of, or has a principal office located in, another country;

▪	the principal trading market for its securities is in another country; or

▪
it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities may be denominated in foreign currencies or U.S. dollars. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing.

FOREIGN EXCHANGE CONTRACTS
In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

FOREIGN GOVERNMENT SECURITIES
Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to value than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following types of derivative contracts, including combinations thereof:

FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments’ current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

CURRENCY FUTURES AND CURRENCY FORWARD CONTRACTS
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

OPTION CONTRACTS
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

•	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

•
Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

•	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

•
Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

SWAP CONTRACTS
A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:

Interest Rate Swaps

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

Caps and Floors

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Total Return Swaps

A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

Credit Default Swaps

A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

Currency Swaps

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

SPECIAL TRANSACTIONS

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds.  Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund.  Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program.  Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from “failed” trades, and (c) for other temporary purposes.  All inter-fund loans must be repaid in seven days or less.  The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests.  Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board.  The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

To Be Announced Securities (TBAs)

As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time.  During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund.  The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares.  Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices.  Therefore, delayed delivery transactions create interest rate risks for the Fund.  Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Dollar Rolls

Dollar rolls are transactions where the Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage-backed securities. Dollar rolls are subject to interest rate risks and credit risks.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy.  In return, the Fund receives cash or liquid securities from the borrower as collateral.  The borrower must furnish additional collateral if the market value of the loaned securities increases.  Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund.  However, the Fund must pay interest to the borrower for the use of cash collateral.

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Loans are subject to termination at the option of the Fund or the borrower.  The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.  The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

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Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

CREDIT LINKED NOTE
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A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”).

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The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit; or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

ASSET SEGREGATION
In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to security’s holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES
The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor’s, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment grade.

HEDGING
Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivative contracts that cover a narrow range of circumstances; or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Investment Risks

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in its prospectus. Additional risk factors are outlined below.

FIXED-INCOME SECURITIES INVESTMENT RISKS

Interest Rate Risks

Interest rate risk is the possibility that the prices of fixed-income securities will rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. In addition, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Credit Risks

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed-income securities receive credit ratings from services such as Standard and Poor’s and Moody’s Investors Service, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call and Prepayment Risks

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Liquidity Risks

Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Risks Associated with Complex CMOs

CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.

Currency Risks

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks of Foreign Investing

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

Leverage Risks

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
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The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

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First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.

&ltR&gt

Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period.

&lt/R&gt

Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s prospectus, such as interest rate, credit, currency, liquidity and leverage risks.

RISKS ASSOCIATED WITH THE INVESTMENT ACTIVITIES OF OTHER ACCOUNTS
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser.  Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities.  Related considerations are discussed elsewhere in this SAI under "Brokerage Transactions and Investment Allocation."

VARIABLE ASSET REGULATIONS
The Fund is also subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one-year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests of the same real property project and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

Investment Objective and Investment Limitations

The Fund’s investment objective is to provide current income. The investment objective may not be changed by the Board without shareholder approval.

INVESTMENT LIMITATIONS

Selling Short and Buying on Margin

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

Issuing Senior Securities and Borrowing Money

The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.

The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of the Fund’s total assets are outstanding.

Pledging Assets

The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

Investing in Real Estate

The Fund will not purchase or sell real estate, including limited partnership interests in real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

Investing in Commodities

The Fund will not purchase or sell commodities, commodity contracts or commodity futures contracts except to the extent that the Fund may engage in transactions involving futures contracts and related options.

Underwriting

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. Also, the Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

Concentration of Investments

The Fund will not invest 25% or more of the value of its total assets in any one industry except that the Fund may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities.

Lending Cash or Securities

The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment objective, policies or limitations.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities," as defined by 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

What Do Shares Cost?

A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled. The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:

•
Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•	Other equity securities traded primarily in the U.S. are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Equity securities traded primarily through securities exchanges and regulated market systems outside the U.S. are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

•
Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than sixty-days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

•	Fixed-income securities and repurchase agreements acquired with remaining maturities of sixty-days or less are valued at their amortized cost as described below.

•
&ltR&gt Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants. &lt/R&gt

•
OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

•
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded, (2) information provided by dealers or investment analysts regarding the investment or the issuer, (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (4) publicly announced transactions (such as tender offers and mergers) involving the issuer, (5) comparisons to other investments or to financial indices that are correlated to the investment, (6) with respect to fixed-income investments, changes in market yields and spreads, (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension, and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

Mixed Funding and Shared Funding

The practice of using shares as investments for both variable annuity contracts and variable life insurance policies is called “mixed funding.” The practice of using shares as investments by separate accounts of unaffiliated life insurance companies is called “shared funding.”

The Fund does engage in mixed funding and shared funding. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the Trustees will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN (PRIMARY SHARES OR SERVICE SHARES)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses. In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries.  In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser).  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources.  In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds.  These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

&ltR&gtPurchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability. &lt/R&gt

Subaccounting Services

&ltR&gt Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed. &lt/R&gt

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund’s Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS
The insurance company separate accounts, as shareholders of the Fund, will vote the Fund Shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account.

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares.

&ltR&gt

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Primary Shares: Nationwide Life Insurance NWVA 9, Columbus, OH, owned approximately 15,841,591 Shares (70.00%); Nationwide Life Insurance NWVLI 4, Columbus, OH, owned approximately 3,192,689 Shares (14.10%) and Nationwide Insurance Company NWVA II, Columbus, OH, owned approximately 1,234,750 Shares (5.45%).

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Service Shares:  Nationwide Insurance Company NWVA II, Columbus, OH, owned approximately 4,966,502 Shares (75.80%); Nationwide Insurance Company NWVA 7, Columbus, OH, owned approximately 927,879 Shares (14.16%) and Nationwide Insurance Company NWVA 9, Columbus, OH, owned approximately 657,554 Shares (10.03%)

&lt/R&gt

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Nationwide Insurance Company. is organized in the state of Ohio and is a subsidiary of Nationwide Mutual Insurance Company; organized in the state of Ohio.

Tax Information

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.

&ltR&gt

The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios).

&lt/R&gt

Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of April 2, 2009, the Fund’s Board and Officers as a group owned less than 1% of  the Fund’s outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

&ltR&gt

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$346.59	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$381.24	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$346.59	$200,000

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$346.59	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$389.93	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$346.59	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.
		$346.59	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$381.24	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$346.59	$200,000

&lt/R&gt

OFFICERS**

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998
Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004
Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002
Principal Occupations:  Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004
&ltR&gt
Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.
&lt/R&gt

**    Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

&ltR&gt

 OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas M. O’Neill John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting, and the quality, integrity and independent audit of the Fund’s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund‘s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund‘s internal audit function.
Seven

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund‘s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund‘s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this Statement of Additional Information. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Two

&lt/R&gt

&ltR&gt

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in Federated Quality Bond Fund II	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000

Independent Board Member Name
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	None	Over $100,000
James F. Will	None	None

&lt/R&gt

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Portfolio Manager Information

The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year.

&ltR&gt

Types of Accounts Managed by Christopher Smith	Total Number of Additional Accounts Managed/ Total Assets*
Registered Investment Companies	6 Funds / $1,130.326 million
Other Pooled Investment Vehicles	0
Other Accounts	4 Accounts / $498.307 million
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none

Christopher Smith is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Portfolio’s benchmark (i.e., 75% Barclays Credit Bond Index/25% Barclays U.S. Corporate High Yield Bond Index), and vs. the designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Smith is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks and performance measures.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In addition, Mr. Smith serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

&lt/R&gt

&ltR&gt

Types of Accounts Managed by Joseph Balestrino	Total Number of Additional Accounts Managed/ Total Assets*
Registered Investment Companies	10 Funds / $5,989.688 million
Other Pooled Investment Vehicles	0
Other Accounts	1 Account / $39.477 million
* None of the Accounts has an advisory fee that is based on the performance of the account.

&lt/R&gt

Dollar value range of shares owned in the Fund: none

Joe Balestrino is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's benchmark (i.e. Barclays Intermediate Credit Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Balestrino is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP; IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In his role as Head of the U.S. Investment Grade Bond Group, Mr. Balestrino has oversight responsibility for other portfolios that he does not personally manage.  A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks and peer groups.  In addition, Mr. Balestrino serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income products.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website.  Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month.  The summary portfolio composition information may include identification of the Fund’s top ten holdings, and percentage breakdown of the portfolio by sector and credit quality.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website.  The Fund’s annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF.  Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund.  Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter.  This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund.  The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price.  Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer.  Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them.  Some fixed income securities may have only one primary market maker.  The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser, are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

&ltR&gt

On December 31, 2008, the Fund owned securities of the following regular broker/dealers:

JP Morgan	$4,172,762
Citigroup	$8,054,804
Bank of America	$4,996,534
Barclays	$1,238,470
Goldman Sachs	$4,974,182
Bear Stearns	$1,999,074
&lt/R&gt

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

&ltR&gt

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$2,293,978	$2,745,743	$3,031,447
Advisory Fee Reduction	$144,584	$266,078	$203,810
Advisory Fee Reimbursement	$--	$-	$0
Administrative Fee	$291,064	$348,709	$384,994
12b-1 Fee:
Primary Shares	$--	-—	—
Service Shares	$185,504	--	—
Shareholder Services Fee:
Primary Shares	$--	$—	—
Service Shares	$--	$—	—
&lt/R&gt

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
&ltR&gt

Total returns are given for the one-year, five-year and Start of Performance periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	Start of Performance on 4/28/1999
Primary Shares:
Total Return
Before Taxes	NA	(7.29)%	1.33%	3.75%
Yield	7.69%	NA	NA	NA
	30-Day Period	1 Year	5 Years	Start of Performance on 4/30/2002
Service Shares:
Total Return
Before Taxes	NA	(7.55)%	1.06%	2.62%
Yield	7.46%	NA	NA	NA

&lt/R&gt

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.  Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Financial Information

&ltR&gt The Financial Statements for the Fund for the fiscal year ended December 31, 2008 are incorporated herein by reference to the Annual Report to Shareholders of Federated Quality Bond Fund II dated December 31, 2008. &lt/R&gt

Investment Ratings

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

FEDERATED QUALITY BOND FUND II
Primary Shares
Service Shares

&ltR&gt
FEDERATED INVESTORS FUNDS
4000 ERICSSON DRIVE
WARRENDALE, PA 15086-7561
&lt/R&gt

Distributor

Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Investment Adviser

Federated Investment Management Company

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, MA 02110

Appendix

&ltR&gt

The following is a list of persons, other than the Adviser and its affiliates that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

&lt/R&gt

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
Citibank, N.A.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
&ltR&gt K&L Gates  &lt/R&gt
Reed Smith LLP

SERVICE PROVIDERS
&ltR&gt
Abel Noser Corp.
Aegon Institutional Markets
Ashland Partners & Company LLP
Astec Consulting Group, Inc.
Bank of America
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Citibank, NA
Computershare, Inc.
Eagle Investment Company
Edward Jones
FactSet
Fidelity
Financial Models Company LTD
Glass Lewis
Institutional Shareholder Services
J.P. Morgan Chase & Co.
Options Clearing Corp. (OCC)
RiskMetrics
StatPro Group Plc
SunGard
Vintage Filings
Wachovia Bank, National Association/Metropolitan West Securities LLC/MetWest Financials
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)
&lt/R&gt

SECURITY PRICING SERVICES
&ltR&gt
FRI Corp.
FT Interactive Data
Interactive Data Corporation
Pricing Direct
Reuters LPC
Thomson Reuters
&lt/R&gt

RATINGS AGENCIES
&ltR&gt
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services
&lt/R&gt

PERFORMANCE REPORTING/PUBLICATIONS
&ltR&gt
Aegon Institutional Markets
Emerging Market Funds Research, Inc
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
Morningstar Associates
MSCI Barra
NASDAQ
Vickers Stock Research
&lt/R&gt

OTHER
&ltR&gt
Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group LLC

&lt/R&gt

Federated
World-Class Investment Manager

Federated Insurance Series

PROSPECTUS

April 30, 2009

Federated Clover Value Fund II (Primary Shares) (Formerly, Federated American Leaders Fund II Primary Shares)
Federated Equity Income Fund II
Federated Fund for U.S. Government Securities II
Federated Mid Cap Growth Strategies Fund II
Federated High Income Bond Fund II (Primary Shares)
Federated International Equity Fund II
Federated Capital Appreciation Fund II (Primary Shares)
Federated Prime Money Fund II
Federated Quality Bond Fund II (Primary Shares)
Federated Kaufmann Fund II (Primary Shares)
Federated Capital Income Fund II

This Prospectus offers shares of 11 portfolios (individually referred to as a "Fund" or collectively as the "Funds") of Federated Insurance Series (the "Trust"), an open-end, management investment company. Shares of the Funds may be sold only to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts issued by the insurance companies. This Prospectus offers interests in the following 11 separate investment portfolios of the Trust, each having distinct investment objectives and policies:

  Federated Clover Value Fund II (Formerly, Federated American Leaders Fund II)--A mutual fund seeking primarily long-term growth of capital and secondary income by investing primarily in common stocks and other equity securities of U.S. companies with large, mid or small market capitalizations;
  Federated Equity Income Fund II--A mutual fund seeking to provide above average income and capital appreciation by investing in income-producing equity securities;
  Federated Fund for U.S. Government Securities II--A mutual fund seeking to provide current income by investing primarily in a diversified portfolio of U.S. government and government agency securities;
  Federated Mid Cap Growth Strategies Fund II--A mutual fund seeking capital appreciation by investing primarily in mid cap growth equity securities;
  Federated High Income Bond Fund II--A mutual fund seeking high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities;
  Federated International Equity Fund II--A mutual fund seeking to obtain a total return on its assets by investing in equity securities of foreign issuers located in at least three different countries outside of the United States;
  Federated Capital Appreciation Fund II--A mutual fund seeking capital appreciation by investing primarily in equity securities of large- and mid-cap companies;
  Federated Prime Money Fund II--A money market mutual fund seeking to provide current income consistent with stability of principal and liquidity by investing primarily in a portfolio of short-term, high-quality, fixed-income securities;
  Federated Quality Bond Fund II--A mutual fund seeking to provide current income by investing in a diversified portfolio of investment-grade, fixed-income securities;
  Federated Kaufmann Fund II--A mutual fund seeking capital appreciation by investing primarily in common stocks;
  Federated Capital Income Fund II--A mutual fund seeking to achieve high current income and moderate capital appreciation by investing primarily in equity and fixed-income securities that have higher relative income potential.

The separate accounts invest in one or more of the Funds in accordance with allocation instructions received from owners of life insurance policies and annuity contracts. Such allocation rights are described further in the Prospectus for the separate accounts. This Prospectus contains the information you should read and know before you invest in any of the Funds through the variable annuity contracts and variable life insurance policies offered by insurance companies which provide for investment in the Trust. Keep this Prospectus for future reference.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Shares are available exclusively as a funding vehicle for insurance companies writing variable life insurance policies and variable annuity contracts. Therefore, any comparison of the Funds to other mutual funds available directly to the general public would be inappropriate. This Prospectus should be accompanied by the Prospectuses for such variable contracts.

The Fees and Expenses tables and the Examples that follow them relate exclusively to the Funds' Shares. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Federated Clover Value Fund II 1

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 4

What are the Fund's Investment Strategies? 4

Federated Equity Income Fund II 5

Risk/Return Summary 5

What are the Fund's Fees and Expenses? 7

What are the Fund's Investment Strategies? 7

Federated Fund for U.S. Government Securities II 9

Risk/Return Summary 9

What are the Fund's Fees and Expenses? 11

What are the Fund's Investment Strategies? 11

Federated Mid Cap Growth Strategies Fund II 13

Risk/Return Summary 13

What are the Fund's Fees and Expenses? 15

What are the Fund's Investment Strategies? 16

Federated High Income Bond Fund II 16

Risk/Return Summary 16

What are the Fund's Fees and Expenses? 19

What are the Fund's Investment Strategies? 19

Federated International Equity Fund II 20

Risk/Return Summary 20

What are the Fund's Fees and Expenses? 23

What are the Fund's Investment Strategies? 24

Federated Capital Appreciation Fund II 25

Risk/Return Summary 25

What are the Fund's Fees and Expenses? 27

What are the Fund's Investment Strategies? 27

Fund History and Prior Performance of Related Fund 28

Federated Prime Money Fund II 28

Risk/Return Summary 28

What are the Fund's Fees and Expenses? 30

What are the Fund's Investment Strategies? 30

Federated Quality Bond Fund II 31

Risk/Return Summary 31

What are the Fund's Fees and Expenses? 33

What are the Fund's Investment Strategies? 33

Federated Kaufmann Fund II 34

Risk/Return Summary 34

What are the Fund's Fees and Expenses? 37

What are the Fund's Investment Strategies? 37

Federated Capital Income Fund II 38

Risk/Return Summary 38

What are the Fund's Fees and Expenses? 41

What are the Fund's Investment Strategies? 41

Temporary Investments 43

What are the Principal Securities in Which
the Funds Invest? 43

What are the Specific Risks of Investing in the Funds? 52

What Do Shares Cost? 57

How are the Funds Sold? 59

Payments to Financial Intermediaries 59

How to Purchase and Redeem Shares 59

Account and Share Information 60

Who Manages the Funds? 62

Legal Proceedings 66

Financial Information 66

Appendix A: Hypothetical Investment
and Expense Information 78

Federated Clover Value Fund II

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's primary investment objective is to seek long- term growth of capital. The Fund's secondary objective is to provide income. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund primarily invests in common stocks and other equity securities of U.S. companies with large, mid or small market capitalizations. The Fund's investment adviser (Adviser) seeks to achieve the Fund's investment objective by investing in common stocks and other equity securities of U.S. companies with large, mid or small market capitalizations that the Adviser believes are undervalued relative to the market or their historic valuations. The Fund invests in securities of U.S. companies operating in a broad range of industries based primarily on value characterizations such as price-cash flow, price-earnings and price-book value ratios. In selecting securities for the Fund, the Adviser will seek to identify companies whose stock is out-of-favor with investors.

As more fully described in this Prospectus, the Fund's investments may include, but are not limited to, the following: equity securities of domestic issuers (including American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies), derivative instruments and/or hybrid instruments, such as futures and options and exchange-traded funds (ETFs).

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's share price may decline suddenly or over a sustained period of time.
  Large-Sized Company Risks. The Fund may invest in large-size companies. Although diminished in larger capitalization companies, the risks of investing in all companies include business failure and, in addition, larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.
  Medium Sized Company Risks. The Fund may invest in mid-size companies. Mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies.
  Small Company Risks. The Fund may invest in smaller-capitalization companies. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
  Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. Effective April 30, 2009, the Fund changed its investment strategies to those described under "What are the Fund's Investment Strategies" in this Prospectus. Thus it should be noted that the performance shown below was achieved using a different investment strategy than that which is currently in use. The bar chart shows the variability of the Fund's Primary Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Primary Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's Primary Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was (15.04)%.

Within the periods shown in the bar chart, the Fund's Primary Shares highest quarterly return was 16.93% (quarter ended June 30, 2003). Its lowest quarterly return was (19.60)% (quarter ended September 30, 2002).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund's Primary Shares. The table also shows returns for the Russell 3000 Value Index (Russell 3000 Value), the Russell 1000 Value Index (Russell 1000 Value) and Standard & Poor's 500/Citigroup Value Index (S&P 500/CV), broad based market indexes, and the Lipper Variable Underlying Funds Large-Cap Value Average (LLCVFA), which is an average of funds with similar investment objectives. Russell 3000 Value, Russell 1000 Value and S&P 500/CV returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. LLCVFA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	(33.79)%	(4.23)%	(1.51)%
Russell 3000 Value1	(36.25)%	(0.72)%	1.69%
Russell 1000 Value1	(36.85)%	(0.79)%	1.36%
S&P 500/CV	(39.22)%	(1.72)%	0.10%
LLCVFA	(37.38)%	(3.15)%	(0.77)%

1 The Fund's investment adviser has elected to change the Fund's benchmark index from S&P 500/CV to Russell 3000 Value and Russell 1000 Value. The Russell 3000 Value and Russell 1000 Value are more representative of the securities typically held by the Fund.

What are the Fund's Fees and Expenses?

FEDERATED CLOVER VALUE FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Primary Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Primary Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.75%
Distribution (12b-1) Fee	None
Other Expenses3	0.59%
Total Annual Fund Operating Expenses	1.34%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived certain amounts. Additionally, the shareholder services provider did not charge its fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers and Reduction of Fund Expenses	0.34%
Total Actual Annual Fund Operating Expenses (after waivers and reduction)	1.00%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.70% for the fiscal year ended December 31, 2008.
3 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payment to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. In addition, the shareholder services provider did not charge, and therefore the Fund's Primary Shares did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund's Primary Shares (after the voluntary waiver and reduction) were 0.30% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Primary Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Primary Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Primary Shares operating expenses are before waivers and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$136
3 Years	$425
5 Years	$734
10 Years	$1,613

What are the Fund's Investment Strategies?

The Fund invests under normal market conditions at least 80% of its assets in equity securities of U.S. companies with large, mid or small market capitalizations that the Adviser believes to be undervalued relative to the market or their historic valuation. The Fund invests in securities of U.S. companies operating in a broad range of industries based primarily on value characterizations such as price-cash flow, price-earnings and price-book value ratios. In selecting specific securities for the Fund, the Adviser will seek to identify companies whose stock is out-of-favor with investors.

Under normal market conditions, the Fund invests its assets in a diversified portfolio of equity securities including common stocks, preferred stocks which are convertible into common stock, and ADRs which may constitute up to 20% of the Fund's assets. In addition to these equity securities, the Fund may also invest in debt securities convertible into common stock, and may invest up to 5% of its net assets in warrants and rights to purchase common stocks, and up to 10% of its net assets in equity interests issued by real estate investment trusts (REITs). Assets of the Fund not invested in the equity securities described above may be invested in other securities such as money market funds, exchange-traded funds and repurchase agreements. Under normal circumstances, up to 20% of the Fund's assets may be invested in money market or similar cash investments in order to maintain liquidity or if the Adviser determines that securities meeting the fund's investment objective are not otherwise reasonably available for purchase.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

Because the Fund was formerly named "Federated American Leaders Fund II," it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in U.S. equity or fixed-income investments.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Federated Equity Income Fund II

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide above average income and capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in income-producing equity securities, including securities that are convertible into common stocks. The Fund's investment adviser (Adviser) ordinarily selects value stocks that have a comparatively low volatility in share price relative to the overall equity market and which may provide relatively high dividend income, but may also select securities of companies that offer superior growth prospects.

The Fund may invest in derivative contracts to implement its investment strategies as more fully described below.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.
  Sector Risks. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.
  Investment Style Risk. Due to the Fund's value style of investing, the Fund's Share price may lag that of other Funds using a different investment style.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
  Risks of Foreign Investing. Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
  Currency Risks. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.
  Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's total return for the three-month period from January 1, 2009 to March 31, 2009 was (10.92)%.

Within the periods shown in the bar chart, the Fund's highest quarterly return was 15.71% (quarter ended June 30, 2003). Its lowest quarterly return was (16.62)% (quarter ended December 31, 2008).

Average Annual Total Return Table

Return Before Taxes is shown. The table also shows returns for the Russell 1000 Value Index (RU1000V), a broad-based market index, and the Fund's blended benchmark, consisting of 90% Russell 1000 Value Index/10% Merrill Lynch 91 Day Treasury Index (90%RU1000V/10%ML91DTB) and the Lipper Variable Underlying Funds Equity Income Average (LFEIA). RU1000V and 90%RU1000V/10%ML91DTB returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. LFEIA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index or average.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	(30.45)%	0.38%	(0.38)%
RU1000V	(36.85)%	(0.79)%	1.36%
90% RU1000V/10% ML91DTB	(32.96)%	(0.39)%	1.57%
LFEIA	(38.68)%	(3.23)%	(0.57)%

What are the Fund's Fees and Expenses?

FEDERATED EQUITY INCOME FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers and Reductions)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.75%
Distribution (12b-1) Fee3	0.25%
Other Expenses4	1.14%
Acquired Fund Fees and Expenses5	0.01%
Total Direct and Acquired Annual Fund Operating Expenses	2.15%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived certain amounts. Additionally, the distributor and shareholder services provider did not charge their fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers and Reductions of Fund Expenses	0.97%
Total Direct and Acquired Annual Fund Operating Expenses (after waivers and reductions)	1.18%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.35% for the fiscal year ended December 31, 2008.
3 The Fund did not pay or accrue the distribution (12b-1) fee during the fiscal year ended December 31, 2008. The Fund has no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending December 31, 2009.
4 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Additionally, the shareholder services provider did not charge, and therefore the Fund did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by Fund (after the voluntary waiver and reduction) were 0.82% for the fiscal year ended December 31, 2008.
5 The Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's indirect expenses from investing in the acquired funds is based upon the average allocation of the Fund's investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waiver) for the fiscal year ended December 31, 2008. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund's assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are before waivers and reductions as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$218
3 Years	$673
5 Years	$1,154
10 Years	$2,483

What are the Fund's Investment Strategies?

The Fund pursues its investment objective by investing primarily in income-producing equity securities, including securities that are convertible into common stocks. The Fund's holdings ordinarily will be in value stocks of large and middle capitalization companies. The Adviser attempts to manage the Fund so that, on average, the Fund's portfolio yield is greater than the yield of the S&P 500 Index.

The Adviser performs a review of potential issuers, looking at criteria appropriate to the Fund's investment goals. The Adviser examines primarily large and middle capitalization companies, which, in the Adviser's opinion, are trading at a low valuation in relation to their historic and current market prices, and to their expected future price based on projected earnings. In addition, the equity securities held by the Fund will generally have a history and an expectation of paying increasing dividends to shareholders.

The Adviser's process for selecting equity investments attempts to identify high-quality, mid- to large-cap companies with high relative dividend yields that are likely to maintain and increase their dividends. Small, rapidly growing companies typically reinvest their earnings into expansion and therefore do not pay dividends. A company's dividend yield is high when it is higher than the current yield of the stock market. By investing in companies with high relative dividend yields, the Adviser seeks to reduce the downside risk and volatility of the Fund's portfolio and to purchase undervalued stocks that may significantly increase in price as the market recognizes the company's true value.

After identifying candidates through a screening process, the Adviser performs fundamental research and analysis to select stocks that exhibit the most promising long-term value for the Fund's portfolio, as well as securities that exhibit growth characteristics. In selecting securities, the Adviser focuses on the current financial condition of the issuing company, in addition to examining its business and product strength, earnings quality, competitive position, management expertise and sustainability of current growth trends. In addition to these factors, it looks at the issuing company's earnings quality and sustainability of current growth trends. Further, the Adviser considers current economic, financial market, and industry factors, which may affect the issuing company. The Adviser's key buy criteria favor companies operating within mature industries, with long operating histories, that are market leaders, with well-known brand names or market franchises, or with above average sales and strong cash flows that have efficient capital allocation processes.

Companies with similar characteristics may be grouped together in broad categories called sectors. The Adviser diversifies the Fund's investments, limiting the Fund's risk exposure with respect to individual securities and industry sectors.

The Fund purchases convertible preferred stocks, convertible bonds and hybrid securities which have a higher yield than common stocks, and higher yielding fixed-income securities in order to increase the Fund's yield and to generally provide a measure of protection against market declines.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  increase or decrease the effective duration of the Fund portfolio;
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

Because the Fund refers to equity income investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to invest normally less than 80% of its assets in income producing equity investments.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Federated Fund for U.S. Government Securities II

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide current income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund's overall strategy is to invest in a portfolio consisting primarily of U.S. Treasury securities, U.S. government agency securities (including mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities), investment-grade non-governmental mortgage-backed securities and related derivative contracts. The Fund buys and sells portfolio securities based primarily on its market outlook and analysis of how securities may perform under different market conditions. The Fund evaluates its investment strategy by comparing the performance and composition of the Fund's portfolio to the performance and composition of a blended index comprised of an index composed of notes and bonds issued by the U.S. government and its agencies or instrumentalities and an index composed of mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities.

The Fund may invest in derivative contracts to implement its investment strategies as more fully described below.

The Fund intends to invest in the securities of U.S. government-sponsored entities (GSEs), including GSE securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government. Finally, the Fund may invest in GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
  Credit Risks. It is possible that issuers of non-governmental, mortgage-backed securities in which the Fund invests will fail to pay interest or principal on these securities when due, which would result in the Fund losing money.
  Liquidity Risks. The non-governmental, mortgage-backed securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.
  Risks Associated with Complex Collateralized Mortgage Obligations (CMOs). CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities.
  Risks Associated with Investing in Commercial Mortgage Backed Securities (CMBS). The risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. Therefore the value of these securities may change based upon actual or perceived changes in the value of commercial real estate. CMBS may also expose the Fund to interest rate, liquidity and credit risk.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, liquidity and leverage risks.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The Fund's Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's total return for the three-month period from January 1, 2009 to March 31, 2009 was 1.72%.

Within the periods shown in the bar chart, the Fund's highest quarterly return was 4.46% (quarter ended September 30, 2001). Its lowest quarterly return was (1.84)% (quarter ended June 30, 2004).

Average Annual Total Return Table

Return Before Taxes is shown. The table also shows returns for the Barclays Capital Mortgage-Backed Securities Index (BCMBS), and the Barclays Capital Government Index (BCGI), both broad-based market indexes, and a blended index (Blended Index) comprised of 67% Barclays Capital Mortgage-Backed Securities Index and 33% Barclays Capital Government Index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	4.28%	4.06%	4.86%
BCMBS	8.52%	5.59%	6.07%
BCGI	12.39%	6.06%	6.16%
Blended Index	9.80%	5.75%	6.10%

What are the Fund's Fees and Expenses?

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.60%
Distribution (12b-1) Fee	None
Other Expenses2	0.38%
Total Annual Fund Operating Expenses	0.98%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the shareholder services provider did not charge its fee. This is shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Reduction of Fund Expenses	0.25%
Total Actual Annual Fund Operating Expenses (after reduction)	0.73%
2 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The shareholder services provider did not charge, and therefore the Fund did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund (after the reduction) were 0.13% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are before reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$100
3 Years	$312
5 Years	$542
10 Years	$1,201

What are the Fund's Investment Strategies?

The Fund is intended to provide returns consistent with investments in U.S. government and government agency securities and mortgage-backed securities. The Fund also intends to qualify as a permissible investment for variable annuity contracts and variable life insurance policies, and will limit its investments accordingly. The Fund's overall strategy is therefore to invest in a portfolio consisting primarily of U.S. Treasury securities, U.S. government agency securities, investment-grade non-governmental mortgage- backed securities and related derivative contracts. The Fund determines whether securities are investment-grade based on credit ratings issued by one or more nationally recognized statistical rating organizations (NRSROs).

The Fund buys and sells portfolio securities based primarily on the Adviser's market outlook and analysis of how securities may perform under different market conditions. The Adviser's market outlook reflects multiple factors, including:

  current and expected U.S. economic growth;
  current and expected changes in the rate of inflation;
  the level of interest rates in other countries as compared to U.S. interest rates;
  the Federal Reserve Board's monetary policy; and
  technical factors affecting the supply or demand for specific securities or types of securities.

The Adviser's securities analysis considers, among other factors, the historical and expected performance of securities relative to their risks. Performance includes the potential for appreciation, as well as a security's expected yield. The analysis also considers some or all of the risks described below.

The Adviser evaluates the investment strategy by comparing the performance and composition of the Fund's portfolio to the performance and composition of a blended index comprised of an index composed of notes and bonds issued by the U.S. government and its agencies or instrumentalities and an index composed of mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities (the "Index").

Although there can be no assurance that the Fund's total return will exceed the Index's during any period, the Fund seeks to construct a portfolio that will perform favorably when compared to the Index over the long-term. In pursuing this strategy, the composition of the Fund's portfolio will vary from the composition of the Index. The Fund's portfolio may also include individual securities not represented in the Index.

The Adviser may seek to control risks by adopting policies that limit the extent to which the Fund's portfolio may vary from the Index. For example, under normal market conditions, the Adviser currently limits the effective duration of the Fund's portfolio to within 20% of the effective duration of the Index. Effective duration provides a measure of the price sensitivity of a fixed-income security or portfolio of fixed-income securities to changes in interest rates. The Adviser may change these limitations at any time without prior approval from the Fund's trustees or shareholders.

Mortgage-backed pass-through certificates are typically offered or traded on a "to-be-announced" or other delayed delivery basis. U.S. government securities may also be offered on a delayed delivery basis. The Fund will enter into trades on this basis in order to participate in these offerings or trade these securities. The Fund may also seek to increase its income by engaging in dollar-roll transactions.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  increase or decrease the effective duration of the Fund portfolio;
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

The Fund invests in overnight repurchase agreements or money market funds in order to maintain sufficient cash to pay for daily net redemptions and portfolio transactions.

Because the Fund refers to U.S. government securities in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to invest, under normal circumstances, less than 80% of its assets in U.S. government investments.

You should obtain a copy of the Fund's Statement of Additional Information (SAI) for a more detailed description of the Adviser's investment process.

Federated Mid Cap Growth Strategies Fund II

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in domestic mid-cap common stocks that offer superior growth prospects. The Fund may also invest in common stocks of foreign issuers (including American Depositary Receipts (ADRs)). Mid-cap companies are defined as those with market capitalizations similar to companies in the Russell Midcap Growth Index, which as of February 28, 2009, ranged from $42 million to $13 billion. The Fund may invest in derivative contracts to implement its investment strategies as more fully described herein.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's share price may decline suddenly or over a sustained period of time.
  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Liquidity Risks. The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.
  Currency Risks. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's total return for the three-month period from January 1, 2009 to March 31, 2009 was (5.18)%.

Within the periods shown in the bar chart, the Fund's highest quarterly return was 42.11% (quarter ended December 31, 1999). Its lowest quarterly return was (25.54)% (quarter ended December 31, 2008).

Average Annual Total Return Table

Return Before Taxes is shown. The table also shows returns for the Russell Midcap Growth Index (RMGI), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	(43.49)%	(1.25)%	0.38%
RMGI	(44.32)%	(2.33)%	(0.19)%

What are the Fund's Fees and Expenses?

FEDERATED MID CAP GROWTH STRATEGIES FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.75%
Distribution (12b-1) Fee	None
Other Expenses3	1.30%
Acquired Fund Fees and Expenses4	0.01%
Total Direct and Acquired Annual Fund Operating Expenses	2.06%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. Additionally, the shareholder services provider did not charge its fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers and Reduction of Fund Expenses	0.77%
Total Direct and Acquired Annual Fund Operating Expenses (after waivers and reduction)	1.29%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.32% for the fiscal year ended December 31, 2008.
3 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Additionally, the shareholder services provider did not charge, and therefore the Fund did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund (after the voluntary waiver and reduction) were 0.96% for the fiscal year ended December 31, 2008.
4 The Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's indirect expenses from investing in the acquired funds is based upon the average allocation of the Fund's investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waiver) for the fiscal year ended December 31, 2008. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund's assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are before waivers and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$209
3 Years	$646
5 Years	$1,108
10 Years	$2,390

What are the Fund's Investment Strategies?

The Fund pursues its investment objective by investing primarily in domestic mid cap company stocks that offer superior growth prospects. The Fund may also invest in common stocks (including American Depositary Receipts (ADRs)) of foreign issuers. The Fund also invests in convertible securities and preferred stocks issued by these domestic and foreign mid-cap companies. The Adviser evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. The Adviser then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using its own quantitative process, the Fund's investment adviser (Adviser) rates the future performance potential of companies. Using this type of analysis, the Adviser selects the most promising companies for the Fund's portfolio. A description of the various types of securities in which the Fund invests, and their risks, immediately follows the strategy discussion.

The Fund may also seek capital appreciation by buying securities in initial public offerings. The Fund will participate in such offerings without regard to the issuer's market capitalization. The Adviser may select initial public offerings based on its fundamental analysis of the issuer.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

Because the Fund refers to mid cap investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in mid-cap companies. For purposes of this limitation, mid cap companies will be defined as companies with market capitalizations similar to companies in the Russell Midcap Growth Index. The definition will be applied at the time of investment, and the Fund will not be required to sell an investment because a company's market capitalization has grown or reduced outside the market capitalization range of mid cap companies. As of February 28, 2009, the market capitalization of companies in the Russell Midcap Growth Index ranged from $42 million to $13 billion.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Federated High Income Bond Fund II

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to seek high current income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in a diversified portfolio of high-yield, lower-rated corporate bonds (also known as "junk bonds").

The Fund may invest in derivative contracts to implement its investment strategies as more fully described below.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Credit Risks. The corporate bonds in which the Fund invests have a higher default risk than investment-grade securities. Low-grade corporate bonds are almost always uncollateralized and subordinated to other debt that an issuing firm has outstanding.
  Liquidity Risks. Liquidity of individual corporate bonds varies considerably. Low-grade corporate bonds have less liquidity than investment-grade securities, which means that it may be more difficult to buy or sell a security at a favorable price or time.
  Risks Associated with Noninvestment-Grade Securities. Securities rated below investment-grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed- income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
  Risks Related to the Economy. Low-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Risks of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, currency, liquidity and leverage risks.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's Primary Shares investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Primary Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Primary Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's Primary Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was 5.41%.

Within the periods shown in the bar chart, the Fund's Primary Shares highest quarterly return was 7.56% (quarter ended June 30, 2003). Its lowest quarterly return was (19.65)% (quarter ended December 31, 2008).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund's Primary Shares. The table also shows returns for the Barclays Capital (formerly Lehman Brothers) High Yield 2% Issuer Constrained Index (BCHY2%ICI), a broad-based market index and the Lipper Variable Underlying Funds High Current Yield Average (LFHCYA), which is an average of funds with similar investment objectives. BCHY2%ICI returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. LFHCYA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index or an average.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	(25.99)%	(0.78)%	1.18%
BCHY2%ICI	(25.88)%	(0.84)%	2.28%
LFHCYA	(28.33)%	(2.96)%	(0.47)%

What are the Fund's Fees and Expenses?

FEDERATED HIGH INCOME BOND FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Primary Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Primary Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.60%
Distribution (12b-1) Fee	None
Other Expenses2	0.44%
Total Annual Fund Operating Expenses	1.04%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the shareholder services provider did not charge its fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Reduction of Fund Expenses	0.25%
Total Actual Annual Fund Operating Expenses (after reduction)	0.79%
2 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The shareholder services provider did not charge, and therefore the Fund's Primary Shares did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund's Primary Shares (after the reduction) were 0.19% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Primary Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Primary Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Primary Shares operating expenses are before reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$106
3 Years	$331
5 Years	$574
10 Years	$1,271

What are the Fund's Investment Strategies?

The Fund provides exposure to the high-yield, lower-rated corporate bond market. The Fund's investment adviser (Adviser) actively manages the Fund's portfolio seeking to realize the potentially higher returns of high-yield bonds (also known as "junk bonds") compared to returns of high-grade securities by seeking to minimize default risk and other risks through careful security selection and diversification. The Fund primarily invests in domestic high-yield bonds but may invest a portion of its portfolio in securities of issuers based outside of the United States.

The Adviser selects securities that it believes has attractive risk-return characteristics. The securities in which the Fund invests have high yields primarily because of the market's greater uncertainty about the issuer's ability to make all required interest and principal payments, and therefore about the return that will, in fact, be realized by the Fund.

The Adviser attempts to select bonds for investment by the Fund which offer high potential returns for the default risks being assumed. The Adviser's security selection process consists of a credit-intensive, fundamental analysis of the issuing firm. The Adviser's analysis focuses on the financial condition of the issuing firm, together with the issuer's business and product strength, competitive position and management expertise. Further, the Adviser considers current economic, financial market and industry factors, which may affect the issuer.

The Adviser attempts to minimize the Fund's portfolio credit risk through diversification. The Adviser selects securities to maintain broad portfolio diversification both by company and industry. The Adviser does not target an average maturity for the Fund's portfolio.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  increase or decrease the effective duration of the Fund portfolio;
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

Because the Fund refers to high-income bond investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed-income investments rated below investment-grade.

Federated International Equity Fund II

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to obtain a total return on its assets. The Fund's total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Fund expects that changes in market value will comprise the largest component of its total return. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in equity securities of companies based outside the United States.

The Fund's investment adviser's (Adviser) process for selecting investments is a combination of bottom-up selection and top-down analysis. Bottom-up stock selection emphasizes fundamental analysis by skilled portfolio managers while top-down analysis attempts to predict the impact of economic and market cycles. The Fund is not limited to investing according to any particular style, size of company or maintaining minimum allocations to any particular region or country. However, the Adviser anticipates that normally the Fund will primarily invest in mid- to large-capitalization companies based outside the United States that have been selected using the growth style of stock selection. However, to a lesser extent, the Fund may also invest in foreign companies based in emerging markets.

The Fund may invest in derivative contracts to implement its investment strategies as more fully described in this Prospectus.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Currency Risks. Because the exchange rates for currencies fluctuate daily, prices of the foreign market securities in which the Fund invests are more volatile than prices of securities traded exclusively in the United States.
  Emerging Markets Risks. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
  Risks Related to Investing for Growth. The growth stocks in which the Fund may invest are typically more volatile than traditional value stocks and may depend more on price changes than dividend returns.
  Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, credit, currency, liquidity and leverage risks.
  Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by risks of foreign investing than would otherwise be the case.
  Credit Risks. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance.
  Leverage Risks. The derivative contracts and hybrid instruments in which the Fund invests may be subject to leverage risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
  Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's total return for the three-month period from January 1, 2009 to March 31, 2009 was (11.41)%.

Within the periods shown in the bar chart, the Fund's highest quarterly return was 58.40% (quarter ended December 31, 1999). Its lowest quarterly return was (23.76)% (quarter ended September 30, 2008).

Average Annual Total Return Table

Return Before Taxes is shown. The table also shows returns for the Morgan Stanley Capital International Europe, Australasia & Far East Growth Index (MSCI-EAFE GI), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	(45.72)%	(2.53)%	(1.00)%
MSCI-EAFE GI	(42.70)%	1.43%	(1.30)%

What are the Fund's Fees and Expenses?

FEDERATED INTERNATIONAL EQUITY FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Anticipated Waivers, Reimbursement and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	1.00%
Distribution (12b-1) Fee	None
Other Expenses3	2.98%
Acquired Fund Fees and Expenses4	0.02%
Total Anticipated Direct and Acquired Annual Fund Operating Expenses5	4.00%

1 The percentages shown have been restated and are based on anticipated expenses for the entire fiscal year ending December 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator expect to waive and/or reimburse certain amounts. In addition, the shareholder services provider expects not charge its fee. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending December 31, 2009.
Total Anticipated Waivers, Reimbursement and Reduction of Fund Expenses	2.29%
Total Anticipated Direct and Acquired Annual Fund Operating Expenses (after anticipated waivers, reimbursement and reduction)	1.71%
2 The Adviser expects to voluntarily waive the management fee. The Adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending December 31, 2009. The management fee paid by the Fund (after voluntary waiver) was 0.82% for the fiscal year ended December 31, 2008.
3 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator expects to voluntarily waive a portion of its fee and the Adviser expects to voluntarily reimburse certain operating expenses of the Fund. The administrator and Adviser can terminate this anticipated voluntary waiver/reimbursement at any time. In addition, the shareholder services provider expects not to charge, and therefore the Fund will not accrue, its fee. This anticipated reduction can be terminated at any time. Total other expenses paid by the Fund (after the anticipated voluntary waiver, reimbursement and reduction) are expected to be 1.69% for the fiscal year ending December 31, 2009. Total other expenses paid by the Fund (after voluntary waiver and reduction) were 0.75% for the fiscal year ended December 31, 2008.
4 The Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund's investment in the acquired funds and upon the anticipated total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers) for the fiscal year ended December 31, 2008. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund's assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.
5 The Total Actual Annual Fund Operating Expenses paid by the Fund (after voluntary waivers and reduction, but excluding Acquired Fund Fees and Expenses) were 1.57% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are before anticipated waivers, reimbursement and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$402
3 Years	$1,218
5 Years	$2,051
10 Years	$4,206

What are the Fund's Investment Strategies?

The Fund pursues its investment objective by investing primarily in equity securities of companies based outside the United States.

The Adviser actively manages the Fund's portfolio. The Adviser's process for selecting investments is a combination of bottom-up stock selection and top-down analysis. Bottom-up stock selection emphasizes fundamental analysis of companies by skilled portfolio managers while top- down analysis attempts to predict the impact of economic and market cycles.

The Adviser seeks to identify individual companies with the potential for investment return. The investment return could result from the Adviser's view that a company has strong earnings growth potential, that a company is undervalued or based on generating income or the potential for income. The Fund is not limited to investing according to any particular style, size of company, or maintaining minimum allocations to any particular region or country. However, the Adviser anticipates that normally the Fund will primarily invest in mid- to large-capitalization companies based outside the United States that have been selected using the growth style of stock selection. However, to a lesser extent, the Fund may also invest in foreign companies based in emerging markets.

The Adviser selects stocks by attempting to evaluate the companies in the Fund's investment universe based on fundamental analysis of, and forecasting, their potential for future stock price appreciation. Key factors in this analysis are: evaluation of the quality of company management; industry position; financial strength; and expected future growth in earnings or cash flows. Before purchasing a stock, the Adviser weighs appreciation potential against market price to evaluate the stock's potential compared to its current price.

The Adviser attempts to manage the risk of relative underperformance of the stocks of the growth companies it selects in down markets by seeking to purchase growth stocks at reasonable prices. The Adviser manages the portfolio's exposure to random or unpredictable events that may adversely affect individual companies, or the risk that the Adviser is otherwise wrong in its analysis of any particular company, through portfolio diversification. There is no assurance these strategies will be successful in reducing portfolio risk. In addition, even if these strategies are successful, the Fund's portfolio is expected to have a relatively high price volatility.

While the Adviser does not take concentrated positions in individual stocks, the Adviser may emphasize business sectors or certain countries in the Fund's portfolio because they exhibit stronger growth potential, or appreciation potential, or both, or the Adviser believes it has greater skill (or fundamental analysis is more effective) in picking stocks in those sectors or countries.

The Fund may purchase shares of ETFs. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The Fund is not limited in the portion of its investments that are denominated in either foreign currency or in U.S. dollars. From time to time, the Fund may hedge a portion of its currency risk by using derivatives such as futures or forward contracts. Currency hedges can protect against price movements in a security that a fund owns that are attributable to changes in the value of the currency in which the security is denominated. Hedging may reduce gains or cause losses to the Fund if the hedged currency moves in a different manner than the Adviser anticipated or if the cost of the hedge outweighs its value. It is anticipated that the majority of the Fund's portfolio will not be hedged and will therefore remain subject to currency risk.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

Because the Fund refers to equity investments in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its assets in equity investments.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Federated Capital Appreciation Fund II

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus. This investment objective may be changed by the Fund's Trustees without shareholder approval.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in common stock of domestic companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued. The Fund may also invest in common stocks of foreign issuers (including American Depositary Receipts (ADRs)).

The Fund may invest in derivative contracts to implement its investment strategies as more fully described below.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Liquidity Risks. The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.
  Currency Risks. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Primary Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Primary Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's Primary Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was (10.33)%.

Within the periods shown in the bar chart, the Fund's Primary Shares highest quarterly return was 14.49% (quarter ended June 30, 2003). Its lowest quarterly return was (19.82)% (quarter ended March 31, 2001).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund's Primary Shares. The table also shows returns for the Standard & Poor's 500 Index (S&P 500), a broad-based market index and the Lipper Variable Underlying Funds Large Cap Core Average (LLCCA), an average of funds with similar objectives. S&P 500 returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. LLCCA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	Start of Performance1
Fund:
Return Before Taxes	(29.37)%	(0.26)%	(6.93)%
S&P 500	(37.00)%	(2.19)%	(3.98)%
LLCCA	(38.55)%	(3.55)%	(4.90)%

1 The Fund's Primary Shares start of performance date was June 19, 2000.

What are the Fund's Fees and Expenses?

FEDERATED CAPITAL APPRECIATION FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Primary Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Primary Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers and Reductions)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.85%
Distribution (12b-1) Fee3	0.25%
Other Expenses4	0.71%
Total Annual Fund Operating Expenses5	1.81%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived certain amounts. Additionally, the distributor and shareholder services provider did not charge their fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers and Reductions of Fund Expenses	0.63%
Total Actual Annual Fund Operating Expenses (after waivers and reductions)	1.18%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.76% for the fiscal year ended December 31, 2008.
3 The Fund did not pay or accrue the distribution (12b-1) fee for the Primary Shares during the fiscal year ended December 31, 2008. The Fund has no present intention of paying or accruing the distribution (12b-1) fee for the Primary Shares during the fiscal year ending December 31, 2009.
4 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. In addition, the shareholder services provider did not charge, and therefore the Fund's Primary Shares did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund's Primary Shares (after the voluntary waiver and reduction) were 0.42% for the fiscal year ended December 31, 2008.
5 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses paid by the Fund's Primary Shares (after the voluntary waiver and/or reimbursements) will not exceed 1.18% for the fiscal year ending December 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after February 28, 2010.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Primary Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Primary Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Primary Shares operating expenses are before waivers and reductions as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$184
3 Years	$569
5 Years	$980
10 Years	$2,127

What are the Fund's Investment Strategies?

The Fund pursues its investment objective by investing primarily in common stock of domestic companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued. This includes companies with market capitalizations in excess of $500 million. Market capitalization is determined by multiplying the number of outstanding shares by the current market price per share. The Fund may also invest in common stocks of foreign issuers (including ADRs). The Fund also invests in convertible securities and preferred stocks issued by these domestic and foreign companies. A description of the various principal types of securities in which the Fund invests, and their risks, immediately follows this strategy section.

The Fund invests primarily in stocks of companies that the Adviser expects to have better future prospects than are reflected in the prices of those stocks. In its stock selection process, the Fund uses fundamental and valuation analysis. The Adviser evaluates a company's fundamentals and attempts to project long-term future earnings growth rates. In addition, the Adviser employs valuation analysis as a framework for evaluating how the stock could be valued. The fundamental research is conducted by the Adviser's staff. Fundamental analysis includes, but is not limited to, examination of a company's product positioning, management quality and sustainability of growth trends. Valuation analysis frequently includes, but is not limited to, examining traditional valuation metrics, such as price-to-earnings, price-to-cashflow and price-to-sales ratios, on both an absolute and relative basis.

The Fund may also seek capital appreciation by buying securities in initial public offerings. The Fund will participate in such offerings without regard to the issuer's market capitalizations. The Adviser may select initial public offerings based on its fundamental analysis of the issuer.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Fund History and Prior Performance of Related Fund

Prior to April 30, 2002, the name of the Fund was "Federated Large Cap Growth Fund II." Effective April 30, 2002, the name of the Fund officially changed to "Federated Capital Appreciation Fund II." Simultaneously with the name change, the Fund began to implement its current investment strategy, which is substantially similar to the investment strategy of Federated Capital Appreciation Fund (FCAF), another mutual fund managed by the Fund's Adviser.

Because the Fund and FCAF are both managed by the Adviser and now have substantially similar investment strategies and policies, historical performance information for FCAF may be of interest to Fund investors, and is presented in the following table.

Average Annual Total Returns1 for the Periods Ended 3/31/2009
1 Year	(35.84)%
5 Years	(3.55)%
10 Years	0.30%

1 Performance figures are for the Class A Shares of FCAF, and reflect all fees and expenses charged to Class A Shares including the maximum 5.50% of sales charge applicable to Class A Shares. FCAF offers other classes of shares, whose performance will differ due to differences in charges and expenses.

With respect to the information contained in this table, please note the following:

  The performance history relates solely to FCAF and should not be considered as an indication of the past or future performance of the Fund (or the future performance of FCAF);
  The performance history of FCAF is not a substitute for the performance history of the Fund;
  The Fund has only been managed with the same investment strategy as FCAF since April 30, 2002. This, as well as any differences in applicable charges and expenses, will contribute to differing performance between the two funds in any given period;
  Unlike the Fund, FCAF is not offered to investors through a variable insurance product contract. Thus, its performance does not reflect any charges and expenses that would be imposed under a variable insurance product contract. Had the effect of such charges been included, the performance figures for FCAF would be lower; and
  Mutual fund performance changes over time and may vary significantly from what is shown above. Investment return and principal value will fluctuate, so when Shares are redeemed they may be worth more or less than the original cost.

Federated Prime Money Fund II

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund's investment objective is to provide current income consistent with stability of principal and liquidity. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in a portfolio of short-term, high-quality, fixed-income securities issued by banks, corporations and the U.S. government. The Fund will have a dollar-weighted average portfolio maturity of 90 days or less.

The Fund intends to invest in the securities of U.S. government-sponsored entities (GSEs), including GSE securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, even though the Fund is a money market fund that seeks to maintain a stable NAV, it is possible to lose money by investing in the Fund.

Credit risk is the possibility that an issuer of a security purchased by the Fund may default on the security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Money market funds try to minimize this risk by purchasing higher quality securities.

Risk/Return Bar Chart and Table

Historically, the Fund has maintained a constant $1.00 net asset value per Share. The bar chart shows the variability of the Fund's total returns on a calendar year-end basis.

The Fund's Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's total return for the three-month period from January 1, 2009 to March 31, 2009 was 0.27%.

Within the periods shown in the bar chart, the Fund's highest quarterly return was 1.53% (quarter ended December 31, 2000). Its lowest quarterly return was 0.13% (quarter ended June 30, 2004).

Average Annual Total Return Table

The following table represents the Fund's Average Annual Total Returns for the calendar period ended December 31, 2008.

Calendar Period	Fund
1 Year	2.54%
5 Years	3.06%
10 Years	3.16%

The Fund's 7-Day Net Yield as of December 31, 2008 was 1.77%. You may call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

What are the Fund's Fees and Expenses?

FEDERATED PRIME MONEY FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.50%
Distribution (12b-1) Fee	None
Other Expenses3	0.53%
Total Annual Fund Operating Expenses4	1.03%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived certain amounts. In addition, the shareholder services provider did not charge its fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers and Reduction of Fund Expenses	0.36%
Total Actual Annual Fund Operating Expenses (after waivers and reduction)	0.67%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.41% for the fiscal year ended December 31, 2008.
3 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. In addition, the shareholder services provider did not charge, and therefore the Fund did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund (after the voluntary waiver and reduction) were 0.26% for the fiscal year ended December 31, 2008.
4 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses paid by the Fund (after the voluntary waivers and reimbursements) will not exceed 0.67% for the fiscal year ending December 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through February 28, 2010.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are before waivers and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$105
3 Years	$328
5 Years	$569
10 Years	$1,259

What are the Fund's Investment Strategies?

The Fund invests primarily in a portfolio of high-quality, fixed-income securities issued by banks, corporations and the U.S. government, maturing in 397 days or less. The Fund will have a dollar-weighted average portfolio maturity of 90 days or less. The Fund's investment adviser (Adviser) actively manages the Fund's portfolio, seeking to limit the credit risk taken by the Fund and to select investments with enhanced yields. A description of the various types of securities in which the Fund principally invests, and their risks, immediately follows the strategy discussion.

The Adviser performs a fundamental credit analysis to develop an approved list of issuers and securities that meet the Adviser's standard for minimal credit risk. The Adviser monitors the credit risks of all portfolio securities on an ongoing basis by reviewing periodic financial data and ratings of nationally recognized statistical rating organizations (NRSROs).

The Adviser targets a dollar-weighted average portfolio maturity range based upon its interest rate outlook. The Adviser formulates its interest rate outlook by analyzing a variety of factors, such as current and expected U.S. economic growth; current and expected interest rates and inflation; and the Federal Reserve Board's monetary policy. The Adviser structures the portfolio by investing primarily in variable rate instruments and commercial paper to achieve a limited barbell structure. In this structure, the maturities of the Fund's investments tend to be concentrated towards the shorter and longer ends of the maturity range of the Fund's investments, rather than evenly spread across the range. The Adviser generally adjusts the portfolio's dollar-weighted average maturity by increasing or decreasing the maturities of the investments at the longer end of the barbell. The Adviser generally shortens the portfolio's maturity when it expects interest rates to rise and extends the maturity when it expects interest rates to fall. This strategy seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes.

INDUSTRY CONCENTRATION

The Fund may invest 25% or more of its assets in commercial paper issued by finance companies.

Federated Quality Bond Fund II

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide current income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests in a diversified portfolio of investment-grade, fixed-income securities consisting primarily of corporate debt securities, U.S. government and privately issued mortgage-backed securities, and U.S. Treasury and agency securities. The Fund's investment adviser (Adviser) seeks to enhance the Fund's performance by allocating relatively more of its portfolio to the security type that the Adviser expects to offer the best balance between current income and risk. Some of the corporate debt securities in which the Fund invests are considered to be "foreign securities," as that term is defined in this Prospectus. The foreign securities in which the Fund invests will be predominately denominated in U.S. dollars. The Fund may invest in derivative contracts to implement its investment strategies as more fully described herein.

Although the value of the Fund's Shares will fluctuate, the Adviser will seek to manage the magnitude of fluctuation by limiting, under normal market conditions, the Fund's dollar-weighted average maturity to between three and ten years and dollar-weighted average duration to between three and seven years. Maturity reflects the time until a fixed-income security becomes payable. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

The Fund intends to invest in the securities of U.S. government-sponsored entities (GSEs), including GSE securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations.
  Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
  Call and Prepayment Risks. The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below its current market value. For instance, when homeowners prepay their mortgages in response to current interest rates, the Fund will be required to reinvest the proceeds at the current interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Liquidity Risk. The fixed-income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.
  Risks Associated with Complex CMOs. The Fund may invest a portion of its assets in securities rated below investment grade which may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, currency, liquidity and leverage risks.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Primary Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Primary Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's Primary Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was 0.65%.

Within the periods shown in the bar chart, the Fund's Primary Shares highest quarterly return was 4.71% (quarter ended September 30, 2001). Its lowest quarterly return was (6.27)% (quarter ended September 30, 2008).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund's Primary Shares. The table also shows returns for the Barclays Capital U.S. Intermediate Credit Bond Index (BCICI), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	Start of Performance1
Fund:
Return Before Taxes	(7.29)%	1.33%	3.75%
BCICI	(2.76)%	2.52%	5.01%

1 The Fund's Primary Shares start of performance date was April 28, 1999.

What are the Fund's Fees and Expenses?

FEDERATED QUALITY BOND FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Primary Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Primary Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waiver and Reductions)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.60%
Distribution (12b-1) Fee3	0.25%
Other Expenses4	0.39%
Total Annual Fund Operating Expenses	1.24%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser waived certain amounts. Additionally, the distributor and shareholder services provider did not charge their fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waiver and Reductions of Fund Expenses	0.54%
Total Actual Annual Fund Operating Expenses (after waiver and reductions)	0.70%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.56% for the fiscal year ended December 31, 2008.
3 The Fund's Primary Shares did not pay or accrue the distribution (12b-1) fee during the fiscal year ended December 31, 2008. The Fund's Primary Shares have no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending December 31, 2009.
4 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payment to Financial Intermediaries" herein. The shareholder services provider did not charge, and therefore the Fund's Primary Shares did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund's Primary Shares (after the reduction) were 0.14% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Primary Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Primary Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Primary Shares operating expenses are before waiver and reductions as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$126
3 Years	$393
5 Years	$681
10 Years	$1,500

What are the Fund's Investment Strategies?

The Adviser actively manages the Fund's portfolio seeking current income within the Fund's investment policy parameters for limiting credit risk and Share price volatility attributable to interest rate risk. The Fund limits credit risk by investing exclusively in a diversified portfolio of investment-grade, fixed-income securities, consisting primarily of corporate debt securities, U.S. government issued mortgage-backed securities, and U.S. Treasury and agency securities. Investment-grade securities are rated in one of the four highest categories (BBB or higher) by a nationally recognized statistical rating organization (NRSRO), or if unrated, of comparable quality as determined by the Adviser.

The Fund's Share price volatility attributable to interest rate risk is managed by maintaining, under normal market conditions, a dollar-weighted average portfolio duration of between three and seven years. Further, the dollar-weighted average portfolio maturity of the Fund will normally be between three and ten years.

Within the Fund's three to seven-year portfolio duration range, the Adviser may seek to change the Fund's interest rate volatility exposure, by lengthening or shortening duration from time-to-time based on its interest rate outlook. If the Adviser expects interest rates to decline, it will generally lengthen the Fund's duration. If the Adviser expects interest rates to increase, it will generally shorten the Fund's duration. The Adviser formulates its interest rate outlook and otherwise attempts to anticipate changes in economic and market conditions by analyzing a variety of factors, such as:

  current and expected U.S. growth;
  current and expected interest rates and inflation;
  the Federal Reserve Board's monetary policy; and
  changes in the supply of or demand for U.S. government securities.

In addition to managing the Fund's portfolio duration, the Adviser seeks to enhance the Fund's current income by selecting securities, within the Fund's credit quality range, that the Adviser expects will offer the best relative value. In other words, in selecting securities, the Adviser assesses whether the Fund will be adequately compensated for assuming the risks (such as credit risk) of a particular security by comparing the security to other securities without those risks. The Adviser continually analyzes a variety of economic and market indicators in order to arrive at the projected yield "spread" of each security type. (The spread is the difference between the yield of a security versus the yield of a U.S. Treasury security with a comparable average life.) The security's projected spread is weighed against the security's credit risk (in the case of corporate securities) and its risk of prepayment (in the case of mortgage-backed securities) in order to complete the analysis.

Corporate debt securities generally offer higher yields than U.S. government securities to compensate for credit risk. Similarly, asset and mortgage-backed securities generally offer higher yields versus U.S. Treasury securities and non-mortgage-backed agency securities, to compensate for prepayment risk. The Adviser invests the Fund's portfolio seeking the higher relative returns of corporate debt securities and asset and mortgage-backed securities, when available, while maintaining appropriate portfolio diversification and attempting to limit the associated credit or prepayment risks.

The Adviser attempts to manage the Fund's credit risk by selecting corporate debt securities that make default in the payment of principal and interest less likely. The Adviser uses corporate earnings analysis to determine which business sectors and credit ratings are most advantageous for investment by the Fund. In selecting individual corporate fixed-income securities, the Adviser analyzes a company's business, competitive position and financial condition to assess whether the security's credit risk is commensurate with its potential return. Some of the corporate debt securities in which the Fund invests are considered to be "foreign securities," as that term is defined in the Prospectus. For example, a corporate debt security will be treated as a "foreign security" if the issuer derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country. The foreign securities in which the Fund invests will be predominately denominated in the U.S. dollar.

The Adviser attempts to manage the Fund's prepayment risk by selecting mortgage-backed securities with characteristics that make prepayment less likely. Characteristics that the Adviser may consider in selecting securities include the average interest rates of the underlying mortgages and the federal agencies (if any) that securitize the mortgages. The Adviser attempts to assess the relative returns and risks for mortgage-backed securities by analyzing how the timing, amount and division of cash flows might change in response to changing economic and market conditions.

There is no assurance that the Adviser's efforts to forecast market interest rates and assess the impact of market interest rates in particular will be successful.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  increase or decrease the effective duration of the Fund portfolio;
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

Federated Kaufmann Fund II

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

To achieve its objective, the Fund invests primarily in the stocks of small and medium-sized companies that are traded on national security exchanges, the NASDAQ stock market and on the over-the-counter market.

Up to 30% of the Fund's net assets may be invested in foreign securities. Solely for purposes of complying with this policy an issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this Prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this policy but may still be subject to risks associated with foreign securities. The Adviser's and Sub-Adviser's (collectively, Adviser) process for selecting securities is bottom-up and growth-oriented.

The Fund may invest in derivative contracts to implement its investment strategies as more fully described in this Prospectus.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product, or service base and limited access to capital, they may be more likely to fail than larger companies.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Liquidity Risks. The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Emerging Markets Risks. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economics.
  Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Credit Risks. Credit risk includes the possibility that a party to a transaction will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, liquidity and leverage risks.
  Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.
  Interest Rate Risks. Prices of fixed-income securities will generally fall when interest rates rise.
  Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Primary Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Primary Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's Primary Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was (6.43)%.

Within the periods shown in the bar chart, the Fund's Primary Shares highest quarterly return was 23.90% (quarter ended June 30, 2003). Its lowest quarterly return was (22.83)% (quarter ended December 31, 2008).

Average Annual Total Return Table

Return Before Taxes is shown. The table also shows returns for the Russell Midcap Growth Index (RMGI), a broad based market index and the Lipper Variable Underlying Funds Mid-Cap Growth Average (LMCGA). RMGI returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. LMCGA returns do not reflect sales charges. However, total returns of the LMCGA are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.

(For the Period Ended December 31, 2008)

	1 Year	5 Year	Start of Performance1
Fund:
Return Before Taxes	(41.79)%	0.64%	2.47%
RMGI	(44.32)%	(2.33)%	(0.16)%
LMCGA	(45.46)%	(3.06)%	(1.77)%

1 The Fund's Primary Shares start of performance date was April 30, 2002.

What are the Fund's Fees and Expenses?

FEDERATED KAUFMANN FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Primary Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Primary Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers and Reductions)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	1.43%
Distribution (12b-1) Fee3	0.25%
Other Expenses4	0.74%
Total Annual Fund Operating Expenses	2.42%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived certain amounts. Additionally, the distributor and shareholder services provider did not charge their fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers and Reductions of Fund Expenses	0.89%
Total Actual Annual Fund Operating Expenses (after waivers and reductions)	1.53%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 1.07% for the fiscal year ended December 31, 2008.
3 The Fund's Primary Shares did not pay or accrue the distribution (12b-1) fee during the fiscal year ended December 31, 2008. The Fund's Primary Shares have no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending December 31, 2009.
4 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. In addition, the shareholder services provider did not charge, and therefore the Fund's Primary Shares did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund's Primary Shares (after the voluntary waiver and reduction) were 0.46% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Primary Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Primary Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Primary Shares operating expenses are before waivers and reductions as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$245
3 Years	$755
5 Years	$1,291
10 Years	$2,756

What are the Fund's Investment Strategies?

In seeking to meet its investment objective, the Fund invests primarily in the stocks of small and medium-sized companies that are traded on national security exchanges, NASDAQ stock market, and on the over-the-counter market. Up to 30% of the Fund's net assets may be invested in foreign securities. Solely for purposes of complying with this policy an issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this Prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business and/or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this policy but may still be subject to risks associated with foreign securities. When investing in foreign securities, the Fund's Adviser may emphasize investment in a particular country or group of countries which may subject the Fund to the risks of investing in such country or group of countries and/or emerging market risks to a greater extent than if the Fund's foreign security exposure was diversified over a greater number of countries. When deciding which securities to buy, the Fund considers:

  the growth prospects of existing products and new product development;
  the economic outlook of the industry;
  the price of the security and its estimated fundamental value; and
  relevant market, economic and political environments.

The Fund's Adviser use a bottom-up approach to portfolio management. There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. This hands-on approach means that in addition to sophisticated computer analysis, the Adviser may conduct in-depth meetings with management, industry analysts and consultants. Through this interaction with companies the Adviser seeks to develop a thorough knowledge of the dynamics of the businesses in which the Fund invests.

The Fund assesses individual companies from the perspective of a long-term investor. It buys stocks of companies that it believes:

  are profitable and leaders in the industry;
  have distinct products and services which address substantial markets;
  can rapidly grow annual earnings over the next three to five years; and
  have superior proven management and solid balance sheets.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, or the intermediate and long-term prospects become poor.

The Fund may loan up to 30% of its total assets in the form of its portfolio securities to unaffiliated broker/dealers, banks, or other recognized institutional borrowers to generate additional income. The Fund receives cash, U.S. Treasury obligations, and/or other liquid securities as collateral. The Fund also may invest up to 15% of its net assets in illiquid securities.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

Federated Capital Income Fund II

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to achieve high current income and moderate capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objectives by investing in both equity and fixed-income securities that have high relative income potential. The Fund's investment adviser's (Adviser) process for selecting equity investments attempts to identify mature, mid- to large-cap value companies with high relative dividend yields that are likely to maintain or increase their dividends. The Adviser selects fixed-income investments that offer high current yields. The Adviser expects that these fixed-income investments will primarily be investment-grade debt securities, domestic noninvestment-grade debt securities (also known as "junk bonds") and foreign fixed-income securities, including emerging market debt securities. The Adviser continuously analyzes a variety of economic and market indicators, considers the expected performance and risks unique to these categories of fixed-income investments, and attempts to strategically allocate among the categories to achieve strong income across changing business cycles. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets.

The Fund intends to invest in the securities of U.S. government-sponsored entities (GSEs), including GSE securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

The Fund may invest in derivative contracts to implement its investment strategies as more fully described herein.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Risks Related to Investing for Value. The Fund generally uses a "value" style of investing, so that the Fund's Share price may lag that of other funds using a different investment style.
  Credit Risks. It is possible that issuers of fixed-income securities in which the Fund invests will fail to pay interest or principal on these securities when due, which would result in the Fund losing money.
  Liquidity Risks. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment-grade or are not widely held. Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
  Risks Associated with Noninvestment-Grade Securities. Securities rated below investment-grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
  Risks Related to the Economy. Low-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop of the overall value of the stock market based on negative developments in the U.S. and global economies.
  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than could otherwise be the case.
  Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Emerging Markets Risks. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
  Currency Risks. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
  Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's total return for the three-month period from January 1, 2009 to March 31, 2009 was (0.57)%.

Within the periods shown in the bar chart, the Fund's highest quarterly return was 13.73% (quarter ended June 30, 2003). Its lowest quarterly return was (18.65)% (quarter ended September 30, 2002).

Average Annual Total Return Table

Return Before Taxes is shown. The table also shows returns for the Standard & Poor's 500 Index (S&P 500) and the Russell 1000 Value Index (RU1000V), both broad-based market indexes, a blend of indexes (the Blended Index) comprised of 40% Russell 1000 Value Index/20% Barclays Capital Emerging Market Bond Index/20% Barclays Capital High Yield 2% Issuer Constrained Index/20% Barclays Capital Mortgage-Backed Securities Index and the Lipper Variable Underlying Funds Income Average (LFIA). LFIA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	(20.38)%	2.28%	(1.96)%
Blended Index	(21.16)%	1.51%	4.14%
S&P 500	(37.00)%	(2.19)%	(1.38)%
RU1000V	(36.85)%	(0.79)%	1.36%
LFIA	(38.68)%	(3.23)%	(0.57)%

What are the Fund's Fees and Expenses?

FEDERATED CAPITAL INCOME FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers, Reimbursement and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.75%
Distribution (12b-1) Fee	None
Other Expenses3	1.01%
Acquired Fund Fees and Expenses4	0.15%
Total Direct and Acquired Annual Fund Operating Expenses	1.91%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. Additionally, the shareholder services provider did not charge its fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers, Reimbursement and Reduction of Fund Expenses	0.63%
Total Direct and Acquired Annual Fund Operating Expenses (after waivers, reimbursement and reduction)	1.28%
2 The Adviser voluntarily waived and reimbursed a portion of the management fee. The Adviser can terminate this voluntary waiver and reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver and reimbursement) was 0.44% for the fiscal year ended December 31, 2008.
3 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. In addition, the shareholder services provider did not charge, and therefore the Fund did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund (after the voluntary waiver and reduction) were 0.69% for the fiscal year ended December 31, 2008.
4 The Fund's shareholders indirectly bear the expenses of the acquired funds which the Fund invests. The Fund's indirect expense from investing in the acquired funds is based upon the average allocation of the Fund's investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waiver) for the fiscal year ended December 31, 2008. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are before waivers, reimbursement and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$194
3 Years	$600
5 Years	$1,032
10 Years	$2,233

What are the Fund's Investment Strategies?

The Fund pursues its investment objectives by investing in equity and fixed-income securities that have high relative income potential. The Fund's portfolio will normally be invested in both stocks and bonds. A description of the various types of securities in which the Fund principally invests, and their risks, immediately follows this strategy section.

The Adviser actively manages the Fund's portfolio seeking to provide shareholders with higher current income and less volatility than would normally be available from a portfolio invested entirely in equities. The Fund seeks to provide, in a single portfolio, substantially all of the active management opportunities consistent with its investment objective in balancing income opportunities and risk across equity and fixed-income markets and sectors and in selecting securities within equity and fixed-income market sectors.

The performance of the Fund should be evaluated over longer periods of time. Even small differences in shorter time periods for comparison can have a substantial impact on returns. For example, the so-called "value premium" (the historical outperformance of value stocks over growth stocks) occurs only over longer time periods. The Fund's fixed-income portfolio will be invested primarily to maximize income instead of total return.

The Adviser divides the Fund's portfolio between equity and fixed-income investments by first allocating an amount to fixed-income investments sufficient to achieve a minimum income consistent with the Fund's objective of emphasizing relatively high current income. The Adviser then adjusts the initial allocation based on the Adviser's expectations for the performance and risk of the stocks and bonds in which the Fund invests while taking into consideration the Fund's objective of emphasizing relatively high current income.

The Adviser's process for selecting equity investments attempts to identify mid- to large-cap value companies with high relative dividend yields that are likely to maintain or increase their dividends. Small, rapidly growing companies typically reinvest their earnings into expansion and therefore do not pay dividends.

A company's dividend yield is high when it is higher than the current yield of the stock market. By investing in companies with high relative dividend yields, the Adviser seeks to reduce the downside risk and volatility of the Fund's portfolio and to purchase undervalued stocks that may significantly increase in price as the market recognizes the company's true value.

After identifying investment candidates through a screening process, the Adviser performs fundamental research and analysis to select stocks. The Adviser's key buy criteria favor companies operating within mature industries, with long operating histories, that are market leaders, with well- known brand names or market franchises, or with above- average sales and strong cash flows that have efficient capital allocation processes.

The Adviser's process for selecting fixed-income investments begins by allocating the fixed-income portion of the Fund's portfolio among primarily the following three categories of the fixed-income market: investment-grade corporate debt securities; domestic noninvestment-grade debt securities; and foreign fixed-income securities, including emerging market debt securities. Historically, these three categories have both offered higher current yields than U.S. government and mortgage-backed securities and had a low correlation of returns. Therefore, the Adviser continuously analyzes a variety of economic and market indicators, considers the expected performance and risks unique to each category, and attempts to strategically allocate among the categories to achieve strong income across changing business cycles while using the low correlation of returns to reduce portfolio risk.

The selection of individual fixed-income securities involves an approach that is specific to each category of securities and that relates, in part, to the risks inherent in the underlying sectors that comprise each category. These risks include credit risk, interest rate risk, currency risk and risks of foreign investing. The following are examples of the analyses used by the Adviser to select securities:

The Adviser employs a fundamental analysis to determine the best corporate debt securities within specific credit quality constraints. For investments in corporate issuers, the Adviser analyzes the business, competitive position, and general financial condition of the issuer to determine whether a security's credit risk is commensurate with its potential return. The Fund may also invest in U.S. government and mortgage-backed securities when it believes those securities offer better relative value than investment-grade, corporate-debt securities.

Noninvestment-grade corporate-debt issues (also known as "junk bonds" or "high-yield bonds") have higher yields than investment-grade issues. The Adviser attempts to select high-yield bonds that offer superior potential returns for the default risks being assumed.

The Fund invests in both foreign government and foreign corporate debt obligations, which may be denominated in either foreign currency or U.S. dollars. The issuers of these securities may be located in either emerging or developed markets. Investors in emerging market debt securities receive higher yields as compensation for assuming the higher credit risks of the issuers or other market risks of investing in emerging market countries. Historically, returns of emerging market debt securities have had low correlation with the returns of both lower-rated debt securities issued by corporations in the United States (high- yield bonds) and investment-grade securities of developed market countries. As a result, the addition of these securities to the portfolio may reduce portfolio risk and still provide the benefits of higher average portfolio returns over longer periods of time. There is no assurance that this relatively low correlation of returns will continue in the future. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and or currency markets.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  increase or decrease the effective duration of the Fund portfolio;
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Temporary Investments

The Funds may temporarily depart from their principal investment strategies by investing their assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect a Fund's investment returns and/or the ability to achieve a Fund's investment objectives.

What are the Principal Securities in Which the Funds Invest?

The following is a listing of securities in which the Funds may invest and their definitions:

FEDERATED CLOVER VALUE FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED KAUFMANN FUND II, FEDERATED CAPITAL INCOME FUND II

Equity Securities

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business.

COMMON STOCKS

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

FEDERATED HIGH INCOME BOND FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED CLOVER VALUE FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may also treat such redeemable preferred stock as a fixed-income security.

FEDERATED INTERNATIONAL EQUITY FUND II

Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

FEDERATED EQUITY INCOME FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED CLOVER VALUE FUND II

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

FEDERATED CLOVER VALUE FUND II

Warrants and Rights

Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) until a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FEDERATED EQUITY INCOME FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED HIGH INCOME BOND FUND II, FEDERATED PRIME MONEY FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED KAUFMANN FUND II, FEDERATED CAPITAL INCOME FUND II

Fixed-Income Securities

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED QUALITY BOND FUND II, FEDERATED KAUFMANN FUND II, FEDERATED CAPITAL INCOME FUND II

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED PRIME MONEY FUND II

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

FEDERATED HIGH INCOME BOND FUND II, FEDERATED PRIME MONEY FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL INCOME FUND II

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

FEDERATED PRIME MONEY FUND II

Commercial Paper

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.

FEDERATED HIGH INCOME BOND FUND II, FEDERATED PRIME MONEY FUND II

Demand Instruments

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. A Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL INCOME FUND II

Mortgage-Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED QUALITY BOND FUND II

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

Sequential CMOs - In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACs, TACs and Companion Classes - More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs and POs - CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Floaters and Inverse Floaters - Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as the London Interbank Offered Rate (LIBOR). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z Classes and Residual Classes - CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

Non-Governmental Mortgage-Backed Securities

Non-governmental mortgage-backed securities (including non-governmental CMOs) are issued by private entities, rather than by U.S. government agencies. The non-governmental mortgage-backed securities in which the Fund invests will be treated as mortgage related asset- backed securities. These securities involve credit risks and liquidity risks. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by the Fund with respect to such payments.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities (CMBS) represent interests in mortgage loans on commercial real estate, such as loans for hotels, shopping centers, office buildings and apartment buildings. Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments. The Fund may invest in individual CMBS issues or, alternately, may gain exposure to the overall CMBS market by investing in a derivative contract, the performance of which is related to changes in the value of a domestic CMBS index. The risks associated with CMBS reflect the risks of investing in the commercial real estate securing the underlying mortgage loans and are therefore different from the risks of other types of MBS. Additionally, CMBS may expose the Fund to interest rate, liquidity and credit risks.

Mortgage-Related, Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgage-backed securities issued by U.S. government agencies. Most asset-backed securities involve consumer or commercial debts. The Fund will purchase only mortgage-related, asset-backed securities, examples of which include, but are not limited to, home equity loans and manufactured housing obligations. Asset-backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset-backed securities have prepayment risks. Asset-backed securities may be issued by a private entity and, although these securities must be rated investment-grade, they present credit risks.

FEDERATED HIGH INCOME BOND FUND II, FEDERATED PRIME MONEY FUND II, FEDERATED QUALITY BOND FUND II

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

FEDERATED PRIME MONEY FUND II

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Insurance Contracts

Insurance contracts include guaranteed investment contracts, funding agreements and annuities. Insurance contracts generally provide that the purchaser will deposit money with the insurance company and the insurance company will pay interest for the life of the contract and return the principal at maturity. The Fund treats these contracts as fixed-income securities.

Municipal Securities

Municipal securities are issued by states, counties, and other political subdivisions and authorities.

FEDERATED HIGH INCOME BOND FUND II

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED PRIME MONEY FUND II, FEDERATED CAPITAL INCOME FUND II

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.

FEDERATED EQUITY INCOME FUND II, FEDERATED HIGH INCOME BOND FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED CLOVER VALUE FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II

Convertible Securities

Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non- convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

FEDERATED CAPITAL INCOME FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED HIGH INCOME BOND FUND II

Loan Instruments

The Fund may invest in loan (and loan-related) instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments may include loans made in connection with trade financing transactions. Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger.

Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property (such as receivables, tangible goods, real property, or commodities), which is commonly referred to as collateral. The purpose of securing a loan is to allow the lenders to exercise their rights over the collateral if the loan is not repaid as required by the terms of lending agreement. Unsecured loans expose the lenders to increased credit risk.

The loan instruments in which the Fund may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets).

The Fund treats loan instruments as a type of fixed-income security. Investments in loan instruments may expose the Fund to interest rate risk, risks of foreign investing, credit risk, liquidity risk, risks of noninvestment-grade securities, risks of emerging markets, and leverage risk. (For purposes of the descriptions in this Prospectus of these various risks, references to "issuer," include borrowers in loan instruments.) Many loan instruments incorporate risk mitigation and insurance products into their structures, in order to manage these risks. There is no guarantee that these risk management techniques will work as intended.

FEDERATED EQUITY INCOME FUND II, FEDERATED HIGH INCOME BOND FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED PRIME MONEY FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED KAUFMANN FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II

Foreign Securities

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED KAUFMANN FUND II

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

FEDERATED CLOVER VALUE FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED EQUITY INCOME FUND II

ADRs and Domestically Traded Securities of Foreign Issuers

American Depositary Receipts, which are traded in U.S. markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in U.S. markets.

FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED HIGH INCOME BOND FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

FEDERATED CAPITAL INCOME FUND II

Foreign Government Securities

Foreign government securities generally consist of fixed- income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

FEDERATED CLOVER VALUE FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED HIGH INCOME BOND FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED KAUFMANN FUND II, FEDERATED CAPITAL INCOME FUND II

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as currency futures and currency forward contracts.

OPTION CONTRACTS

Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

SWAP CONTRACTS

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which a Fund may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps and currency swaps.

SPECIAL TRANSACTIONS

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED PRIME MONEY FUND II

Repurchase Agreements

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting a Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

A Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

TO BE ANNOUNCED SECURITIES (TBAS)

As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage- backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

DOLLAR ROLLS

Dollar rolls are transactions where the Fund sells mortgage- backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage-backed securities. Dollar rolls are subject to interest rate risks and credit risks.

FEDERATED CLOVER VALUE FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED HIGH INCOME BOND FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED KAUFMANN FUND II, FEDERATED CAPITAL INCOME FUND II

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

FEDERATED KAUFMANN FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CLOVER VALUE FUND II

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

FEDERATED KAUFMANN FUND II

Illiquid Securities

Illiquid securities are securities for which there is no readily available market or securities with legal or contractual restrictions. These may include private placements, repurchase agreements maturing in more than seven days, and securities eligible for resale under Rule 144A of the Securities Act of 1933.

FEDERATED EQUITY INCOME FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED PRIME MONEY FUND II, FEDERATED CLOVER VALUE FUND II, FEDERATED KAUFMANN FUND II

Investing in Securities of Other Investment Companies

Each Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies and managing its uninvested cash. These other investment companies are managed independently of a Fund and incur additional expenses. Therefore, any such investment by a Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses.

FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL INCOME FUND II; FEDERATED EQUITY INCOME FUND II, FEDERATED CLOVER VALUE FUND II, FEDERATED KAUFMANN FUND II

Investing in ETF Funds

The Fund may also invest in ETFs as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Investment Ratings for Investment-Grade Securities for Federated Fund for U.S. Government Securities II

The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor's, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment-grade. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but not be required to sell it.

Investment Ratings for Federated Prime Money Fund II

The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more NRSROs or be deemed by the Adviser to be of comparable quality to securities having such ratings.

Investment Ratings for Investment-Grade Securities for Federated Quality Bond Fund II

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

What are the Specific Risks of Investing in the Funds?

Although there are many factors which may affect an investment in the Funds, the principal risks of investing in the Funds are described below:

FEDERATED CLOVER VALUE FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED KAUFMANN FUND II, FEDERATED CAPITAL INCOME FUND II

Stock Market Risks

The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

FEDERATED CLOVER VALUE FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED KAUFMANN FUND II

Sector Risks

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED KAUFMANN FUND II

Liquidity Risks

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED KAUFMANN FUND II, FEDERATED INTERNATIONAL EQUITY FUND II

Risks Related to Investing for Growth

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

FEDERATED CLOVER VALUE FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED CAPITAL INCOME FUND II

Risk Related to Investing for Value

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED CLOVER VALUE FUND II

Medium Size Company Risks

The Fund may invest in mid-size companies. Mid- capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. You should expect that the value of the Fund's shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED KAUFMANN FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED CLOVER VALUE FUND II

Risks Related to Company Size

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

FEDERATED CLOVER VALUE FUND II

Large Sized Company Risks

The Fund may invest in large-size companies. Although diminished in larger capitalization companies, the risks of investing in all companies include business failure and in addition, larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED KAUFMANN FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED HIGH INCOME BOND FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II

Currency Risks

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

FEDERATED HIGH INCOME BOND FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED KAUFMANN FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED PRIME MONEY FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II

Risks of Foreign Investing

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing, and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive, and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

FEDERATED CLOVER VALUE FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED INTERNATIONAL EQUITY FUND II

Risks of Investing in ADRS and Domestically Traded Securities of Foreign Issuers

Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED KAUFMANN FUND II, FEDERATED HIGH INCOME BOND FUND II

Emerging Markets Risks

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED KAUFMANN FUND II

Custodial Services and Related Investment Costs

Custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss or theft of its assets.

FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED KAUFMANN FUND II

Risks of Investing in Exchange-Traded Funds

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED HIGH INCOME BOND FUND II, FEDERATED PRIME MONEY FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED KAUFMANN FUND II, FEDERATED CAPITAL INCOME FUND II

Interest Rate Risks

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED HIGH INCOME BOND FUND II, FEDERATED PRIME MONEY FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED KAUFMANN FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CLOVER VALUE FUND II

Credit Risks

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed-income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL INCOME FUND II

Prepayment Risks

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage- backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

FEDERATED QUALITY BOND FUND II

Call Risks

Call risk is the possibility that an issuer may redeem a fixed- income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.

FEDERATED HIGH INCOME BOND FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED KAUFMANN FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED CLOVER VALUE FUND II

Liquidity Risks

Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. Trading opportunities are more limited for CMOs that have complex terms or that are not widely held.

These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security, or keep the position open, and the Fund could incur losses.

FEDERATED INTERNATIONAL EQUITY FUND II

Liquidity Risks

Trading opportunities are more limited for equity securities issued by companies located in emerging markets. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading may also lead to greater price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

FEDERATED PRIME MONEY FUND II

Sector Risks

A substantial part of the Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these entities.

FEDERATED HIGH INCOME BOND FUND II, FEDERATED KAUFMANN FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CLOVER VALUE FUND II

Leverage Risks

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

FEDERATED HIGH INCOME BOND FUND II, FEDERATED CAPITAL INCOME FUND II

Risks Associated with Noninvestment-Grade Securities

Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Risks Related to the Economy

The prices of high-yield securities are affected by the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative development in the U.S. and global economies.

FEDERATED CLOVER VALUE FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED HIGH INCOME BOND FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED KAUFMANN FUND II, FEDERATED CAPITAL INCOME FUND II

Risks of Investing in Derivative Contracts and Hybrid Instruments

The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

FEDERATED QUALITY BOND FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES

Risks Associated with Complex CMOs

CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES

Risks Associated with Investing in Commercial Mortgage Backed Securities (CMBS)

The risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. Therefore the value of these securities may change based upon actual or perceived changes in the value of commercial real estate in those markets in which the underlying property is located, the ability of commercial borrowers to meet loan obligations, the ability of a property to attract and retain tenants and the ability of tenants to make lease payments. CMBS may also expose the Fund to interest rate, liquidity and credit risk.

What Do Shares Cost?

ALL FUNDS EXCEPT FEDERATED PRIME MONEY FUND II

CALCULATION OF NET ASSET VALUE

When a Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund calculates the NAV by valuing its assets, subtracting its liabilities and dividing the balance by the number of Shares outstanding.

Shares can be purchased or redeemed by participating insurance companies any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

When the Fund holds fixed-income securities that trade on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The Prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See "Account and Share Information - Frequent Trading Policies" for other procedures the Fund employs to deter such short-term trading.

Federated Prime Money Fund II ONLY

Shares can be purchased or redeemed by participating insurance companies any day the New York Stock Exchange (NYSE) is open. The Fund attempts to stabilize the NAV of its Shares at $1.00 by valuing the portfolio securities using the amortized cost method. The Fund cannot guarantee that its NAV will always remain at $1.00 per Share. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open.

How are the Funds Sold?

Federated Clover Value Fund II, Federated Capital Appreciation Fund II, Federated High Income Bond Fund II, Federated Kaufmann Fund II and Federated Quality Bond Fund II all offer two Share classes: Primary Shares and Service Shares, each representing interests in a single portfolio of securities. This Prospectus relates only to the Primary Shares. Each Share class has different expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

The Funds' Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Under the Distributor's Contract with the Funds, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

Since the Funds use a single prospectus, it is possible that one Fund might become liable for a misstatement in the prospectus regarding another Fund. The Trustees considered this when approving the use of a single prospectus.

Payments to Financial Intermediaries

Some Funds and their affiliated service providers may pay fees as described below to certain insurance companies for providing shareholder services to the Fund.

RULE 12B-1 FEES

Each of Federated Equity Income Fund II, Federated Capital Appreciation Fund II, Federated Kaufmann Fund II and Federated Quality Bond Fund II have adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Funds' Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

ADMINISTRATIVE SERVICE FEES

The Funds may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.

How to Purchase and Redeem Shares

Shares are used solely as the investment vehicle for separate accounts of participation insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Funds only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.

Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if a Fund receives from the participating insurance company your order in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor, and your participating insurance company. Each Fund reserves the right to reject any purchase order.

Account and Share Information

DIVIDENDS

Dividends on Shares of each Fund, except Federated Prime Money Fund II, are declared and paid annually. Dividends on Share of Federated Prime Money Fund II are declared and paid monthly.

Shares of the Funds will begin earning dividends if owned on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

TAX INFORMATION

The Funds intend to comply with variable asset diversification regulations. If a Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Funds to the separate accounts. Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

FREQUENT TRADING POLICIES FOR ALL FUNDS (EXCEPT FEDERATED PRIME MONEY FUND II)

Frequent or short-term trading into and out of a Fund can have adverse consequences for a Fund and shareholders who use a Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds' investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund's NAV in advance of the time as of which NAV is calculated. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund's NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in a Fund's NAV. This may be particularly likely where a Fund invests in high-yield securities or securities priced in foreign markets.

The Funds' Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Funds' fair valuation procedures are intended in part to discourage short-term trading by reducing the potential for these strategies to succeed. See "What Do Shares Cost?" The Funds' Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Funds' Shares. A Fund monitors trading in Fund Shares in an effort to identify potential disruptive trading activity. A Fund monitors trades into and out of a Fund within a period of 30 days or less. A Fund may also monitor trades into and out of a Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, a Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods a Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Because the Funds' Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, a Fund is not in a position to determine directly whether a separate account's purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. It is also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, where trading activity in an insurance company separate account exceeds the monitoring limits, a Fund will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short-term trading, a Fund will ask that the investor be precluded from further purchases of Fund Shares. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so.

The Funds' frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as a Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Funds' portfolio and their performance.

The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Funds anticipate that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

Please refer to the Prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Fund and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Fund is also used as an investment option for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product Prospectus.

To the extent that the policies and procedures of the Fund and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Fund and its long-term Shareholders. No matter how the Fund or a participating insurance company defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

FREQUENT TRADING POLICIES FOR FEDERATED PRIME MONEY FUND II

Given the short-term nature of the Fund's investments, the Fund does not anticipate that in the normal case frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason and because the Fund is intended to be used as a liquid short-term investment, the Fund's Board has not adopted policies or procedures to discourage frequent or short-term trading of the Fund's Shares. However, the Fund may limit or terminate the availability of purchases to a shareholder and may bar the shareholder from purchasing shares of other Federated funds if the Fund's management or Adviser determines from the amount, frequency or pattern of purchases and redemptions that the shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Funds' portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Funds' portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Funds' top 10 holdings, and a percentage breakdown of the portfolio by sector and asset class.

To access this information from the "Products" section of the website, click on the "Portfolio Holdings" link under "Related Information" and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link.

You may also access portfolio information as of the end of the Fund's fiscal quarters from the "Products" section of the website. The Fund's Annual and Semi-Annual Reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the "Prospectuses and Regulatory Reports" link under "Related Information" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

Who Manages the Funds?

The Board governs the Funds. The Board selects and oversees each Fund's investment adviser (Adviser).

The Adviser for Federated Equity Income Fund II, Federated Capital Appreciation Fund II, Federated Capital Income Fund II, Federated Mid Cap Growth Strategies Fund II and Federated Kaufmann Fund II is Federated Equity Management Company of Pennsylvania. The Adviser manages the Funds' assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Funds.

The Adviser for Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, Federated Prime Money Fund II and Federated Quality Bond Fund II is Federated Investment Management Company. The Adviser manages the Funds' assets, including buying and selling portfolio securities. FASC, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Funds.

The Adviser for Federated Clover Value Fund II and Federated International Equity Fund II is Federated Global Investment Management Corp. The Adviser manages the Fund's assets, including buying and selling portfolio securities. FASC, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

The Adviser of Federated Capital Income Fund II has delegated daily management of some Fund assets to the Sub-Adviser, Federated Investment Management Company, who is paid by the Adviser and not by the Fund, based on the portion of securities the Sub-Adviser manages.

The Adviser of Federated Kaufmann Fund II has delegated daily management of some Fund assets to the Sub- Adviser, Federated Global Investment Management Corp., who is paid by the Adviser and not by the Fund, based on the portion of foreign securities the Sub-Adviser manages.

The address of the Federated Equity Management Company of Pennsylvania, Federated Investment Management Company and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of Federated Global Investment Management Corp. is 175 Water Street, New York, NY 10038-4965.

The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

THE FUNDS' PORTFOLIO MANAGERS ARE:

FEDERATED CLOVER VALUE FUND II

Matthew P. Kaufler

Mr. Kaufler has been the Fund's Portfolio Manager since May 1, 2009. He is Vice President of the Fund's Adviser. He provides research on the Consumer Staples and Consumer Discretionary sectors and is jointly responsible for the day-to-day management of the Fund. Prior to joining Federated, Mr. Kaufler was employed by Clover Capital Management, Inc. ("Clover"), where he co-managed Clover's all-cap value investment strategy. Mr. Kaufler joined Clover in 1991 and was a senior member of Clover's research team. Mr. Kaufler also worked in the trust investment division at Chase Manhattan Bank and in the brokerage industry prior to his employment with Clover. Mr. Kaufler received his B.S. in Business from the New York Institute of Technology and earned an M.B.A. from the Rochester Institute of Technology. Mr. Kaufler is the recipient of the Financial Executives Institute award for academic excellence. He is a Chartered Financial Analyst.

Paul W. Spindler

Mr. Spindler has been the Fund's Portfolio Manager since May 1, 2009. He is Vice President of the Fund's adviser. He provides research on the Utility and Energy sectors and is jointly responsible for the day-to-day management of the Fund. Prior to joining Federated, Mr. Spindler was employed by Clover, where he co-managed Clover's all cap value investment strategy. Mr. Spindler joined Clover in 1988 and served on Clover's research team. Mr. Spindler earned his B.S. in Business from the Rochester Institute of Technology and his M.B.A. from Ohio State University. Mr. Spindler is a Chartered Financial Analyst.

FEDERATED CAPITAL APPRECIATION FUND II

Carol R. Miller

Carol R. Miller has been the Fund's Portfolio Manager since November 2005. Ms. Miller joined Federated as a Senior Vice President and Senior Portfolio Manager in November 2005. Ms. Miller was an Adjunct Professor of the Portfolio Management Course at Ohio State University from March 2005 until June 2005. From April 2003 until September 2004, Ms. Miller served as Managing Director, Growth Team Leader at Banc One Investment Advisors and from December 1999 until April 2003, she served as Director of Equity Securities at Nationwide Insurance. Ms. Miller is a Chartered Financial Analyst. She earned her B.S. in Finance and Accounting from Ohio State University and her M.B.A. in Finance from Ohio State University.

Dean J. Kartsonas

Dean J. Kartsonas has been the Fund's Portfolio Manager since August 2007. Mr. Kartsonas joined Federated as an Investment Analyst in the High Yield department in September 1994. From March 2000 through May 2007 he has served as a Portfolio Manager and a Senior Investment Analyst in the equity department. He became a Vice President of the Fund's Adviser in January 2004 and is a Chartered Financial Analyst. He earned his B.S. from Cornell University and his M.B.A. from the University of Pittsburgh.

FEDERATED CAPITAL INCOME FUND II

John L. Nichol

John L. Nichol has been a Portfolio Manager of the Fund's equity asset class since February 2001. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

Joseph M. Balestrino

Joseph M. Balestrino has been a Portfolio Manager of the Fund for the fixed-income allocation and high-grade bond asset classes since January 2003. He is Vice President of the Fund. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Sub-Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Sub-Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Sub- Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Todd A. Abraham

Todd A. Abraham has been a Portfolio Manager of the Fund for the mortgage asset class since February 2003. Mr. Abraham has been a Portfolio Manager since 1995 and a Vice President of the Fund's Sub-Adviser since 1997. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in Finance from Loyola College.

Roberto Sanchez-Dahl

Roberto Sanchez-Dahl has been a Portfolio Manager of the Fund for the international bond and emerging markets asset classes since January 2003. Mr. Sanchez-Dahl joined Federated in December 1997 as a Senior Investment Analyst. He was promoted to Vice President of the Fund's Sub-Adviser in January 2000. Mr. Sanchez-Dahl served as an Associate covering Emerging Markets in the Credit Department at Goldman, Sachs & Co. from July 1994 through November 1997. Mr. Sanchez-Dahl is a Chartered Financial Analyst. He earned an M.B.A. from Columbia University with a concentration in Finance and International Business.

David P. Gilmore

David P. Gilmore has been a Portfolio Manager of the Fund's equity asset class since March 2007. Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He became a Senior Investment Analyst in July 1999 and a Vice President of the Fund's Adviser in July 2001. Mr. Gilmore is a Chartered Financial Analyst. Mr. Gilmore earned his B.S. from Liberty University and his M.B.A. from the University of Virginia.

The Fund invests in an affiliated investment company to gain exposure to noninvestment-grade (high yield fixed- income securities). This affiliated investment company is advised by the Adviser. The performance of the Fund is directly affected by the performance of the affiliated investment company in which the Fund invests.

The following individual is a portfolio manager of the affiliated investment company.

Mark E. Durbiano

Mark E. Durbiano has been a Portfolio Manager of the high-income fund since December 1993. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Sub-Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Sub-Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

FEDERATED EQUITY INCOME FUND II

John L. Nichol

John L. Nichol has been the Fund's Portfolio Manager since January 2003. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received has M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

David P. Gilmore

David P. Gilmore has been the Fund's Portfolio Manager since October 2006. Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He became a Senior Investment Analyst in July 1999 and a Vice President of the Fund's Adviser in July 2001. Mr. Gilmore is a Chartered Financial Analyst. Mr. Gilmore earned his B.S. from Liberty University and his M.B.A. from the University of Virginia.

FEDERATED HIGH INCOME BOND FUND II

Mark E. Durbiano

Mark E. Durbiano has been a Portfolio Manager of the Fund since August 1993. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

FEDERATED INTERNATIONAL EQUITY FUND II

Richard Winkowski

Richard Winkowski has been the Fund's Portfolio Manager since May 2005. Mr. Winkowski joined Federated as a Senior Investment Analyst in April 1998. He became an Assistant Vice President of the Fund's Adviser in July 1999 and became a Vice President of the Fund's Adviser in July 2000. He served as a Senior Research Analyst with Union Bank of Switzerland from October 1997 through March 1998. He was employed with American Express Financial Corp. as a Statistical Analyst from 1994 through January 1995 and then as a Portfolio Manager Assistant until September 1997. Mr. Winkowski earned his B.A. from the University of Wisconsin.

FEDERATED KAUFMANN FUND II

The Fund is managed by an investment team under the leadership of Lawrence Auriana and Hans P. Utsch, Co-Heads of Investments/Federated Kaufmann.

Lawrence Auriana

Lawrence Auriana has been the Fund's Portfolio Manager since April 2002. He is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in Economics from Fordham University and has been engaged in the securities business since 1965.

Hans P. Utsch

Hans P. Utsch has been the Fund's Portfolio Manager since April 2002. He is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Jonathan Art

Jonathan Art has been a Portfolio Manager of the Fund since October 2003. Mr. Art focuses on security selection with particular emphasis in the Technology sector. Mr. Art was an investment analyst with Edgemont Asset Management Corp., Adviser to the Kaufmann Fund (predecessor to the Federated Kaufmann Fund) from 1995 to 2001. He has been an investment analyst with the Fund's current Adviser since April 2001. Mr. Art earned a B.E.S. in Mathematical Sciences from The Johns Hopkins University and an M.S. in Management from the Massachusetts Institute of Technology.

Mark Bauknight

Mark Bauknight has been a Portfolio Manager of the Fund since October 2003. Mr. Bauknight focuses on security selection with particular emphasis in the Financials sector. Mr. Bauknight was an investment analyst with Edgemont Asset Management Corp., Adviser to the Kaufmann Fund (predecessor to the Federated Kaufmann Fund) from 1997 to 2001. He has been an investment analyst with the Fund's current Adviser since April 2001. Mr. Bauknight earned a B.A. in Economics and a B.A. in Political Science from the University of North Carolina at Chapel Hill and an M.B.A. from the University of Oxford.

Jonathan E. Gold

Jonathan E. Gold has been a Portfolio Manager of the Fund since June 2008. Mr. Gold focuses on security selection with particular emphasis in the international markets. Mr. Gold joined Federated in November 2004 and has been a Senior Investment Analyst with the Fund's adviser since that time. Mr. Gold was a Managing Director with Amphion Capital (and its predecessors) from December 1996 to November 2004. Prior to 1996, he held positions with James D. Wolfensohn Inc. and Prudential Realty Group. Mr. Gold earned both his Bachelor of Science and Masters of Business Administration degrees in Finance from the Leonard N. Stern School of Business, New York University.

John Leibee

John Leibee has been a Portfolio Manager of the Fund since June 2008. Mr. Leibee focuses on security selection with particular emphasis in the Industrials sector. Mr. Leibee joined Federated in May 2008 as a Portfolio Manager. He served as Managing Director, Equity Capital Markets, at Citigroup Global Markets from June 1983 to June 2005. He also worked at Ospraie Management, LLC from January 2007 to June 2007. He holds a Bachelor of Science Degree from the University of Delaware and a Masters of Business Administration degree from Duke University.

FEDERATED MID-CAP GROWTH STRATEGIES FUND II

David W. Cook

David W. Cook has been the Fund's Portfolio Manager since July 2006. Mr. Cook joined Federated in 2001 and is a Vice President of the Fund's Adviser. Mr. Cook was a Senior Investment Analyst responsible for research and support in the health care sector. From 1999 to 2001, he served as a senior analyst for Founders Asset Management. Mr. Cook is a Chartered Financial Analyst. He received his M.B.A. from Case Western University.

FEDERATED QUALITY BOND FUND II

Christopher J. Smith

Christopher J. Smith has been the Fund's Portfolio Manager since August 2000. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Adviser since 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. Mr. Smith is a Chartered Financial Analyst. He received his M.A. in Economics and Finance from the University of Kentucky.

Joseph M. Balestrino

Joseph M. Balestrino has been the Fund's Portfolio Manager since inception. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

Todd A. Abraham

Todd A. Abraham has been the Fund's Portfolio Manager since inception. Mr. Abraham has been a Portfolio Manager since 1995 and a Vice President of the Fund's Adviser since 1997. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in Finance from Loyola College.

The Funds' SAI provides additional information about the Portfolio Managers' compensation, management of other accounts and ownership of securities in the Funds.

ADVISORY FEES

The Funds' investment advisory contracts provide for payments to the Advisers of an annual investment advisory fee of 1.425% of the average daily net assets for Federated Kaufmann Fund II, 1.00% of the average daily net assets for Federated International Equity Fund II, 0.85% of the average daily net assets for Federated Capital Appreciation Fund II, 0.75% of the average daily net assets for Federated Clover Value Fund II, Federated Mid Cap Growth Strategies Fund II, Federated Capital Income Fund II and Federated Equity Income Fund II, 0.60% of the average daily net assets for Federated Fund for U.S. Government Securities II, Federated Quality Bond Fund II, and Federated High Income Bond Fund II, and 0.50% of the average daily net assets for Federated Prime Money Fund II. The Adviser may voluntarily waive a portion of its fee or reimburse the Funds for certain operation expenses.

A discussion of the Board's review of the Funds' investment advisory contracts are available in the Funds' Annual Reports dated December 31, 2008.

Legal Proceedings

Since October 2003, Federated and related entities (collectively, "Federated") and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC- registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker- dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand each Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of any dividends and capital gains.

Information for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with each Fund's audited financial statements, is included in the Annual Report. Information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

Financial Highlights - Federated Clover Value Fund II

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$17.13		$21.55		$21.38		$20.67		$19.10
Income From Investment Operations:
Net investment income	0.21		0.22	2	0.30		0.33		0.31
Net realized and unrealized gain (loss) on investments	(4.83)		(2.10)		2.89		0.69		1.53
TOTAL FROM INVESTMENT OPERATIONS	(4.62)		(1.88)		3.19		1.02		1.84
Less Distributions:
Distributions from net investment income	(0.27)		(0.30)		(0.33)		(0.31)		(0.27)
Distributions from net realized gain on investments	(4.10)		(2.24)		(2.69)		--		--
TOTAL FROM DISTRIBUTIONS	(4.37)		(2.54)		(3.02)		(0.31)		(0.27)
Net Asset Value, End of Period	$ 8.14		$17.13		$21.55		$21.38		$20.67
Total Return3	(33.79)%		(9.66)%		16.81%		5.02%		9.78%

Ratios to Average Net Assets:
Net expenses	1.00	%4	0.92	%4	0.92	%4	0.90	%4	0.90	%4
Net investment income	1.58%		1.12%		1.27%		1.32%		1.44%
Expense waiver/reimbursement5	0.09%		0.02%		0.00	%6	0.00	%6	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$73,363		$152,568		$229,478		$260,290		$320,987
Portfolio turnover	121%		52%		53%		51%		43%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent, registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 are 1.00%, 0.92%, 0.91%, 0.88% and 0.89%, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights - Federated Equity Income Fund II

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$16.21		$16.34		$13.57		$13.42		$12.13
Income From Investment Operations:
Net investment income	0.40	2	0.40	2	0.37	2	0.31		0.28
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	(5.20)		(0.07)		2.72		0.12		1.25
TOTAL FROM INVESTMENT OPERATIONS	(4.80)		0.33		3.09		0.43		1.53
Less Distributions:
Distributions from net investment income	(0.52)		(0.46)		(0.32)		(0.28)		(0.24)
Net Asset Value, End of Period	$10.89		$16.21		$16.34		$13.57		$13.42
Total Return3	(30.45)%		2.05%		23.13%		3.33%		12.84%

Ratios to Average Net Assets:
Net expenses	1.17	%4	1.17	%4	1.14	%4	1.14	%4	1.12	%4
Net investment income	2.89%		2.41%		2.56%		2.09%		2.08%
Expense waiver/reimbursement5	0.48%		0.14%		0.09%		0.04%		0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$21,463		$43,184		$57,998		$62,377		$72,907
Portfolio turnover	117%		102%		60%		31%		55%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.17%, 1.16%, 1.14%, 1.13% and 1.11%, respectively, after taking into account these expense reductions for the years ended December 31, 2008, 2007, 2006, 2005 and 2004.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights - Federated Fund for U.S. Government Securities II

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008	2007	2006	1	2005	2004
Net Asset Value, Beginning of Period	$11.53	$11.34	$11.36	$11.60	$11.77
Income From Investment Operations:
Net investment income	0.56	0.54	0.52	0.46	0.45	2
Net realized and unrealized gain (loss) on investments and futures contracts	(0.08)	0.15	(0.07)	(0.24)	(0.03)
TOTAL FROM INVESTMENT OPERATIONS	0.48	0.69	0.45	0.22	0.42
Less Distributions:
Distributions from net investment income	(0.56)	(0.50)	(0.47)	(0.46)	(0.53)
Distributions from net realized gain on investments	--	--	--	--	(0.06)
TOTAL DISTRIBUTIONS	(0.56)	(0.50)	(0.47)	(0.46)	(0.59)
Net Asset Value, End of Period	$11.45	$11.53	$11.34	$11.36	$11.60
Total Return3	4.28%	6.29%	4.14%	2.03%	3.61%

Ratios to Average Net Assets:
Net expenses	0.73%	0.74%	0.72%	0.72%	0.72%
Net investment income	4.30%	4.74%	4.54%	4.16%	3.91%
Expense waiver/reimbursement4	0.00	%5	0.00	%5	0.02%	0.01%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$393,122	$422,254	$407,704	$391,331	$377,368
Portfolio turnover6	25%	53%	109%	92%	60%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share number has been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

6 This calculation excludes purchases and sales from dollar-roll transactions.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights - Federated Mid Cap Growth Strategies Fund II

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$30.26		$25.64		$23.69		$21.02		$18.22
Income From Investment Operations:
Net investment income (loss)	(0.07	)2	(0.18	)2	(0.14	)2	--		--
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(10.47)		4.80		2.09		2.67		2.80
TOTAL FROM INVESTMENT OPERATIONS	(10.54)		4.62		1.95		2.67		2.80
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(6.98)		--		--		--		--
Net Asset Value, End of Period	$12.74		$30.26		$25.64		$23.69		$21.02
Total Return3	(43.49)%		18.02%		8.23%		12.70%		15.37%

Ratios to Average Net Assets:
Net expenses	1.28	%4	1.28	%4	1.27	%4	1.22	%4	1.17	%4
Net investment income (loss)	(0.34)%		(0.64)%		(0.56)%		(0.49)%		(0.42)%
Expense waiver/reimbursement5	0.54%		0.11%		0.04%		0.04%		0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$16,922		$40,258		$46,134		$56,879		$62,563
Portfolio turnover	216%		119%		116%		132%		148%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.27%, 1.28%, 1.26%, 1.20% and 1.16%, respectively, after taking into account these expense reductions for the years ended December 31, 2008, 2007, 2006, 2005 and 2004.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights - Federated High Income Bond Fund II

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$7.49		$7.85		$7.74		$8.20		$7.99
Income From Investment Operations:
Net investment income	0.58	2	0.55	2	0.58	2	0.57	2	0.58	2
Net realized and unrealized gain (loss) on investments	(2.37)		(0.29)		0.20		(0.37)		0.21
TOTAL FROM INVESTMENT OPERATIONS	(1.79)		0.26		0.78		0.20		0.79
Less Distributions:
Distributions from net investment income	(0.67)		(0.62)		(0.67)		(0.66)		(0.58)
Net Asset Value, End of Period	$5.03		$7.49		$7.85		$7.74		$8.20
Total Return3	(25.99)%		3.43%		10.80%		2.66%		10.46%

Ratios to Average Net Assets:
Net expenses	0.79%		0.77%		0.77%		0.75%		0.74%
Net investment income	8.96%		7.29%		7.66%		7.40%		7.44%
Expense waiver/reimbursement4	0.00	%5	0.00	%5	0.00	%5	0.00	%5	0.00	%5
Supplemental Data:
Net assets, end of period (000 omitted)	$117,303		$196,470		$236,432		$248,538		$311,095
Portfolio turnover	15%		31%		38%		33%		55%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights - Federated International Equity Fund II

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008	2007	2006	1	2005	2004
Net Asset Value, Beginning of Period	$18.71	$17.11	$14.42	$13.22	$11.59
Income from Investment Operations:
Net investment income	0.07	2	0.13	0.00	3	0.07	0.00	3
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(8.59)	1.50	2.72	1.13	1.63
TOTAL FROM INVESTMENT OPERATIONS	(8.52)	1.63	2.72	1.20	1.63
Less Distributions:
Distributions from net investment income	(0.09)	(0.03)	(0.03)	--	--
Net Asset Value, End of Period	$10.10	$18.71	$17.11	$14.42	$13.22
Total Return4	(45.72)%	9.55%	18.89%	9.08%	14.06%

Ratios to Average Net Assets:
Net expenses	1.57%	1.44%	1.49%	1.58%	1.57	%5
Net investment income	0.44%	0.71%	0.23%	0.50%	0.03%
Expense waiver/reimbursement6	0.23%	0.03%	0.03%	0.04%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$12,584	$76,550	$70,213	$58,700	$53,093
Portfolio turnover	212%	125%	83%	125%	87%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share number has been calculated using the average shares method.

3 Represents less than $0.01.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

5 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 1.57% after taking into account this expense reduction for the year ended December 31, 2004.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights - Federated Capital Appreciation Fund II

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$7.39		$6.78		$5.88		$5.83		$5.46
Income From Investment Operations:
Net investment income	0.07	2	0.06	2	0.06		0.05		0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.20)		0.61		0.89		0.06		0.34
TOTAL FROM INVESTMENT OPERATIONS	(2.13)		0.67		0.95		0.11		0.40
Less Distributions:
Distributions from net investment income	(0.02)		(0.06)		(0.05)		(0.06)		(0.03)
Distributions from net realized gain on investments and foreign currency transactions	(0.14)		--		--		--		--
TOTAL DISTRIBUTIONS	(0.16)		(0.06)		(0.05)		(0.06)		(0.03)
Net Asset Value, End of Period	$5.10		$7.39		$6.78		$5.88		$5.83
Total Return3	(29.37)%		9.88%		16.21%		1.91%		7.39%

Ratios to Average Net Assets:
Net expenses	1.18	%4	1.18	%4	1.15	%4	1.15	%4	1.03	%4
Net investment income	1.03%		0.85%		0.79%		0.78%		1.13%
Expense waiver/reimbursement5	0.14%		0.78%		1.09%		1.03%		1.22%
Supplemental Data:
Net assets, end of period (000 omitted)	$79,706		$81,727		$16,014		$17,158		$18,397
Portfolio turnover	307%		198%		125%		66%		30%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent, registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 are 1.17%, 1.18%, 1.14%, 1.15% and 1.02%, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights - Federated Prime Money Fund II

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income From Investment Operations:
Net investment income	0.025		0.047		0.044		0.027		0.008
Net realized gain on investments	0.000	2	0.000	2	0.000	2	0.000	2	0.000	2
TOTAL FROM INVESTMENT OPERATIONS	0.025		0.047		0.044		0.027		0.008
Less Distributions:
Distributions from net investment income	(0.025)		(0.047)		(0.044)		(0.027)		(0.008)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return3	2.54%		4.78%		4.52%		2.70%		0.82%

Ratios to Average Net Assets:
Net expenses	0.67%		0.65%		0.65%		0.65%		0.65%
Net investment income	2.51%		4.68%		4.45%		2.65%		0.79%
Expense waiver/reimbursement4	0.11%		0.17%		0.25%		0.21%		0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$106,829		$95,699		$74,623		$73,929		$83,660

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Represents less than $0.001.

3 Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights - Federated Quality Bond Fund II

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008	2007	2006	1	2005	2004
Net Asset Value, Beginning of Period	$11.34	$11.29	$11.30	$11.67	$11.84
Income From Investment Operations:
Net investment income	0.54	2	0.52	2	0.49	2	0.44	2	0.42	2
Net realized and unrealized gain (loss) on investments and futures contracts	(1.32)	0.07	(0.04)	(0.30)	0.01
TOTAL FROM INVESTMENT OPERATIONS	(0.78)	0.59	0.45	0.14	0.43
Less Distributions:
Distributions from net investment income	(0.56)	(0.54)	(0.46)	(0.44)	(0.49)
Distributions from net realized gain on investments	--	--	--	(0.07)	(0.11)
TOTAL DISTRIBUTIONS	(0.56)	(0.54)	(0.46)	(0.51)	(0.60)
Net Asset Value, End of Period	$10.00	$11.34	$11.29	$11.30	$11.67
Total Return3	(7.29)%	5.38%	4.15%	1.30%	3.62%

Ratios to Average Net Assets:
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	4.99%	4.68%	4.43%	3.87%	3.56%
Expense waiver/reimbursement4	0.04%	0.06%	0.04%	0.29%	0.27%
Supplemental Data:
Net assets, end of period (000 omitted)	$224,203	$365,332	$390,738	$480,859	$518,023
Portfolio turnover	35%	23%	64%	43%	41%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights - Federated Kaufmann Fund II

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$18.82		$16.46		$14.52		$13.07		$11.40
Income From Investment Operations:
Net investment income (loss)	(0.02	)2	(0.03	)2	(0.06	)2	(0.07	)2	(0.07	)2
Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	(7.27)		3.34		2.21		1.54		1.74
TOTAL FROM INVESTMENT OPERATIONS	(7.29)		3.31		2.15		1.47		1.67
Less Distributions:
Distributions from net investment income	(0.05)		--		--		--		--
Distributions from net realized gain on investments, written options and foreign currency transactions	(1.68)		(0.95)		(0.21)		(0.02)		(0.0007)
TOTAL DISTRIBUTIONS	(1.73)		(0.95)		(0.21)		(0.02)		(0.0007)
Net Asset Value, End of Period	$ 9.80		$18.82		$16.46		$14.52		$13.07
Total Return3	(41.79)%		21.04%		14.88%		11.24%		14.66%

Ratios to Average Net Assets:
Net expenses	1.53	%4	1.53	%4	1.50%		1.50%		1.50%
Net investment income (loss)	(0.14)%		(0.15)%		(0.40)%		(0.52)%		(0.63)%
Expense waiver/reimbursement5	0.39%		0.32%		0.48%		0.51%		1.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$37,588		$61,696		$34,937		$40,202		$17,940
Portfolio turnover	71%		67%		58%		67%		77%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.53% and 1.53% for the years ended December 31, 2008 and 2007, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights - Federated Capital Income Fund II

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008	2007	2006	1	2005	2004
Net Asset Value, Beginning of Period	$9.62	$9.74	$8.94	$8.87	$8.44
Income From Investment Operations:
Net investment income	0.45	2	0.42	2	0.44	2	0.42	2	0.36	2
Net realized and unrealized gain (loss) on investments, written options, futures contracts, swap contracts and foreign currency transactions	(2.32)	(0.05)	0.91	0.11	0.44
TOTAL FROM INVESTMENT OPERATIONS	(1.87)	0.37	1.35	0.53	0.80
Less Distributions:
Distributions from net investment income	(0.50)	(0.49)	(0.55)	(0.46)	(0.37)
Net Asset Value, End of Period	$7.25	$9.62	$9.74	$8.94	$8.87
Total Return3	(20.38)%	3.93%	15.76%	6.28%	9.92%

Ratios to Average Net Assets:
Net expenses	1.13	%4	1.13	%4	1.10	%4	1.01	%4	1.00%
Net investment income	5.23%	4.38%	4.85%	4.87%	4.37%
Expense waiver/reimbursement5	0.38%	0.19%	0.20%	0.17%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$32,549	$49,498	$61,673	$62,526	$78,201
Portfolio turnover6	94%	68%	63%	38%	59%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.13%, 1.13%, 1.10% and 1.00% for the years ended December 31, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 This calculation excludes purchases and sales from dollar-roll transactions.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the Funds' expenses, including investment advisory fees and other Fund costs, on the Funds' assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Funds' annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the "Fees and Expenses" table of this Prospectus and thus: (1) may not reflect any fee waiver or expense reimbursement currently in effect; and (2) does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies in connection with any variable annuity or variable life insurance contract (including any charges that might be applied to the purchase or redemption of interests in a variable contract), which, if included, would make your costs higher. Variable investment option returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED CLOVER VALUE FUND II - PRIMARY SHARES
ANNUAL EXPENSE RATIO: 1.34%

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$136.45	$10,366.00
2	$10,366.00	$518.30	$10,884.30	$141.45	$10,745.40
3	$10,745.40	$537.27	$11,282.67	$146.62	$11,138.68
4	$11,138.68	$556.93	$11,695.61	$151.99	$11,546.36
5	$11,546.36	$577.32	$12,123.68	$157.55	$11,968.96
6	$11,968.96	$598.45	$12,567.41	$163.32	$12,407.02
7	$12,407.02	$620.35	$13,027.37	$169.30	$12,861.12
8	$12,861.12	$643.06	$13,504.18	$175.49	$13,331.84
9	$13,331.84	$666.59	$13,998.43	$181.92	$13,819.79
10	$13,819.79	$690.99	$14,510.78	$188.57	$14,325.59
Cumulative		$5,909.26		$1,612.66

FEDERATED EQUITY INCOME FUND II
ANNUAL EXPENSE RATIO: 2.15%

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$218.06	$10,285.00
2	$10,285.00	$514.25	$10,799.25	$224.28	$10,578.12
3	$10,578.12	$528.91	$11,107.03	$230.67	$10,879.60
4	$10,879.60	$543.98	$11,423.58	$237.24	$11,189.67
5	$11,189.67	$559.48	$11,749.15	$244.01	$11,508.58
6	$11,508.58	$575.43	$12,084.01	$250.96	$11,836.57
7	$11,836.57	$591.83	$12,428.40	$258.11	$12,173.91
8	$12,173.91	$608.70	$12,782.61	$265.47	$12,520.87
9	$12,520.87	$626.04	$13,146.91	$273.03	$12,877.71
10	$12,877.71	$643.89	$13,521.60	$280.82	$13,244.72
Cumulative		$5,692.51		$2,482.65

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
ANNUAL EXPENSE RATIO: 0.98%

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$99.97	$10,402.00
2	$10,402.00	$520.10	$10,922.10	$103.99	$10,820.16
3	$10,820.16	$541.01	$11,361.17	$108.17	$11,255.13
4	$11,255.13	$562.76	$11,817.89	$112.52	$11,707.59
5	$11,707.59	$585.38	$12,292.97	$117.04	$12,178.24
6	$12,178.24	$608.91	$12,787.15	$121.75	$12,667.81
7	$12,667.81	$633.39	$13,301.20	$126.64	$13,177.06
8	$13,177.06	$658.85	$13,835.91	$131.73	$13,706.78
9	$13,706.78	$685.34	$14,392.12	$137.03	$14,257.79
10	$14,257.79	$712.89	$14,970.68	$142.53	$14,830.95
Cumulative		$6,008.63		$1,201.37

FEDERATED MID CAP GROWTH STRATEGIES FUND II
ANNUAL EXPENSE RATIO: 2.06%

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$209.03	$10,294.00
2	$10,294.00	$514.70	$10,808.70	$215.17	$10,596.64
3	$10,596.64	$529.83	$11,126.47	$221.50	$10,908.18
4	$10,908.18	$545.41	$11,453.59	$228.01	$11,228.88
5	$11,228.88	$561.44	$11,790.32	$234.72	$11,559.01
6	$11,559.01	$577.95	$12,136.96	$241.62	$11,898.84
7	$11,898.84	$594.94	$12,493.78	$248.72	$12,248.67
8	$12,248.67	$612.43	$12,861.10	$256.03	$12,608.78
9	$12,608.78	$630.44	$13,239.22	$263.56	$12,979.48
10	$12,979.48	$648.97	$13,628.45	$271.31	$13,361.08
Cumulative		$5,716.11		$2,389.67

FEDERATED HIGH INCOME BOND FUND II - PRIMARY SHARES
ANNUAL EXPENSE RATIO: 1.04%

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$106.06	$10,396.00
2	$10,396.00	$519.80	$10,915.80	$110.26	$10,807.68
3	$10,807.68	$540.38	$11,348.06	$114.63	$11,235.66
4	$11,235.66	$561.78	$11,797.44	$119.16	$11,680.59
5	$11,680.59	$584.03	$12,264.62	$123.88	$12,143.14
6	$12,143.14	$607.16	$12,750.30	$128.79	$12,624.01
7	$12,624.01	$631.20	$13,255.21	$133.89	$13,123.92
8	$13,123.92	$656.20	$13,780.12	$139.19	$13,643.63
9	$13,643.63	$682.18	$14,325.81	$144.70	$14,183.92
10	$14,183.92	$709.20	$14,893.12	$150.43	$14,745.60
Cumulative		$5,991.93		$1,270.99

FEDERATED INTERNATIONAL EQUITY FUND II
ANNUAL EXPENSE RATIO: 4.00%

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$402.00	$10,100.00
2	$10,100.00	$505.00	$10,605.00	$406.02	$10,201.00
3	$10,201.00	$510.05	$10,711.05	$410.08	$10,303.01
4	$10,303.01	$515.15	$10,818.16	$414.18	$10,406.04
5	$10,406.04	$520.30	$10,926.34	$418.32	$10,510.10
6	$10,510.10	$525.51	$11,035.61	$422.51	$10,615.20
7	$10,615.20	$530.76	$11,145.96	$426.73	$10,721.35
8	$10,721.35	$536.07	$11,257.42	$431.00	$10,828.56
9	$10,828.56	$541.43	$11,369.99	$435.31	$10,936.85
10	$10,936.85	$546.84	$11,483.69	$439.66	$11,046.22
Cumulative		$5,231.11		$4,205.81

FEDERATED CAPITAL APPRECIATION FUND II - PRIMARY SHARES
ANNUAL EXPENSE RATIO: 1.81%

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$183.89	$10,319.00
2	$10,319.00	$515.95	$10,834.95	$189.75	$10,648.18
3	$10,648.18	$532.41	$11,180.59	$195.81	$10,987.86
4	$10,987.86	$549.39	$11,537.25	$202.05	$11,338.37
5	$11,338.37	$566.92	$11,905.29	$208.50	$11,700.06
6	$11,700.06	$585.00	$12,285.06	$215.15	$12,073.29
7	$12,073.29	$603.66	$12,676.95	$222.01	$12,458.43
8	$12,458.43	$622.92	$13,081.35	$229.09	$12,855.85
9	$12,855.85	$642.79	$13,498.64	$236.40	$13,265.95
10	$13,265.95	$663.30	$13,929.25	$243.94	$13,689.13
Cumulative		$5,782.34		$2,126.59

FEDERATED PRIME MONEY FUND II
ANNUAL EXPENSE RATIO: 1.03%

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$105.04	$10,397.00
2	$10,397.00	$519.85	$10,916.85	$109.21	$10,809.76
3	$10,809.76	$540.49	$11,350.25	$113.55	$11,238.91
4	$11,238.91	$561.95	$11,800.86	$118.06	$11,685.09
5	$11,685.09	$584.25	$12,269.34	$122.75	$12,148.99
6	$12,148.99	$607.45	$12,756.44	$127.62	$12,631.30
7	$12,631.30	$631.57	$13,262.87	$132.68	$13,132.76
8	$13,132.76	$656.64	$13,789.40	$137.95	$13,654.13
9	$13,654.13	$682.71	$14,336.84	$143.43	$14,196.20
10	$14,196.20	$709.81	$14,906.01	$149.12	$14,759.79
Cumulative		$5,994.72		$1,259.41

FEDERATED QUALITY BOND FUND II - PRIMARY SHARES
ANNUAL EXPENSE RATIO: 1.24%

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$126.33	$10,376.00
2	$10,376.00	$518.80	$10,894.80	$131.08	$10,766.14
3	$10,766.14	$538.31	$11,304.45	$136.01	$11,170.95
4	$11,170.95	$558.55	$11,729.50	$141.12	$11,590.98
5	$11,590.98	$579.55	$12,170.53	$146.43	$12,026.80
6	$12,026.80	$601.34	$12,628.14	$151.94	$12,479.01
7	$12,479.01	$623.95	$13,102.96	$157.65	$12,948.22
8	$12,948.22	$647.41	$13,595.63	$163.58	$13,435.07
9	$13,435.07	$671.75	$14,106.82	$169.73	$13,940.23
10	$13,940.23	$697.01	$14,637.24	$176.11	$14,464.38
Cumulative		$5,936.67		$1,499.98

FEDERATED KAUFMANN FUND II - PRIMARY SHARES
ANNUAL EXPENSE RATIO: 2.42%

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$245.12	$10,258.00
2	$10,258.00	$512.90	$10,770.90	$251.45	$10,522.66
3	$10,522.66	$526.13	$11,048.79	$257.93	$10,794.14
4	$10,794.14	$539.71	$11,333.85	$264.59	$11,072.63
5	$11,072.63	$553.63	$11,626.26	$271.41	$11,358.30
6	$11,358.30	$567.92	$11,926.22	$278.42	$11,651.34
7	$11,651.34	$582.57	$12,233.91	$285.60	$11,951.94
8	$11,951.94	$597.60	$12,549.54	$292.97	$12,260.30
9	$12,260.30	$613.02	$12,873.32	$300.53	$12,576.62
10	$12,576.62	$628.83	$13,205.45	$308.28	$12,901.10
Cumulative		$5,622.31		$2,756.30

FEDERATED CAPITAL INCOME FUND II
ANNUAL EXPENSE RATIO: 1.91%

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$193.95	$10,309.00
2	$10,309.00	$515.45	$10,824.45	$199.94	$10,627.55
3	$10,627.55	$531.38	$11,158.93	$206.12	$10,955.94
4	$10,955.94	$547.80	$11,503.74	$212.49	$11,294.48
5	$11,294.48	$564.72	$11,859.20	$219.06	$11,643.48
6	$11,643.48	$582.17	$12,225.65	$225.83	$12,003.26
7	$12,003.26	$600.16	$12,603.42	$232.80	$12,374.16
8	$12,374.16	$618.71	$12,992.87	$240.00	$12,756.52
9	$12,756.52	$637.83	$13,394.35	$247.41	$13,150.70
10	$13,150.70	$657.54	$13,808.24	$255.06	$13,557.06
Cumulative		$5,755.76		$2,232.66

An SAI dated April 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Funds and their investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Reports' Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-8042

Federated
World-Class Investment Manager

Federated Insurance Series
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916405 Cusip 313916306 Cusip 313916884
Cusip 313916801 Cusip 313916603 Cusip 313916827
Cusip 313916207 Cusip 313916835 Cusip 313916108
Cusip 313916702 Cusip 313916504

27421 (4/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Insurance Series

PROSPECTUS

April 30, 2009

Federated Clover Value Fund II (Primary Shares) (Formerly, Federated American Leaders Fund II Primary Shares)
Federated Equity Income Fund II
Federated Fund for U.S. Government Securities II
Federated Mid Cap Growth Strategies Fund II
Federated High Income Bond Fund II (Primary Shares)
Federated International Equity Fund II
Federated Capital Appreciation Fund II (Primary Shares)
Federated Prime Money Fund II
Federated Quality Bond Fund II (Primary Shares)
Federated Capital Income Fund II

This Prospectus offers shares of 10 portfolios (individually referred to as a "Fund" or collectively as the "Funds") of Federated Insurance Series (the "Trust"), an open-end, management investment company. Shares of the Funds may be sold only to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts issued by the insurance companies. This Prospectus offers interests in the following 10 separate investment portfolios of the Trust, each having distinct investment objectives and policies:

  Federated Clover Value Fund II (Formerly, Federated American Leaders Fund II)--A mutual fund seeking primarily long-term growth of capital and secondary income by investing primarily in common stocks and other equity securities of U.S. companies with large, mid or small market capitalizations;
  Federated Equity Income Fund II--A mutual fund seeking to provide above average income and capital appreciation by investing in income-producing equity securities;
  Federated Fund for U.S. Government Securities II--A mutual fund seeking to provide current income by investing primarily in a diversified portfolio of U.S. government and government agency securities;
  Federated Mid Cap Growth Strategies Fund II--A mutual fund seeking capital appreciation by investing primarily in mid cap growth equity securities;
  Federated High Income Bond Fund II--A mutual fund seeking high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities;
  Federated International Equity Fund II--A mutual fund seeking to obtain a total return on its assets by investing in equity securities of foreign issuers located in at least three different countries outside of the United States;
  Federated Capital Appreciation Fund II--A mutual fund seeking capital appreciation by investing primarily in equity securities of large- and mid-cap companies;
  Federated Prime Money Fund II--A money market mutual fund seeking to provide current income consistent with stability of principal and liquidity by investing primarily in a portfolio of short-term, high-quality, fixed-income securities;
  Federated Quality Bond Fund II--A mutual fund seeking to provide current income by investing in a diversified portfolio of investment-grade, fixed-income securities;
  Federated Capital Income Fund II--A mutual fund seeking to achieve high current income and moderate capital appreciation by investing primarily in equity and fixed-income securities that have higher relative income potential.

The separate accounts invest in one or more of the Funds in accordance with allocation instructions received from owners of life insurance policies and annuity contracts. Such allocation rights are described further in the Prospectus for the separate accounts. This Prospectus contains the information you should read and know before you invest in any of the Funds through the variable annuity contracts and variable life insurance policies offered by insurance companies which provide for investment in the Trust. Keep this Prospectus for future reference.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Shares are available exclusively as a funding vehicle for insurance companies writing variable life insurance policies and variable annuity contracts. Therefore, any comparison of the Funds to other mutual funds available directly to the general public would be inappropriate. This Prospectus should be accompanied by the Prospectuses for such variable contracts.

The Fees and Expenses tables and the Examples that follow them relate exclusively to the Funds' Shares. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Not FDIC Insured * May Lose Value * No Bank Guarantee

CONTENTS

Federated Clover Value Fund II 1

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 4

What are the Fund's Investment Strategies? 4

Federated Equity Income Fund II 5

Risk/Return Summary 5

What are the Fund's Fees and Expenses? 7

What are the Fund's Investment Strategies? 7

Federated Fund for U.S. Government Securities II 9

Risk/Return Summary 9

What are the Fund's Fees and Expenses? 11

What are the Fund's Investment Strategies? 11

Federated Mid Cap Growth Strategies Fund II 13

Risk/Return Summary 13

What are the Fund's Fees and Expenses? 15

What are the Fund's Investment Strategies? 16

Federated High Income Bond Fund II 16

Risk/Return Summary 16

What are the Fund's Fees and Expenses? 19

What are the Fund's Investment Strategies? 19

Federated International Equity Fund II 20

Risk/Return Summary 20

What are the Fund's Fees and Expenses? 23

What are the Fund's Investment Strategies? 24

Federated Capital Appreciation Fund II 25

Risk/Return Summary 25

What are the Fund's Fees and Expenses? 27

What are the Fund's Investment Strategies? 27

Fund History and Prior Performance of Related Fund 28

Federated Prime Money Fund II 28

Risk/Return Summary 28

What are the Fund's Fees and Expenses? 30

What are the Fund's Investment Strategies? 30

Federated Quality Bond Fund II 31

Risk/Return Summary 31

What are the Fund's Fees and Expenses? 33

What are the Fund's Investment Strategies? 33

Federated Capital Income Fund II 34

Risk/Return Summary 34

What are the Fund's Fees and Expenses? 38

What are the Fund's Investment Strategies? 38

Temporary Investments 40

What are the Principal Securities in Which the
Funds Invest? 40

What are the Specific Risks of Investing in the Funds? 49

What Do Shares Cost? 54

How are the Funds Sold? 56

Payments to Financial Intermediaries 56

How to Purchase and Redeem Shares 56

Account and Share Information 57

Who Manages the Funds? 59

Legal Proceedings 62

Financial Information 63

Appendix A: Hypothetical Investment and
Expense Information 74

Federated Clover Value Fund II

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's primary investment objective is to seek long- term growth of capital. The Fund's secondary objective is to provide income. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund primarily invests in common stocks and other equity securities of U.S. companies with large, mid or small market capitalizations. The Fund's investment adviser (Adviser) seeks to achieve the Fund's investment objective by investing in common stocks and other equity securities of U.S. companies with large, mid or small market capitalizations that the Adviser believes are undervalued relative to the market or their historic valuations. The Fund invests in securities of U.S. companies operating in a broad range of industries based primarily on value characterizations such as price-cash flow, price-earnings and price-book value ratios. In selecting securities for the Fund, the Adviser will seek to identify companies whose stock is out-of-favor with investors.

As more fully described in this Prospectus, the Fund's investments may include, but are not limited to, the following: equity securities of domestic issuers (including American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies), derivative instruments and/or hybrid instruments, such as futures and options and exchange-traded funds (ETFs).

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's share price may decline suddenly or over a sustained period of time.
  Large-Sized Company Risks. The Fund may invest in large-size companies. Although diminished in larger capitalization companies, the risks of investing in all companies include business failure and, in addition, larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.
  Medium Sized Company Risks. The Fund may invest in mid-size companies. Mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies.
  Small Company Risks. The Fund may invest in smaller-capitalization companies. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
  Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. Effective April 30, 2009, the Fund changed its investment strategies to those described under "What are the Fund's Investment Strategies" in this Prospectus. Thus it should be noted that the performance shown below was achieved using a different investment strategy than that which is currently in use. The bar chart shows the variability of the Fund's Primary Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Primary Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's Primary Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was (15.04)%.

Within the periods shown in the bar chart, the Fund's Primary Shares highest quarterly return was 16.93% (quarter ended June 30, 2003). Its lowest quarterly return was (19.60)% (quarter ended September 30, 2002).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund's Primary Shares. The table also shows returns for the Russell 3000 Value Index (Russell 3000 Value), the Russell 1000 Value Index (Russell 1000 Value) and Standard & Poor's 500/Citigroup Value Index (S&P 500/CV), broad based market indexes, and the Lipper Variable Underlying Funds Large-Cap Value Average (LLCVFA), which is an average of funds with similar investment objectives. Russell 3000 Value, Russell 1000 Value and S&P 500/CV returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. LLCVFA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	(33.79)%	(4.23)%	(1.51)%
Russell 3000 Value1	(36.25)%	(0.72)%	1.69%
Russell 1000 Value1	(36.85)%	(0.79)%	1.36%
S&P 500/CV	(39.22)%	(1.72)%	0.10%
LLCVFA	(37.38)%	(3.15)%	(0.77)%

1 The Fund's investment adviser has elected to change the Fund's benchmark index from S&P 500/CV to Russell 3000 Value and Russell 1000 Value. The Russell 3000 Value and Russell 1000 Value are more representative of the securities typically held by the Fund.

What are the Fund's Fees and Expenses?

FEDERATED CLOVER VALUE FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Primary Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Primary Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.75%
Distribution (12b-1) Fee	None
Other Expenses3	0.59%
Total Annual Fund Operating Expenses	1.34%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived certain amounts. Additionally, the shareholder services provider did not charge its fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers and Reduction of Fund Expenses	0.34%
Total Actual Annual Fund Operating Expenses (after waivers and reduction)	1.00%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.70% for the fiscal year ended December 31, 2008.
3 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payment to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. In addition, the shareholder services provider did not charge, and therefore the Fund's Primary Shares did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund's Primary Shares (after the voluntary waiver and reduction) were 0.30% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Primary Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Primary Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Primary Shares operating expenses are before waivers and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$136
3 Years	$425
5 Years	$734
10 Years	$1,613

What are the Fund's Investment Strategies?

The Fund invests under normal market conditions at least 80% of its assets in equity securities of U.S. companies with large, mid or small market capitalizations that the Adviser believes to be undervalued relative to the market or their historic valuation. The Fund invests in securities of U.S. companies operating in a broad range of industries based primarily on value characterizations such as price-cash flow, price-earnings and price-book value ratios. In selecting specific securities for the Fund, the Adviser will seek to identify companies whose stock is out-of-favor with investors.

Under normal market conditions, the Fund invests its assets in a diversified portfolio of equity securities including common stocks, preferred stocks which are convertible into common stock, and ADRs which may constitute up to 20% of the Fund's assets. In addition to these equity securities, the Fund may also invest in debt securities convertible into common stock, and may invest up to 5% of its net assets in warrants and rights to purchase common stocks, and up to 10% of its net assets in equity interests issued by real estate investment trusts (REITs). Assets of the Fund not invested in the equity securities described above may be invested in other securities such as money market funds, exchange-traded funds and repurchase agreements. Under normal circumstances, up to 20% of the Fund's assets may be invested in money market or similar cash investments in order to maintain liquidity or if the Adviser determines that securities meeting the fund's investment objective are not otherwise reasonably available for purchase.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

Because the Fund was formerly named "Federated American Leaders Fund II," it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in U.S. equity or fixed-income investments.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Federated Equity Income Fund II

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide above average income and capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in income-producing equity securities, including securities that are convertible into common stocks. The Fund's investment adviser (Adviser) ordinarily selects value stocks that have a comparatively low volatility in share price relative to the overall equity market and which may provide relatively high dividend income, but may also select securities of companies that offer superior growth prospects.

The Fund may invest in derivative contracts to implement its investment strategies as more fully described below.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.
  Sector Risks. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.
  Investment Style Risk. Due to the Fund's value style of investing, the Fund's Share price may lag that of other Funds using a different investment style.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
  Risks of Foreign Investing. Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
  Currency Risks. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.
  Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's total return for the three-month period from January 1, 2009 to March 31, 2009 was (10.92)%.

Within the periods shown in the bar chart, the Fund's highest quarterly return was 15.71% (quarter ended June 30, 2003). Its lowest quarterly return was (16.62)% (quarter ended December 31, 2008).

Average Annual Total Return Table

Return Before Taxes is shown. The table also shows returns for the Russell 1000 Value Index (RU1000V), a broad-based market index, and the Fund's blended benchmark, consisting of 90% Russell 1000 Value Index/10% Merrill Lynch 91 Day Treasury Index (90%RU1000V/10%ML91DTB) and the Lipper Variable Underlying Funds Equity Income Average (LFEIA). RU1000V and 90%RU1000V/10%ML91DTB returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. LFEIA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index or average.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	(30.45)%	0.38%	(0.38)%
RU1000V	(36.85)%	(0.79)%	1.36%
90% RU1000V/10% ML91DTB	(32.96)%	(0.39)%	1.57%
LFEIA	(38.68)%	(3.23)%	(0.57)%

What are the Fund's Fees and Expenses?

FEDERATED EQUITY INCOME FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers and Reductions)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.75%
Distribution (12b-1) Fee3	0.25%
Other Expenses4	1.14%
Acquired Fund Fees and Expenses5	0.01%
Total Direct and Acquired Annual Fund Operating Expenses	2.15%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived certain amounts. Additionally, the distributor and shareholder services provider did not charge their fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers and Reductions of Fund Expenses	0.97%
Total Direct and Acquired Annual Fund Operating Expenses (after waivers and reductions)	1.18%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.35% for the fiscal year ended December 31, 2008.
3 The Fund did not pay or accrue the distribution (12b-1) fee during the fiscal year ended December 31, 2008. The Fund has no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending December 31, 2009.
4 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Additionally, the shareholder services provider did not charge, and therefore the Fund did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by Fund (after the voluntary waiver and reduction) were 0.82% for the fiscal year ended December 31, 2008.
5 The Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's indirect expenses from investing in the acquired funds is based upon the average allocation of the Fund's investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waiver) for the fiscal year ended December 31, 2008. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund's assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are before waivers and reductions as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$218
3 Years	$673
5 Years	$1,154
10 Years	$2,483

What are the Fund's Investment Strategies?

The Fund pursues its investment objective by investing primarily in income-producing equity securities, including securities that are convertible into common stocks. The Fund's holdings ordinarily will be in value stocks of large and middle capitalization companies. The Adviser attempts to manage the Fund so that, on average, the Fund's portfolio yield is greater than the yield of the S&P 500 Index.

The Adviser performs a review of potential issuers, looking at criteria appropriate to the Fund's investment goals. The Adviser examines primarily large and middle capitalization companies, which, in the Adviser's opinion, are trading at a low valuation in relation to their historic and current market prices, and to their expected future price based on projected earnings. In addition, the equity securities held by the Fund will generally have a history and an expectation of paying increasing dividends to shareholders.

The Adviser's process for selecting equity investments attempts to identify high-quality, mid- to large-cap companies with high relative dividend yields that are likely to maintain and increase their dividends. Small, rapidly growing companies typically reinvest their earnings into expansion and therefore do not pay dividends. A company's dividend yield is high when it is higher than the current yield of the stock market. By investing in companies with high relative dividend yields, the Adviser seeks to reduce the downside risk and volatility of the Fund's portfolio and to purchase undervalued stocks that may significantly increase in price as the market recognizes the company's true value.

After identifying candidates through a screening process, the Adviser performs fundamental research and analysis to select stocks that exhibit the most promising long-term value for the Fund's portfolio, as well as securities that exhibit growth characteristics. In selecting securities, the Adviser focuses on the current financial condition of the issuing company, in addition to examining its business and product strength, earnings quality, competitive position, management expertise and sustainability of current growth trends. In addition to these factors, it looks at the issuing company's earnings quality and sustainability of current growth trends. Further, the Adviser considers current economic, financial market, and industry factors, which may affect the issuing company. The Adviser's key buy criteria favor companies operating within mature industries, with long operating histories, that are market leaders, with well-known brand names or market franchises, or with above average sales and strong cash flows that have efficient capital allocation processes.

Companies with similar characteristics may be grouped together in broad categories called sectors. The Adviser diversifies the Fund's investments, limiting the Fund's risk exposure with respect to individual securities and industry sectors.

The Fund purchases convertible preferred stocks, convertible bonds and hybrid securities which have a higher yield than common stocks, and higher yielding fixed-income securities in order to increase the Fund's yield and to generally provide a measure of protection against market declines.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  increase or decrease the effective duration of the Fund portfolio;
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

Because the Fund refers to equity income investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to invest normally less than 80% of its assets in income producing equity investments.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Federated Fund for U.S. Government Securities II

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide current income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund's overall strategy is to invest in a portfolio consisting primarily of U.S. Treasury securities, U.S. government agency securities (including mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities), investment-grade non-governmental mortgage-backed securities and related derivative contracts. The Fund buys and sells portfolio securities based primarily on its market outlook and analysis of how securities may perform under different market conditions. The Fund evaluates its investment strategy by comparing the performance and composition of the Fund's portfolio to the performance and composition of a blended index comprised of an index composed of notes and bonds issued by the U.S. government and its agencies or instrumentalities and an index composed of mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities.

The Fund may invest in derivative contracts to implement its investment strategies as more fully described below.

The Fund intends to invest in the securities of U.S. government-sponsored entities (GSEs), including GSE securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government. Finally, the Fund may invest in GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
  Credit Risks. It is possible that issuers of non-governmental, mortgage-backed securities in which the Fund invests will fail to pay interest or principal on these securities when due, which would result in the Fund losing money.
  Liquidity Risks. The non-governmental, mortgage-backed securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.
  Risks Associated with Complex Collateralized Mortgage Obligations (CMOs). CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities.
  Risks Associated with Investing in Commercial Mortgage Backed Securities (CMBS). The risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. Therefore the value of these securities may change based upon actual or perceived changes in the value of commercial real estate. CMBS may also expose the Fund to interest rate, liquidity and credit risk.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, liquidity and leverage risks.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The Fund's Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's total return for the three-month period from January 1, 2009 to March 31, 2009 was 1.72%.

Within the periods shown in the bar chart, the Fund's highest quarterly return was 4.46% (quarter ended September 30, 2001). Its lowest quarterly return was (1.84)% (quarter ended June 30, 2004).

Average Annual Total Return Table

Return Before Taxes is shown. The table also shows returns for the Barclays Capital Mortgage-Backed Securities Index (BCMBS), and the Barclays Capital Government Index (BCGI), both broad-based market indexes, and a blended index (Blended Index) comprised of 67% Barclays Capital Mortgage-Backed Securities Index and 33% Barclays Capital Government Index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	4.28%	4.06%	4.86%
BCMBS	8.52%	5.59%	6.07%
BCGI	12.39%	6.06%	6.16%
Blended Index	9.80%	5.75%	6.10%

What are the Fund's Fees and Expenses?

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.60%
Distribution (12b-1) Fee	None
Other Expenses2	0.38%
Total Annual Fund Operating Expenses	0.98%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the shareholder services provider did not charge its fee. This is shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Reduction of Fund Expenses	0.25%
Total Actual Annual Fund Operating Expenses (after reduction)	0.73%
2 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The shareholder services provider did not charge, and therefore the Fund did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund (after the reduction) were 0.13% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are before reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$100
3 Years	$312
5 Years	$542
10 Years	$1,201

What are the Fund's Investment Strategies?

The Fund is intended to provide returns consistent with investments in U.S. government and government agency securities and mortgage-backed securities. The Fund also intends to qualify as a permissible investment for variable annuity contracts and variable life insurance policies, and will limit its investments accordingly. The Fund's overall strategy is therefore to invest in a portfolio consisting primarily of U.S. Treasury securities, U.S. government agency securities, investment-grade non-governmental mortgage- backed securities and related derivative contracts. The Fund determines whether securities are investment-grade based on credit ratings issued by one or more nationally recognized statistical rating organizations (NRSROs).

The Fund buys and sells portfolio securities based primarily on the Adviser's market outlook and analysis of how securities may perform under different market conditions. The Adviser's market outlook reflects multiple factors, including:

  current and expected U.S. economic growth;
  current and expected changes in the rate of inflation;
  the level of interest rates in other countries as compared to U.S. interest rates;
  the Federal Reserve Board's monetary policy; and
  technical factors affecting the supply or demand for specific securities or types of securities.

The Adviser's securities analysis considers, among other factors, the historical and expected performance of securities relative to their risks. Performance includes the potential for appreciation, as well as a security's expected yield. The analysis also considers some or all of the risks described below.

The Adviser evaluates the investment strategy by comparing the performance and composition of the Fund's portfolio to the performance and composition of a blended index comprised of an index composed of notes and bonds issued by the U.S. government and its agencies or instrumentalities and an index composed of mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities (the "Index").

Although there can be no assurance that the Fund's total return will exceed the Index's during any period, the Fund seeks to construct a portfolio that will perform favorably when compared to the Index over the long-term. In pursuing this strategy, the composition of the Fund's portfolio will vary from the composition of the Index. The Fund's portfolio may also include individual securities not represented in the Index.

The Adviser may seek to control risks by adopting policies that limit the extent to which the Fund's portfolio may vary from the Index. For example, under normal market conditions, the Adviser currently limits the effective duration of the Fund's portfolio to within 20% of the effective duration of the Index. Effective duration provides a measure of the price sensitivity of a fixed-income security or portfolio of fixed-income securities to changes in interest rates. The Adviser may change these limitations at any time without prior approval from the Fund's trustees or shareholders.

Mortgage-backed pass-through certificates are typically offered or traded on a "to-be-announced" or other delayed delivery basis. U.S. government securities may also be offered on a delayed delivery basis. The Fund will enter into trades on this basis in order to participate in these offerings or trade these securities. The Fund may also seek to increase its income by engaging in dollar-roll transactions.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  increase or decrease the effective duration of the Fund portfolio;
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

The Fund invests in overnight repurchase agreements or money market funds in order to maintain sufficient cash to pay for daily net redemptions and portfolio transactions.

Because the Fund refers to U.S. government securities in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to invest, under normal circumstances, less than 80% of its assets in U.S. government investments.

You should obtain a copy of the Fund's Statement of Additional Information (SAI) for a more detailed description of the Adviser's investment process.

Federated Mid Cap Growth Strategies Fund II

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in domestic mid-cap common stocks that offer superior growth prospects. The Fund may also invest in common stocks of foreign issuers (including American Depositary Receipts (ADRs)). Mid-cap companies are defined as those with market capitalizations similar to companies in the Russell Midcap Growth Index, which as of February 28, 2009, ranged from $42 million to $13 billion. The Fund may invest in derivative contracts to implement its investment strategies as more fully described herein.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's share price may decline suddenly or over a sustained period of time.
  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Liquidity Risks. The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.
  Currency Risks. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's total return for the three-month period from January 1, 2009 to March 31, 2009 was (5.18)%.

Within the periods shown in the bar chart, the Fund's highest quarterly return was 42.11% (quarter ended December 31, 1999). Its lowest quarterly return was (25.54)% (quarter ended December 31, 2008).

Average Annual Total Return Table

Return Before Taxes is shown. The table also shows returns for the Russell Midcap Growth Index (RMGI), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	(43.49)%	(1.25)%	0.38%
RMGI	(44.32)%	(2.33)%	(0.19)%

What are the Fund's Fees and Expenses?

FEDERATED MID CAP GROWTH STRATEGIES FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.75%
Distribution (12b-1) Fee	None
Other Expenses3	1.30%
Acquired Fund Fees and Expenses4	0.01%
Total Direct and Acquired Annual Fund Operating Expenses	2.06%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. Additionally, the shareholder services provider did not charge its fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers and Reduction of Fund Expenses	0.77%
Total Direct and Acquired Annual Fund Operating Expenses (after waivers and reduction)	1.29%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.32% for the fiscal year ended December 31, 2008.
3 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Additionally, the shareholder services provider did not charge, and therefore the Fund did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund (after the voluntary waiver and reduction) were 0.96% for the fiscal year ended December 31, 2008.
4 The Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's indirect expenses from investing in the acquired funds is based upon the average allocation of the Fund's investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waiver) for the fiscal year ended December 31, 2008. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund's assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are before waivers and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$209
3 Years	$646
5 Years	$1,108
10 Years	$2,390

What are the Fund's Investment Strategies?

The Fund pursues its investment objective by investing primarily in domestic mid cap company stocks that offer superior growth prospects. The Fund may also invest in common stocks (including American Depositary Receipts (ADRs)) of foreign issuers. The Fund also invests in convertible securities and preferred stocks issued by these domestic and foreign mid-cap companies. The Adviser evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. The Adviser then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using its own quantitative process, the Fund's investment adviser (Adviser) rates the future performance potential of companies. Using this type of analysis, the Adviser selects the most promising companies for the Fund's portfolio. A description of the various types of securities in which the Fund invests, and their risks, immediately follows the strategy discussion.

The Fund may also seek capital appreciation by buying securities in initial public offerings. The Fund will participate in such offerings without regard to the issuer's market capitalization. The Adviser may select initial public offerings based on its fundamental analysis of the issuer.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

Because the Fund refers to mid cap investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in mid-cap companies. For purposes of this limitation, mid cap companies will be defined as companies with market capitalizations similar to companies in the Russell Midcap Growth Index. The definition will be applied at the time of investment, and the Fund will not be required to sell an investment because a company's market capitalization has grown or reduced outside the market capitalization range of mid cap companies. As of February 28, 2009, the market capitalization of companies in the Russell Midcap Growth Index ranged from $42 million to $13 billion.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Federated High Income Bond Fund II

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to seek high current income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in a diversified portfolio of high-yield, lower-rated corporate bonds (also known as "junk bonds").

The Fund may invest in derivative contracts to implement its investment strategies as more fully described below.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Credit Risks. The corporate bonds in which the Fund invests have a higher default risk than investment-grade securities. Low-grade corporate bonds are almost always uncollateralized and subordinated to other debt that an issuing firm has outstanding.
  Liquidity Risks. Liquidity of individual corporate bonds varies considerably. Low-grade corporate bonds have less liquidity than investment-grade securities, which means that it may be more difficult to buy or sell a security at a favorable price or time.
  Risks Associated with Noninvestment-Grade Securities. Securities rated below investment-grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed- income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
  Risks Related to the Economy. Low-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Risks of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, currency, liquidity and leverage risks.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's Primary Shares investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Primary Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Primary Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's Primary Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was 5.41%.

Within the periods shown in the bar chart, the Fund's Primary Shares highest quarterly return was 7.56% (quarter ended June 30, 2003). Its lowest quarterly return was (19.65)% (quarter ended December 31, 2008).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund's Primary Shares. The table also shows returns for the Barclays Capital (formerly Lehman Brothers) High Yield 2% Issuer Constrained Index (BCHY2%ICI), a broad-based market index and the Lipper Variable Underlying Funds High Current Yield Average (LFHCYA), which is an average of funds with similar investment objectives. BCHY2%ICI returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. LFHCYA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index or an average.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	(25.99)%	(0.78)%	1.18%
BCHY2%ICI	(25.88)%	(0.84)%	2.28%
LFHCYA	(28.33)%	(2.96)%	(0.47)%

What are the Fund's Fees and Expenses?

FEDERATED HIGH INCOME BOND FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Primary Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Primary Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.60%
Distribution (12b-1) Fee	None
Other Expenses2	0.44%
Total Annual Fund Operating Expenses	1.04%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the shareholder services provider did not charge its fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Reduction of Fund Expenses	0.25%
Total Actual Annual Fund Operating Expenses (after reduction)	0.79%
2 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The shareholder services provider did not charge, and therefore the Fund's Primary Shares did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund's Primary Shares (after the reduction) were 0.19% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Primary Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Primary Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Primary Shares operating expenses are before reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$106
3 Years	$331
5 Years	$574
10 Years	$1,271

What are the Fund's Investment Strategies?

The Fund provides exposure to the high-yield, lower-rated corporate bond market. The Fund's investment adviser (Adviser) actively manages the Fund's portfolio seeking to realize the potentially higher returns of high-yield bonds (also known as "junk bonds") compared to returns of high-grade securities by seeking to minimize default risk and other risks through careful security selection and diversification. The Fund primarily invests in domestic high-yield bonds but may invest a portion of its portfolio in securities of issuers based outside of the United States.

The Adviser selects securities that it believes has attractive risk-return characteristics. The securities in which the Fund invests have high yields primarily because of the market's greater uncertainty about the issuer's ability to make all required interest and principal payments, and therefore about the return that will, in fact, be realized by the Fund.

The Adviser attempts to select bonds for investment by the Fund which offer high potential returns for the default risks being assumed. The Adviser's security selection process consists of a credit-intensive, fundamental analysis of the issuing firm. The Adviser's analysis focuses on the financial condition of the issuing firm, together with the issuer's business and product strength, competitive position and management expertise. Further, the Adviser considers current economic, financial market and industry factors, which may affect the issuer.

The Adviser attempts to minimize the Fund's portfolio credit risk through diversification. The Adviser selects securities to maintain broad portfolio diversification both by company and industry. The Adviser does not target an average maturity for the Fund's portfolio.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  increase or decrease the effective duration of the Fund portfolio;
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

Because the Fund refers to high-income bond investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed-income investments rated below investment-grade.

Federated International Equity Fund II

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to obtain a total return on its assets. The Fund's total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Fund expects that changes in market value will comprise the largest component of its total return. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in equity securities of companies based outside the United States.

The Fund's investment adviser's (Adviser) process for selecting investments is a combination of bottom-up selection and top-down analysis. Bottom-up stock selection emphasizes fundamental analysis by skilled portfolio managers while top-down analysis attempts to predict the impact of economic and market cycles. The Fund is not limited to investing according to any particular style, size of company or maintaining minimum allocations to any particular region or country. However, the Adviser anticipates that normally the Fund will primarily invest in mid- to large-capitalization companies based outside the United States that have been selected using the growth style of stock selection. However, to a lesser extent, the Fund may also invest in foreign companies based in emerging markets.

The Fund may invest in derivative contracts to implement its investment strategies as more fully described in this Prospectus.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Currency Risks. Because the exchange rates for currencies fluctuate daily, prices of the foreign market securities in which the Fund invests are more volatile than prices of securities traded exclusively in the United States.
  Emerging Markets Risks. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
  Risks Related to Investing for Growth. The growth stocks in which the Fund may invest are typically more volatile than traditional value stocks and may depend more on price changes than dividend returns.
  Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, credit, currency, liquidity and leverage risks.
  Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by risks of foreign investing than would otherwise be the case.
  Credit Risks. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance.
  Leverage Risks. The derivative contracts and hybrid instruments in which the Fund invests may be subject to leverage risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
  Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's total return for the three-month period from January 1, 2009 to March 31, 2009 was (11.41)%.

Within the periods shown in the bar chart, the Fund's highest quarterly return was 58.40% (quarter ended December 31, 1999). Its lowest quarterly return was (23.76)% (quarter ended September 30, 2008).

Average Annual Total Return Table

Return Before Taxes is shown. The table also shows returns for the Morgan Stanley Capital International Europe, Australasia & Far East Growth Index (MSCI-EAFE GI), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	(45.72)%	(2.53)%	(1.00)%
MSCI-EAFE GI	(42.70)%	1.43%	(1.30)%

What are the Fund's Fees and Expenses?

FEDERATED INTERNATIONAL EQUITY FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Anticipated Waivers, Reimbursement and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	1.00%
Distribution (12b-1) Fee	None
Other Expenses3	2.98%
Acquired Fund Fees and Expenses4	0.02%
Total Anticipated Direct and Acquired Annual Fund Operating Expenses5	4.00%

1 The percentages shown have been restated and are based on anticipated expenses for the entire fiscal year ending December 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator expect to waive and/or reimburse certain amounts. In addition, the shareholder services provider expects not charge its fee. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending December 31, 2009.
Total Anticipated Waivers, Reimbursement and Reduction of Fund Expenses	2.29%
Total Anticipated Direct and Acquired Annual Fund Operating Expenses (after anticipated waivers, reimbursement and reduction)	1.71%
2 The Adviser expects to voluntarily waive the management fee. The Adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending December 31, 2009. The management fee paid by the Fund (after voluntary waiver) was 0.82% for the fiscal year ended December 31, 2008.
3 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator expects to voluntarily waive a portion of its fee and the Adviser expects to voluntarily reimburse certain operating expenses of the Fund. The administrator and Adviser can terminate this anticipated voluntary waiver/reimbursement at any time. In addition, the shareholder services provider expects not to charge, and therefore the Fund will not accrue, its fee. This anticipated reduction can be terminated at any time. Total other expenses paid by the Fund (after the anticipated voluntary waiver, reimbursement and reduction) are expected to be 1.69% for the fiscal year ending December 31, 2009. Total other expenses paid by the Fund (after voluntary waiver and reduction) were 0.75% for the fiscal year ended December 31, 2008.
4 The Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund's investment in the acquired funds and upon the anticipated total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers) for the fiscal year ended December 31, 2008. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund's assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.
5 The Total Actual Annual Fund Operating Expenses paid by the Fund (after voluntary waivers and reduction, but excluding Acquired Fund Fees and Expenses) were 1.57% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are before anticipated waivers, reimbursement and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$402
3 Years	$1,218
5 Years	$2,051
10 Years	$4,206

What are the Fund's Investment Strategies?

The Fund pursues its investment objective by investing primarily in equity securities of companies based outside the United States.

The Adviser actively manages the Fund's portfolio. The Adviser's process for selecting investments is a combination of bottom-up stock selection and top-down analysis. Bottom-up stock selection emphasizes fundamental analysis of companies by skilled portfolio managers while top- down analysis attempts to predict the impact of economic and market cycles.

The Adviser seeks to identify individual companies with the potential for investment return. The investment return could result from the Adviser's view that a company has strong earnings growth potential, that a company is undervalued or based on generating income or the potential for income. The Fund is not limited to investing according to any particular style, size of company, or maintaining minimum allocations to any particular region or country. However, the Adviser anticipates that normally the Fund will primarily invest in mid- to large-capitalization companies based outside the United States that have been selected using the growth style of stock selection. However, to a lesser extent, the Fund may also invest in foreign companies based in emerging markets.

The Adviser selects stocks by attempting to evaluate the companies in the Fund's investment universe based on fundamental analysis of, and forecasting, their potential for future stock price appreciation. Key factors in this analysis are: evaluation of the quality of company management; industry position; financial strength; and expected future growth in earnings or cash flows. Before purchasing a stock, the Adviser weighs appreciation potential against market price to evaluate the stock's potential compared to its current price.

The Adviser attempts to manage the risk of relative underperformance of the stocks of the growth companies it selects in down markets by seeking to purchase growth stocks at reasonable prices. The Adviser manages the portfolio's exposure to random or unpredictable events that may adversely affect individual companies, or the risk that the Adviser is otherwise wrong in its analysis of any particular company, through portfolio diversification. There is no assurance these strategies will be successful in reducing portfolio risk. In addition, even if these strategies are successful, the Fund's portfolio is expected to have a relatively high price volatility.

While the Adviser does not take concentrated positions in individual stocks, the Adviser may emphasize business sectors or certain countries in the Fund's portfolio because they exhibit stronger growth potential, or appreciation potential, or both, or the Adviser believes it has greater skill (or fundamental analysis is more effective) in picking stocks in those sectors or countries.

The Fund may purchase shares of ETFs. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The Fund is not limited in the portion of its investments that are denominated in either foreign currency or in U.S. dollars. From time to time, the Fund may hedge a portion of its currency risk by using derivatives such as futures or forward contracts. Currency hedges can protect against price movements in a security that a fund owns that are attributable to changes in the value of the currency in which the security is denominated. Hedging may reduce gains or cause losses to the Fund if the hedged currency moves in a different manner than the Adviser anticipated or if the cost of the hedge outweighs its value. It is anticipated that the majority of the Fund's portfolio will not be hedged and will therefore remain subject to currency risk.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

Because the Fund refers to equity investments in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its assets in equity investments.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Federated Capital Appreciation Fund II

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus. This investment objective may be changed by the Fund's Trustees without shareholder approval.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in common stock of domestic companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued. The Fund may also invest in common stocks of foreign issuers (including American Depositary Receipts (ADRs)).

The Fund may invest in derivative contracts to implement its investment strategies as more fully described below.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Liquidity Risks. The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.
  Currency Risks. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Primary Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Primary Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's Primary Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was (10.33)%.

Within the periods shown in the bar chart, the Fund's Primary Shares highest quarterly return was 14.49% (quarter ended June 30, 2003). Its lowest quarterly return was (19.82)% (quarter ended March 31, 2001).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund's Primary Shares. The table also shows returns for the Standard & Poor's 500 Index (S&P 500), a broad-based market index and the Lipper Variable Underlying Funds Large Cap Core Average (LLCCA), an average of funds with similar objectives. S&P 500 returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. LLCCA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	Start of Performance1
Fund:
Return Before Taxes	(29.37)%	(0.26)%	(6.93)%
S&P 500	(37.00)%	(2.19)%	(3.98)%
LLCCA	(38.55)%	(3.55)%	(4.90)%

1 The Fund's Primary Shares start of performance date was June 19, 2000.

What are the Fund's Fees and Expenses?

FEDERATED CAPITAL APPRECIATION FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Primary Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Primary Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers and Reductions)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.85%
Distribution (12b-1) Fee3	0.25%
Other Expenses4	0.71%
Total Annual Fund Operating Expenses5	1.81%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived certain amounts. Additionally, the distributor and shareholder services provider did not charge their fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers and Reductions of Fund Expenses	0.63%
Total Actual Annual Fund Operating Expenses (after waivers and reductions)	1.18%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.76% for the fiscal year ended December 31, 2008.
3 The Fund did not pay or accrue the distribution (12b-1) fee for the Primary Shares during the fiscal year ended December 31, 2008. The Fund has no present intention of paying or accruing the distribution (12b-1) fee for the Primary Shares during the fiscal year ending December 31, 2009.
4 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. In addition, the shareholder services provider did not charge, and therefore the Fund's Primary Shares did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund's Primary Shares (after the voluntary waiver and reduction) were 0.42% for the fiscal year ended December 31, 2008.
5 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses paid by the Fund's Primary Shares (after the voluntary waiver and/or reimbursements) will not exceed 1.18% for the fiscal year ending December 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after February 28, 2010.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Primary Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Primary Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Primary Shares operating expenses are before waivers and reductions as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$184
3 Years	$569
5 Years	$980
10 Years	$2,127

What are the Fund's Investment Strategies?

The Fund pursues its investment objective by investing primarily in common stock of domestic companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued. This includes companies with market capitalizations in excess of $500 million. Market capitalization is determined by multiplying the number of outstanding shares by the current market price per share. The Fund may also invest in common stocks of foreign issuers (including ADRs). The Fund also invests in convertible securities and preferred stocks issued by these domestic and foreign companies. A description of the various principal types of securities in which the Fund invests, and their risks, immediately follows this strategy section.

The Fund invests primarily in stocks of companies that the Adviser expects to have better future prospects than are reflected in the prices of those stocks. In its stock selection process, the Fund uses fundamental and valuation analysis. The Adviser evaluates a company's fundamentals and attempts to project long-term future earnings growth rates. In addition, the Adviser employs valuation analysis as a framework for evaluating how the stock could be valued. The fundamental research is conducted by the Adviser's staff. Fundamental analysis includes, but is not limited to, examination of a company's product positioning, management quality and sustainability of growth trends. Valuation analysis frequently includes, but is not limited to, examining traditional valuation metrics, such as price-to-earnings, price-to-cashflow and price-to-sales ratios, on both an absolute and relative basis.

The Fund may also seek capital appreciation by buying securities in initial public offerings. The Fund will participate in such offerings without regard to the issuer's market capitalizations. The Adviser may select initial public offerings based on its fundamental analysis of the issuer.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Fund History and Prior Performance of Related Fund

Prior to April 30, 2002, the name of the Fund was "Federated Large Cap Growth Fund II." Effective April 30, 2002, the name of the Fund officially changed to "Federated Capital Appreciation Fund II." Simultaneously with the name change, the Fund began to implement its current investment strategy, which is substantially similar to the investment strategy of Federated Capital Appreciation Fund (FCAF), another mutual fund managed by the Fund's Adviser.

Because the Fund and FCAF are both managed by the Adviser and now have substantially similar investment strategies and policies, historical performance information for FCAF may be of interest to Fund investors, and is presented in the following table.

Average Annual Total Returns1 for the Periods Ended 3/31/2009
1 Year	(35.84)%
5 Years	(3.55)%
10 Years	0.30%

1 Performance figures are for the Class A Shares of FCAF, and reflect all fees and expenses charged to Class A Shares including the maximum 5.50% of sales charge applicable to Class A Shares. FCAF offers other classes of shares, whose performance will differ due to differences in charges and expenses.

With respect to the information contained in this table, please note the following:

  The performance history relates solely to FCAF and should not be considered as an indication of the past or future performance of the Fund (or the future performance of FCAF);
  The performance history of FCAF is not a substitute for the performance history of the Fund;
  The Fund has only been managed with the same investment strategy as FCAF since April 30, 2002. This, as well as any differences in applicable charges and expenses, will contribute to differing performance between the two funds in any given period;
  Unlike the Fund, FCAF is not offered to investors through a variable insurance product contract. Thus, its performance does not reflect any charges and expenses that would be imposed under a variable insurance product contract. Had the effect of such charges been included, the performance figures for FCAF would be lower; and
  Mutual fund performance changes over time and may vary significantly from what is shown above. Investment return and principal value will fluctuate, so when Shares are redeemed they may be worth more or less than the original cost.

Federated Prime Money Fund II

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund's investment objective is to provide current income consistent with stability of principal and liquidity. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in a portfolio of short-term, high-quality, fixed-income securities issued by banks, corporations and the U.S. government. The Fund will have a dollar-weighted average portfolio maturity of 90 days or less.

The Fund intends to invest in the securities of U.S. government-sponsored entities (GSEs), including GSE securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, even though the Fund is a money market fund that seeks to maintain a stable NAV, it is possible to lose money by investing in the Fund.

Credit risk is the possibility that an issuer of a security purchased by the Fund may default on the security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Money market funds try to minimize this risk by purchasing higher quality securities.

Risk/Return Bar Chart and Table

Historically, the Fund has maintained a constant $1.00 net asset value per Share. The bar chart shows the variability of the Fund's total returns on a calendar year-end basis.

The Fund's Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's total return for the three-month period from January 1, 2009 to March 31, 2009 was 0.27%.

Within the periods shown in the bar chart, the Fund's highest quarterly return was 1.53% (quarter ended December 31, 2000). Its lowest quarterly return was 0.13% (quarter ended June 30, 2004).

Average Annual Total Return Table

The following table represents the Fund's Average Annual Total Returns for the calendar period ended December 31, 2008.

Calendar Period	Fund
1 Year	2.54%
5 Years	3.06%
10 Years	3.16%

The Fund's 7-Day Net Yield as of December 31, 2008 was 1.77%. You may call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

What are the Fund's Fees and Expenses?

FEDERATED PRIME MONEY FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.50%
Distribution (12b-1) Fee	None
Other Expenses3	0.53%
Total Annual Fund Operating Expenses4	1.03%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived certain amounts. In addition, the shareholder services provider did not charge its fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers and Reduction of Fund Expenses	0.36%
Total Actual Annual Fund Operating Expenses (after waivers and reduction)	0.67%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.41% for the fiscal year ended December 31, 2008.
3 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. In addition, the shareholder services provider did not charge, and therefore the Fund did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund (after the voluntary waiver and reduction) were 0.26% for the fiscal year ended December 31, 2008.
4 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses paid by the Fund (after the voluntary waivers and reimbursements) will not exceed 0.67% for the fiscal year ending December 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through February 28, 2010.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are before waivers and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$105
3 Years	$328
5 Years	$569
10 Years	$1,259

What are the Fund's Investment Strategies?

The Fund invests primarily in a portfolio of high-quality, fixed-income securities issued by banks, corporations and the U.S. government, maturing in 397 days or less. The Fund will have a dollar-weighted average portfolio maturity of 90 days or less. The Fund's investment adviser (Adviser) actively manages the Fund's portfolio, seeking to limit the credit risk taken by the Fund and to select investments with enhanced yields. A description of the various types of securities in which the Fund principally invests, and their risks, immediately follows the strategy discussion.

The Adviser performs a fundamental credit analysis to develop an approved list of issuers and securities that meet the Adviser's standard for minimal credit risk. The Adviser monitors the credit risks of all portfolio securities on an ongoing basis by reviewing periodic financial data and ratings of nationally recognized statistical rating organizations (NRSROs).

The Adviser targets a dollar-weighted average portfolio maturity range based upon its interest rate outlook. The Adviser formulates its interest rate outlook by analyzing a variety of factors, such as current and expected U.S. economic growth; current and expected interest rates and inflation; and the Federal Reserve Board's monetary policy. The Adviser structures the portfolio by investing primarily in variable rate instruments and commercial paper to achieve a limited barbell structure. In this structure, the maturities of the Fund's investments tend to be concentrated towards the shorter and longer ends of the maturity range of the Fund's investments, rather than evenly spread across the range. The Adviser generally adjusts the portfolio's dollar-weighted average maturity by increasing or decreasing the maturities of the investments at the longer end of the barbell. The Adviser generally shortens the portfolio's maturity when it expects interest rates to rise and extends the maturity when it expects interest rates to fall. This strategy seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes.

INDUSTRY CONCENTRATION

The Fund may invest 25% or more of its assets in commercial paper issued by finance companies.

Federated Quality Bond Fund II

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide current income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests in a diversified portfolio of investment-grade, fixed-income securities consisting primarily of corporate debt securities, U.S. government and privately issued mortgage-backed securities, and U.S. Treasury and agency securities. The Fund's investment adviser (Adviser) seeks to enhance the Fund's performance by allocating relatively more of its portfolio to the security type that the Adviser expects to offer the best balance between current income and risk. Some of the corporate debt securities in which the Fund invests are considered to be "foreign securities," as that term is defined in this Prospectus. The foreign securities in which the Fund invests will be predominately denominated in U.S. dollars. The Fund may invest in derivative contracts to implement its investment strategies as more fully described herein.

Although the value of the Fund's Shares will fluctuate, the Adviser will seek to manage the magnitude of fluctuation by limiting, under normal market conditions, the Fund's dollar-weighted average maturity to between three and ten years and dollar-weighted average duration to between three and seven years. Maturity reflects the time until a fixed-income security becomes payable. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

The Fund intends to invest in the securities of U.S. government-sponsored entities (GSEs), including GSE securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations.
  Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
  Call and Prepayment Risks. The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below its current market value. For instance, when homeowners prepay their mortgages in response to current interest rates, the Fund will be required to reinvest the proceeds at the current interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Liquidity Risk. The fixed-income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.
  Risks Associated with Complex CMOs. The Fund may invest a portion of its assets in securities rated below investment grade which may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, currency, liquidity and leverage risks.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Primary Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.

The Fund's Primary Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's Primary Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was 0.65%.

Within the periods shown in the bar chart, the Fund's Primary Shares highest quarterly return was 4.71% (quarter ended September 30, 2001). Its lowest quarterly return was (6.27)% (quarter ended September 30, 2008).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund's Primary Shares. The table also shows returns for the Barclays Capital U.S. Intermediate Credit Bond Index (BCICI), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	Start of Performance1
Fund:
Return Before Taxes	(7.29)%	1.33%	3.75%
BCICI	(2.76)%	2.52%	5.01%

1 The Fund's Primary Shares start of performance date was April 28, 1999.

What are the Fund's Fees and Expenses?

FEDERATED QUALITY BOND FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Primary Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Primary Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waiver and Reductions)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.60%
Distribution (12b-1) Fee3	0.25%
Other Expenses4	0.39%
Total Annual Fund Operating Expenses	1.24%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser waived certain amounts. Additionally, the distributor and shareholder services provider did not charge their fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waiver and Reductions of Fund Expenses	0.54%
Total Actual Annual Fund Operating Expenses (after waiver and reductions)	0.70%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.56% for the fiscal year ended December 31, 2008.
3 The Fund's Primary Shares did not pay or accrue the distribution (12b-1) fee during the fiscal year ended December 31, 2008. The Fund's Primary Shares have no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending December 31, 2009.
4 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payment to Financial Intermediaries" herein. The shareholder services provider did not charge, and therefore the Fund's Primary Shares did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund's Primary Shares (after the reduction) were 0.14% for the fiscal year ended December 31, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Primary Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Primary Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Primary Shares operating expenses are before waiver and reductions as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$126
3 Years	$393
5 Years	$681
10 Years	$1,500

What are the Fund's Investment Strategies?

The Adviser actively manages the Fund's portfolio seeking current income within the Fund's investment policy parameters for limiting credit risk and Share price volatility attributable to interest rate risk. The Fund limits credit risk by investing exclusively in a diversified portfolio of investment-grade, fixed-income securities, consisting primarily of corporate debt securities, U.S. government issued mortgage-backed securities, and U.S. Treasury and agency securities. Investment-grade securities are rated in one of the four highest categories (BBB or higher) by a nationally recognized statistical rating organization (NRSRO), or if unrated, of comparable quality as determined by the Adviser.

The Fund's Share price volatility attributable to interest rate risk is managed by maintaining, under normal market conditions, a dollar-weighted average portfolio duration of between three and seven years. Further, the dollar-weighted average portfolio maturity of the Fund will normally be between three and ten years.

Within the Fund's three to seven-year portfolio duration range, the Adviser may seek to change the Fund's interest rate volatility exposure, by lengthening or shortening duration from time-to-time based on its interest rate outlook. If the Adviser expects interest rates to decline, it will generally lengthen the Fund's duration. If the Adviser expects interest rates to increase, it will generally shorten the Fund's duration. The Adviser formulates its interest rate outlook and otherwise attempts to anticipate changes in economic and market conditions by analyzing a variety of factors, such as:

  current and expected U.S. growth;
  current and expected interest rates and inflation;
  the Federal Reserve Board's monetary policy; and
  changes in the supply of or demand for U.S. government securities.

In addition to managing the Fund's portfolio duration, the Adviser seeks to enhance the Fund's current income by selecting securities, within the Fund's credit quality range, that the Adviser expects will offer the best relative value. In other words, in selecting securities, the Adviser assesses whether the Fund will be adequately compensated for assuming the risks (such as credit risk) of a particular security by comparing the security to other securities without those risks. The Adviser continually analyzes a variety of economic and market indicators in order to arrive at the projected yield "spread" of each security type. (The spread is the difference between the yield of a security versus the yield of a U.S. Treasury security with a comparable average life.) The security's projected spread is weighed against the security's credit risk (in the case of corporate securities) and its risk of prepayment (in the case of mortgage-backed securities) in order to complete the analysis.

Corporate debt securities generally offer higher yields than U.S. government securities to compensate for credit risk. Similarly, asset and mortgage-backed securities generally offer higher yields versus U.S. Treasury securities and non-mortgage-backed agency securities, to compensate for prepayment risk. The Adviser invests the Fund's portfolio seeking the higher relative returns of corporate debt securities and asset and mortgage-backed securities, when available, while maintaining appropriate portfolio diversification and attempting to limit the associated credit or prepayment risks.

The Adviser attempts to manage the Fund's credit risk by selecting corporate debt securities that make default in the payment of principal and interest less likely. The Adviser uses corporate earnings analysis to determine which business sectors and credit ratings are most advantageous for investment by the Fund. In selecting individual corporate fixed-income securities, the Adviser analyzes a company's business, competitive position and financial condition to assess whether the security's credit risk is commensurate with its potential return. Some of the corporate debt securities in which the Fund invests are considered to be "foreign securities," as that term is defined in the Prospectus. For example, a corporate debt security will be treated as a "foreign security" if the issuer derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country. The foreign securities in which the Fund invests will be predominately denominated in the U.S. dollar.

The Adviser attempts to manage the Fund's prepayment risk by selecting mortgage-backed securities with characteristics that make prepayment less likely. Characteristics that the Adviser may consider in selecting securities include the average interest rates of the underlying mortgages and the federal agencies (if any) that securitize the mortgages. The Adviser attempts to assess the relative returns and risks for mortgage-backed securities by analyzing how the timing, amount and division of cash flows might change in response to changing economic and market conditions.

There is no assurance that the Adviser's efforts to forecast market interest rates and assess the impact of market interest rates in particular will be successful.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  increase or decrease the effective duration of the Fund portfolio;
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

Federated Capital Income Fund II

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to achieve high current income and moderate capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objectives by investing in both equity and fixed-income securities that have high relative income potential. The Fund's investment adviser's (Adviser) process for selecting equity investments attempts to identify mature, mid- to large-cap value companies with high relative dividend yields that are likely to maintain or increase their dividends. The Adviser selects fixed-income investments that offer high current yields. The Adviser expects that these fixed-income investments will primarily be investment-grade debt securities, domestic noninvestment-grade debt securities (also known as "junk bonds") and foreign fixed-income securities, including emerging market debt securities. The Adviser continuously analyzes a variety of economic and market indicators, considers the expected performance and risks unique to these categories of fixed-income investments, and attempts to strategically allocate among the categories to achieve strong income across changing business cycles. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets.

The Fund intends to invest in the securities of U.S. government-sponsored entities (GSEs), including GSE securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

The Fund may invest in derivative contracts to implement its investment strategies as more fully described herein.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Risks Related to Investing for Value. The Fund generally uses a "value" style of investing, so that the Fund's Share price may lag that of other funds using a different investment style.
  Credit Risks. It is possible that issuers of fixed-income securities in which the Fund invests will fail to pay interest or principal on these securities when due, which would result in the Fund losing money.
  Liquidity Risks. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment-grade or are not widely held. Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
  Risks Associated with Noninvestment-Grade Securities. Securities rated below investment-grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
  Risks Related to the Economy. Low-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop of the overall value of the stock market based on negative developments in the U.S. and global economies.
  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than could otherwise be the case.
  Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Emerging Markets Risks. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
  Currency Risks. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
  Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is no guarantee of future results.
The Fund's Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

The Fund's total return for the three-month period from January 1, 2009 to March 31, 2009 was (0.57)%.

Within the periods shown in the bar chart, the Fund's highest quarterly return was 13.73% (quarter ended June 30, 2003). Its lowest quarterly return was (18.65)% (quarter ended September 30, 2002).

Average Annual Total Return Table

Return Before Taxes is shown. The table also shows returns for the Standard & Poor's 500 Index (S&P 500) and the Russell 1000 Value Index (RU1000V), both broad-based market indexes, a blend of indexes (the Blended Index) comprised of 40% Russell 1000 Value Index/20% Barclays Capital Emerging Market Bond Index/20% Barclays Capital High Yield 2% Issuer Constrained Index/20% Barclays Capital Mortgage-Backed Securities Index and the Lipper Variable Underlying Funds Income Average (LFIA). LFIA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	(20.38)%	2.28%	(1.96)%
Blended Index	(21.16)%	1.51%	4.14%
S&P 500	(37.00)%	(2.19)%	(1.38)%
RU1000V	(36.85)%	(0.79)%	1.36%
LFIA	(38.68)%	(3.23)%	(0.57)%

What are the Fund's Fees and Expenses?

FEDERATED CAPITAL INCOME FUND II

FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (Before Waivers, Reimbursement and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2	0.75%
Distribution (12b-1) Fee	None
Other Expenses3	1.01%
Acquired Fund Fees and Expenses4	0.15%
Total Direct and Acquired Annual Fund Operating Expenses	1.91%

1 The percentages shown are based on expenses for the entire fiscal year ended December 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. Additionally, the shareholder services provider did not charge its fee. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2008.
Total Waivers, Reimbursement and Reduction of Fund Expenses	0.63%
Total Direct and Acquired Annual Fund Operating Expenses (after waivers, reimbursement and reduction)	1.28%
2 The Adviser voluntarily waived and reimbursed a portion of the management fee. The Adviser can terminate this voluntary waiver and reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver and reimbursement) was 0.44% for the fiscal year ended December 31, 2008.
3 Includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see "Payments to Financial Intermediaries" herein. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. In addition, the shareholder services provider did not charge, and therefore the Fund did not accrue, its fee. This reduction can be terminated at any time. Total other expenses paid by the Fund (after the voluntary waiver and reduction) were 0.69% for the fiscal year ended December 31, 2008.
4 The Fund's shareholders indirectly bear the expenses of the acquired funds which the Fund invests. The Fund's indirect expense from investing in the acquired funds is based upon the average allocation of the Fund's investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waiver) for the fiscal year ended December 31, 2008. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are before waivers, reimbursement and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$194
3 Years	$600
5 Years	$1,032
10 Years	$2,233

What are the Fund's Investment Strategies?

The Fund pursues its investment objectives by investing in equity and fixed-income securities that have high relative income potential. The Fund's portfolio will normally be invested in both stocks and bonds. A description of the various types of securities in which the Fund principally invests, and their risks, immediately follows this strategy section.

The Adviser actively manages the Fund's portfolio seeking to provide shareholders with higher current income and less volatility than would normally be available from a portfolio invested entirely in equities. The Fund seeks to provide, in a single portfolio, substantially all of the active management opportunities consistent with its investment objective in balancing income opportunities and risk across equity and fixed-income markets and sectors and in selecting securities within equity and fixed-income market sectors.

The performance of the Fund should be evaluated over longer periods of time. Even small differences in shorter time periods for comparison can have a substantial impact on returns. For example, the so-called "value premium" (the historical outperformance of value stocks over growth stocks) occurs only over longer time periods. The Fund's fixed-income portfolio will be invested primarily to maximize income instead of total return.

The Adviser divides the Fund's portfolio between equity and fixed-income investments by first allocating an amount to fixed-income investments sufficient to achieve a minimum income consistent with the Fund's objective of emphasizing relatively high current income. The Adviser then adjusts the initial allocation based on the Adviser's expectations for the performance and risk of the stocks and bonds in which the Fund invests while taking into consideration the Fund's objective of emphasizing relatively high current income.

The Adviser's process for selecting equity investments attempts to identify mid- to large-cap value companies with high relative dividend yields that are likely to maintain or increase their dividends. Small, rapidly growing companies typically reinvest their earnings into expansion and therefore do not pay dividends.

A company's dividend yield is high when it is higher than the current yield of the stock market. By investing in companies with high relative dividend yields, the Adviser seeks to reduce the downside risk and volatility of the Fund's portfolio and to purchase undervalued stocks that may significantly increase in price as the market recognizes the company's true value.

After identifying investment candidates through a screening process, the Adviser performs fundamental research and analysis to select stocks. The Adviser's key buy criteria favor companies operating within mature industries, with long operating histories, that are market leaders, with well- known brand names or market franchises, or with above- average sales and strong cash flows that have efficient capital allocation processes.

The Adviser's process for selecting fixed-income investments begins by allocating the fixed-income portion of the Fund's portfolio among primarily the following three categories of the fixed-income market: investment-grade corporate debt securities; domestic noninvestment-grade debt securities; and foreign fixed-income securities, including emerging market debt securities. Historically, these three categories have both offered higher current yields than U.S. government and mortgage-backed securities and had a low correlation of returns. Therefore, the Adviser continuously analyzes a variety of economic and market indicators, considers the expected performance and risks unique to each category, and attempts to strategically allocate among the categories to achieve strong income across changing business cycles while using the low correlation of returns to reduce portfolio risk.

The selection of individual fixed-income securities involves an approach that is specific to each category of securities and that relates, in part, to the risks inherent in the underlying sectors that comprise each category. These risks include credit risk, interest rate risk, currency risk and risks of foreign investing. The following are examples of the analyses used by the Adviser to select securities:

The Adviser employs a fundamental analysis to determine the best corporate debt securities within specific credit quality constraints. For investments in corporate issuers, the Adviser analyzes the business, competitive position, and general financial condition of the issuer to determine whether a security's credit risk is commensurate with its potential return. The Fund may also invest in U.S. government and mortgage-backed securities when it believes those securities offer better relative value than investment-grade, corporate-debt securities.

Noninvestment-grade corporate-debt issues (also known as "junk bonds" or "high-yield bonds") have higher yields than investment-grade issues. The Adviser attempts to select high-yield bonds that offer superior potential returns for the default risks being assumed.

The Fund invests in both foreign government and foreign corporate debt obligations, which may be denominated in either foreign currency or U.S. dollars. The issuers of these securities may be located in either emerging or developed markets. Investors in emerging market debt securities receive higher yields as compensation for assuming the higher credit risks of the issuers or other market risks of investing in emerging market countries. Historically, returns of emerging market debt securities have had low correlation with the returns of both lower-rated debt securities issued by corporations in the United States (high- yield bonds) and investment-grade securities of developed market countries. As a result, the addition of these securities to the portfolio may reduce portfolio risk and still provide the benefits of higher average portfolio returns over longer periods of time. There is no assurance that this relatively low correlation of returns will continue in the future. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and or currency markets.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

  increase or decrease the effective duration of the Fund portfolio;
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Temporary Investments

The Funds may temporarily depart from their principal investment strategies by investing their assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect a Fund's investment returns and/or the ability to achieve a Fund's investment objectives.

What are the Principal Securities in Which the Funds Invest?

The following is a listing of securities in which the Funds may invest and their definitions:

FEDERATED CLOVER VALUE FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED CAPITAL INCOME FUND II

Equity Securities

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business.

COMMON STOCKS

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

FEDERATED HIGH INCOME BOND FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED CLOVER VALUE FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may also treat such redeemable preferred stock as a fixed-income security.

FEDERATED INTERNATIONAL EQUITY FUND II

Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

FEDERATED EQUITY INCOME FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED CLOVER VALUE FUND II

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

FEDERATED CLOVER VALUE FUND II

Warrants and Rights

Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) until a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FEDERATED EQUITY INCOME FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED HIGH INCOME BOND FUND II, FEDERATED PRIME MONEY FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL INCOME FUND II

Fixed-Income Securities

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL INCOME FUND II

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED PRIME MONEY FUND II

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

FEDERATED HIGH INCOME BOND FUND II, FEDERATED PRIME MONEY FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL INCOME FUND II

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

FEDERATED PRIME MONEY FUND II

Commercial Paper

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.

FEDERATED HIGH INCOME BOND FUND II, FEDERATED PRIME MONEY FUND II

Demand Instruments

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. A Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL INCOME FUND II

Mortgage-Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED QUALITY BOND FUND II

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

Sequential CMOs - In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACs, TACs and Companion Classes - More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs and POs - CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Floaters and Inverse Floaters - Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as the London Interbank Offered Rate (LIBOR). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z Classes and Residual Classes - CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

Non-Governmental Mortgage-Backed Securities

Non-governmental mortgage-backed securities (including non-governmental CMOs) are issued by private entities, rather than by U.S. government agencies. The non-governmental mortgage-backed securities in which the Fund invests will be treated as mortgage related asset- backed securities. These securities involve credit risks and liquidity risks. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by the Fund with respect to such payments.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities (CMBS) represent interests in mortgage loans on commercial real estate, such as loans for hotels, shopping centers, office buildings and apartment buildings. Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments. The Fund may invest in individual CMBS issues or, alternately, may gain exposure to the overall CMBS market by investing in a derivative contract, the performance of which is related to changes in the value of a domestic CMBS index. The risks associated with CMBS reflect the risks of investing in the commercial real estate securing the underlying mortgage loans and are therefore different from the risks of other types of MBS. Additionally, CMBS may expose the Fund to interest rate, liquidity and credit risks.

Mortgage-Related, Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgage-backed securities issued by U.S. government agencies. Most asset-backed securities involve consumer or commercial debts. The Fund will purchase only mortgage-related, asset-backed securities, examples of which include, but are not limited to, home equity loans and manufactured housing obligations. Asset-backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset-backed securities have prepayment risks. Asset-backed securities may be issued by a private entity and, although these securities must be rated investment-grade, they present credit risks.

FEDERATED HIGH INCOME BOND FUND II, FEDERATED PRIME MONEY FUND II, FEDERATED QUALITY BOND FUND II

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

FEDERATED PRIME MONEY FUND II

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Insurance Contracts

Insurance contracts include guaranteed investment contracts, funding agreements and annuities. Insurance contracts generally provide that the purchaser will deposit money with the insurance company and the insurance company will pay interest for the life of the contract and return the principal at maturity. The Fund treats these contracts as fixed-income securities.

Municipal Securities

Municipal securities are issued by states, counties, and other political subdivisions and authorities.

FEDERATED HIGH INCOME BOND FUND II

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED PRIME MONEY FUND II, FEDERATED CAPITAL INCOME FUND II

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.

FEDERATED EQUITY INCOME FUND II, FEDERATED HIGH INCOME BOND FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED CLOVER VALUE FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II

Convertible Securities

Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non- convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

FEDERATED CAPITAL INCOME FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED HIGH INCOME BOND FUND II

Loan Instruments

The Fund may invest in loan (and loan-related) instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments may include loans made in connection with trade financing transactions. Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger.

Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property (such as receivables, tangible goods, real property, or commodities), which is commonly referred to as collateral. The purpose of securing a loan is to allow the lenders to exercise their rights over the collateral if the loan is not repaid as required by the terms of lending agreement. Unsecured loans expose the lenders to increased credit risk.

The loan instruments in which the Fund may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets).

The Fund treats loan instruments as a type of fixed-income security. Investments in loan instruments may expose the Fund to interest rate risk, risks of foreign investing, credit risk, liquidity risk, risks of noninvestment-grade securities, risks of emerging markets, and leverage risk. (For purposes of the descriptions in this Prospectus of these various risks, references to "issuer," include borrowers in loan instruments.) Many loan instruments incorporate risk mitigation and insurance products into their structures, in order to manage these risks. There is no guarantee that these risk management techniques will work as intended.

FEDERATED EQUITY INCOME FUND II, FEDERATED HIGH INCOME BOND FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED PRIME MONEY FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II

Foreign Securities

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

FEDERATED INTERNATIONAL EQUITY FUND II

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

FEDERATED CLOVER VALUE FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED EQUITY INCOME FUND II

ADRs and Domestically Traded Securities of Foreign Issuers

American Depositary Receipts, which are traded in U.S. markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in U.S. markets.

FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED HIGH INCOME BOND FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

FEDERATED CAPITAL INCOME FUND II

Foreign Government Securities

Foreign government securities generally consist of fixed- income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

FEDERATED CLOVER VALUE FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED HIGH INCOME BOND FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL INCOME FUND II

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as currency futures and currency forward contracts.

OPTION CONTRACTS

Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

SWAP CONTRACTS

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which a Fund may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps and currency swaps.

SPECIAL TRANSACTIONS

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED PRIME MONEY FUND II

Repurchase Agreements

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting a Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

A Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

TO BE ANNOUNCED SECURITIES (TBAS)

As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage- backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

DOLLAR ROLLS

Dollar rolls are transactions where the Fund sells mortgage- backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage-backed securities. Dollar rolls are subject to interest rate risks and credit risks.

FEDERATED CLOVER VALUE FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED HIGH INCOME BOND FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL INCOME FUND II

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

FEDERATED QUALITY BOND FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CLOVER VALUE FUND II

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

FEDERATED EQUITY INCOME FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED PRIME MONEY FUND II, FEDERATED CLOVER VALUE FUND II

Investing in Securities of Other Investment Companies

Each Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies and managing its uninvested cash. These other investment companies are managed independently of a Fund and incur additional expenses. Therefore, any such investment by a Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses.

FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL INCOME FUND II; FEDERATED EQUITY INCOME FUND II, FEDERATED CLOVER VALUE FUND II

Investing in ETF Funds

The Fund may also invest in ETFs as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Investment Ratings for Investment-Grade Securities for Federated Fund for U.S. Government Securities II

The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor's, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment-grade. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but not be required to sell it.

Investment Ratings for Federated Prime Money Fund II

The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more NRSROs or be deemed by the Adviser to be of comparable quality to securities having such ratings.

Investment Ratings for Investment-Grade Securities for Federated Quality Bond Fund II

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

What are the Specific Risks of Investing in the Funds?

Although there are many factors which may affect an investment in the Funds, the principal risks of investing in the Funds are described below:

FEDERATED CLOVER VALUE FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED CAPITAL INCOME FUND II

Stock Market Risks

The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

FEDERATED CLOVER VALUE FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED CAPITAL APPRECIATION FUND II

Sector Risks

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL APPRECIATION FUND II

Liquidity Risks

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED INTERNATIONAL EQUITY FUND II

Risks Related to Investing for Growth

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

FEDERATED CLOVER VALUE FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED CAPITAL INCOME FUND II

Risk Related to Investing for Value

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED CLOVER VALUE FUND II

Medium Size Company Risks

The Fund may invest in mid-size companies. Mid- capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. You should expect that the value of the Fund's shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED CLOVER VALUE FUND II

Risks Related to Company Size

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

FEDERATED CLOVER VALUE FUND II

Large Sized Company Risks

The Fund may invest in large-size companies. Although diminished in larger capitalization companies, the risks of investing in all companies include business failure and in addition, larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED HIGH INCOME BOND FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II

Currency Risks

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

FEDERATED HIGH INCOME BOND FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED PRIME MONEY FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II

Risks of Foreign Investing

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing, and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive, and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

FEDERATED CLOVER VALUE FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED INTERNATIONAL EQUITY FUND II

Risks of Investing in ADRS and Domestically Traded Securities of Foreign Issuers

Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED HIGH INCOME BOND FUND II

Emerging Markets Risks

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II

Custodial Services and Related Investment Costs

Custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss or theft of its assets.

FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED EQUITY INCOME FUND II

Risks of Investing in Exchange-Traded Funds

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED HIGH INCOME BOND FUND II, FEDERATED PRIME MONEY FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL INCOME FUND II

Interest Rate Risks

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED HIGH INCOME BOND FUND II, FEDERATED PRIME MONEY FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CLOVER VALUE FUND II

Credit Risks

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed-income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL INCOME FUND II

Prepayment Risks

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage- backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

FEDERATED QUALITY BOND FUND II

Call Risks

Call risk is the possibility that an issuer may redeem a fixed- income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.

FEDERATED HIGH INCOME BOND FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED QUALITY BOND FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED CAPITAL INCOME FUND II, FEDERATED CLOVER VALUE FUND II

Liquidity Risks

Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. Trading opportunities are more limited for CMOs that have complex terms or that are not widely held.

These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security, or keep the position open, and the Fund could incur losses.

FEDERATED INTERNATIONAL EQUITY FUND II

Liquidity Risks

Trading opportunities are more limited for equity securities issued by companies located in emerging markets. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading may also lead to greater price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

FEDERATED PRIME MONEY FUND II

Sector Risks

A substantial part of the Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these entities.

FEDERATED HIGH INCOME BOND FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CLOVER VALUE FUND II

Leverage Risks

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

FEDERATED HIGH INCOME BOND FUND II, FEDERATED CAPITAL INCOME FUND II

Risks Associated with Noninvestment-Grade Securities

Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Risks Related to the Economy

The prices of high-yield securities are affected by the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative development in the U.S. and global economies.

FEDERATED CLOVER VALUE FUND II, FEDERATED EQUITY INCOME FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II, FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED HIGH INCOME BOND FUND II, FEDERATED INTERNATIONAL EQUITY FUND II, FEDERATED CAPITAL APPRECIATION FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL INCOME FUND II

Risks of Investing in Derivative Contracts and Hybrid Instruments

The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

FEDERATED QUALITY BOND FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES

Risks Associated with Complex CMOs

CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES

Risks Associated with Investing in Commercial Mortgage Backed Securities (CMBS)

The risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. Therefore the value of these securities may change based upon actual or perceived changes in the value of commercial real estate in those markets in which the underlying property is located, the ability of commercial borrowers to meet loan obligations, the ability of a property to attract and retain tenants and the ability of tenants to make lease payments. CMBS may also expose the Fund to interest rate, liquidity and credit risk.

What Do Shares Cost?

ALL FUNDS EXCEPT FEDERATED PRIME MONEY FUND II

CALCULATION OF NET ASSET VALUE

When a Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund calculates the NAV by valuing its assets, subtracting its liabilities and dividing the balance by the number of Shares outstanding.

Shares can be purchased or redeemed by participating insurance companies any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

When the Fund holds fixed-income securities that trade on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares.

In calculating its NAV, the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (Board).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The Prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See "Account and Share Information - Frequent Trading Policies" for other procedures the Fund employs to deter such short-term trading.

Federated Prime Money Fund II ONLY

Shares can be purchased or redeemed by participating insurance companies any day the New York Stock Exchange (NYSE) is open. The Fund attempts to stabilize the NAV of its Shares at $1.00 by valuing the portfolio securities using the amortized cost method. The Fund cannot guarantee that its NAV will always remain at $1.00 per Share. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open.

How are the Funds Sold?

Federated Clover Value Fund II, Federated Capital Appreciation Fund II, Federated High Income Bond Fund II and Federated Quality Bond Fund II all offer two Share classes: Primary Shares and Service Shares, each representing interests in a single portfolio of securities. This Prospectus relates only to the Primary Shares. Each Share class has different expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

The Funds' Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Under the Distributor's Contract with the Funds, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

Since the Funds use a single prospectus, it is possible that one Fund might become liable for a misstatement in the prospectus regarding another Fund. The Trustees considered this when approving the use of a single prospectus.

Payments to Financial Intermediaries

Some Funds and their affiliated service providers may pay fees as described below to certain insurance companies for providing shareholder services to the Fund.

RULE 12B-1 FEES

Each of Federated Equity Income Fund II, Federated Capital Appreciation Fund II and Federated Quality Bond Fund II have adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Funds' Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

ADMINISTRATIVE SERVICE FEES

The Funds may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.

How to Purchase and Redeem Shares

Shares are used solely as the investment vehicle for separate accounts of participation insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Funds only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.

Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if a Fund receives from the participating insurance company your order in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor, and your participating insurance company. Each Fund reserves the right to reject any purchase order.

Account and Share Information

DIVIDENDS

Dividends on Shares of each Fund, except Federated Prime Money Fund II, are declared and paid annually. Dividends on Share of Federated Prime Money Fund II are declared and paid monthly.

Shares of the Funds will begin earning dividends if owned on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

TAX INFORMATION

The Funds intend to comply with variable asset diversification regulations. If a Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Funds to the separate accounts. Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

FREQUENT TRADING POLICIES FOR ALL FUNDS (EXCEPT FEDERATED PRIME MONEY FUND II)

Frequent or short-term trading into and out of a Fund can have adverse consequences for a Fund and shareholders who use a Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds' investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund's NAV in advance of the time as of which NAV is calculated. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund's NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in a Fund's NAV. This may be particularly likely where a Fund invests in high-yield securities or securities priced in foreign markets.

The Funds' Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Funds' fair valuation procedures are intended in part to discourage short-term trading by reducing the potential for these strategies to succeed. See "What Do Shares Cost?" The Funds' Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Funds' Shares. A Fund monitors trading in Fund Shares in an effort to identify potential disruptive trading activity. A Fund monitors trades into and out of a Fund within a period of 30 days or less. A Fund may also monitor trades into and out of a Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, a Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods a Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Because the Funds' Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, a Fund is not in a position to determine directly whether a separate account's purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. It is also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, where trading activity in an insurance company separate account exceeds the monitoring limits, a Fund will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short-term trading, a Fund will ask that the investor be precluded from further purchases of Fund Shares. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so.

The Funds' frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as a Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Funds' portfolio and their performance.

The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Funds anticipate that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

Please refer to the Prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Fund and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Fund is also used as an investment option for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product Prospectus.

To the extent that the policies and procedures of the Fund and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Fund and its long-term Shareholders. No matter how the Fund or a participating insurance company defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

FREQUENT TRADING POLICIES FOR FEDERATED PRIME MONEY FUND II

Given the short-term nature of the Fund's investments, the Fund does not anticipate that in the normal case frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason and because the Fund is intended to be used as a liquid short-term investment, the Fund's Board has not adopted policies or procedures to discourage frequent or short-term trading of the Fund's Shares. However, the Fund may limit or terminate the availability of purchases to a shareholder and may bar the shareholder from purchasing shares of other Federated funds if the Fund's management or Adviser determines from the amount, frequency or pattern of purchases and redemptions that the shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Funds' portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Funds' portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Funds' top 10 holdings, and a percentage breakdown of the portfolio by sector and asset class.

To access this information from the "Products" section of the website, click on the "Portfolio Holdings" link under "Related Information" and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link.

You may also access portfolio information as of the end of the Fund's fiscal quarters from the "Products" section of the website. The Fund's Annual and Semi-Annual Reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the "Prospectuses and Regulatory Reports" link under "Related Information" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

Who Manages the Funds?

The Board governs the Funds. The Board selects and oversees each Fund's investment adviser (Adviser).

The Adviser for Federated Equity Income Fund II, Federated Capital Appreciation Fund II, Federated Capital Income Fund II and Federated Mid Cap Growth Strategies Fund II is Federated Equity Management Company of Pennsylvania. The Adviser manages the Funds' assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Funds.

The Adviser for Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, Federated Prime Money Fund II and Federated Quality Bond Fund II is Federated Investment Management Company. The Adviser manages the Funds' assets, including buying and selling portfolio securities. FASC, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Funds.

The Adviser for Federated Clover Value Fund II and Federated International Equity Fund II is Federated Global Investment Management Corp. The Adviser manages the Fund's assets, including buying and selling portfolio securities. FASC, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

The Adviser of Federated Capital Income Fund II has delegated daily management of some Fund assets to the Sub-Adviser, Federated Investment Management Company, who is paid by the Adviser and not by the Fund, based on the portion of securities the Sub-Adviser manages.

The address of the Federated Equity Management Company of Pennsylvania, Federated Investment Management Company and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of Federated Global Investment Management Corp. is 175 Water Street, New York, NY 10038-4965.

The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

THE FUNDS' PORTFOLIO MANAGERS ARE:

FEDERATED CLOVER VALUE FUND II

Matthew P. Kaufler

Mr. Kaufler has been the Fund's Portfolio Manager since May 1, 2009. He is Vice President of the Fund's Adviser. He provides research on the Consumer Staples and Consumer Discretionary sectors and is jointly responsible for the day-to-day management of the Fund. Prior to joining Federated, Mr. Kaufler was employed by Clover Capital Management, Inc. ("Clover"), where he co-managed Clover's all-cap value investment strategy. Mr. Kaufler joined Clover in 1991 and was a senior member of Clover's research team. Mr. Kaufler also worked in the trust investment division at Chase Manhattan Bank and in the brokerage industry prior to his employment with Clover. Mr. Kaufler received his B.S. in Business from the New York Institute of Technology and earned an M.B.A. from the Rochester Institute of Technology. Mr. Kaufler is the recipient of the Financial Executives Institute award for academic excellence. He is a Chartered Financial Analyst.

Paul W. Spindler

Mr. Spindler has been the Fund's Portfolio Manager since May 1, 2009. He is Vice President of the Fund's adviser. He provides research on the Utility and Energy sectors and is jointly responsible for the day-to-day management of the Fund. Prior to joining Federated, Mr. Spindler was employed by Clover, where he co-managed Clover's all cap value investment strategy. Mr. Spindler joined Clover in 1988 and served on Clover's research team. Mr. Spindler earned his B.S. in Business from the Rochester Institute of Technology and his M.B.A. from Ohio State University. Mr. Spindler is a Chartered Financial Analyst.

FEDERATED CAPITAL APPRECIATION FUND II

Carol R. Miller

Carol R. Miller has been the Fund's Portfolio Manager since November 2005. Ms. Miller joined Federated as a Senior Vice President and Senior Portfolio Manager in November 2005. Ms. Miller was an Adjunct Professor of the Portfolio Management Course at Ohio State University from March 2005 until June 2005. From April 2003 until September 2004, Ms. Miller served as Managing Director, Growth Team Leader at Banc One Investment Advisors and from December 1999 until April 2003, she served as Director of Equity Securities at Nationwide Insurance. Ms. Miller is a Chartered Financial Analyst. She earned her B.S. in Finance and Accounting from Ohio State University and her M.B.A. in Finance from Ohio State University.

Dean J. Kartsonas

Dean J. Kartsonas has been the Fund's Portfolio Manager since August 2007. Mr. Kartsonas joined Federated as an Investment Analyst in the High Yield department in September 1994. From March 2000 through May 2007 he has served as a Portfolio Manager and a Senior Investment Analyst in the equity department. He became a Vice President of the Fund's Adviser in January 2004 and is a Chartered Financial Analyst. He earned his B.S. from Cornell University and his M.B.A. from the University of Pittsburgh.

FEDERATED CAPITAL INCOME FUND II

John L. Nichol

John L. Nichol has been a Portfolio Manager of the Fund's equity asset class since February 2001. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

Joseph M. Balestrino

Joseph M. Balestrino has been a Portfolio Manager of the Fund for the fixed-income allocation and high-grade bond asset classes since January 2003. He is Vice President of the Fund. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Sub-Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Sub-Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Sub- Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Todd A. Abraham

Todd A. Abraham has been a Portfolio Manager of the Fund for the mortgage asset class since February 2003. Mr. Abraham has been a Portfolio Manager since 1995 and a Vice President of the Fund's Sub-Adviser since 1997. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in Finance from Loyola College.

Roberto Sanchez-Dahl

Roberto Sanchez-Dahl has been a Portfolio Manager of the Fund for the international bond and emerging markets asset classes since January 2003. Mr. Sanchez-Dahl joined Federated in December 1997 as a Senior Investment Analyst. He was promoted to Vice President of the Fund's Sub-Adviser in January 2000. Mr. Sanchez-Dahl served as an Associate covering Emerging Markets in the Credit Department at Goldman, Sachs & Co. from July 1994 through November 1997. Mr. Sanchez-Dahl is a Chartered Financial Analyst. He earned an M.B.A. from Columbia University with a concentration in Finance and International Business.

David P. Gilmore

David P. Gilmore has been a Portfolio Manager of the Fund's equity asset class since March 2007. Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He became a Senior Investment Analyst in July 1999 and a Vice President of the Fund's Adviser in July 2001. Mr. Gilmore is a Chartered Financial Analyst. Mr. Gilmore earned his B.S. from Liberty University and his M.B.A. from the University of Virginia.

The Fund invests in an affiliated investment company to gain exposure to noninvestment-grade (high yield fixed- income securities). This affiliated investment company is advised by the Adviser. The performance of the Fund is directly affected by the performance of the affiliated investment company in which the Fund invests.

The following individual is a portfolio manager of the affiliated investment company.

Mark E. Durbiano

Mark E. Durbiano has been a Portfolio Manager of the high-income fund since December 1993. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Sub-Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Sub-Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

FEDERATED EQUITY INCOME FUND II

John L. Nichol

John L. Nichol has been the Fund's Portfolio Manager since January 2003. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received has M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

David P. Gilmore

David P. Gilmore has been the Fund's Portfolio Manager since October 2006. Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He became a Senior Investment Analyst in July 1999 and a Vice President of the Fund's Adviser in July 2001. Mr. Gilmore is a Chartered Financial Analyst. Mr. Gilmore earned his B.S. from Liberty University and his M.B.A. from the University of Virginia.

FEDERATED HIGH INCOME BOND FUND II

Mark E. Durbiano

Mark E. Durbiano has been a Portfolio Manager of the Fund since August 1993. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

FEDERATED INTERNATIONAL EQUITY FUND II

Richard Winkowski

Richard Winkowski has been the Fund's Portfolio Manager since May 2005. Mr. Winkowski joined Federated as a Senior Investment Analyst in April 1998. He became an Assistant Vice President of the Fund's Adviser in July 1999 and became a Vice President of the Fund's Adviser in July 2000. He served as a Senior Research Analyst with Union Bank of Switzerland from October 1997 through March 1998. He was employed with American Express Financial Corp. as a Statistical Analyst from 1994 through January 1995 and then as a Portfolio Manager Assistant until September 1997. Mr. Winkowski earned his B.A. from the University of Wisconsin.

FEDERATED MID-CAP GROWTH STRATEGIES FUND II

David W. Cook

David W. Cook has been the Fund's Portfolio Manager since July 2006. Mr. Cook joined Federated in 2001 and is a Vice President of the Fund's Adviser. Mr. Cook was a Senior Investment Analyst responsible for research and support in the health care sector. From 1999 to 2001, he served as a senior analyst for Founders Asset Management. Mr. Cook is a Chartered Financial Analyst. He received his M.B.A. from Case Western University.

FEDERATED QUALITY BOND FUND II

Christopher J. Smith

Christopher J. Smith has been the Fund's Portfolio Manager since August 2000. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Adviser since 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. Mr. Smith is a Chartered Financial Analyst. He received his M.A. in Economics and Finance from the University of Kentucky.

Joseph M. Balestrino

Joseph M. Balestrino has been the Fund's Portfolio Manager since inception. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

Todd A. Abraham

Todd A. Abraham has been the Fund's Portfolio Manager since inception. Mr. Abraham has been a Portfolio Manager since 1995 and a Vice President of the Fund's Adviser since 1997. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in Finance from Loyola College.

The Funds' SAI provides additional information about the Portfolio Managers' compensation, management of other accounts and ownership of securities in the Funds.

ADVISORY FEES

The Funds' investment advisory contracts provide for payments to the Advisers of an annual investment advisory fee of 1.00% of the average daily net assets for Federated International Equity Fund II, 0.85% of the average daily net assets for Federated Capital Appreciation Fund II, 0.75% of the average daily net assets for Federated Clover Value Fund II, Federated Mid Cap Growth Strategies Fund II, Federated Capital Income Fund II and Federated Equity Income Fund II, 0.60% of the average daily net assets for Federated Fund for U.S. Government Securities II, Federated Quality Bond Fund II, and Federated High Income Bond Fund II, and 0.50% of the average daily net assets for Federated Prime Money Fund II. The Adviser may voluntarily waive a portion of its fee or reimburse the Funds for certain operation expenses.

A discussion of the Board's review of the Funds' investment advisory contracts are available in the Funds' Annual Reports dated December 31, 2008.

Legal Proceedings

Since October 2003, Federated and related entities (collectively, "Federated") and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC- registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker- dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund's directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand each Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of any dividends and capital gains.

Information for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with each Fund's audited financial statements, is included in the Annual Report. Information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

Financial Highlights - Federated Clover Value Fund II

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$17.13		$21.55		$21.38		$20.67		$19.10
Income From Investment Operations:
Net investment income	0.21		0.22	2	0.30		0.33		0.31
Net realized and unrealized gain (loss) on investments	(4.83)		(2.10)		2.89		0.69		1.53
TOTAL FROM INVESTMENT OPERATIONS	(4.62)		(1.88)		3.19		1.02		1.84
Less Distributions:
Distributions from net investment income	(0.27)		(0.30)		(0.33)		(0.31)		(0.27)
Distributions from net realized gain on investments	(4.10)		(2.24)		(2.69)		--		--
TOTAL FROM DISTRIBUTIONS	(4.37)		(2.54)		(3.02)		(0.31)		(0.27)
Net Asset Value, End of Period	$ 8.14		$17.13		$21.55		$21.38		$20.67
Total Return3	(33.79)%		(9.66)%		16.81%		5.02%		9.78%

Ratios to Average Net Assets:
Net expenses	1.00	%4	0.92	%4	0.92	%4	0.90	%4	0.90	%4
Net investment income	1.58%		1.12%		1.27%		1.32%		1.44%
Expense waiver/reimbursement5	0.09%		0.02%		0.00	%6	0.00	%6	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$73,363		$152,568		$229,478		$260,290		$320,987
Portfolio turnover	121%		52%		53%		51%		43%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent, registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 are 1.00%, 0.92%, 0.91%, 0.88% and 0.89%, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights - Federated Equity Income Fund II

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$16.21		$16.34		$13.57		$13.42		$12.13
Income From Investment Operations:
Net investment income	0.40	2	0.40	2	0.37	2	0.31		0.28
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	(5.20)		(0.07)		2.72		0.12		1.25
TOTAL FROM INVESTMENT OPERATIONS	(4.80)		0.33		3.09		0.43		1.53
Less Distributions:
Distributions from net investment income	(0.52)		(0.46)		(0.32)		(0.28)		(0.24)
Net Asset Value, End of Period	$10.89		$16.21		$16.34		$13.57		$13.42
Total Return3	(30.45)%		2.05%		23.13%		3.33%		12.84%

Ratios to Average Net Assets:
Net expenses	1.17	%4	1.17	%4	1.14	%4	1.14	%4	1.12	%4
Net investment income	2.89%		2.41%		2.56%		2.09%		2.08%
Expense waiver/reimbursement5	0.48%		0.14%		0.09%		0.04%		0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$21,463		$43,184		$57,998		$62,377		$72,907
Portfolio turnover	117%		102%		60%		31%		55%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.17%, 1.16%, 1.14%, 1.13% and 1.11%, respectively, after taking into account these expense reductions for the years ended December 31, 2008, 2007, 2006, 2005 and 2004.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights - Federated Fund for U.S. Government Securities II

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008	2007	2006	1	2005	2004
Net Asset Value, Beginning of Period	$11.53	$11.34	$11.36	$11.60	$11.77
Income From Investment Operations:
Net investment income	0.56	0.54	0.52	0.46	0.45	2
Net realized and unrealized gain (loss) on investments and futures contracts	(0.08)	0.15	(0.07)	(0.24)	(0.03)
TOTAL FROM INVESTMENT OPERATIONS	0.48	0.69	0.45	0.22	0.42
Less Distributions:
Distributions from net investment income	(0.56)	(0.50)	(0.47)	(0.46)	(0.53)
Distributions from net realized gain on investments	--	--	--	--	(0.06)
TOTAL DISTRIBUTIONS	(0.56)	(0.50)	(0.47)	(0.46)	(0.59)
Net Asset Value, End of Period	$11.45	$11.53	$11.34	$11.36	$11.60
Total Return3	4.28%	6.29%	4.14%	2.03%	3.61%

Ratios to Average Net Assets:
Net expenses	0.73%	0.74%	0.72%	0.72%	0.72%
Net investment income	4.30%	4.74%	4.54%	4.16%	3.91%
Expense waiver/reimbursement4	0.00	%5	0.00	%5	0.02%	0.01%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$393,122	$422,254	$407,704	$391,331	$377,368
Portfolio turnover6	25%	53%	109%	92%	60%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share number has been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

6 This calculation excludes purchases and sales from dollar-roll transactions.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights - Federated Mid Cap Growth Strategies Fund II

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$30.26		$25.64		$23.69		$21.02		$18.22
Income From Investment Operations:
Net investment income (loss)	(0.07	)2	(0.18	)2	(0.14	)2	--		--
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(10.47)		4.80		2.09		2.67		2.80
TOTAL FROM INVESTMENT OPERATIONS	(10.54)		4.62		1.95		2.67		2.80
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(6.98)		--		--		--		--
Net Asset Value, End of Period	$12.74		$30.26		$25.64		$23.69		$21.02
Total Return3	(43.49)%		18.02%		8.23%		12.70%		15.37%

Ratios to Average Net Assets:
Net expenses	1.28	%4	1.28	%4	1.27	%4	1.22	%4	1.17	%4
Net investment income (loss)	(0.34)%		(0.64)%		(0.56)%		(0.49)%		(0.42)%
Expense waiver/reimbursement5	0.54%		0.11%		0.04%		0.04%		0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$16,922		$40,258		$46,134		$56,879		$62,563
Portfolio turnover	216%		119%		116%		132%		148%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.27%, 1.28%, 1.26%, 1.20% and 1.16%, respectively, after taking into account these expense reductions for the years ended December 31, 2008, 2007, 2006, 2005 and 2004.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights - Federated High Income Bond Fund II

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$7.49		$7.85		$7.74		$8.20		$7.99
Income From Investment Operations:
Net investment income	0.58	2	0.55	2	0.58	2	0.57	2	0.58	2
Net realized and unrealized gain (loss) on investments	(2.37)		(0.29)		0.20		(0.37)		0.21
TOTAL FROM INVESTMENT OPERATIONS	(1.79)		0.26		0.78		0.20		0.79
Less Distributions:
Distributions from net investment income	(0.67)		(0.62)		(0.67)		(0.66)		(0.58)
Net Asset Value, End of Period	$5.03		$7.49		$7.85		$7.74		$8.20
Total Return3	(25.99)%		3.43%		10.80%		2.66%		10.46%

Ratios to Average Net Assets:
Net expenses	0.79%		0.77%		0.77%		0.75%		0.74%
Net investment income	8.96%		7.29%		7.66%		7.40%		7.44%
Expense waiver/reimbursement4	0.00	%5	0.00	%5	0.00	%5	0.00	%5	0.00	%5
Supplemental Data:
Net assets, end of period (000 omitted)	$117,303		$196,470		$236,432		$248,538		$311,095
Portfolio turnover	15%		31%		38%		33%		55%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights - Federated International Equity Fund II

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008	2007	2006	1	2005	2004
Net Asset Value, Beginning of Period	$18.71	$17.11	$14.42	$13.22	$11.59
Income from Investment Operations:
Net investment income	0.07	2	0.13	0.00	3	0.07	0.00	3
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(8.59)	1.50	2.72	1.13	1.63
TOTAL FROM INVESTMENT OPERATIONS	(8.52)	1.63	2.72	1.20	1.63
Less Distributions:
Distributions from net investment income	(0.09)	(0.03)	(0.03)	--	--
Net Asset Value, End of Period	$10.10	$18.71	$17.11	$14.42	$13.22
Total Return4	(45.72)%	9.55%	18.89%	9.08%	14.06%

Ratios to Average Net Assets:
Net expenses	1.57%	1.44%	1.49%	1.58%	1.57	%5
Net investment income	0.44%	0.71%	0.23%	0.50%	0.03%
Expense waiver/reimbursement6	0.23%	0.03%	0.03%	0.04%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$12,584	$76,550	$70,213	$58,700	$53,093
Portfolio turnover	212%	125%	83%	125%	87%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share number has been calculated using the average shares method.

3 Represents less than $0.01.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

5 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 1.57% after taking into account this expense reduction for the year ended December 31, 2004.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights - Federated Capital Appreciation Fund II

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$7.39		$6.78		$5.88		$5.83		$5.46
Income From Investment Operations:
Net investment income	0.07	2	0.06	2	0.06		0.05		0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.20)		0.61		0.89		0.06		0.34
TOTAL FROM INVESTMENT OPERATIONS	(2.13)		0.67		0.95		0.11		0.40
Less Distributions:
Distributions from net investment income	(0.02)		(0.06)		(0.05)		(0.06)		(0.03)
Distributions from net realized gain on investments and foreign currency transactions	(0.14)		--		--		--		--
TOTAL DISTRIBUTIONS	(0.16)		(0.06)		(0.05)		(0.06)		(0.03)
Net Asset Value, End of Period	$5.10		$7.39		$6.78		$5.88		$5.83
Total Return3	(29.37)%		9.88%		16.21%		1.91%		7.39%

Ratios to Average Net Assets:
Net expenses	1.18	%4	1.18	%4	1.15	%4	1.15	%4	1.03	%4
Net investment income	1.03%		0.85%		0.79%		0.78%		1.13%
Expense waiver/reimbursement5	0.14%		0.78%		1.09%		1.03%		1.22%
Supplemental Data:
Net assets, end of period (000 omitted)	$79,706		$81,727		$16,014		$17,158		$18,397
Portfolio turnover	307%		198%		125%		66%		30%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent, registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 are 1.17%, 1.18%, 1.14%, 1.15% and 1.02%, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights - Federated Prime Money Fund II

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income From Investment Operations:
Net investment income	0.025		0.047		0.044		0.027		0.008
Net realized gain on investments	0.000	2	0.000	2	0.000	2	0.000	2	0.000	2
TOTAL FROM INVESTMENT OPERATIONS	0.025		0.047		0.044		0.027		0.008
Less Distributions:
Distributions from net investment income	(0.025)		(0.047)		(0.044)		(0.027)		(0.008)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return3	2.54%		4.78%		4.52%		2.70%		0.82%

Ratios to Average Net Assets:
Net expenses	0.67%		0.65%		0.65%		0.65%		0.65%
Net investment income	2.51%		4.68%		4.45%		2.65%		0.79%
Expense waiver/reimbursement4	0.11%		0.17%		0.25%		0.21%		0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$106,829		$95,699		$74,623		$73,929		$83,660

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Represents less than $0.001.

3 Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights - Federated Quality Bond Fund II

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008	2007	2006	1	2005	2004
Net Asset Value, Beginning of Period	$11.34	$11.29	$11.30	$11.67	$11.84
Income From Investment Operations:
Net investment income	0.54	2	0.52	2	0.49	2	0.44	2	0.42	2
Net realized and unrealized gain (loss) on investments and futures contracts	(1.32)	0.07	(0.04)	(0.30)	0.01
TOTAL FROM INVESTMENT OPERATIONS	(0.78)	0.59	0.45	0.14	0.43
Less Distributions:
Distributions from net investment income	(0.56)	(0.54)	(0.46)	(0.44)	(0.49)
Distributions from net realized gain on investments	--	--	--	(0.07)	(0.11)
TOTAL DISTRIBUTIONS	(0.56)	(0.54)	(0.46)	(0.51)	(0.60)
Net Asset Value, End of Period	$10.00	$11.34	$11.29	$11.30	$11.67
Total Return3	(7.29)%	5.38%	4.15%	1.30%	3.62%

Ratios to Average Net Assets:
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	4.99%	4.68%	4.43%	3.87%	3.56%
Expense waiver/reimbursement4	0.04%	0.06%	0.04%	0.29%	0.27%
Supplemental Data:
Net assets, end of period (000 omitted)	$224,203	$365,332	$390,738	$480,859	$518,023
Portfolio turnover	35%	23%	64%	43%	41%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights - Federated Capital Income Fund II

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008	2007	2006	1	2005	2004
Net Asset Value, Beginning of Period	$9.62	$9.74	$8.94	$8.87	$8.44
Income From Investment Operations:
Net investment income	0.45	2	0.42	2	0.44	2	0.42	2	0.36	2
Net realized and unrealized gain (loss) on investments, written options, futures contracts, swap contracts and foreign currency transactions	(2.32)	(0.05)	0.91	0.11	0.44
TOTAL FROM INVESTMENT OPERATIONS	(1.87)	0.37	1.35	0.53	0.80
Less Distributions:
Distributions from net investment income	(0.50)	(0.49)	(0.55)	(0.46)	(0.37)
Net Asset Value, End of Period	$7.25	$9.62	$9.74	$8.94	$8.87
Total Return3	(20.38)%	3.93%	15.76%	6.28%	9.92%

Ratios to Average Net Assets:
Net expenses	1.13	%4	1.13	%4	1.10	%4	1.01	%4	1.00%
Net investment income	5.23%	4.38%	4.85%	4.87%	4.37%
Expense waiver/reimbursement5	0.38%	0.19%	0.20%	0.17%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$32,549	$49,498	$61,673	$62,526	$78,201
Portfolio turnover6	94%	68%	63%	38%	59%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.13%, 1.13%, 1.10% and 1.00% for the years ended December 31, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 This calculation excludes purchases and sales from dollar-roll transactions.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2008, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the Funds' expenses, including investment advisory fees and other Fund costs, on the Funds' assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Funds' annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the "Fees and Expenses" table of this Prospectus and thus: (1) may not reflect any fee waiver or expense reimbursement currently in effect; and (2) does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies in connection with any variable annuity or variable life insurance contract (including any charges that might be applied to the purchase or redemption of interests in a variable contract), which, if included, would make your costs higher. Variable investment option returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED CLOVER VALUE FUND II - PRIMARY SHARES
ANNUAL EXPENSE RATIO: 1.34%

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$136.45	$10,366.00
2	$10,366.00	$518.30	$10,884.30	$141.45	$10,745.40
3	$10,745.40	$537.27	$11,282.67	$146.62	$11,138.68
4	$11,138.68	$556.93	$11,695.61	$151.99	$11,546.36
5	$11,546.36	$577.32	$12,123.68	$157.55	$11,968.96
6	$11,968.96	$598.45	$12,567.41	$163.32	$12,407.02
7	$12,407.02	$620.35	$13,027.37	$169.30	$12,861.12
8	$12,861.12	$643.06	$13,504.18	$175.49	$13,331.84
9	$13,331.84	$666.59	$13,998.43	$181.92	$13,819.79
10	$13,819.79	$690.99	$14,510.78	$188.57	$14,325.59
Cumulative		$5,909.26		$1,612.66

FEDERATED EQUITY INCOME FUND II
ANNUAL EXPENSE RATIO: 2.15%

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$218.06	$10,285.00
2	$10,285.00	$514.25	$10,799.25	$224.28	$10,578.12
3	$10,578.12	$528.91	$11,107.03	$230.67	$10,879.60
4	$10,879.60	$543.98	$11,423.58	$237.24	$11,189.67
5	$11,189.67	$559.48	$11,749.15	$244.01	$11,508.58
6	$11,508.58	$575.43	$12,084.01	$250.96	$11,836.57
7	$11,836.57	$591.83	$12,428.40	$258.11	$12,173.91
8	$12,173.91	$608.70	$12,782.61	$265.47	$12,520.87
9	$12,520.87	$626.04	$13,146.91	$273.03	$12,877.71
10	$12,877.71	$643.89	$13,521.60	$280.82	$13,244.72
Cumulative		$5,692.51		$2,482.65

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
ANNUAL EXPENSE RATIO: 0.98%

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$99.97	$10,402.00
2	$10,402.00	$520.10	$10,922.10	$103.99	$10,820.16
3	$10,820.16	$541.01	$11,361.17	$108.17	$11,255.13
4	$11,255.13	$562.76	$11,817.89	$112.52	$11,707.59
5	$11,707.59	$585.38	$12,292.97	$117.04	$12,178.24
6	$12,178.24	$608.91	$12,787.15	$121.75	$12,667.81
7	$12,667.81	$633.39	$13,301.20	$126.64	$13,177.06
8	$13,177.06	$658.85	$13,835.91	$131.73	$13,706.78
9	$13,706.78	$685.34	$14,392.12	$137.03	$14,257.79
10	$14,257.79	$712.89	$14,970.68	$142.53	$14,830.95
Cumulative		$6,008.63		$1,201.37

FEDERATED MID CAP GROWTH STRATEGIES FUND II
ANNUAL EXPENSE RATIO: 2.06%

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$209.03	$10,294.00
2	$10,294.00	$514.70	$10,808.70	$215.17	$10,596.64
3	$10,596.64	$529.83	$11,126.47	$221.50	$10,908.18
4	$10,908.18	$545.41	$11,453.59	$228.01	$11,228.88
5	$11,228.88	$561.44	$11,790.32	$234.72	$11,559.01
6	$11,559.01	$577.95	$12,136.96	$241.62	$11,898.84
7	$11,898.84	$594.94	$12,493.78	$248.72	$12,248.67
8	$12,248.67	$612.43	$12,861.10	$256.03	$12,608.78
9	$12,608.78	$630.44	$13,239.22	$263.56	$12,979.48
10	$12,979.48	$648.97	$13,628.45	$271.31	$13,361.08
Cumulative		$5,716.11		$2,389.67

FEDERATED HIGH INCOME BOND FUND II - PRIMARY SHARES
ANNUAL EXPENSE RATIO: 1.04%

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$106.06	$10,396.00
2	$10,396.00	$519.80	$10,915.80	$110.26	$10,807.68
3	$10,807.68	$540.38	$11,348.06	$114.63	$11,235.66
4	$11,235.66	$561.78	$11,797.44	$119.16	$11,680.59
5	$11,680.59	$584.03	$12,264.62	$123.88	$12,143.14
6	$12,143.14	$607.16	$12,750.30	$128.79	$12,624.01
7	$12,624.01	$631.20	$13,255.21	$133.89	$13,123.92
8	$13,123.92	$656.20	$13,780.12	$139.19	$13,643.63
9	$13,643.63	$682.18	$14,325.81	$144.70	$14,183.92
10	$14,183.92	$709.20	$14,893.12	$150.43	$14,745.60
Cumulative		$5,991.93		$1,270.99

FEDERATED INTERNATIONAL EQUITY FUND II
ANNUAL EXPENSE RATIO: 4.00%

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$402.00	$10,100.00
2	$10,100.00	$505.00	$10,605.00	$406.02	$10,201.00
3	$10,201.00	$510.05	$10,711.05	$410.08	$10,303.01
4	$10,303.01	$515.15	$10,818.16	$414.18	$10,406.04
5	$10,406.04	$520.30	$10,926.34	$418.32	$10,510.10
6	$10,510.10	$525.51	$11,035.61	$422.51	$10,615.20
7	$10,615.20	$530.76	$11,145.96	$426.73	$10,721.35
8	$10,721.35	$536.07	$11,257.42	$431.00	$10,828.56
9	$10,828.56	$541.43	$11,369.99	$435.31	$10,936.85
10	$10,936.85	$546.84	$11,483.69	$439.66	$11,046.22
Cumulative		$5,231.11		$4,205.81

FEDERATED CAPITAL APPRECIATION FUND II - PRIMARY SHARES
ANNUAL EXPENSE RATIO: 1.81%

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$183.89	$10,319.00
2	$10,319.00	$515.95	$10,834.95	$189.75	$10,648.18
3	$10,648.18	$532.41	$11,180.59	$195.81	$10,987.86
4	$10,987.86	$549.39	$11,537.25	$202.05	$11,338.37
5	$11,338.37	$566.92	$11,905.29	$208.50	$11,700.06
6	$11,700.06	$585.00	$12,285.06	$215.15	$12,073.29
7	$12,073.29	$603.66	$12,676.95	$222.01	$12,458.43
8	$12,458.43	$622.92	$13,081.35	$229.09	$12,855.85
9	$12,855.85	$642.79	$13,498.64	$236.40	$13,265.95
10	$13,265.95	$663.30	$13,929.25	$243.94	$13,689.13
Cumulative		$5,782.34		$2,126.59

FEDERATED PRIME MONEY FUND II
ANNUAL EXPENSE RATIO: 1.03%

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$105.04	$10,397.00
2	$10,397.00	$519.85	$10,916.85	$109.21	$10,809.76
3	$10,809.76	$540.49	$11,350.25	$113.55	$11,238.91
4	$11,238.91	$561.95	$11,800.86	$118.06	$11,685.09
5	$11,685.09	$584.25	$12,269.34	$122.75	$12,148.99
6	$12,148.99	$607.45	$12,756.44	$127.62	$12,631.30
7	$12,631.30	$631.57	$13,262.87	$132.68	$13,132.76
8	$13,132.76	$656.64	$13,789.40	$137.95	$13,654.13
9	$13,654.13	$682.71	$14,336.84	$143.43	$14,196.20
10	$14,196.20	$709.81	$14,906.01	$149.12	$14,759.79
Cumulative		$5,994.72		$1,259.41

FEDERATED QUALITY BOND FUND II - PRIMARY SHARES
ANNUAL EXPENSE RATIO: 1.24%

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$126.33	$10,376.00
2	$10,376.00	$518.80	$10,894.80	$131.08	$10,766.14
3	$10,766.14	$538.31	$11,304.45	$136.01	$11,170.95
4	$11,170.95	$558.55	$11,729.50	$141.12	$11,590.98
5	$11,590.98	$579.55	$12,170.53	$146.43	$12,026.80
6	$12,026.80	$601.34	$12,628.14	$151.94	$12,479.01
7	$12,479.01	$623.95	$13,102.96	$157.65	$12,948.22
8	$12,948.22	$647.41	$13,595.63	$163.58	$13,435.07
9	$13,435.07	$671.75	$14,106.82	$169.73	$13,940.23
10	$13,940.23	$697.01	$14,637.24	$176.11	$14,464.38
Cumulative		$5,936.67		$1,499.98

FEDERATED CAPITAL INCOME FUND II
ANNUAL EXPENSE RATIO: 1.91%

Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$193.95	$10,309.00
2	$10,309.00	$515.45	$10,824.45	$199.94	$10,627.55
3	$10,627.55	$531.38	$11,158.93	$206.12	$10,955.94
4	$10,955.94	$547.80	$11,503.74	$212.49	$11,294.48
5	$11,294.48	$564.72	$11,859.20	$219.06	$11,643.48
6	$11,643.48	$582.17	$12,225.65	$225.83	$12,003.26
7	$12,003.26	$600.16	$12,603.42	$232.80	$12,374.16
8	$12,374.16	$618.71	$12,992.87	$240.00	$12,756.52
9	$12,756.52	$637.83	$13,394.35	$247.41	$13,150.70
10	$13,150.70	$657.54	$13,808.24	$255.06	$13,557.06
Cumulative		$5,755.76		$2,232.66

An SAI dated April 30, 2009, is incorporated by reference into this Prospectus. Additional information about the Funds and their investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Reports' Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-8042

Federated
World-Class Investment Manager

Federated Insurance Series
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916405 Cusip 313916603
Cusip 313916801 Cusip 313916835
Cusip 313916207 Cusip 313916504
Cusip 313916702 Cusip 313916884
Cusip 313916306 Cusip 313916108

4011006A (4/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated Insurance Series

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2009

Federated Clover Value Fund II (Primary Shares) (Formerly, Federated American Leaders Fund II)

Federated Equity Income Fund II

Federated Fund for U.S. Government Securities II

Federated Mid Cap Growth Strategies Fund II

Federated High Income Bond Fund II (Primary Shares)

Federated International Equity Fund II

Federated Capital Appreciation Fund II (Primary Shares)

Federated Prime Money Fund II

Federated Quality Bond Fund II (Primary Shares)

Federated Kaufmann Fund II (Primary Shares)

Federated Capital Income Fund II

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the combined prospectus for the portfolios of Federated Insurance Series listed above, dated April 30, 2009. This SAI incorporates by reference the Funds’ Annual Reports. Obtain the prospectus or the Annual Reports without charge by calling 1-800-341-7400.

CONTENTS
How are the Funds Organized?	1
Description of Federated Fund for U.S. Government Securities II and its Investments and Risks	2
Securities in Which the Funds Invests	5
Investment Risks	19
Variable Asset Regulations	23
Investment Objectives (and Policies) and Investment Limitations	24
What Do Shares Cost?	27
Mixed Funding and Shared Funding	30
How are the Funds Sold?	30
Purchase-In-Kind	30
Subaccounting Services	31
Redemption in Kind	32
Massachusetts Partnership Law	32
Account and Share Information	32
Tax Information	34
Who Manages and Provides Services to the Funds?	35
How Do the Funds Measure Performance?	60
Financial Information	63
Investment Ratings	64
Addresses	76
Appendix	77

Federated Insurance Series

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

27428 (4/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

How are the Funds Organized?

Each of the 11 portfolios (individually referred to as a “Fund” or collectively as the “Funds”) is a diversified portfolio of Federated Insurance Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on September 15, 1993. The Trust may offer separated series of shares representing interests in separate portfolios of securities.

The Board of Trustees (“Board”) has established two classes of shares of Federated Clover Value Fund II, Federated High Income Bond Fund II, Federated Capital Appreciation Fund II, Federated Quality Bond Fund II and Federated Kaufmann Fund II, known as Primary Shares and Service Shares. This SAI relates to the Primary Shares of these Funds.

FEDERATED CLOVER VALUE FUND II (FORMERLY, FEDERATED AMERICAN LEADERS FUND II)
The Fund’s investment adviser is Federated Global Investment Management Corp. (Adviser).  Prior to April 30, 2009, Federated Equity Management Company of Pennsylvania was the Adviser to the Fund. Both the current Adviser and the former Adviser are wholly owned subsidiaries of Federated Investors, Inc. (Federated).

FEDERATED EQUITY INCOME FUND II
The Fund’s investment adviser is Federated Equity Management Company of Pennsylvania (Adviser).

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
The Fund’s investment adviser is Federated Investment Management Company (Adviser).

FEDERATED MID CAP GROWTH STRATEGIES FUND II
The Fund’s investment adviser is Federated Equity Management Company of Pennsylvania (Adviser).

FEDERATED HIGH INCOME BOND FUND II
The Fund’s investment adviser is Federated Investment Management Company (Adviser).

FEDERATED INTERNATIONAL EQUITY FUND II
The Fund’s investment adviser is Federated Global Investment Management Corp. (Adviser).

FEDERATED CAPITAL APPRECIATION FUND II
The Fund’s investment adviser is Federated Equity Management Company Pennsylvania (Adviser).

FEDERATED PRIME MONEY FUND II
The Fund’s investment adviser is Federated Investment Management Company (Adviser).

FEDERATED QUALITY BOND FUND II
The Fund’s investment adviser is Federated Investment Management Company (Adviser).

FEDERATED KAUFMANN FUND II
The Fund’s investment adviser is Federated Equity Management Company of Pennsylvania (Adviser).

FEDERATED CAPITAL INCOME FUND II
The Fund changed its name from Federated Utility Fund II to Federated Capital Income Fund II on April 30, 2003.

The Fund’s investment adviser is Federated Equity Management Company of Pennsylvania (Adviser).

Description of Federated Fund for U.S. Government Securities II and its Investments and Risks

INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide current income. The investment objective may not be changed by the Fund’s Board of Trustees without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this SAI.

INVESTMENT STRATEGIES
The Fund is intended to provide returns consistent with investments in United States government securities and mortgage-backed securities. The Fund also intends to qualify as a permissible investment for variable annuity contracts and variable life insurance policies, and will limit its investments accordingly. The Fund’s overall strategy is therefore to invest in a portfolio consisting primarily of United States Treasury securities, United States government agency securities, investment-grade non-governmental mortgage-backed securities and related derivative contracts. The Fund determines whether securities are investment-grade based on credit ratings issued by one or more nationally recognized statistical rating organizations (NRSROs). A description of the various types of securities and derivative contracts in which the Fund invests, other investment techniques used by the Fund, and their risks, immediately follows this strategy section.

The Adviser evaluates the Fund’s investment strategy by comparing the performance of the Fund’s portfolio to a blended index comprised of an index composed of notes and bonds issued by the United States government and its agencies or instrumentalities and an index composed of mortgage-backed securities issued or guaranteed by United States government agencies or instrumentalities (the “Index”). The Adviser’s basic strategy seeks to construct a portfolio that will perform favorably when compared to the Index over the long-term. The Adviser tries to vary the portfolio’s performance from the Index by, among other things:

•	varying the portfolio’s effective duration as compared to the Index;

•	creating a portfolio of securities with a different mixture of effective durations as compared to the composition of the Index;

•	investing a larger percentage of the portfolio in certain types of securities[1] as compared to the composition of the Index, or investing in types of securities that are not included in the Index;

•	investing a larger percentage of the portfolio in securities with specific credit ratings as compared to the Index; and

•	investing a large percentage of the portfolio in a specific security as compared to the Index, or investing the portfolio in securities that are not included in the Index.

Under normal market conditions, the Adviser limits the extent to which it may vary the portfolio’s effective duration to within 20% of the effective duration of the Index. The Fund currently uses a blended index comprised of 67% Barclays Capital Mortgage-Backed Securities Index and 33% Barclays Capital Government Index as the Index.

Effective duration provides a measure of the price sensitivity of a fixed-income security or portfolio of fixed-income securities to changes in interest rates. The Adviser calculates the effective duration of the portfolio using standard analytical models that quantify the expected changes in the value of the portfolio resulting from changes in the applicable yield curve.2 The Index may calculate its effective duration using different assumptions and models. The Adviser will rely on its calculations for purposes of complying with any limitations established with respect to the portfolio’s effective duration. Uncertainty as to the amount and timing of prepayments may make calculating the effective durations of mortgaged-backed and some asset-backed securities more difficult than some other types of fixed-income securities.

1    The Adviser may refer to types of securities (such as Treasury, agency, mortgage-backed or corporate-debt securities) as “sectors” of the fixed-income market.

2    In shareholder reports and other description of the Fund’s investment strategy and performance, the Adviser may refer to the relative interest rates of securities with longer and shorter durations within a sector as a “yield curve.”

The Adviser bases the investment strategy principally on its market outlook, which analyzes historical and expected changes in:

•	the overall level and volatility of interest rates;

•	the slope and shape of yield curves; and

•	the relative interest rates of different sectors.

The investment strategy will also reflect other factors (political developments or demographic trends, for example).

Teams of investment professionals formulate the Adviser’s market outlook and otherwise attempt to anticipate changes in market conditions. They base their analysis on a multiple factors, which may include:

•	current and expected U.S. economic growth;

•	current and expected changes in the rate of inflation;

•	the level of interest rates in other countries as compared to U.S. interest rates;

•	the Federal Reserve Board’s monetary policy; and

•	technical factors affecting the supply or demand for specific securities or types of securities.

There is no assurance that the Adviser’s efforts to forecast market conditions and interest rates, or to assess the impact of changes in interest rates and the yield curve, will be successful.

These teams also recommend how to structure the portfolio in response to the market outlook. In order to manage the risks taken by the Fund, these recommendations may set additional limits on the extent to which the portfolio’s duration and composition may vary from the Index. The Fund’s portfolio manager follows these recommendations in selecting securities for the portfolio. Decisions to purchase or sell particular securities or derivative contracts are based on a fundamental analysis of their sensitivity to changes in interest rates, interest rate volatility, the yield curve and inflation, among other factors. Characteristics that the Adviser may consider in analyzing mortgage-backed securities include the average interest rates of the underlying loans, the prior prepayment history, any ratings issued by NRSROs and any guarantee of the security or underlying loans by a GSE or company. This analysis relies on information from a variety of sources (such as government securities dealers, electronic data services and financial publications), and employs quantitative models and analytic tools provided by third parties or developed by the Adviser. The analysis also draws on the experience of the Adviser’s staff of investment analysts, portfolio managers and traders.

The portfolio manager uses this fundamental analysis to compare the potential returns from available securities with comparable durations, risks and other characteristics. For mortgage-backed securities, the decision to buy or sell also involves assessment of available securities relative to specific interest rate and prepayment risks, such as average life variability, price sensitivity to changes in market spread levels and price sensitivity to changes in the level of interest rate volatility. The Adviser assesses these risks by analyzing how the timing, amount and division of cash flows from the mortgages underlying a security might change in response to changing economic and market conditions. For securities other than treasury and agency securities, the assessment will also consider the security’s relative credit risk and ratings from one or more NRSROs. However, there is no assurance that a security or derivative contract will perform as expected or that the fundamental analysis will incorporate all relevant information.

In appropriate market conditions, the Fund may invest in derivative contracts to implement its investment strategy. For example, the Fund may buy a future or call option on United States Treasury securities in order to lengthen the effective duration of the portfolio as compared to the Index; alternatively, the Fund may sell a future or an option on United States Treasury securities in order to shorten the effective duration of the portfolio as compared to the Index. The Fund also may use futures or options on United States Treasury securities to increase or decrease the exposure to different points on the yield curve without affecting the effective duration of the portfolio to obtain premiums. As another example, the Fund may use total rate of return swaps to shorten or lengthen the effective duration of the Fund, increase or decrease the exposure of the Fund to different points on the yield curve or to obtain premiums. There is no assurance that the use of derivatives contracts will work as intended.

The Fund may also seek to increase its income by engaging in dollar-roll transactions and by lending its portfolio securities.

The Fund may invest in overnight repurchase agreements or money market funds in order to maintain sufficient cash to pay for daily net redemptions and portfolio transactions. In the event that the Fund does not have sufficient cash for these purposes, it could incur overdrafts, enter into reverse repurchase agreements or otherwise borrow money in accordance with its investment limitations. The Fund also reserves the right to redeem Shares in kind with portfolio securities. See PAYMENT METHOD FOR REDEMPTIONS—Redemptions In Kind. The Fund may also enter into repurchase agreements with longer terms (up to 12 months) if they offer higher returns than those expected from U.S. Treasury or agency securities having the same maturity.

Mortgage-backed pass-through certificates are typically offered or traded on a “to-be-announced” or other delayed delivery basis. Other U.S. government securities may also be offered on a delayed delivery basis. The Fund will enter into trades on this basis in order to participate in these offerings or trade these securities.

Because the Fund refers to U.S. government securities in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to invest, under normal circumstances, less than 80% of its assets in U.S. government investments.

Securities in Which the Funds Invests

In pursuing its investment strategy, each Fund may invest in the following securities for any purpose that is consistent with its investment objective.

EQUITY SECURITIES DESCRIPTIONS AND TECHNIQUES

Federated Clover Value Fund II, Federated Equity Income Fund II, Federated Mid Cap Growth Strategies Fund II, Federated High Income Bond Fund II, Federated International Equity Fund II, Federated Capital Appreciation Fund II, Federated Kaufmann Fund II, Federated Capital Income Fund II

EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities may offer greater potential for appreciation than many other types of securities, because, in most instances, their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Funds may invest.

Common Stocks

Common Stocks are the most prevalent type of equity security. Common stocks receive the issuers’s earnings after the issuer pays its creditors and preferred stockholders. As a result, changes in an issuer’s earnings should directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Interest in other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REITs ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

American Depositary Receipts (ADRs) and Domestically Traded Securities of Foreign Issuers

ADRs which are traded in U.S. markets, represent interest in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, elimination the need for foreign exchange transactions. The Fund may also invest directly in securities issued by foreign companies and traded in U.S. dollars in U.S. markets. The Fund invests primarily in ADRs and securities of companies with significant operations within the United States.

FIXED-INCOME DESCRIPTIONS AND TECHNIQUES

Federated Clover Value Fund II, Federated Equity Income Fund II, Federated Fund for U.S. Government Securities II, Federated Mid Cap Growth Strategies Fund II, Federated High Income Bond Fund II, Federated International Equity Fund II, Federated Capital Appreciation Fund II, Federated Prime Money Fund II, Federated Quality Bond Fund II, Federated Kaufmann Fund II, Federated Capital Income Fund II

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Funds may invest:

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities. A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

IOs and POs

CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Floaters and Inverse Floaters

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Corporate-Debt Securities

Corporate-debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate-debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper

Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments

Demand instruments are corporate-debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a “coupon payment”). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as “coupon stripping.” Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to security’s holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.

Convertible Securities

Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than nonconvertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

Federated Capital Income Fund II, Federated Equity Income Fund II, Federated High Income Bond Fund II

Loan Instruments

The Fund may invest in loans and loan-related instruments, which are generally interests in amounts owed by a corporate, governmental, or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations).. Such instruments include, but are not limited to, interests in trade finance loan transactions, pre-export/import finance transactions, factoring, syndicated loan transactions and forfaiting transactions.

Trade finance refers generally to loans made to producers, sellers, importers and/or exporters in relation to commodities, goods, or services. Such loans typically have short-to-medium term maturities and will generally be self-liquidating (i.e., as the goods or commodities are sold, proceeds from payments for such goods or commodities are used to pay the principal on the loan prior to being distributed to the borrower). Types of trade finance related loans include, but are not limited to structured finance transactions, pre-export/import finance transactions, project financing and forfaiting transactions.

Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger. A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan assignment or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property, which is commonly referred to as collateral. The purpose of securing loans is to allow the lenders to exercise rights over the collateral if a loan is not repaid as required by the terms of the loan agreement. Collateral may include security interests in receivables, goods, commodities, or real property. With regard to trade finance loan transactions the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan).Interests in loan instruments may also be tranched or tiered with respect to collateral rights. Unsecured loans expose the lenders to increased credit risk.

The loan instruments in which the Fund may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets).

The Fund treats loan instruments as a type of fixed-income security. Investments in loan instruments may expose the Fund to interest rate risk, risks of investing in foreign securities, credit risk, liquidity risk, risks of noninvestment-grade securities, risks of emerging markets, and leverage risk. (For purposes of the descriptions in this SAI of these various risks, references to “issuer,” include borrowers under loan instruments.) Many loan instruments incorporate risk mitigation, credit enhancement (e.g. standby letters of credit) and insurance products into their structures, in order to manage these risks. There is no guarantee that these risk management techniques will work as intended.

Loans and loan-related instruments are generally considered to be illiquid due to the length of time required to transfer an interest in a loan or a related instrument. Additionally, in the case of some loans, such as those related to trade finance, there is a limited secondary market. The liquidity of a particular loan will be determined by the Adviser under guidelines adopted by the Fund’s board.

LOAN ASSIGNMENTS
The Fund may purchase a loan assignment from the agent bank or other member of the lending syndicate. Investments in loans through an assignment may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

LOAN PARTICIPATIONS
The Fund may purchase a funded participation interest in a loan, by which the Fund has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution, or lending syndicate) that has a direct contractual relationship with a borrower. In loan participations, the Fund does not have a direct contractual relationship with the borrower.

The fund may also purchase a type of a participation interest, known as risk participation interest. In this case, the Fund will receive a fee in exchange for the promise to make a payment to a lender if a borrower fails to make a payment of principal, interest, or fees, as required by the loan agreement.

When purchasing loan participations, the Fund will be exposed to credit risk of the borrower and, in some cases, the intermediary offering the participation. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service or, if rated, may be below investment grade and expose the fund to the risks of noninvestment-grade securities.

Federated Capital Income Fund II, Federated Prime Money Fund II

Municipal Securities

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities.

Insurance Contracts

Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Fund treats these contracts as fixed-income securities.

Federated Quality Bond Fund II

Surplus Notes

Surplus notes are subordinated debt instruments issued by mutual and stock insurance companies. Mutual insurance companies generally issue surplus notes to raise capital. Stock insurance companies primarily issue surplus notes in transactions with affiliates. Surplus notes are treated by insurers as equity capital, or “surplus” for regulatory reporting purposes. Surplus notes typically are subordinated to any other debt.

Capital Securities

Capital securities are subordinated securities, generally with a 30-50 year maturity and a 5-10 year call protection. Dividend payments generally can be deferred by the issuer for up to 5 years. These securities generally are unsecured and subordinated to all senior debt securities of the issuer, therefore, principal and interest payments on capital securities are subject to a greater risk of default than senior debt securities.

Step Up Perpetual Subordinated Securities

Step up perpetual subordinated securities (“step ups”) generally are structured as perpetual preferred securities (with no stated maturity) with a 10-year call option. If the issue is not called, however, the coupon increases or “steps up,” generally 150 to 250 basis points depending on the issue and its country of jurisdiction. The step up interest rate acts as a punitive rate which would typically compel the issuer to call the security. Thus, these securities generally are priced as 10-year securities.

Medium Term Notes and Deposit Notes

Medium Term Notes and Deposit Notes trade like commercial paper, but may have maturities from nine months to ten years and are rated like corporate debt obligations.

Federated Fund for U.S. Government Securities II, Federated Quality Bond Fund II, Federated Capital Income Fund II, Federated Equity Income Fund II, Federated Prime Money Fund II

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Sequential CMOs

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACs, TACs and Companion Classes

More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes’ share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs and POs

CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Floaters and Inverse Floaters

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z Classes

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments.

Non-Governmental Mortgage-Backed Securities

Non-governmental mortgage-backed securities (including non-governmental CMOs) are issued by private entities, rather than by U.S. government agencies. The Fund may invest in non-governmental mortgage-backed securities that are rated BBB or higher by a nationally recognized statistical rating agency. These securities involve credit risks and liquidity risks.

Federated Fund for U.S. Government Securities II

Mortgage Related Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgage-backed securities issued by U.S. government agencies. Most asset-backed securities involve consumer or commercial debts. The Fund will purchase only mortgage related asset-backed securities, examples of which include, but are not limited to, home equity loans and manufactured housing obligations. Asset-backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs. Also, asset-backed securities may be issued by a private entity and, although these securities must be rated investment grade, they present credit risks.

Federated Fund for U.S. Government Securities II, Federated Quality Bond Fund II

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities (CMBS) represent interests in mortgage loans on commercial real estate, such as loans for hotels, shopping centers, office buildings and apartment buildings. Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments. The Fund may invest in individual CMBS issues or, alternately, may gain exposure to the overall CMBS market by investing in a derivative contract, the performance of which is related to changes in the value of a domestic CMBS index. The risks associated with CMBS reflect the risks of investing in the commercial real estate securing the underlying mortgage loans and are therefore different from the risks of other types of MBS. Additionally, CMBS may expose the Fund to interest rate, liquidity and credit risks.

FOREIGN SECURITIES

Federated Equity Income Fund II, Federated Mid Cap Growth Strategies Fund II, Federated High Income Bond Fund II, Federated International Equity Fund II, Federated Capital Appreciation Fund II, Federated Quality Bond Fund II, Federated Kaufmann Fund II, Federated Capital Income Fund II, Federated Prime Money Fund II, Federated Clover Value Fund II

Foreign securities are securities of issuers based outside the United States.  The Fund considers an issuer to be based outside the United States if:

it is organized under the laws of, or has a principal office located in, another country;

the principal trading market for its securities is in another country; or

it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies.  Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Brady Bonds

Brady Bonds are U.S. dollar denominated debt obligations that foreign governments issue in exchange for commercial bank loans. The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. The principal amount of some Brady Bonds is collateralized by zero coupon U.S. Treasury securities which have the same maturity as the Brady Bonds. However, neither the U.S. government nor the IMF has guaranteed the repayment of any Brady Bond.

Federated Clover Value Fund II, Federated Equity Income Fund II, Federated Fund For U.S. Government Securities II, Federated Capital Appreciation Fund II, Federated High Income Bond Fund II, Federated International Equity Fund II, Federated Kaufmann Fund II, Federated Capital Income Fund II, Federated Quality Bond Fund II, Federated Mid Cap Growth Strategies Fund II

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”).  Each party to a derivative contract is referred to as a counterparty.  Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument.  These types of derivatives are frequently referred to as “physically settled” derivatives.  Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument.  These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges.  In this case, the exchange sets all the terms of the contract except for the price.  Investors make payments due under their contracts through the exchange.  Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange.  Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts.  This protects investors against potential defaults by the counterparty.  Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date.  If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  Exchanges may limit the amount of open contracts permitted at any one time.  Such limits may prevent the Fund from closing out a position.  If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so).  Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks.  OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time.  Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset.  Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument.  Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.  Futures contracts traded OTC are frequently referred to as forward contracts.  The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures) , as well as, currency futures and currency forward contracts.

[INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.]

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments' current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

CURRENCY FUTURES AND CURRENCY FORWARD CONTRACTS
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

OPTION CONTRACTS
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments.  Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

•	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

•
Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument.  If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

•	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

•
Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

SWAP CONTRACTS

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments.  Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments.  The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.  Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CAPS AND FLOORS

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS

A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument.  Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”).  The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event.  The Fund may be either the Protection Buyer or the Protection Seller in a CDS.  If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer.  A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

CURRENCY SWAPS

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

Total Return Swaps
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument.  Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

Currency Swaps
A currency swap is a type of derivative contract in which the parties agree to make periodic interest payments to one another in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

Federated Kaufmann Fund II

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities for which there is no readily available market or securities with legal or contractual restrictions. These may include private placements, repurchase agreements that the Fund cannot dispose of within seven days, and securities eligible for resale under Rule 144A of the Securities Act of 1933 (1933 Act). Rule 144A allows certain qualified institutional investors to trade privately placed securities despite the fact that such securities are not registered under the 1933 Act. In deciding whether to purchase such securities, the Fund, acting pursuant to guidelines approved by the Board, will consider the frequency of such trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, the nature of the securities and the marketplace trades.

Borrowing for Leverage

The Fund may borrow from banks for temporary or emergency purposes, clearing transactions or for other investment purposes. Borrowing to purchase securities is a speculative practice known as leveraging, which increases stock market risk by magnifying the effect of any change in the market value of the Fund’s portfolio. Interest paid on any borrowed funds may have the effect of lowering the Fund’s return. In addition, the Fund may have to sell the securities when it would normally keep them in order to make interest payments.

Short Sales

The Fund may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock market. A short sale means selling a security the Fund does not own to take advantage of an anticipated decline in the stock’s price. Once the Fund sells the security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. In no event will the Fund engage in short sales transactions if it would cause the market value of all of the Fund’s securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the Fund is limited to the lesser of 2% of the value of the Fund’s net assets or 2% of the securities of any class of the issuer. The Fund may also “sell short against the box,” i.e., the Fund owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatility.

SPECIAL TRANSACTIONS

ALL FUNDS

Repurchase Agreements

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the Fund owns the security subject to repurchase. The agreed-upon interest rate is unrelated to the interest rate on the underlying security. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Adviser to be creditworthy.

A Fund’s custodian or subcustodian is required to take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risk.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because a Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. A Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for a Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Securities Lending

The Funds may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Funds receive cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Funds the equivalent of any dividends or interest received on the loaned securities.

The Funds will reinvest cash collateral in securities that qualify as an acceptable investment for the Funds. However, the Funds must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Funds or the borrower. The Funds will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Funds may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to market risks and credit risks.

Investing in Securities of Other Investment Companies

The Funds may invest their assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment.  However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.  The Funds may invest in money market securities directly.

Inter-Fund borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Funds and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an inter-fund loan is only made if it benefits each participating fund. Federated administers the program according to procedures approved by the Fund’s Board of Trustees (Board), and the Board monitors the operation of the program. Any inter- fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating funds.

For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; and (b) to meet commitments arising from “failed” trades. All inter-fund loans must be repaid in seven days or less. The Funds’ participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending fund than market-competitive rates on overnight repurchase agreements (the Repo Rate) and more attractive to the borrowing fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (the Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract).  Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument.  Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts.  Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument.  Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument.  Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

CREDIT LINKED NOTE

A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”).  The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit or (ii) the market value of the Reference Credit, if a Credit Event has occurred.  Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

EQUITY LINKED NOTE
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”).  Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.

ASSET SEGREGATION (ALL FUND EXCEPT FEDERATED PRIME MONEY FUND II)
In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

ASSET SEGREGATION (FEDERATED PRIME MONEY FUND II)
In order to secure its obligations in connection with special transactions, the Fund will either enter into offsetting transactions or set aside readily marketable securities. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on special transactions.

Investment Risks

There are many factors which may affect the investments in each Fund. The Funds’ principal risks are described in the prospectus. Additional risk factors are outlined below.

EQUITY SECURITIES INVESTMENT RISKS

Federated Clover Value II, Federated Equity Income Fund II, Federated Mid Cap Growth Strategies Fund II, Federated High Income Bond Fund II, Federated International Equity Fund II, Federated Capital Appreciation Fund II, Federated Kaufmann Fund II, Federated Capital Income Fund II

Stock Market Risks

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Investment Style Risk

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform other funds that employ a different style. Value stocks are those, which are out of favor or undervalued in comparison to their peers due to adverse business developments or other factors. Value oriented funds will typically underperform when growth investing is in favor.

Sector Risks

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Liquidity Risks

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the instrument.

Risks Related to Investing for Value

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Risks Related to Investing for Growth

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Risks Related to Company Size

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS
Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund’s Share price may be affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. Foreign companies may not provide information as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Credit Risks

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

FIXED-INCOME SECURITIES INVESTMENT RISKS

Federated Clover Value Fund II, Federated Equity Income Fund II, Federated Fund for U.S. Government Securities II, Federated Mid Cap Growth Strategies Fund II, Federated High Income Bond Fund II, Federated International Equity Fund II, Federated Capital Appreciation Fund II, Federated Prime Money Fund II, Federated Quality Bond Fund II, Federated Kaufmann Fund II, Federated Capital Income Fund II

Interest Rate Risks

Prices of fixed-income securities rise and fall in response to interest rate changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Credit Risks

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.

Prepayment Risks

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Liquidity Risks

Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Sector Risks

A substantial part of the Fund’s portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, by issuers located in the same state, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers.

Risks Related to the Economy

The prices of high-yield securities are affected by investor sentiment. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

Risks Associated with Noninvestment-Grade Securities

The Fund may invest in convertible securities rated below investment grade, also known as junk bonds. Such convertible securities generally entail greater market, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively and their trading market maybe more limited.

Leverage Risks

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

Federated Capital Income Fund II, Federated Quality Bond Fund II, Federated Fund for U.S. Government Securities II

Risks Associated with Complex CMOs

CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.

Federated Fund for U.S. Government Securities II

Risks Associated with Investing in CMBS

The risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. Therefore, the value of these securities may change based upon actual or perceived changes in the value of commercial real estate in those markets in which the underlying property is located, the ability of commercial borrowers to meet loan obligations, the ability of a property to attract and retain tenants, and the ability of tenants to make lease payments. CMBS may also expose the Fund to interest rate, liquidity and credit risks.

FOREIGN SECURITIES INVESTMENT RISKS

Federated Equity Income Fund II, Federated Mid Cap Growth Strategies Fund II, Federated High Income Bond Fund II, Federated International Equity Fund II, Federated Capital Appreciation Fund II, Federated Quality Bond Fund II, Federated Kaufmann Fund II, Federated Capital Income Fund II, Federated Prime Money Fund II, Federated Clover Value Fund II

Risks of Foreign Investing

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

Since many loan instruments involve parties (for example, lenders, borrowers, and agent banks) located in multiple jurisdictions outside of the United States, there is a risk that a security interest in any related collateral may be unenforceable and obligations under the related loan agreements may not be binding.

Currency Risks

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Euro Risks

The Fund may make significant investments in securities denominated in the Euro, the new single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund’s investments.

With the advent of the Euro, the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries’ ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.

Risks of Investing in Emerging Market Countries

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Federated Clover Value Fund II, Federated Equity Income Fund II, Federated Fund for U.S. Government Securities II, Federated Capital Appreciation Fund II, Federated High Income Bond Fund II, Federated International Equity Fund II, Federated Kaufmann Fund II, Federated Quality Bond Fund II, Federated Mid Cap Growth Strategies Fund II

Risks of Investing in Derivative Contracts and Hybrid Instruments

The Funds’ exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.  Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Funds’ prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

Risks Associated with the Investment Activities of Other Accounts

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”

Variable Asset Regulations

Each Fund is subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of each Fund may be represented by any one investment, no more than 70% of the total assets of each Fund may be represented by any two investments, no more than 80% of the total assets of each Fund may be represented by any three investments, and no more than 90% of the total assets of each Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests of the same real property project and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If a Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

Portfolio Turnover for Federated International Equity Fund II

The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund’s investment objective. Portfolio securities will be sold when the Adviser believes it is appropriate, regardless of how long those securities have been held. For the fiscal years ended December 31, 2008 and 2007, the portfolio turnover rates were 212% and 125%, respectively. The increase in the Fund's portfolio turnover rate in the most recently completed fiscal year was primarily a result of market volatility during the period.

PORTFOLIO TURNOVER for Federated Equity Income Fund II

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund’s investment objectives, without regard to the length of time a particular security may have been held. For the fiscal years ended December 31, 2008 and 2007, the portfolio turnover rates were 117% and 102%, respectively.

Investment Objectives (and Policies) and Investment Limitations

The following are the fundamental investment objectives of each of the Funds. These investment objectives may not be changed by the Funds’ Trustees without shareholder approval.

Federated Clover Value Fund II’s investment objective is to seek growth of capital and income by investing primarily in common stocks and other securities of high-quality companies.

Federated Equity Income Fund II’s investment objective is to provide above average income and capital appreciation.

Federated Fund for U.S. Government Securities II’s investment objective is to provide current income.

Federated Mid Cap Growth Strategies Fund II’s investment objective is appreciation of capital.

Federated High Income Bond Fund II’s investment objective is to seek high current income.

Federated International Equity Fund II’s investment objective is to obtain a total return on its assets.

Federated Capital Appreciation Fund II’s investment objective is capital appreciation.

Federated Prime Money Fund II’s fundamental investment objective is to provide current income consistent with stability of principal and liquidity.

Federated Quality Bond Fund II’s investment objective is to provide current income.

Federated Kaufmann Fund II’s investment objective is capital appreciation.

Federated Capital Income Fund II’s primary investment objective is to achieve high current income and moderated capital appreciation.

INVESTMENT LIMITATIONS

Diversification

With respect to securities comprising 75% of the value of its total assets, a Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or a Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Funds may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940, as amended (1940 Act).

Federated Quality Bond Fund II will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase a agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.

Federated Quality Bond Fund II will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary extraordinary or emergence measure to facilitate management of the portfolio by enabling the Fund to met redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowing in excess of 5% of the value of the Fund’s total assets are outstanding.

Federated Kaufmann Fund II may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Investing in Real Estate

The Funds may not purchase or sell real estate, provided that this restriction does not prevent a Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Funds may exercise their rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Federated Quality Bond Fund II will not purchase or sell real estate, including limited partnership interests in real estate, although it may invest in the securities of companies whose business involves the purchase or sales of real estate or in securities which are secured by real estate or interests in real estate.

Investing in Commodities

The Funds may not purchase or sell physical commodities, provided that the Funds may purchase securities of companies that deal in commodities.

Federated Quality Bond Fund II will not purchase or sell commodities, commodity contracts or commodity futures contracts except to the extent that the Fund may engage in transactions involving futures contracts and related options.

Federated Kaufmann Fund II may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Underwriting

The Funds may not underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Federated Quality Bond Fund II will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sales of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

Lending

The Funds may not make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Federated Quality Bond Fund II will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes certificated of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment objective, policies or limitation.

Selling Short and Buying on Margin

Federated Quality Bond Fund II will not sell any securities short or purchase any securities on margin, but may obtain such short- term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

Pledging Assets

Federated Quality Bond Fund II will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sales or futures contracts and related options, and segregation or collateral arrangements make in connection with options activities or the purchase of securities on a when-issued basis.

Concentration

The Funds (with the exception of Federated Prime Money Fund II, Federated Capital Income Fund II and Federated Quality Bond Fund II) will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Federated Prime Money Fund II may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities  of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of it total assets in the financial services industry.

Federated Capital Income Fund II will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the Fund may concentrate its investments in the securities of issuers in the utilities industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Federated Quality Bond Fund II will not invest 25% or more of the value of its total assets in any one industry except that the Fund may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreement collateralized by such securities.

The above limitations cannot be changed for a Fund unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed for a Fund by the Board without shareholder approval. Shareholders will be notified before any material change in a Fund’s limitations becomes effective.

Concentration of Investments (for all Funds with the exception of Federated Quality Bond Fund II)

To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Funds will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments (for all Funds except Federated Prime Money Fund II), and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of a Fund’s total assets in any one industry will constitute “concentration.”

In applying a Fund’s concentration restriction (for all Funds except Federated Prime Money Fund II and Federated Capital Income Fund II): (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset backed securities will be classified according to the underlying assets securing such securities.

In applying Federated Prime Money Fund II’s concentration restriction: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (b) asset backed securities will be classified according to the underlying assets securing such securities.

In applying Federated Capital Income Fund II’s concentration restriction: (a) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (b) asset backed securities will be classified according to the underlying assets securing such securities.

Illiquid Securities

The Funds (with the exception of Federated Prime Money Fund II) will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Funds’ net assets.

Federated Prime Money Fund II will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund’s net assets.

Purchases on Margin

The Funds (with the exception of Federated Quality Bond Fund II) will not purchase securities on margin, provided that a Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities. The deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

Federated Kaufmann Fund II

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities for which there is no readily available market or securities with legal or contractual restrictions. These may include private placements, repurchase agreements maturing in more than seven days, and securities eligible for resale under Rule 144A of the Securities Act of 1933 (“1933 Act”). Rule 144A allows certain qualified institutional investors to trade privately placed securities despite the fact that such securities are not registered under the 1933 Act. In deciding whether to purchase such securities, the Fund, acting pursuant to guidelines approved by the board, will consider the frequency of such trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, the nature of the securities and the marketplace trades.

Pledging Assets

The Funds (with the exception of Federated Quality Bond Fund II) will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.” Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of total or net assets will not result in a violation of such limitation.

As a matter of non-fundamental operating policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

REGULATORY COMPLIANCE (FEDERATED PRIME MONEY FUND II ONLY)
The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7 (the “Rule”), which regulates money market mutual funds. The Fund will determine the effective maturity of its investments according to the Rule. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

What Do Shares Cost?

FEDERATED PRIME MONEY FUND II ONLY

DETERMINING MARKET VALUE OF SECURITIES
The Board has decided that the best method for determining the value of portfolio instruments is amortized cost. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with generally accepted accounting principles in the United States (GAAP). The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of their investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount) then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Accordingly, neither the amount of daily income nor the net asset value (NAV) is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the Fund computed by dividing the annualized daily income on the Fund’s portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund’s use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in the Rule. Under the Rule, the Board must establish procedures reasonably designed to stabilize the NAV per Share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and the Fund’s investment objective. The procedures include monitoring the relationship between the amortized cost value per Share and the NAV per Share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Board will take any steps it considers appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

ALL FUNDS EXCEPT FEDERATED PRIME MONEY FUND II
A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled. The Fund calculates the NAV by valuing its assets, subtracting its liabilities, and dividing the balance by the number of Shares outstanding. The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:


Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

	Other equity securities traded primarily in the United States are valued based upon the mean of closing bid and asked quotations from one or more dealers.


Equity securities traded primarily through securities exchanges and regulated market systems outside the United States are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.


Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost as described below.


Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued at their reported closing price. If a price is not readily available, such derivative contracts are valued based upon the mean of closing bid and asked quotations from one or more futures commission merchants.


OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.


Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed-income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded; (2) information provided by dealers or investment analysts regarding the investment or the issuer; (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports; (4) publicly announced transactions (such as tender offers and mergers) involving the issuer; (5) comparisons to other investments or to financial indices that are correlated to the investment; (6) with respect to fixed-income investments, changes in market yields and spreads; (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension; and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;


With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and


Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

Mixed Funding and Shared Funding

The practice of using Shares as investments for both variable annuity contracts and variable life insurance policies is called “mixed funding.” The practice of using Shares as investments by separate accounts of unaffiliated life insurance companies is called “shared funding.”

The Funds engage in mixed funding and shared funding. Although the Funds do not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment, or other considerations resulting from mixed funding or shared funding, the Trustees will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Funds.

How are the Funds Sold?

Under the Distributor’s Contract with the Funds, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN (FEDERATED EQUITY INCOME FUND II, FEDERATED KAUFMANN FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL APPRECIATION FUND II)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Funds and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets in determining the market value of the portfolio for purposes of its comparison with amortized cost valuation. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

Subaccounting Services

Certain investment professionals may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind

Although each Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund’s Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

The insurance companies’ separate accounts, as shareholders of a Fund, will vote the Fund Shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account.

Each Share of a Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust’s outstanding shares of all series entitled to vote.

As of April 2, 2009, the following shareholders owned of record, beneficially, or both 5% or more of outstanding Primary Shares of Federated Clover Value Fund II:

Great-West Life and Annuity Insurance Co., Englewood, CO, owned approximately 471,544 Shares (5.63%); Kansas City Life Insurance Co., Kansas City, MO, owned approximately 554,770 Shares (6.62%); Union Security Insurance Company, Hartford, CT, owned approximately 1,642,733 Shares (19.61%); GE Life and Annuity, Richmond, VA, owned approximately 1,817,670 Shares (21.70%);  ING Life Insurance and Annuity Co., Windsor, CT, owned approximately 2,618,379 Shares (31.27%).

As of April 2, 2009, the following shareholders owned of record, beneficially, or both 5% or more of outstanding Shares of Federated Equity Income Fund II:

Nationwide Insurance Company, Columbus, OH, owned approximately 216,584 Shares (11.25%); ING Life Insurance and Annuity Co., Windsor, CT, owned approximately 526,206 Shares (27.35%); and Union Security Insurance Company, Hartford, CT, owned approximately 992,738 Shares (51.60%).

As of April 2, 2009 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares of Federated Fund for U.S. Government Securities II:

Lincoln Benefit Life Company, Lincoln, NE, owned approximately 2,413,707 Shares (7.08%); Great-West Life &Annuity Insurance Company, Englewood Village, CO, owned approximately 2,709,537 Shares (7.95%); Great-West Life &Annuity Insurance Company, Greenwood Village, CO, owned approximately 2,875,295 Shares (8.44%); Phoenix Home Life Insurance Company, Greenbush, NY, owned approximately 4,427,082 Shares (13.00%); and Phoenix Home Life Variable Insurance Company, Greenbush, NY owned approximately 15,788,214 Shares (46.37%).

As of April 2, 2009 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares of Federated Mid Cap Growth Strategies Fund II:

American National Group, Galveston, TX, owned approximately 84,180 Shares (6.84%); ING Life Insurance and Annuity Co., Windsor, CT, owned approximately 488,829 Shares (39.74%); Union Security Insurance Company, Hartford, CT, 537,646 Shares (43.71%).

As of April 2, 2009 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Primary Shares of Federated High Income Bond Fund II:

Jefferson National Life Insurance Company, Louisville, KY, owned approximately 1,339,697 Shares (5.29%); American National Group, Galveston, TX, owned approximately 1,530,065 Shares (6.04%); Federated Capital Income Fund II, Boston, MA, owned approximately 1,543,602 Shares (6.10%); Monumental Life Insurance Company, Cedar Rapids, IA , owned approximately 1,583,937 Shares (6.26%); Phoenix Home Life Insurance Company, E. Greenbush, NY, owned approximately 1,769,740 Shares (6.99%); Phoenix Home Life Variable Insurance Company, E. Greenbush, NY, owned approximately 2,481,574 Shares (9.80%); Lincoln Benefit Life Co., Lincoln, NE, owned approximately 2,751,066 Shares (10.87%), and GE Life & Annuity, Richmond, VA, owned approximately 4,030,462 Shares (15.93%).

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares of Federated International Equity Fund II:

ING Life Insurance and Annuity Co., Windsor, CT, owned approximately 351,924 Shares (29.57%); Union Security Insurance Company, Harford, CT, owned approximately 279,303 Shares (23.46%); Jefferson National Life Insurance Company, Louisville, KY, owned approximately 226,888 Shares (19.06%); Symetra Life Insurance Co., Bellevue, WA, owned approximately 142,603 Shares (11.98%) Great West Life and Annuity, Englewood, CO, owned approximately 88,874 Shares (7.46%) and Great West Life and Annuity Ins. Co., FBO Schwab Annuities, Englewood, CO, owned approximately 61,429 Shares (5.16%).

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Primary Shares of Federated Capital Appreciation Fund II:

MLPF&S, Jacksonville, FL, owned approximately 14,584,148 Shares (92.67%)

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares of Federated Prime Money Fund II:

Valley Forge Life Insurance Co., Wethersfield, CT, owned approximately 6,086,046 Shares (5.98%);  Security Benefit Life Insurance Co., Topeka, KS, owned approximately 6,615,495 Shares (6.50%);  Allstate Life Insurance Company, Northbrook, IL, owned approximately 6,810,424 Shares (6.70%); First Variable Life/Protective Life, Birmingham, AL, owned approximately 6,876,935 Shares (6.76%); Kansas City Life Insurance Co., Kansas City, MO, owned approximately 7,967,748 Shares (7.83%); TransAmerica Life Insurance Co., Cedar Rapids, IA, owned approximately 8,003,946 Shares (7.87%); Monumental Life Insurance Company, Cedar Rapids, IA, owned approximately 37,699,311 Shares (37.09%).

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Primary Shares of Federated Quality Bond Fund II:

Nationwide Life Insurance NWVA 9, Columbus, OH, owned approximately 15,841,591 Shares (70.00%); Nationwide Life Insurance NWVLI 4, Columbus, OH, owned approximately 3,192,689 Shares (14.10%) and Nationwide Insurance Company NWVA II, Columbus, OH, owned approximately 1,234,750 Shares (5.45%).

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Primary Shares of Federated Kaufmann Fund II:

Nationwide Insurance Company, Columbus, OH, owned approximately 197,425 Shares (5.19%); Transamerica Life Insurance Co, Cedar Rapids, IA, owned approximately 229,942 Shares (6.04%); MLPF&S, Jacksonville, FL, owned approximately 2,939,099 Shares (77.27%).

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares of Federated Capital Income Fund II:

Union Security Insurance Company; Hartford, CT, owned approximately 243,294 Shares (5.49%); Jefferson National Life Insurance Company, Louisville, KY, owned approximately 301,551 Shares (6.81%); Lincoln Benefit Life Co., Lincoln, NE, owned approximately 321,215 Shares (7.25%); Symetra Life Insurance Co., Bellevue, WA, owned approximately 340,875 Shares (7.70%); ING Life Insurance and Annuity Co., Windsor, CT, owned approximately 472,372 Shares (10.67%); Lincoln Benefit Life Co., Lincoln, NE, owned approximately 529,087 Shares (11.95%); GE Life and Annuity, Richmond, VA, owned approximately 1,305,566 Shares (29.49%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

GE Life & Annuity is organized in the state of Virginia and is a subsidiary of General Electric Capital Assurance Company organized in the state of Virginia.

Merrill Lynch Pierce Fenner & Smith (MLPF&S) is organized in the state of Delaware and is a subsidiary of Merrill Lynch & Co., Inc. organized in the state of Delaware.

Transamerica is organized in the state of Iowa and is a subsidiary of Aegon USA, Inc. organized in the state of Iowa.

Phoenix Home Life Variable Insurance Company is organized in the state of New York and is a subsidiary of PM Holdings, Inc.; organized in the state of Connecticut.

Fortis Benefits Insurance Co. is organized in the state of Minnesota and is a subsidiary of Fortis NV; organized in the Netherlands.

Nationwide Insurance Co. is organized in the state of Ohio and is a subsidiary of Nationwide Mutual Insurance Company; organized in the state of Ohio.

ING Insurance Co or America is organized in the state of Connecticut and is a subsidiary of ING Retirement Holdings, Inc. organized in the state of Connecticut.

American Family Life Insurance Company is organized in the state of Wisconsin and is a subsidiary of Amflam, Inc.; organized in the state of Wisconsin.

Monumental Life Insurance Company is organized in the state Iowa and is a subsidiary of Aegon, N.V., organized in the state of Maryland.

Union Security Insurance Company is organized in the state of Iowa and is a subsidiary of Assurance, Inc., organized in the state of Delaware.

Tax Information

FEDERAL INCOME TAX
The Funds intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, a Fund will not receive special tax treatment and will pay federal income tax.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by a Fund.

FOREIGN INVESTMENTS
If a Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund’s assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Funds?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of April 2, 2009, the Fund’s Board and Officers as a group owned less than 1% of each Class of the Fund’s outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$1,954.62	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$2,150.10	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$1,954.62	$200,000

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$1,954.62	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$2,199.02	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$1,954.62	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, E2E Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, E2E Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.
		$1,954.62	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$2,150.10	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$1,954.62	$200,000

OFFICERS**

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998
Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004
Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004
Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

COMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund‘s internal control over financial reporting, and the quality, integrity and independent audit of the Fund‘s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.
Seven

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund‘s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund‘s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s  address appearing on the back cover of this Statement of Additional Information. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Two

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in the Funds	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000

Independent Board Member Name
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	None
John S. Walsh	None	Over $100,000
James F. Will	None	None

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Federated Clover ValueFund II

Portfolio Manager Information

The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year.

              Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Matthew P. Kaufler	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	2 Funds/$237.288 million
Other Pooled Investment Vehicles	2 Portfolios/$22.14 million
Other Accounts	3,992 Accounts/$1,124.2 million

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Matthew P. Kaufler is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorizes as reflecting one of several designated “Strategies.”  The annual incentive amount is based on the current calendar year asset-weighted composite IPP of each Strategy, which is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Strategy's designated peer group of comparable accounts and vs. the Strategy's benchmark (i.e., Russell 1000 Value Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Kaufler may receive additional consideration based on the achievement of specified revenue targets.

Types of Accounts Managed by Paul W. Spindler	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	2 Funds/ $293.788 million	0
Other Pooled Investment Vehicles	3 Portfolios/$38.33 million	0
Other Accounts	3,959 Accounts/$1,098.8 million	1 Account/$16.2 million

Dollar value range of shares owned in the Fund: none.

Paul W. Spindler is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorizes as reflecting one of several designated “Strategies.”  The annual incentive amount is based on the current calendar year asset-weighted composite IPP of each Strategy, which is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Strategy's designated peer group of comparable accounts and vs. the Strategy's benchmark (i.e., Russell 1000 Value Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Spindler is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different peer groups and benchmarks.  The performance of the Strategy to which the Fund is assigned represents a significant portion of the calculation.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Spindler may receive additional consideration based on the achievement of specified revenue targets.

Federated Equity Income Fund II

Portfolio Manager Information

The following information about the Fund’s Portfolio Manager is provided as of the end of the Fund’s most recently completed fiscal year.

Other Accounts Managed by David P. Gilmore	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	5 Funds/$945.679 million
Other Pooled Investment Vehicles	0
Other Accounts	0
*  None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

David P. Gilmore is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e., 90% Russell 1000 Value Index/10% Merrill Lynch 91 Day Treasury Bill Index) and  vs. the Fund's designated peer group of comparable accounts.  In addition, for certain accounts, performance is measured by comparing the account’s average one-year distribution yield, or taxable equivalent, for 1, 3 and 5 calendar year periods to those of designated peer group accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, David P. Gilmore is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Other Accounts Managed by John L. Nichol	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	5 Funds/$945.679 million
Other Pooled Investment Vehicles	0
Other Accounts	0
*  None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

John L. Nichol is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e., 90% Russell 1000 Value Index/10% Merrill Lynch 91 Day Treasury Bill Index) and  vs. the Fund's designated peer group of comparable accounts.  In addition, for certain accounts, performance is measured by comparing the account’s average one-year distribution yield, or taxable equivalent, for 1, 3 and 5 calendar year periods to those of designated peer group accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, John L. Nichol is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Federated Fund for U.S. Government Securities II

Portfolio Manager Information

The following information about the Fund’s Portfolio Manager is provided as of the end of the Fund’s most recently completed fiscal year.

Types of Accounts Managed by Todd Abraham	Total Number of Additional Accounts Managed/ Total Assets*
Registered Investment Companies	8 Funds / $5,305.935 million
Other Pooled Investment Vehicles	0
Other Accounts	0
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none

Todd Abraham is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

Mr. Abraham’s IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's benchmark (i.e., Barclays Mortgage-Backed Securities Index), and vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Abraham is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In his role as co-head of the Government Bond team, Mr. Abraham has oversight responsibility for other portfolios that he does not personally manage.  A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks.  In addition, Mr. Abraham serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Todd Abraham was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

Federated Mid Cap Growth Strategies Fund II

Portfolio Manager Information

The following information about the Fund’s Portfolio Manager is provided as of the end of the Fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager
Type of Accounts Managed by David W. Cook	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	1 Fund/$258.002 million
Other Pooled Investment Vehicles	0
Other Accounts	0

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

David W. Cook is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e., Russell Mid Cap Growth Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, David W. Cook is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.    Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, David W. Cook was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

Federated High Income Bond Fund II

Portfolio Manager Information

The following information about the Fund’s Portfolio Manager is provided as of the Fund’s most recently completed fiscal year end.

ADDITIONAL ACCOUNTS MANAGED BY PORTFOLIO MANAGER
Types of Accounts Managed by Mark Durbiano	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	8 Funds/$2,252.535 million
Other Pooled Investment Vehicles	3 Portfolios/$84.617 million
Other Accounts	1 Account/$30.956 million
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Mark Durbiano is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's benchmark (i.e., Barclays Capital U.S. Corporate High Yield 2% Issuer Constrained Index), and vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Federated International Equity Fund II

Portfolio Manager Information

The following information about the Fund’s Portfolio Managers is provided as of the Fund’s most recently completed fiscal year end.

Types of Accounts Managed by Richard Winkowski	Additional Accounts Managed/ Total Assets	Additional Accounts Managed include these accounts/ Total Assets that are Subject to Performance Fees
Registered Investment Companies	1 Fund / $120.508 million	0
Other Pooled Investment Vehicles	1 Portfolio/$18.438 million	0
Other Accounts	1 Account/$38.283 million	1 Account/$38.283 million
Dollar value range of shares owned in the Fund: none

Richard Winkowski is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e., Morgan Stanley Capital International Europe, Australasia and Far East Growth Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Richard Winkowski is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Federated Capital Appreciation Fund II

Portfolio Manager Information

The following information about the Fund’s Portfolio Manager is provided as of the Fund’s most recently completed fiscal year end.

                  Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Carol R. Miller	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	2 Funds/$1,437.195 million
Other Pooled Investment Vehicles	1 Portfolio/$19.903 million
Other Accounts	3 Accounts/$157.610 million

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Carol R. Miller is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e., S&P 500 Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Carol R. Miller is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In her role as head of the Equity Core Growth team, Ms. Miller has oversight responsibility for other portfolios that she does not personally manage.  A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Carol R. Miller was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

                 Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Dean J. Kartsonas	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	2 Funds/$1,437.195 million
Other Pooled Investment Vehicles	0
Other Accounts	1 Account/$42.388 million

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Dean J. Kartsonas is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e., S&P 500 Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Dean J. Kartsonas is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Dean J. Kartsonas was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

Federated Quality Bond Fund II

Portfolio Manager Information

The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year.

Types of Accounts Managed by Christopher Smith	Total Number of Additional Accounts Managed/ Total Assets*
Registered Investment Companies	6 Funds / $1,130.326 million
Other Pooled Investment Vehicles	0
Other Accounts	4 Accounts / $498.307 million
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none

Christopher Smith is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Portfolio’s benchmark (i.e., 75% Barclays Credit Bond Index/25% Barclays U.S. Corporate High Yield Bond Index), and vs. the designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Smith is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks and performance measures.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In addition, Mr. Smith serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Types of Accounts Managed by Joseph Balestrino	Total Number of Additional Accounts Managed/ Total Assets*
Registered Investment Companies	10 Funds / $5,989.688 million
Other Pooled Investment Vehicles	0
Other Accounts	1 Account / $39.477 million
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none

Joe Balestrino is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's benchmark (i.e. Barclays Intermediate Credit Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Balestrino is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP; IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In his role as Head of the U.S. Investment Grade Bond Group, Mr. Balestrino has oversight responsibility for other portfolios that he does not personally manage.  A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks and peer groups.  In addition, Mr. Balestrino serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income products.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Federated Kaufmann Fund II

Portfolio Manager Information

The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year.

 Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Lawrence Auriana	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	4 Funds/$7,075.982 million
Other Pooled Investment Vehicles	1 Portfolio/$1.564 million
Other Accounts	0

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Lawrence Auriana is paid a fixed base salary and various annual incentives.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentives include certain guaranteed amounts, plus variable amounts based on achievement of certain product-specific revenue targets, plus a variable amount that is determined based on multiple performance criteria using a Balanced Scorecard methodology.  There are three weighted performance categories in the Balanced Scorecard.  Investment Product Performance (IPP) is the predominant factor.  Of lesser importance are: Client Satisfaction and Service, and Leadership.  The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine this annual incentive payment.

IPP is calculated based on another account managed by the portfolio manager.  IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Auriana is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  IPP is calculated with an equal weighting of each account managed by the portfolio manager.   Discretion may be applied to modify the above based on extenuating circumstances.

Leadership is assessed by the Chief Investment Officer in charge of the portfolio manager’s group.

Client Satisfaction and Service is assessed by Federated’s senior management based on the quality, amount and effectiveness of client support, with input from sales management.

  Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Hans Utsch	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	4 Funds/$7,075.982 million
Other Pooled Investment Vehicles	1 Portfolio/$1.564 million
Other Accounts	0

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Hans Utsch is paid a fixed base salary and various annual incentives.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentives include certain guaranteed amounts, plus variable amounts based on achievement of certain product-specific revenue targets, plus a variable amount that is determined based on multiple performance criteria using a Balanced Scorecard methodology.  There are three weighted performance categories in the Balanced Scorecard.  IPP is the predominant factor.  Of lesser importance are: Client Satisfaction and Service, and Leadership.  The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine this annual incentive payment.

IPP is calculated based on another account managed by the portfolio manager.  IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Utsch is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  IPP is calculated with an equal weighting of each account managed by the portfolio manager.  Discretion may be applied to modify the above based on extenuating circumstances.

Leadership is assessed by the Chief Investment Officer in charge of the portfolio manager’s group.

Client Satisfaction and Service is assessed by Federated’s senior management based on the quality, amount and effectiveness of client support, with input from sales management.

Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Jonathan Art	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	1 Fund/$6,052.850 million
Other Pooled Investment Vehicles	1 Portfolio/$1.564 million
Other Accounts	0

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Jonathan Art is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated.  There are three weighted performance categories in the Balanced Scorecard.  IPP is the predominant factor.   Of lesser importance are: Financial Success and Leadership/Teamwork/Communication.  The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is calculated based on another account managed by the portfolio manager.  IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Art is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Additionally, Mr. Art provides research and analytical support for other accounts.  IPP is calculated with an equal weighting of each account he manages or for which he provides research and analytical support.  Discretion may be applied to modify the above based on extenuating circumstances.

Financial success is assessed by the revenue growth for the accounts managed or supported and is predicated on the trailing 5 year IPP vs. peer group being at or above the 50th percentile.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer and Lead Portfolio Managers of the group.

In addition, Jonathan Art was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

  Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Mark Bauknight	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	2 Funds/$6,112.305 million
Other Pooled Investment Vehicles	1 Portfolio/$1.564 million
Other Accounts	0

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Mark Bauknight is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated.  There are three weighted performance categories in the Balanced Scorecard.  IPP is the predominant factor.   Of lesser importance are: Financial Success and Leadership/Teamwork/Communication.  The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is calculated based on another account managed by the portfolio manager.  IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Bauknight is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Additionally, Mr. Bauknight provides research and analytical support for other accounts.  IPP is calculated with an equal weighting of each account he manages or for which he provides research and analytical support.  Discretion may be applied to modify the above based on extenuating circumstances.

Financial success is assessed by the revenue growth for the accounts managed or supported and is predicated on the trailing 5 year IPP vs. peer group being at or above the 50th percentile.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer and Lead Portfolio Managers of the group.

Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Jonathan Gold	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	1 Fund/$6,052.850 million
Other Pooled Investment Vehicles	0
Other Accounts	0

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Jonathan Gold is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated.  There are three weighted performance categories in the Balanced Scorecard.  IPP is the predominant factor.   Of lesser importance are: Financial Success and Leadership/Teamwork/Communication.  The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is calculated based on another account managed by the portfolio manager.  IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Gold is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Additionally, Mr. Gold provides research and analytical support for other accounts.  IPP is calculated with an equal weighting of each account he manages or for which he provides research and analytical support.  Discretion may be applied to modify the above based on extenuating circumstances.

Financial success is assessed by the revenue growth for the accounts managed or supported and is predicated on the trailing 5 year IPP vs. peer group being at or above the 50th percentile.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer and Lead Portfolio Managers of the group.

Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by John Leibee	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	2 Funds/$6,112.305 million
Other Pooled Investment Vehicles	0
Other Accounts	0

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

John Leibee is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated.  There are three weighted performance categories in the Balanced Scorecard.  IPP is the predominant factor.   Of lesser importance are: Financial Success and Leadership/Teamwork/Communication.  The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is calculated based on another account managed by the portfolio manager.  IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Leibee is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Discretion may be applied to modify the above based on extenuating circumstances.

Financial success is assessed by the revenue growth for the accounts managed or supported and is predicated on the trailing 5 year IPP vs. peer group being at or above the 50th percentile.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer and Lead Portfolio Managers of the group.

In addition, John Leibee was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

Federated Capital Income Fund II

Portfolio Manager Information

The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year.

Types of Accounts Managed by John L. Nichol	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	5 Funds/$954.993 million
Other Pooled Investment Vehicles	0
Other Accounts	0
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

John L. Nichol is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year taxable equivalent total return and taxable equivalent average one-year gross distribution yield basis vs. a designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, John L. Nichol is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Types of Accounts Managed by Joseph M. Balestrino	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	10 Funds/$6,263.530 million
Other Pooled Investment Vehicles	0
Other Accounts	1 Account/$39.477 million
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Joseph M. Balestrino is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is calculated with an equal weighting of certain other accounts managed by the portfolio manager.  IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. fund benchmarks, and on a rolling 3 and 5 calendar year pre-tax total return basis vs. designated peer groups of comparable funds.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Balestrino is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP; IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In his role as Head of the U.S. Investment Grade Bond Group, Mr. Balestrino has oversight responsibility for other portfolios that he does not personally manage.  A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks and peer groups.  In addition, Mr. Balestrino serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income products.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Types of Accounts Managed by Todd A. Abraham	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	9 Funds/$5,703.925 million
Other Pooled Investment Vehicles	0
Other Accounts	0
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Todd A. Abraham is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

The Fund will gain exposure to mortgage backed securities by investing in another fund (the “Federated Mortgage Core Portfolio”).  Mr. Abraham manages the Federated Mortgage Core Portfolio according to its specific investment program.  Thus, although Mr. Abraham is not responsible for making investment decisions directly on behalf of the Fund, the mortgage-backed fixed income portion of the Fund’s portfolio may be subject to his management of the Federated Mortgage Core Portfolio.  Mr. Abraham’s IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Federated Mortgage Core Portfolio’s benchmark (i.e. Barclays Mortgage-Backed Securities Index), and on a rolling 3 and 5 calendar year pre-tax gross return basis vs. the Federated Mortgage Core Portfolio’s designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Abraham is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In his role as co-head of the Government Bond team, Mr. Abraham has oversight responsibility for other portfolios that he does not personally manage.  A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks.  In addition, Mr. Abraham serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Todd A. Abraham was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

Types of Accounts Managed by Roberto Sanchez-Dahl	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	2 Funds/$279.978 million
Other Pooled Investment Vehicles	0
Other Accounts	0
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Roberto Sanchez-Dahl is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

The Fund will gain exposure to emerging market debt securities by investing in another fund (the “Emerging Markets Fixed Income Core Fund”).  Mr. Sanchez-Dahl manages the Emerging Markets Fixed Income Core Fund according to its specific investment program.  Thus, although Mr. Sanchez-Dahl is not responsible for making investment decisions directly on behalf of the Fund, the emerging markets fixed income portion of the Fund’s portfolio may be subject to his management of the Emerging Markets Fixed Income Core Fund.  IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's benchmark (i.e., Barclays Emerging Markets Index), and vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Sanchez-Dahl is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In addition, Mr. Sanchez-Dahl serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Types of Accounts Managed by David P. Gilmore	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	5 Funds/$954.993 million
Other Pooled Investment Vehicles	0
Other Accounts	0
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

David P. Gilmore is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year taxable equivalent total return and taxable equivalent average one-year gross distribution yield basis vs. a designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, David P. Gilmore is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Types of Accounts Managed by Mark E. Durbiano	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	9 Funds/$2,420.349 million
Other Pooled Investment Vehicles	3 Portfolios/$84.617 million
Other Accounts	1 Account/$32.614 million
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Mark E. Durbiano is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

The Fund will gain exposure to high yield securities by investing in another fund (the “High Yield Bond Portfolio”).  Mr. Durbiano manages the High Yield Bond Portfolio according to its specific investment program.  Thus, although Mr. Durbiano is not responsible for making investment decisions directly on behalf of the Fund, the high yield fixed income portion of the Fund’s portfolio may be subject to his management of the High Yield Bond Portfolio.  Mr. Durbiano’s IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the High Yield Bond Portfolio’s benchmark (i.e. Barclays U.S. Corporate High Yield 2% Issuer Constrained Index), and vs. the High Yield Bond Portfolio’s designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Federated Clover Value Fund II, Federated Capital Appreciation Fund II, Federated Capital Income Fund II, Federated Equity Income Fund II, Federated Mid Cap Growth Strategies Fund II, Federated Kaufmann Fund II, Federated International Equity Fund II

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, Federated Prime Money Fund II, Federated Quality Bond Fund II

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING
As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy. ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines. However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated’s website. Go to FederatedInvestors.com; select “Products;” select the Fund; then use the link to “Prospectuses and Regulatory Reports” to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s annual and semi-annual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Funds and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Funds may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Funds may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Funds. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS
Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors. Transactions may also be executed on a securities exchange or through an electronic communications network. The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions. As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price. The Adviser continually monitors its trading results in an effort to improve execution. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security. The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers. The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investments for Federated Kaufmann Fund and other accounts managed by that fund’s portfolio managers in initial public offerings (“IPO”) are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts. Trading and allocation of investments, including IPOs, for accounts managed by Federated MDTA LLC are also made independently from the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser, also are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

FEDERATED KAUFMANN FUND II ONLY
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. All of the Fund’s trading in initial public offerings (“IPO”) will be done independently from any other accounts that are not managed by the Fund’s portfolio managers. Although the Fund also expects to engage in non-IPO trading independently from any other such accounts, when the Fund and one or more of those accounts do invest in, or dispose of, the same security, available investments or opportunities for sales may be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Conversely, it is possible that independent trading activity by the Adviser on behalf of the Fund, and by the Adviser's affiliates, could adversely impact the prices paid or received and/or position obtained or disposed of by the Fund.

FEDERATED PRIME MONEY FUND II ONLY
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser, are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

On December 31, 2008, Federated Equity Income Fund II owned securities of the following regular broker/dealers: Goldman Sachs Group, Inc, $904,000 and J.P. Morgan Chase & Co., $484,301.

On December 31, 2008 Federated American Leaders Fund II owned securities of the following regular broker/dealers: Goldman Sachs 4,394,000 and JP Morgan Securities 2,576,316..

On December 31, 2008 Federated Capital Appreciation Fund II owned securities of the following regular broker/dealers: J.P. Morgan Chase $1,466,145; Citigroup Global $884; Goldman Sachs $2,978,000, Morgan Stanley $707,364; Bank of America $792,000.

On December 31, 2008 Federated Capital Income Fund II owned securities of the following regular broker/dealers: J.P. Morgan Chase & Co.; $255,235.
On December 31, 2008 Federated Kaufmann Fund II owned securities of the following regular broker/dealers: Bank of America - $1,191,168; J.P. Morgan & Chase - $2,607,531 and Goldman Sachs - $632,925.

On December 31, 2008, Federated Quality Bond Fund II owned securities of the following regular broker/dealers: J. P. Morgan $4,172,762, Citigroup $8,054,804, Bank of America $4,996,534, Barclays $1.238,470, Goldman Sachs $4,974,182, Bear Stearns $1,999,074.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

FEDERATED KAUFMANN FUND II ONLY
In all brokerage orders, the Fund’s managers seek the most favorable prices and executions. Determining what may constitute the most favorable price and execution in a brokerage order involves a number of factors, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions or other costs paid) and the efficiency with which the transaction is effected. The managers also consider the ongoing brokerage and research services provided to the Fund. The Fund will pay broker-dealers a commission for executing a particular transaction for the Fund that may be in excess of the amount of commission those or other broker-dealers may normally charge other institutional investors if the managers determine, in good faith, that such commission is reasonable in relation to the value of the brokerage and research services received, viewed in terms of the particular transaction or of the overall benefits to the Fund.

For the fiscal year ended, December 31, 2008:

The Fund’s Adviser for Federated Clover Value Fund II directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $223,498,862 for which the Fund paid $287,557 in brokerage commissions.

The Fund’s Adviser for Federated High Income Bond Fund II directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $29,068 for which the Fund paid $623 in brokerage commissions.

The Fund’s Adviser for Federated International Equity Fund II directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $154,248,348 for which the Fund paid $311,630 in brokerage commissions.

The Fund’s Adviser for Federated Capital Appreciation Fund II directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $318,709,280 for which the Fund paid $400,022 in brokerage commissions.

The Fund’s Adviser for Federated Kaufmann Fund II directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $106,260,044 for which the Fund paid $254,139 in brokerage commissions.

The Fund’s Adviser for Federated Mid Cap Growth Strategies Fund II directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $95,809 for which the Fund paid $77,278,147 in brokerage commissions.

ADMINISTRATOR
Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Funds, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUNDS FOR SERVICES

FEDERATED CLOVER VALUE FUND II
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$865,336	$1,526,857	$1,847,321
Advisory Fee Reduction	60,132	0	0
Advisory Fee Reimbursement	0	0	0
Brokerage Commissions	349,238	293,741	361,855
Administrative Fee	156,113	155,129	187,688

FEDERATED EQUITY INCOME FUND II
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$239,599	$389,127	$451,769
Advisory Fee Waiver	126,422	43,644	30,464
Advisory Fee Reimbursement	338	0	0
Brokerage Commissions	78,424	103,236	85,420
Administrative Fee	125,318	125,520	125,603

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$2,434,911	$2,496,520	$2,379,678
Advisory Fee Waiver	0	0	61,742
Brokerage Commissions	0	0	0
Administrative Fee	308,758	317,058	302,219

FEDERATED MID CAP GROWTH STRATEGIES FUND II
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$218,254	$336,140	$396,867
Advisory Fee Reduction	126,589	22,840	0
Brokerage Commissions	128,999	116,151	177,534
Administrative Fee	125,290	125,449	125,530

FEDERATED HIGH INCOME BOND FUND II (PRIMARY SHARES)
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$1,419,784	$1,909,023	$1,954,940
Brokerage Commissions	623	0	0
Administrative Fee	180,076	242,446	248,278

FEDERATED INTERNATIONAL EQUITY FUND II
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$456,424	$754,365	$652,968
Advisory Fee Reduction	81,334	0	0
Advisory Fee Reimbursement	0	0	0
Brokerage Commissions	363,765	355,994	173,144
Administrative Fee	125,455	125,756	125,654

FEDERATED CAPITAL APPRECIATION FUND II (PRIMARY SHARES)
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$668,906	$270,677	$217,293
Advisory Fee Reduction	67,577	212,723	217,293
Brokerage Commissions	551,855	117,671	69,995
Administrative Fee	155,786	155,319	155,256

FEDERATED PRIME MONEY FUND II
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$522,897	$458,731	$377,781
Advisory Fee Reduction	90,047	129,509	165,066
Administrative Fee	126,044	125,919	125,757

FEDERATED QUALITY BOND FUND II (PRIMARY SHARES)
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$2,293,978	$2,745,743	$3,031,447
Advisory Fee Reduction	144,584	266,078	203,810
Advisory Reimbursement	0	0	0
Administrative Fee	291,064	348,709	384,994

FEDERATED KAUFMANN FUND II (PRIMARY SHARES)
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$1,578,740	$1,749,098	$1,322,763
Advisory Fee Waiver	398,586	361,200	407,970
Advisory Fee Reimbursement	0	0	0
Brokerage Commissions	272,846	278,082	185,109
Administrative Fee	156,107	156,228	155,928

FEDERATED CAPITAL INCOME FUND II
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$313,317	$423,967	$457,570
Advisory Fee Waiver	80,959	80,016	97,878
Advisory Fee Reimbursement	49,559	0	0
Brokerage Commissions	40,765	47,503	41,279
Administrative Fee	125,416	125,566	125,611

How Do the Funds Measure Performance?

The Funds may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by nonstandard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in any Fund’s or any class of Shares’ expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

FEDERATED CLOVER VALUE FUND II (PRIMARY SHARES)
Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	10-Years
Total Return	N/A	(33.79)%	(4.23)%	(1.51)%
Yield	2.98%	N/A	N/A	N/A

FEDERATED EQUITY INCOME FUND II
Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	10 Years
Total Return	N/A	(30.45)%	0.38%	(0.38)%
Yield	3.30%	N/A	N/A	N/A

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	10 Years
Total Return	N/A	4.28%	4.06%	4.86%
Yield	3.45%	N/A	N/A	N/A

FEDERATED MID CAP GROWTH STRATEGIES FUND II
Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	10 Years
Total Return	N/A	(43.49)%	(1.25)%	0.38%
Yield	0.15%	N/A	N/A	N/A

FEDERATED HIGH INCOME BOND FUND II (PRIMARY SHARES)
Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	10 Years
Total Return	N/A	(25.99)%	(0.78)%	1.18%
Yield	13.92%	N/A	N/A	N/A

FEDERATED INTERNATIONAL EQUITY FUND II
Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	10 Years
Total Return	N/A	(45.72)%	(2.53)%	(1.00)%
Yield	---	N/A	N/A	N/A

FEDERATED CAPITAL APPRECIATION FUND II (PRIMARY SHARES)
Total return is given for the one-year, five-year and Start of Performance periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	Start of Performance on 6/19/2000
Total Return	N/A	(29.37)%	(0.26)%	(6.93)%
Yield	1.30%	N/A	N/A	N/A

FEDERATED PRIME MONEY FUND II
Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008.

Yield and Effective Yield are given for the seven-day period ended December 31, 2008.

	7-Day Period	1 Year	5 Years	10 Years
Total Return	N/A	2.54%	3.06%	3.16%
Yield	1.77%	N/A	N/A	N/A
Effective Yield	1.79%	N/A	N/A	N/A

FEDERATED QUALITY BOND FUND II (PRIMARY SHARES)
Total returns are given for the one-year, five-year and Start of Performance periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	Start of Performance on 4/28/1999
Total Return	N/A	(7.29)%	1.33%	3.75%
Yield	7.69%	N/A	N/A	N/A

FEDERATED KAUFMANN FUND II (PRIMARY SHARES)
Total returns are given for the one-year and Start of Performance periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	Start of Performance on 4/30/2002
Total Return	N/A	(41.79)%	0.64%	2.47%
Yield	0.36%	N/A	N/A	N/A

FEDERATED CAPITAL INCOME FUND II
Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	10 Years
Total Return	N/A	(20.38)%	2.28%	(1.96)%
Yield	7.52%	N/A	N/A	N/A

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD (ALL FUNDS EXCEPT FEDERATED PRIME MONEY FUND II)
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

YIELD AND EFFECTIVE YIELD (FEDERATED PRIME MONEY FUND II)
The yield of Shares is based upon the seven days ending on the day of the calculation, called the “base period.” This yield is calculated by: determining the net change in the value of a hypothetical account with a balance of one Share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one Share and all dividends declared on the original and any purchased Shares; dividing the net change in the account’s value by the value of the account at the beginning of the base period to determine the base-period return; and multiplying the base-period return by 365/7. The effective yield is calculated by compounding the unannualized base-period return by: adding 1 to the base-period return, raising the sum to the 365/7th power; and subtracting 1 from the result.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Financial Information

The Financial Statements for the Funds for the fiscal year ended December 31, 2008 are incorporated herein by reference to the Annual Reports to Shareholders of the Funds dated December 31, 2008.

Investment Ratings

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES (Federated Equity Income Fund II, Federated Fund for U.S. Government Securities Fund II, Federated Mid Cap Growth Strategies Fund II Federated Capital Appreciation Fund II, Federated International Equity Fund II, Federated Capital Income Fund II)
The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment grade.

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB—Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B—Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

D—In payment default. The ‘D’ rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa—Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A—Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR—Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)—The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)—The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)—The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB—Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B—Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY’S COMMERCIAL PAPER RATINGS
Prime-1—Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2—Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1—Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F-2—Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional. Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.

b—Very Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, cc, c—Extremely Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category. A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings. Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+—Strongest. Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1—Outstanding. Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2—Satisfactory. Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3—Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4—Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

INVESTMENT RATINGS (Federated Prime Money Fund II)
A nationally recognized rating organization’s two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard and Poor’s Ratings Group (S&P), MIG-1 or MIG-2 by Moody’s Investors Service (Moody’s), or F-1+, F-1 or F-2 by Fitch Ratings (Fitch) are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one rating organizations can be treated as being in one of the two highest short-term rating categories; The Fund will limit its investments in securities rated in the second highest short-term rating category, e.g., A-2 by S&P, Prime-2 by Moody’s, or F-2 (+ or -) by Fitch, to not more than 5% of its total assets, with not more than 1% invested in the securities of any one issuer. The Fund will allow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two rating organizations in one of their two highest rating categories. See “Regulatory Compliance.”

STANDARD & POOR’S (S&P) SHORT-TERM MUNICIPAL OBLIGATION RATINGS
An S&P note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P VARIABLE RATE DEMAND NOTES (VRDNs) AND TENDER OPTION BONDS (TOBs) RATINGS
S&P assigns “dual” ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) options (i.e., AAA/A-1+). Normally demand notes receive note-rating symbols combined with commercial paper symbols (i.e., SP-1+/A-1+).

S&P COMMERCIAL PAPER (CP) RATINGS
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1—A Short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A Short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

S&P LONG-TERM DEBT RATINGS
AAA—An obligation rated ‘AAA’ has the highest assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

MOODY’S INVESTORS SERVICE (MOODY’S) SHORT-TERM MUNICIPAL OBLIGATION RATINGS
Moody’s short-term ratings are designated Moody’s Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1—This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2—This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MOODY’S VARIABLE RATE DEMAND NOTES (VRDNs) AND TENDER OPTION BONDS (TOBs) RATINGS
Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

MOODY’S COMMERCIAL PAPER (CP) RATINGS
Prime-1—Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2—Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MOODY’S LONG-TERM DEBT RATINGS
Aaa—Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A—Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR—Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)—The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)—The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)—The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS SHORT-TERM DEBT RATING DEFINITIONS
F-1—Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F-2—Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F-3—Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1—Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F-2—Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

DBRS SHORT-TERM DEBT AND COMMERCIAL PAPER RATING DEFINITIONS
As is the case with all DBRS rating scales, commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner.

R-1 (high) Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle) Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low) Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high), R-2 (middle), R-2 (low) Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

DBRS LONG-TERM DEBT RATING DEFINITIONS
As is the case with all DBRS rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments.

“AAA” Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

“AA” Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

“A” Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

“High” or “low” grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional. Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category. A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings. Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+—Strongest. Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1—Outstanding. Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2—Satisfactory. Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3—Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

STANDARD AND POOR’S LONG-TERM DEBT RATING DEFINITIONS
AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB—Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B—Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

D—In payment default. The ‘D’ rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE LONG-TERM DEBT RATINGS
Aaa—Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A—Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR—Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)—The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)—The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)—The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB—Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B—Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY’S INVESTORS SERVICE COMMERCIAL PAPER RATINGS
Prime-1—Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2—Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR’S COMMERCIAL PAPER RATINGS
A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1—Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F-2—Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional. Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.

b—Very Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, cc, c—Extremely Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category. A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings. Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+—Strongest. Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1—Outstanding. Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2—Satisfactory. Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3—Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4—Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

FEDERATED INSURANCE SERIES
Federated Investors Funds

5800 Corporate Drive

Pittsburgh, PA 15237-7000

Distributor

Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Investment Advisers

Federated Equity Management Company of Pennsylvania
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Federated Global Investment Management Corp.
175 Water Street
New York, NY 10038-4965

Sub-Advisers

Federated Global Investment Management Corp.

175 Water Street

New York, NY 10038-4965

Federated Investment Management Company

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Custodian

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, MA 02110

Appendix

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Funds:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
Citibank, N.A.

Wachovia Bank, National Association

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
K&L Gates
Reed Smith LLP

SERVICE PROVIDERS
Abel Noser Corp.
Aegon Institutional Markets
Ashland Partners & Company LLP
Astec Consulting Group, Inc.
Bank of America
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Citibank, NA
Computershare, Inc.
Eagle Investment Company
Edward Jones
FactSet
Fidelity
Financial Models Company LTD
Glass Lewis
Institutional Shareholder Services
J.P. Morgan Chase & Co.
Options Clearing Corp. (OCC)
RiskMetrics
StatPro Group Plc
SunGard
Vintage Filings
Wachovia Bank, National Association/Metropolitan West Securities LLC/MetWest Financials
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)

SECURITY PRICING SERVICES
FRI Corp.
FT Interactive Data
Interactive Data Corporation
Pricing Direct
Reuters LPC
Thomson Reuters

RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services

PERFORMANCE REPORTING/PUBLICATIONS
Aegon Institutional Markets
Emerging Market Funds Research, Inc
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
Morningstar Associates
MSCI Barra
NASDAQ
Vickers Stock Research

OTHER
Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group LLC

Federated Insurance Series

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2009

Federated Clover Value Fund II (Primary Shares) (Formerly, Federated American Leaders Fund II)

Federated Equity Income Fund II

Federated Fund for U.S. Government Securities II

Federated Mid Cap Growth Strategies Fund II

Federated High Income Bond Fund II (Primary Shares)

Federated International Equity Fund II

Federated Capital Appreciation Fund II (Primary Shares)

Federated Prime Money Fund II

Federated Quality Bond Fund II (Primary Shares)

Federated Capital Income Fund II

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the combined prospectus for the portfolios of Federated Insurance Series listed above, dated April 30, 2009. This SAI incorporates by reference the Funds’ Annual Reports. Obtain the prospectus or the Annual Reports without charge by calling 1-800-341-7400.

CONTENTS

How are the Funds Organized?	1
Description of Federated Fund for U.S. Government Securities II and its Investments and Risks	2
Securities in Which the Funds Invests	5
Investment Risks	19
Variable Asset Regulations	23
Investment Objectives (and Policies) and Investment Limitations	24
What Do Shares Cost?	27
Mixed Funding and Shared Funding	30
How are the Funds Sold?	30
Purchase-In-Kind	30
Subaccounting Services	31
Redemption in Kind	32
Massachusetts Partnership Law	32
Account and Share Information	32
Tax Information	34
Who Manages and Provides Services to the Funds?	35
How Do the Funds Measure Performance?	60
Financial Information	63
Investment Ratings	64
Addresses	76
Appendix	77

Federated Insurance Series

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

4011066 (4/09)

Federated is a registered mark

of Federated Investors, Inc.

2009 ©Federated Investors, Inc.

How are the Funds Organized?

Each of the 10 portfolios (individually referred to as a “Fund” or collectively as the “Funds”) is a diversified portfolio of Federated Insurance Series (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on September 15, 1993. The Trust may offer separated series of shares representing interests in separate portfolios of securities.

The Board of Trustees (“Board”) has established two classes of shares of Federated Clover Value Fund II, Federated High Income Bond Fund II, Federated Capital Appreciation Fund II, and Federated Quality Bond Fund II, known as Primary Shares and Service Shares. This SAI relates to the Primary Shares of these Funds.

FEDERATED CLOVER VALUE FUND II (FORMERLY, FEDERATED AMERICAN LEADERS FUND II)
The Fund’s investment adviser is Federated Global Investment Management Corp. (Adviser).  Prior to April 30, 2009, Federated Equity Management Company of Pennsylvania was the Adviser to the Fund. Both the current Adviser and the former Adviser are wholly owned subsidiaries of Federated Investors, Inc. (Federated).

FEDERATED EQUITY INCOME FUND II
The Fund’s investment adviser is Federated Equity Management Company of Pennsylvania (Adviser).

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
The Fund’s investment adviser is Federated Investment Management Company (Adviser).

FEDERATED MID CAP GROWTH STRATEGIES FUND II
The Fund’s investment adviser is Federated Equity Management Company of Pennsylvania (Adviser).

FEDERATED HIGH INCOME BOND FUND II
The Fund’s investment adviser is Federated Investment Management Company (Adviser).

FEDERATED INTERNATIONAL EQUITY FUND II
The Fund’s investment adviser is Federated Global Investment Management Corp. (Adviser).

FEDERATED CAPITAL APPRECIATION FUND II
The Fund’s investment adviser is Federated Equity Management Company Pennsylvania (Adviser).

FEDERATED PRIME MONEY FUND II
The Fund’s investment adviser is Federated Investment Management Company (Adviser).

FEDERATED QUALITY BOND FUND II
The Fund’s investment adviser is Federated Investment Management Company (Adviser).

FEDERATED CAPITAL INCOME FUND II
The Fund changed its name from Federated Utility Fund II to Federated Capital Income Fund II on April 30, 2003.

The Fund’s investment adviser is Federated Equity Management Company of Pennsylvania (Adviser).

Description of Federated Fund for U.S. Government Securities II and its Investments and Risks

INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide current income. The investment objective may not be changed by the Fund’s Board of Trustees without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this SAI.

INVESTMENT STRATEGIES
The Fund is intended to provide returns consistent with investments in United States government securities and mortgage-backed securities. The Fund also intends to qualify as a permissible investment for variable annuity contracts and variable life insurance policies, and will limit its investments accordingly. The Fund’s overall strategy is therefore to invest in a portfolio consisting primarily of United States Treasury securities, United States government agency securities, investment-grade non-governmental mortgage-backed securities and related derivative contracts. The Fund determines whether securities are investment-grade based on credit ratings issued by one or more nationally recognized statistical rating organizations (NRSROs). A description of the various types of securities and derivative contracts in which the Fund invests, other investment techniques used by the Fund, and their risks, immediately follows this strategy section.

The Adviser evaluates the Fund’s investment strategy by comparing the performance of the Fund’s portfolio to a blended index comprised of an index composed of notes and bonds issued by the United States government and its agencies or instrumentalities and an index composed of mortgage-backed securities issued or guaranteed by United States government agencies or instrumentalities (the “Index”). The Adviser’s basic strategy seeks to construct a portfolio that will perform favorably when compared to the Index over the long-term. The Adviser tries to vary the portfolio’s performance from the Index by, among other things:

•	varying the portfolio’s effective duration as compared to the Index;

•	creating a portfolio of securities with a different mixture of effective durations as compared to the composition of the Index;

•	investing a larger percentage of the portfolio in certain types of securities[1] as compared to the composition of the Index, or investing in types of securities that are not included in the Index;

•	investing a larger percentage of the portfolio in securities with specific credit ratings as compared to the Index; and

•	investing a large percentage of the portfolio in a specific security as compared to the Index, or investing the portfolio in securities that are not included in the Index.

Under normal market conditions, the Adviser limits the extent to which it may vary the portfolio’s effective duration to within 20% of the effective duration of the Index. The Fund currently uses a blended index comprised of 67% Barclays Capital Mortgage-Backed Securities Index and 33% Barclays Capital Government Index as the Index.

Effective duration provides a measure of the price sensitivity of a fixed-income security or portfolio of fixed-income securities to changes in interest rates. The Adviser calculates the effective duration of the portfolio using standard analytical models that quantify the expected changes in the value of the portfolio resulting from changes in the applicable yield curve.2 The Index may calculate its effective duration using different assumptions and models. The Adviser will rely on its calculations for purposes of complying with any limitations established with respect to the portfolio’s effective duration. Uncertainty as to the amount and timing of prepayments may make calculating the effective durations of mortgaged-backed and some asset-backed securities more difficult than some other types of fixed-income securities.

1    The Adviser may refer to types of securities (such as Treasury, agency, mortgage-backed or corporate-debt securities) as “sectors” of the fixed-income market.

2    In shareholder reports and other description of the Fund’s investment strategy and performance, the Adviser may refer to the relative interest rates of securities with longer and shorter durations within a sector as a “yield curve.”

The Adviser bases the investment strategy principally on its market outlook, which analyzes historical and expected changes in:

•	the overall level and volatility of interest rates;

•	the slope and shape of yield curves; and

•	the relative interest rates of different sectors.

The investment strategy will also reflect other factors (political developments or demographic trends, for example).

Teams of investment professionals formulate the Adviser’s market outlook and otherwise attempt to anticipate changes in market conditions. They base their analysis on a multiple factors, which may include:

•	current and expected U.S. economic growth;

•	current and expected changes in the rate of inflation;

•	the level of interest rates in other countries as compared to U.S. interest rates;

•	the Federal Reserve Board’s monetary policy; and

•	technical factors affecting the supply or demand for specific securities or types of securities.

There is no assurance that the Adviser’s efforts to forecast market conditions and interest rates, or to assess the impact of changes in interest rates and the yield curve, will be successful.

These teams also recommend how to structure the portfolio in response to the market outlook. In order to manage the risks taken by the Fund, these recommendations may set additional limits on the extent to which the portfolio’s duration and composition may vary from the Index. The Fund’s portfolio manager follows these recommendations in selecting securities for the portfolio. Decisions to purchase or sell particular securities or derivative contracts are based on a fundamental analysis of their sensitivity to changes in interest rates, interest rate volatility, the yield curve and inflation, among other factors. Characteristics that the Adviser may consider in analyzing mortgage-backed securities include the average interest rates of the underlying loans, the prior prepayment history, any ratings issued by NRSROs and any guarantee of the security or underlying loans by a GSE or company. This analysis relies on information from a variety of sources (such as government securities dealers, electronic data services and financial publications), and employs quantitative models and analytic tools provided by third parties or developed by the Adviser. The analysis also draws on the experience of the Adviser’s staff of investment analysts, portfolio managers and traders.

The portfolio manager uses this fundamental analysis to compare the potential returns from available securities with comparable durations, risks and other characteristics. For mortgage-backed securities, the decision to buy or sell also involves assessment of available securities relative to specific interest rate and prepayment risks, such as average life variability, price sensitivity to changes in market spread levels and price sensitivity to changes in the level of interest rate volatility. The Adviser assesses these risks by analyzing how the timing, amount and division of cash flows from the mortgages underlying a security might change in response to changing economic and market conditions. For securities other than treasury and agency securities, the assessment will also consider the security’s relative credit risk and ratings from one or more NRSROs. However, there is no assurance that a security or derivative contract will perform as expected or that the fundamental analysis will incorporate all relevant information.

In appropriate market conditions, the Fund may invest in derivative contracts to implement its investment strategy. For example, the Fund may buy a future or call option on United States Treasury securities in order to lengthen the effective duration of the portfolio as compared to the Index; alternatively, the Fund may sell a future or an option on United States Treasury securities in order to shorten the effective duration of the portfolio as compared to the Index. The Fund also may use futures or options on United States Treasury securities to increase or decrease the exposure to different points on the yield curve without affecting the effective duration of the portfolio to obtain premiums. As another example, the Fund may use total rate of return swaps to shorten or lengthen the effective duration of the Fund, increase or decrease the exposure of the Fund to different points on the yield curve or to obtain premiums. There is no assurance that the use of derivatives contracts will work as intended.

The Fund may also seek to increase its income by engaging in dollar-roll transactions and by lending its portfolio securities.

The Fund may invest in overnight repurchase agreements or money market funds in order to maintain sufficient cash to pay for daily net redemptions and portfolio transactions. In the event that the Fund does not have sufficient cash for these purposes, it could incur overdrafts, enter into reverse repurchase agreements or otherwise borrow money in accordance with its investment limitations. The Fund also reserves the right to redeem Shares in kind with portfolio securities. See PAYMENT METHOD FOR REDEMPTIONS—Redemptions In Kind. The Fund may also enter into repurchase agreements with longer terms (up to 12 months) if they offer higher returns than those expected from U.S. Treasury or agency securities having the same maturity.

Mortgage-backed pass-through certificates are typically offered or traded on a “to-be-announced” or other delayed delivery basis. Other U.S. government securities may also be offered on a delayed delivery basis. The Fund will enter into trades on this basis in order to participate in these offerings or trade these securities.

Because the Fund refers to U.S. government securities in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to invest, under normal circumstances, less than 80% of its assets in U.S. government investments.

Securities in Which the Funds Invests

In pursuing its investment strategy, each Fund may invest in the following securities for any purpose that is consistent with its investment objective.

EQUITY SECURITIES DESCRIPTIONS AND TECHNIQUES

Federated Clover Value Fund II, Federated Equity Income Fund II, Federated Mid Cap Growth Strategies Fund II, Federated High Income Bond Fund II, Federated International Equity Fund II, Federated Capital Appreciation Fund II, Federated Capital Income Fund II

EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities may offer greater potential for appreciation than many other types of securities, because, in most instances, their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Funds may invest.

Common Stocks

Common Stocks are the most prevalent type of equity security. Common stocks receive the issuers’s earnings after the issuer pays its creditors and preferred stockholders. As a result, changes in an issuer’s earnings should directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Interest in other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REITs ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

American Depositary Receipts (ADRs) and Domestically Traded Securities of Foreign Issuers

ADRs which are traded in U.S. markets, represent interest in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, elimination the need for foreign exchange transactions. The Fund may also invest directly in securities issued by foreign companies and traded in U.S. dollars in U.S. markets. The Fund invests primarily in ADRs and securities of companies with significant operations within the United States.

FIXED-INCOME DESCRIPTIONS AND TECHNIQUES

Federated Clover Value Fund II, Federated Equity Income Fund II, Federated Fund for U.S. Government Securities II, Federated Mid Cap Growth Strategies Fund II, Federated High Income Bond Fund II, Federated International Equity Fund II, Federated Capital Appreciation Fund II, Federated Prime Money Fund II, Federated Quality Bond Fund II, Federated Capital Income Fund II

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Funds may invest:

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities. A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

IOs and POs

CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Floaters and Inverse Floaters

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Corporate-Debt Securities

Corporate-debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate-debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper

Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments

Demand instruments are corporate-debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a “coupon payment”). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as “coupon stripping.” Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to security’s holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.

Convertible Securities

Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than nonconvertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

Federated Capital Income Fund II, Federated Equity Income Fund II, Federated High Income Bond Fund II

Loan Instruments

The Fund may invest in loans and loan-related instruments, which are generally interests in amounts owed by a corporate, governmental, or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations).. Such instruments include, but are not limited to, interests in trade finance loan transactions, pre-export/import finance transactions, factoring, syndicated loan transactions and forfaiting transactions.

Trade finance refers generally to loans made to producers, sellers, importers and/or exporters in relation to commodities, goods, or services. Such loans typically have short-to-medium term maturities and will generally be self-liquidating (i.e., as the goods or commodities are sold, proceeds from payments for such goods or commodities are used to pay the principal on the loan prior to being distributed to the borrower). Types of trade finance related loans include, but are not limited to structured finance transactions, pre-export/import finance transactions, project financing and forfaiting transactions.

Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger. A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan assignment or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property, which is commonly referred to as collateral. The purpose of securing loans is to allow the lenders to exercise rights over the collateral if a loan is not repaid as required by the terms of the loan agreement. Collateral may include security interests in receivables, goods, commodities, or real property. With regard to trade finance loan transactions the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan).Interests in loan instruments may also be tranched or tiered with respect to collateral rights. Unsecured loans expose the lenders to increased credit risk.

The loan instruments in which the Fund may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets).

The Fund treats loan instruments as a type of fixed-income security. Investments in loan instruments may expose the Fund to interest rate risk, risks of investing in foreign securities, credit risk, liquidity risk, risks of noninvestment-grade securities, risks of emerging markets, and leverage risk. (For purposes of the descriptions in this SAI of these various risks, references to “issuer,” include borrowers under loan instruments.) Many loan instruments incorporate risk mitigation, credit enhancement (e.g. standby letters of credit) and insurance products into their structures, in order to manage these risks. There is no guarantee that these risk management techniques will work as intended.

Loans and loan-related instruments are generally considered to be illiquid due to the length of time required to transfer an interest in a loan or a related instrument. Additionally, in the case of some loans, such as those related to trade finance, there is a limited secondary market. The liquidity of a particular loan will be determined by the Adviser under guidelines adopted by the Fund’s board.

LOAN ASSIGNMENTS
The Fund may purchase a loan assignment from the agent bank or other member of the lending syndicate. Investments in loans through an assignment may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

LOAN PARTICIPATIONS
The Fund may purchase a funded participation interest in a loan, by which the Fund has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution, or lending syndicate) that has a direct contractual relationship with a borrower. In loan participations, the Fund does not have a direct contractual relationship with the borrower.

The fund may also purchase a type of a participation interest, known as risk participation interest. In this case, the Fund will receive a fee in exchange for the promise to make a payment to a lender if a borrower fails to make a payment of principal, interest, or fees, as required by the loan agreement.

When purchasing loan participations, the Fund will be exposed to credit risk of the borrower and, in some cases, the intermediary offering the participation. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service or, if rated, may be below investment grade and expose the fund to the risks of noninvestment-grade securities.

Federated Capital Income Fund II, Federated Prime Money Fund II

Municipal Securities

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities.

Insurance Contracts

Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Fund treats these contracts as fixed-income securities.

Federated Quality Bond Fund II

Surplus Notes

Surplus notes are subordinated debt instruments issued by mutual and stock insurance companies. Mutual insurance companies generally issue surplus notes to raise capital. Stock insurance companies primarily issue surplus notes in transactions with affiliates. Surplus notes are treated by insurers as equity capital, or “surplus” for regulatory reporting purposes. Surplus notes typically are subordinated to any other debt.

Capital Securities

Capital securities are subordinated securities, generally with a 30-50 year maturity and a 5-10 year call protection. Dividend payments generally can be deferred by the issuer for up to 5 years. These securities generally are unsecured and subordinated to all senior debt securities of the issuer, therefore, principal and interest payments on capital securities are subject to a greater risk of default than senior debt securities.

Step Up Perpetual Subordinated Securities

Step up perpetual subordinated securities (“step ups”) generally are structured as perpetual preferred securities (with no stated maturity) with a 10-year call option. If the issue is not called, however, the coupon increases or “steps up,” generally 150 to 250 basis points depending on the issue and its country of jurisdiction. The step up interest rate acts as a punitive rate which would typically compel the issuer to call the security. Thus, these securities generally are priced as 10-year securities.

Medium Term Notes and Deposit Notes

Medium Term Notes and Deposit Notes trade like commercial paper, but may have maturities from nine months to ten years and are rated like corporate debt obligations.

Federated Fund for U.S. Government Securities II, Federated Quality Bond Fund II, Federated Capital Income Fund II, Federated Equity Income Fund II, Federated Prime Money Fund II

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Sequential CMOs

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACs, TACs and Companion Classes

More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes’ share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs and POs

CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Floaters and Inverse Floaters

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z Classes

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments.

Non-Governmental Mortgage-Backed Securities

Non-governmental mortgage-backed securities (including non-governmental CMOs) are issued by private entities, rather than by U.S. government agencies. The Fund may invest in non-governmental mortgage-backed securities that are rated BBB or higher by a nationally recognized statistical rating agency. These securities involve credit risks and liquidity risks.

Federated Fund for U.S. Government Securities II

Mortgage Related Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgage-backed securities issued by U.S. government agencies. Most asset-backed securities involve consumer or commercial debts. The Fund will purchase only mortgage related asset-backed securities, examples of which include, but are not limited to, home equity loans and manufactured housing obligations. Asset-backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs. Also, asset-backed securities may be issued by a private entity and, although these securities must be rated investment grade, they present credit risks.

Federated Fund for U.S. Government Securities II, Federated Quality Bond Fund II

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities (CMBS) represent interests in mortgage loans on commercial real estate, such as loans for hotels, shopping centers, office buildings and apartment buildings. Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments. The Fund may invest in individual CMBS issues or, alternately, may gain exposure to the overall CMBS market by investing in a derivative contract, the performance of which is related to changes in the value of a domestic CMBS index. The risks associated with CMBS reflect the risks of investing in the commercial real estate securing the underlying mortgage loans and are therefore different from the risks of other types of MBS. Additionally, CMBS may expose the Fund to interest rate, liquidity and credit risks.

FOREIGN SECURITIES

Federated Equity Income Fund II, Federated Mid Cap Growth Strategies Fund II, Federated High Income Bond Fund II, Federated International Equity Fund II, Federated Capital Appreciation Fund II, Federated Quality Bond Fund II, Federated Capital Income Fund II, Federated Prime Money Fund II, Federated Clover Value Fund II

Foreign securities are securities of issuers based outside the United States.  The Fund considers an issuer to be based outside the United States if:

it is organized under the laws of, or has a principal office located in, another country;

the principal trading market for its securities is in another country; or

it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies.  Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Brady Bonds

Brady Bonds are U.S. dollar denominated debt obligations that foreign governments issue in exchange for commercial bank loans. The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. The principal amount of some Brady Bonds is collateralized by zero coupon U.S. Treasury securities which have the same maturity as the Brady Bonds. However, neither the U.S. government nor the IMF has guaranteed the repayment of any Brady Bond.

Federated Clover Value Fund II, Federated Equity Income Fund II, Federated Fund For U.S. Government Securities II, Federated Capital Appreciation Fund II, Federated High Income Bond Fund II, Federated International Equity Fund II, Federated Capital Income Fund II, Federated Quality Bond Fund II, Federated Mid Cap Growth Strategies Fund II

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”).  Each party to a derivative contract is referred to as a counterparty.  Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument.  These types of derivatives are frequently referred to as “physically settled” derivatives.  Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument.  These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges.  In this case, the exchange sets all the terms of the contract except for the price.  Investors make payments due under their contracts through the exchange.  Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange.  Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts.  This protects investors against potential defaults by the counterparty.  Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date.  If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  Exchanges may limit the amount of open contracts permitted at any one time.  Such limits may prevent the Fund from closing out a position.  If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so).  Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks.  OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time.  Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset.  Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument.  Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.  Futures contracts traded OTC are frequently referred to as forward contracts.  The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures) , as well as, currency futures and currency forward contracts.

[INTEREST RATE FUTURES
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.]

INDEX FUTURES
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments' current prices and a list of weights assigned to these Reference Instruments.

SECURITY FUTURES
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

CURRENCY FUTURES AND CURRENCY FORWARD CONTRACTS
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default.

OPTION CONTRACTS
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments.  Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

•	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

•
Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument.  If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

•	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

•
Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

SWAP CONTRACTS

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments.  Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments.  The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.  Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CAPS AND FLOORS

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS

A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument.  Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”).  The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event.  The Fund may be either the Protection Buyer or the Protection Seller in a CDS.  If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer.  A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

CURRENCY SWAPS

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

Total Return Swaps
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument.  Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

Currency Swaps
A currency swap is a type of derivative contract in which the parties agree to make periodic interest payments to one another in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

SPECIAL TRANSACTIONS

ALL FUNDS

Repurchase Agreements

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the Fund owns the security subject to repurchase. The agreed-upon interest rate is unrelated to the interest rate on the underlying security. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Adviser to be creditworthy.

A Fund’s custodian or subcustodian is required to take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risk.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because a Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. A Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for a Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Securities Lending

The Funds may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Funds receive cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Funds the equivalent of any dividends or interest received on the loaned securities.

The Funds will reinvest cash collateral in securities that qualify as an acceptable investment for the Funds. However, the Funds must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Funds or the borrower. The Funds will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Funds may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to market risks and credit risks.

Investing in Securities of Other Investment Companies

The Funds may invest their assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment.  However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.  The Funds may invest in money market securities directly.

Inter-Fund borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Funds and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an inter-fund loan is only made if it benefits each participating fund. Federated administers the program according to procedures approved by the Fund’s Board of Trustees (Board), and the Board monitors the operation of the program. Any inter- fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating funds.

For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; and (b) to meet commitments arising from “failed” trades. All inter-fund loans must be repaid in seven days or less. The Funds’ participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending fund than market-competitive rates on overnight repurchase agreements (the Repo Rate) and more attractive to the borrowing fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (the Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract).  Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument.  Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts.  Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument.  Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument.  Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

CREDIT LINKED NOTE

A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”).  The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit or (ii) the market value of the Reference Credit, if a Credit Event has occurred.  Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

EQUITY LINKED NOTE
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”).  Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.

ASSET SEGREGATION (ALL FUND EXCEPT FEDERATED PRIME MONEY FUND II)
In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (1940 Act), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

ASSET SEGREGATION (FEDERATED PRIME MONEY FUND II)
In order to secure its obligations in connection with special transactions, the Fund will either enter into offsetting transactions or set aside readily marketable securities. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on special transactions.

Investment Risks

There are many factors which may affect the investments in each Fund. The Funds’ principal risks are described in the prospectus. Additional risk factors are outlined below.

EQUITY SECURITIES INVESTMENT RISKS

Federated Clover Value II, Federated Equity Income Fund II, Federated Mid Cap Growth Strategies Fund II, Federated High Income Bond Fund II, Federated International Equity Fund II, Federated Capital Appreciation Fund II, Federated Capital Income Fund II

Stock Market Risks

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Investment Style Risk

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform other funds that employ a different style. Value stocks are those, which are out of favor or undervalued in comparison to their peers due to adverse business developments or other factors. Value oriented funds will typically underperform when growth investing is in favor.

Sector Risks

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Liquidity Risks

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the instrument.

Risks Related to Investing for Value

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Risks Related to Investing for Growth

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Risks Related to Company Size

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS
Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund’s Share price may be affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. Foreign companies may not provide information as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Credit Risks

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

FIXED-INCOME SECURITIES INVESTMENT RISKS

Federated Clover Value Fund II, Federated Equity Income Fund II, Federated Fund for U.S. Government Securities II, Federated Mid Cap Growth Strategies Fund II, Federated High Income Bond Fund II, Federated International Equity Fund II, Federated Capital Appreciation Fund II, Federated Prime Money Fund II, Federated Quality Bond Fund II, Federated Capital Income Fund II

Interest Rate Risks

Prices of fixed-income securities rise and fall in response to interest rate changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Credit Risks

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.

Prepayment Risks

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Liquidity Risks

Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Sector Risks

A substantial part of the Fund’s portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, by issuers located in the same state, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers.

Risks Related to the Economy

The prices of high-yield securities are affected by investor sentiment. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

Risks Associated with Noninvestment-Grade Securities

The Fund may invest in convertible securities rated below investment grade, also known as junk bonds. Such convertible securities generally entail greater market, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively and their trading market maybe more limited.

Leverage Risks

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

Federated Capital Income Fund II, Federated Quality Bond Fund II, Federated Fund for U.S. Government Securities II

Risks Associated with Complex CMOs

CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.

Federated Fund for U.S. Government Securities II

Risks Associated with Investing in CMBS

The risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. Therefore, the value of these securities may change based upon actual or perceived changes in the value of commercial real estate in those markets in which the underlying property is located, the ability of commercial borrowers to meet loan obligations, the ability of a property to attract and retain tenants, and the ability of tenants to make lease payments. CMBS may also expose the Fund to interest rate, liquidity and credit risks.

FOREIGN SECURITIES INVESTMENT RISKS

Federated Equity Income Fund II, Federated Mid Cap Growth Strategies Fund II, Federated High Income Bond Fund II, Federated International Equity Fund II, Federated Capital Appreciation Fund II, Federated Quality Bond Fund II, Federated Capital Income Fund II, Federated Prime Money Fund II, Federated Clover Value Fund II

Risks of Foreign Investing

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

Since many loan instruments involve parties (for example, lenders, borrowers, and agent banks) located in multiple jurisdictions outside of the United States, there is a risk that a security interest in any related collateral may be unenforceable and obligations under the related loan agreements may not be binding.

Currency Risks

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Euro Risks

The Fund may make significant investments in securities denominated in the Euro, the new single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund’s investments.

With the advent of the Euro, the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries’ ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.

Risks of Investing in Emerging Market Countries

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Federated Clover Value Fund II, Federated Equity Income Fund II, Federated Fund for U.S. Government Securities II, Federated Capital Appreciation Fund II, Federated High Income Bond Fund II, Federated International Equity Fund II, Federated Quality Bond Fund II, Federated Mid Cap Growth Strategies Fund II

Risks of Investing in Derivative Contracts and Hybrid Instruments

The Funds’ exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.  Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Funds’ prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

Risks Associated with the Investment Activities of Other Accounts

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”

Variable Asset Regulations

Each Fund is subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of each Fund may be represented by any one investment, no more than 70% of the total assets of each Fund may be represented by any two investments, no more than 80% of the total assets of each Fund may be represented by any three investments, and no more than 90% of the total assets of each Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests of the same real property project and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If a Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

Portfolio Turnover for Federated International Equity Fund II

The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund’s investment objective. Portfolio securities will be sold when the Adviser believes it is appropriate, regardless of how long those securities have been held. For the fiscal years ended December 31, 2008 and 2007, the portfolio turnover rates were 212% and 125%, respectively. The increase in the Fund's portfolio turnover rate in the most recently completed fiscal year was primarily a result of market volatility during the period.

Portfolio Turnover for Federated Equity Income Fund II

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund’s investment objectives, without regard to the length of time a particular security may have been held. For the fiscal years ended December 31, 2008 and 2007, the portfolio turnover rates were 117% and 102%, respectively.

Investment Objectives (and Policies) and Investment Limitations

The following are the fundamental investment objectives of each of the Funds. These investment objectives may not be changed by the Funds’ Trustees without shareholder approval.

Federated Clover Value Fund II’s investment objective is to seek growth of capital and income by investing primarily in common stocks and other securities of high-quality companies.

Federated Equity Income Fund II’s investment objective is to provide above average income and capital appreciation.

Federated Fund for U.S. Government Securities II’s investment objective is to provide current income.

Federated Mid Cap Growth Strategies Fund II’s investment objective is appreciation of capital.

Federated High Income Bond Fund II’s investment objective is to seek high current income.

Federated International Equity Fund II’s investment objective is to obtain a total return on its assets.

Federated Capital Appreciation Fund II’s investment objective is capital appreciation.

Federated Prime Money Fund II’s fundamental investment objective is to provide current income consistent with stability of principal and liquidity.

Federated Quality Bond Fund II’s investment objective is to provide current income.

Federated Capital Income Fund II’s primary investment objective is to achieve high current income and moderated capital appreciation.

INVESTMENT LIMITATIONS

Diversification

With respect to securities comprising 75% of the value of its total assets, a Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or a Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Funds may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940, as amended (1940 Act).

Federated Quality Bond Fund II will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase a agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.

Federated Quality Bond Fund II will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary extraordinary or emergence measure to facilitate management of the portfolio by enabling the Fund to met redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowing in excess of 5% of the value of the Fund’s total assets are outstanding.

Investing in Real Estate

The Funds may not purchase or sell real estate, provided that this restriction does not prevent a Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Funds may exercise their rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Federated Quality Bond Fund II will not purchase or sell real estate, including limited partnership interests in real estate, although it may invest in the securities of companies whose business involves the purchase or sales of real estate or in securities which are secured by real estate or interests in real estate.

Investing in Commodities

The Funds may not purchase or sell physical commodities, provided that the Funds may purchase securities of companies that deal in commodities.

Federated Quality Bond Fund II will not purchase or sell commodities, commodity contracts or commodity futures contracts except to the extent that the Fund may engage in transactions involving futures contracts and related options.

Underwriting

The Funds may not underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Federated Quality Bond Fund II will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sales of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

Lending

The Funds may not make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Federated Quality Bond Fund II will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes certificated of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment objective, policies or limitation.

Selling Short and Buying on Margin

Federated Quality Bond Fund II will not sell any securities short or purchase any securities on margin, but may obtain such short- term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

Pledging Assets

Federated Quality Bond Fund II will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sales or futures contracts and related options, and segregation or collateral arrangements make in connection with options activities or the purchase of securities on a when-issued basis.

Concentration

The Funds (with the exception of Federated Prime Money Fund II, Federated Capital Income Fund II and Federated Quality Bond Fund II) will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Federated Prime Money Fund II may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities  of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of it total assets in the financial services industry.

Federated Capital Income Fund II will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the Fund may concentrate its investments in the securities of issuers in the utilities industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Federated Quality Bond Fund II will not invest 25% or more of the value of its total assets in any one industry except that the Fund may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreement collateralized by such securities.

The above limitations cannot be changed for a Fund unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed for a Fund by the Board without shareholder approval. Shareholders will be notified before any material change in a Fund’s limitations becomes effective.

Concentration of Investments (for all Funds with the exception of Federated Quality Bond Fund II)

To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Funds will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments (for all Funds except Federated Prime Money Fund II), and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of a Fund’s total assets in any one industry will constitute “concentration.”

In applying a Fund’s concentration restriction (for all Funds except Federated Prime Money Fund II and Federated Capital Income Fund II): (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset backed securities will be classified according to the underlying assets securing such securities.

In applying Federated Prime Money Fund II’s concentration restriction: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (b) asset backed securities will be classified according to the underlying assets securing such securities.

In applying Federated Capital Income Fund II’s concentration restriction: (a) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (b) asset backed securities will be classified according to the underlying assets securing such securities.

Illiquid Securities

The Funds (with the exception of Federated Prime Money Fund II) will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Funds’ net assets.

Federated Prime Money Fund II will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund’s net assets.

Purchases on Margin

The Funds (with the exception of Federated Quality Bond Fund II) will not purchase securities on margin, provided that a Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities. The deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

Pledging Assets

The Funds (with the exception of Federated Quality Bond Fund II) will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.” Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of total or net assets will not result in a violation of such limitation.

As a matter of non-fundamental operating policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

REGULATORY COMPLIANCE (FEDERATED PRIME MONEY FUND II ONLY)
The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7 (the “Rule”), which regulates money market mutual funds. The Fund will determine the effective maturity of its investments according to the Rule. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

What Do Shares Cost?

FEDERATED PRIME MONEY FUND II ONLY

DETERMINING MARKET VALUE OF SECURITIES
The Board has decided that the best method for determining the value of portfolio instruments is amortized cost. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with generally accepted accounting principles in the United States (GAAP). The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of their investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount) then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Accordingly, neither the amount of daily income nor the net asset value (NAV) is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the Fund computed by dividing the annualized daily income on the Fund’s portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund’s use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in the Rule. Under the Rule, the Board must establish procedures reasonably designed to stabilize the NAV per Share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and the Fund’s investment objective. The procedures include monitoring the relationship between the amortized cost value per Share and the NAV per Share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Board will take any steps it considers appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

ALL FUNDS EXCEPT FEDERATED PRIME MONEY FUND II
A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled. The Fund calculates the NAV by valuing its assets, subtracting its liabilities, and dividing the balance by the number of Shares outstanding. The NAV is calculated to the nearest whole cent per Share.

In calculating its NAV, the Fund generally values investments as follows:


Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

	Other equity securities traded primarily in the United States are valued based upon the mean of closing bid and asked quotations from one or more dealers.


Equity securities traded primarily through securities exchanges and regulated market systems outside the United States are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.


Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost as described below.


Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued at their reported closing price. If a price is not readily available, such derivative contracts are valued based upon the mean of closing bid and asked quotations from one or more futures commission merchants.


OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.


Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed-income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded; (2) information provided by dealers or investment analysts regarding the investment or the issuer; (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports; (4) publicly announced transactions (such as tender offers and mergers) involving the issuer; (5) comparisons to other investments or to financial indices that are correlated to the investment; (6) with respect to fixed-income investments, changes in market yields and spreads; (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension; and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;


With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and


Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

Mixed Funding and Shared Funding

The practice of using Shares as investments for both variable annuity contracts and variable life insurance policies is called “mixed funding.” The practice of using Shares as investments by separate accounts of unaffiliated life insurance companies is called “shared funding.”

The Funds engage in mixed funding and shared funding. Although the Funds do not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment, or other considerations resulting from mixed funding or shared funding, the Trustees will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Funds.

How are the Funds Sold?

Under the Distributor’s Contract with the Funds, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12b-1 PLAN (FEDERATED EQUITY INCOME FUND II, FEDERATED QUALITY BOND FUND II, FEDERATED CAPITAL APPRECIATION FUND II)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Funds and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets in determining the market value of the portfolio for purposes of its comparison with amortized cost valuation. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

Subaccounting Services

Certain investment professionals may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind

Although each Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund’s Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

The insurance companies’ separate accounts, as shareholders of a Fund, will vote the Fund Shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account.

Each Share of a Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust’s outstanding shares of all series entitled to vote.

As of April 2, 2009, the following shareholders owned of record, beneficially, or both 5% or more of outstanding Primary Shares of Federated Clover Value Fund II:

Great-West Life and Annuity Insurance Co., Englewood, CO, owned approximately 471,544 Shares (5.63%); Kansas City Life Insurance Co., Kansas City, MO, owned approximately 554,770 Shares (6.62%); Union Security Insurance Company, Hartford, CT, owned approximately 1,642,733 Shares (19.61%); GE Life and Annuity, Richmond, VA, owned approximately 1,817,670 Shares (21.70%);  ING Life Insurance and Annuity Co., Windsor, CT, owned approximately 2,618,379 Shares (31.27%).

As of April 2, 2009, the following shareholders owned of record, beneficially, or both 5% or more of outstanding Shares of Federated Equity Income Fund II:

Nationwide Insurance Company, Columbus, OH, owned approximately 216,584 Shares (11.25%); ING Life Insurance and Annuity Co., Windsor, CT, owned approximately 526,206 Shares (27.35%); and Union Security Insurance Company, Hartford, CT, owned approximately 992,738 Shares (51.60%).

As of April 2, 2009 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares of Federated Fund for U.S. Government Securities II:

Lincoln Benefit Life Company, Lincoln, NE, owned approximately 2,413,707 Shares (7.08%); Great-West Life &Annuity Insurance Company, Englewood Village, CO, owned approximately 2,709,537 Shares (7.95%); Great-West Life &Annuity Insurance Company, Greenwood Village, CO, owned approximately 2,875,295 Shares (8.44%); Phoenix Home Life Insurance Company, Greenbush, NY, owned approximately 4,427,082 Shares (13.00%); and Phoenix Home Life Variable Insurance Company, Greenbush, NY owned approximately 15,788,214 Shares (46.37%).

As of April 2, 2009 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares of Federated Mid Cap Growth Strategies Fund II:

American National Group, Galveston, TX, owned approximately 84,180 Shares (6.84%); ING Life Insurance and Annuity Co., Windsor, CT, owned approximately 488,829 Shares (39.74%); Union Security Insurance Company, Hartford, CT, 537,646 Shares (43.71%).

As of April 2, 2009 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Primary Shares of Federated High Income Bond Fund II:

Jefferson National Life Insurance Company, Louisville, KY, owned approximately 1,339,697 Shares (5.29%); American National Group, Galveston, TX, owned approximately 1,530,065 Shares (6.04%); Federated Capital Income Fund II, Boston, MA, owned approximately 1,543,602 Shares (6.10%); Monumental Life Insurance Company, Cedar Rapids, IA , owned approximately 1,583,937 Shares (6.26%); Phoenix Home Life Insurance Company, E. Greenbush, NY, owned approximately 1,769,740 Shares (6.99%); Phoenix Home Life Variable Insurance Company, E. Greenbush, NY, owned approximately 2,481,574 Shares (9.80%); Lincoln Benefit Life Co., Lincoln, NE, owned approximately 2,751,066 Shares (10.87%), and GE Life & Annuity, Richmond, VA, owned approximately 4,030,462 Shares (15.93%).

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares of Federated International Equity Fund II:

ING Life Insurance and Annuity Co., Windsor, CT, owned approximately 351,924 Shares (29.57%); Union Security Insurance Company, Harford, CT, owned approximately 279,303 Shares (23.46%); Jefferson National Life Insurance Company, Louisville, KY, owned approximately 226,888 Shares (19.06%); Symetra Life Insurance Co., Bellevue, WA, owned approximately 142,603 Shares (11.98%) Great West Life and Annuity, Englewood, CO, owned approximately 88,874 Shares (7.46%) and Great West Life and Annuity Ins. Co., FBO Schwab Annuities, Englewood, CO, owned approximately 61,429 Shares (5.16%).

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Primary Shares of Federated Capital Appreciation Fund II:

MLPF&S, Jacksonville, FL, owned approximately 14,584,148 Shares (92.67%)

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares of Federated Prime Money Fund II:

Valley Forge Life Insurance Co., Wethersfield, CT, owned approximately 6,086,046 Shares (5.98%);  Security Benefit Life Insurance Co., Topeka, KS, owned approximately 6,615,495 Shares (6.50%);  Allstate Life Insurance Company, Northbrook, IL, owned approximately 6,810,424 Shares (6.70%); First Variable Life/Protective Life, Birmingham, AL, owned approximately 6,876,935 Shares (6.76%); Kansas City Life Insurance Co., Kansas City, MO, owned approximately 7,967,748 Shares (7.83%); TransAmerica Life Insurance Co., Cedar Rapids, IA, owned approximately 8,003,946 Shares (7.87%); Monumental Life Insurance Company, Cedar Rapids, IA, owned approximately 37,699,311 Shares (37.09%).

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Primary Shares of Federated Quality Bond Fund II:

Nationwide Life Insurance NWVA 9, Columbus, OH, owned approximately 15,841,591 Shares (70.00%); Nationwide Life Insurance NWVLI 4, Columbus, OH, owned approximately 3,192,689 Shares (14.10%) and Nationwide Insurance Company NWVA II, Columbus, OH, owned approximately 1,234,750 Shares (5.45%).

As of April 2, 2009, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares of Federated Capital Income Fund II:

Union Security Insurance Company; Hartford, CT, owned approximately 243,294 Shares (5.49%); Jefferson National Life Insurance Company, Louisville, KY, owned approximately 301,551 Shares (6.81%); Lincoln Benefit Life Co., Lincoln, NE, owned approximately 321,215 Shares (7.25%); Symetra Life Insurance Co., Bellevue, WA, owned approximately 340,875 Shares (7.70%); ING Life Insurance and Annuity Co., Windsor, CT, owned approximately 472,372 Shares (10.67%); Lincoln Benefit Life Co., Lincoln, NE, owned approximately 529,087 Shares (11.95%); GE Life and Annuity, Richmond, VA, owned approximately 1,305,566 Shares (29.49%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

GE Life & Annuity is organized in the state of Virginia and is a subsidiary of General Electric Capital Assurance Company organized in the state of Virginia.

Merrill Lynch Pierce Fenner & Smith (MLPF&S) is organized in the state of Delaware and is a subsidiary of Merrill Lynch & Co., Inc. organized in the state of Delaware.

Transamerica is organized in the state of Iowa and is a subsidiary of Aegon USA, Inc. organized in the state of Iowa.

Phoenix Home Life Variable Insurance Company is organized in the state of New York and is a subsidiary of PM Holdings, Inc.; organized in the state of Connecticut.

Fortis Benefits Insurance Co. is organized in the state of Minnesota and is a subsidiary of Fortis NV; organized in the Netherlands.

Nationwide Insurance Co. is organized in the state of Ohio and is a subsidiary of Nationwide Mutual Insurance Company; organized in the state of Ohio.

ING Insurance Co or America is organized in the state of Connecticut and is a subsidiary of ING Retirement Holdings, Inc. organized in the state of Connecticut.

American Family Life Insurance Company is organized in the state of Wisconsin and is a subsidiary of Amflam, Inc.; organized in the state of Wisconsin.

Monumental Life Insurance Company is organized in the state Iowa and is a subsidiary of Aegon, N.V., organized in the state of Maryland.

Union Security Insurance Company is organized in the state of Iowa and is a subsidiary of Assurance, Inc., organized in the state of Delaware.

Tax Information

FEDERAL INCOME TAX
The Funds intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, a Fund will not receive special tax treatment and will pay federal income tax.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by a Fund.

FOREIGN INVESTMENTS
If a Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund’s assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Funds?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA  15086-7561; Attention: Mutual Fund Board.  As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of April 2, 2009, the Fund’s Board and Officers as a group owned less than 1% of each Class of the Fund’s outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
		$0	$0

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$1,798.30	$200,000

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	$1,978.15	$220,000

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$1,798.30	$200,000

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$1,798.30	$200,000

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
		$2,023.16	$225,000

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.(real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
		$1,798.30	$168,265.52

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.
		$1,798.30	$200,000

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	$1,978.15	$220,000

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	$1,798.30	$200,000

OFFICERS**

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998
Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004
Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004
Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

COMMITTEES OF THE BOARD
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust.  However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr Thomas M. O’Neill. John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund‘s internal control over financial reporting, and the quality, integrity and independent audit of the Fund‘s financial statements.  The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.
Seven

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund‘s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund‘s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s  address appearing on the back cover of this Statement of Additional Information. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate.  Those factors will ordinarily include:  integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Two

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
Interested Board Member Name	Dollar Range of Shares Owned in the Funds	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000

Independent Board Member Name
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	None
Thomas M. O’Neill	None	None
John S. Walsh	None	Over $100,000
James F. Will	None	None

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Federated Clover ValueFund II

Portfolio Manager Information

The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year.

              Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Matthew P. Kaufler	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	2 Funds/$237.288 million
Other Pooled Investment Vehicles	2 Portfolios/$22.14 million
Other Accounts	3,992 Accounts/$1,124.2 million

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Matthew P. Kaufler is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorizes as reflecting one of several designated “Strategies.”  The annual incentive amount is based on the current calendar year asset-weighted composite IPP of each Strategy, which is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Strategy's designated peer group of comparable accounts and vs. the Strategy's benchmark (i.e., Russell 1000 Value Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Kaufler may receive additional consideration based on the achievement of specified revenue targets.

Types of Accounts Managed by Paul W. Spindler	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	2 Funds/ $293.788 million	0
Other Pooled Investment Vehicles	3 Portfolios/$38.33 million	0
Other Accounts	3,959 Accounts/$1,098.8 million	1 Account/$16.2 million

Dollar value range of shares owned in the Fund: none.

Paul W. Spindler is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorizes as reflecting one of several designated “Strategies.”  The annual incentive amount is based on the current calendar year asset-weighted composite IPP of each Strategy, which is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Strategy's designated peer group of comparable accounts and vs. the Strategy's benchmark (i.e., Russell 1000 Value Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Spindler is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may be categorized as reflecting different Strategies, which may have different peer groups and benchmarks.  The performance of the Strategy to which the Fund is assigned represents a significant portion of the calculation.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.  As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Spindler may receive additional consideration based on the achievement of specified revenue targets.

Federated Equity Income Fund II

Portfolio Manager Information

The following information about the Fund’s Portfolio Manager is provided as of the end of the Fund’s most recently completed fiscal year.

Other Accounts Managed by David P. Gilmore	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	5 Funds/$945.679 million
Other Pooled Investment Vehicles	0
Other Accounts	0
*  None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

David P. Gilmore is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e., 90% Russell 1000 Value Index/10% Merrill Lynch 91 Day Treasury Bill Index) and  vs. the Fund's designated peer group of comparable accounts.  In addition, for certain accounts, performance is measured by comparing the account’s average one-year distribution yield, or taxable equivalent, for 1, 3 and 5 calendar year periods to those of designated peer group accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, David P. Gilmore is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Other Accounts Managed by John L. Nichol	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	5 Funds/$945.679 million
Other Pooled Investment Vehicles	0
Other Accounts	0
*  None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

John L. Nichol is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e., 90% Russell 1000 Value Index/10% Merrill Lynch 91 Day Treasury Bill Index) and  vs. the Fund's designated peer group of comparable accounts.  In addition, for certain accounts, performance is measured by comparing the account’s average one-year distribution yield, or taxable equivalent, for 1, 3 and 5 calendar year periods to those of designated peer group accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, John L. Nichol is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Federated Fund for U.S. Government Securities II

Portfolio Manager Information

The following information about the Fund’s Portfolio Manager is provided as of the end of the Fund’s most recently completed fiscal year.

Types of Accounts Managed by Todd Abraham	Total Number of Additional Accounts Managed/ Total Assets*
Registered Investment Companies	8 Funds / $5,305.935 million
Other Pooled Investment Vehicles	0
Other Accounts	0
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none

Todd Abraham is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

Mr. Abraham’s IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's benchmark (i.e., Barclays Mortgage-Backed Securities Index), and vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Abraham is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In his role as co-head of the Government Bond team, Mr. Abraham has oversight responsibility for other portfolios that he does not personally manage.  A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks.  In addition, Mr. Abraham serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Todd Abraham was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

Federated Mid Cap Growth Strategies Fund II

Portfolio Manager Information

The following information about the Fund’s Portfolio Manager is provided as of the end of the Fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager
Type of Accounts Managed by David W. Cook	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	1 Fund/$258.002 million
Other Pooled Investment Vehicles	0
Other Accounts	0

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

David W. Cook is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e., Russell Mid Cap Growth Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, David W. Cook is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.    Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, David W. Cook was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

Federated High Income Bond Fund II

Portfolio Manager Information

The following information about the Fund’s Portfolio Manager is provided as of the Fund’s most recently completed fiscal year end.

ADDITIONAL ACCOUNTS MANAGED BY PORTFOLIO MANAGER
Types of Accounts Managed by Mark Durbiano	Total Number of Additional Accounts Managed /Total Assets*
Registered Investment Companies	8 Funds/$2,252.535 million
Other Pooled Investment Vehicles	3 Portfolios/$84.617 million
Other Accounts	1 Account/$30.956 million
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Mark Durbiano is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's benchmark (i.e., Barclays Capital U.S. Corporate High Yield 2% Issuer Constrained Index), and vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Federated International Equity Fund II

Portfolio Manager Information

The following information about the Fund’s Portfolio Managers is provided as of the Fund’s most recently completed fiscal year end.

Types of Accounts Managed by Richard Winkowski	Additional Accounts Managed/ Total Assets	Additional Accounts Managed include these accounts/ Total Assets that are Subject to Performance Fees
Registered Investment Companies	1 Fund / $120.508 million	0
Other Pooled Investment Vehicles	1 Portfolio/$18.438 million	0
Other Accounts	1 Account/$38.283 million	1 Account/$38.283 million
Dollar value range of shares owned in the Fund: none

Richard Winkowski is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e., Morgan Stanley Capital International Europe, Australasia and Far East Growth Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Richard Winkowski is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Federated Capital Appreciation Fund II

Portfolio Manager Information

The following information about the Fund’s Portfolio Manager is provided as of the Fund’s most recently completed fiscal year end.

                  Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Carol R. Miller	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	2 Funds/$1,437.195 million
Other Pooled Investment Vehicles	1 Portfolio/$19.903 million
Other Accounts	3 Accounts/$157.610 million

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Carol R. Miller is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e., S&P 500 Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Carol R. Miller is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In her role as head of the Equity Core Growth team, Ms. Miller has oversight responsibility for other portfolios that she does not personally manage.  A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Carol R. Miller was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

                 Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Dean J. Kartsonas	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	2 Funds/$1,437.195 million
Other Pooled Investment Vehicles	0
Other Accounts	1 Account/$42.388 million

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Dean J. Kartsonas is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e., S&P 500 Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Dean J. Kartsonas is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Dean J. Kartsonas was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

Federated Quality Bond Fund II

Portfolio Manager Information

The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year.

Types of Accounts Managed by Christopher Smith	Total Number of Additional Accounts Managed/ Total Assets*
Registered Investment Companies	6 Funds / $1,130.326 million
Other Pooled Investment Vehicles	0
Other Accounts	4 Accounts / $498.307 million
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none

Christopher Smith is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Portfolio’s benchmark (i.e., 75% Barclays Credit Bond Index/25% Barclays U.S. Corporate High Yield Bond Index), and vs. the designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Smith is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks and performance measures.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In addition, Mr. Smith serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Types of Accounts Managed by Joseph Balestrino	Total Number of Additional Accounts Managed/ Total Assets*
Registered Investment Companies	10 Funds / $5,989.688 million
Other Pooled Investment Vehicles	0
Other Accounts	1 Account / $39.477 million
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none

Joe Balestrino is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's benchmark (i.e. Barclays Intermediate Credit Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Balestrino is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP; IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In his role as Head of the U.S. Investment Grade Bond Group, Mr. Balestrino has oversight responsibility for other portfolios that he does not personally manage.  A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks and peer groups.  In addition, Mr. Balestrino serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income products.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Federated Capital Income Fund II

Portfolio Manager Information

The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year.

Types of Accounts Managed by John L. Nichol	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	5 Funds/$954.993 million
Other Pooled Investment Vehicles	0
Other Accounts	0
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

John L. Nichol is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year taxable equivalent total return and taxable equivalent average one-year gross distribution yield basis vs. a designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, John L. Nichol is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Types of Accounts Managed by Joseph M. Balestrino	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	10 Funds/$6,263.530 million
Other Pooled Investment Vehicles	0
Other Accounts	1 Account/$39.477 million
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Joseph M. Balestrino is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is calculated with an equal weighting of certain other accounts managed by the portfolio manager.  IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. fund benchmarks, and on a rolling 3 and 5 calendar year pre-tax total return basis vs. designated peer groups of comparable funds.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Balestrino is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP; IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In his role as Head of the U.S. Investment Grade Bond Group, Mr. Balestrino has oversight responsibility for other portfolios that he does not personally manage.  A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks and peer groups.  In addition, Mr. Balestrino serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income products.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Types of Accounts Managed by Todd A. Abraham	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	9 Funds/$5,703.925 million
Other Pooled Investment Vehicles	0
Other Accounts	0
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Todd A. Abraham is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

The Fund will gain exposure to mortgage backed securities by investing in another fund (the “Federated Mortgage Core Portfolio”).  Mr. Abraham manages the Federated Mortgage Core Portfolio according to its specific investment program.  Thus, although Mr. Abraham is not responsible for making investment decisions directly on behalf of the Fund, the mortgage-backed fixed income portion of the Fund’s portfolio may be subject to his management of the Federated Mortgage Core Portfolio.  Mr. Abraham’s IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Federated Mortgage Core Portfolio’s benchmark (i.e. Barclays Mortgage-Backed Securities Index), and on a rolling 3 and 5 calendar year pre-tax gross return basis vs. the Federated Mortgage Core Portfolio’s designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Abraham is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In his role as co-head of the Government Bond team, Mr. Abraham has oversight responsibility for other portfolios that he does not personally manage.  A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks.  In addition, Mr. Abraham serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Todd A. Abraham was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

Types of Accounts Managed by Roberto Sanchez-Dahl	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	2 Funds/$279.978 million
Other Pooled Investment Vehicles	0
Other Accounts	0
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Roberto Sanchez-Dahl is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

The Fund will gain exposure to emerging market debt securities by investing in another fund (the “Emerging Markets Fixed Income Core Fund”).  Mr. Sanchez-Dahl manages the Emerging Markets Fixed Income Core Fund according to its specific investment program.  Thus, although Mr. Sanchez-Dahl is not responsible for making investment decisions directly on behalf of the Fund, the emerging markets fixed income portion of the Fund’s portfolio may be subject to his management of the Emerging Markets Fixed Income Core Fund.  IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's benchmark (i.e., Barclays Emerging Markets Index), and vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Sanchez-Dahl is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In addition, Mr. Sanchez-Dahl serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Types of Accounts Managed by David P. Gilmore	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	5 Funds/$954.993 million
Other Pooled Investment Vehicles	0
Other Accounts	0
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

David P. Gilmore is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year taxable equivalent total return and taxable equivalent average one-year gross distribution yield basis vs. a designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, David P. Gilmore is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Types of Accounts Managed by Mark E. Durbiano	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	9 Funds/$2,420.349 million
Other Pooled Investment Vehicles	3 Portfolios/$84.617 million
Other Accounts	1 Account/$32.614 million
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Mark E. Durbiano is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

The Fund will gain exposure to high yield securities by investing in another fund (the “High Yield Bond Portfolio”).  Mr. Durbiano manages the High Yield Bond Portfolio according to its specific investment program.  Thus, although Mr. Durbiano is not responsible for making investment decisions directly on behalf of the Fund, the high yield fixed income portion of the Fund’s portfolio may be subject to his management of the High Yield Bond Portfolio.  Mr. Durbiano’s IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the High Yield Bond Portfolio’s benchmark (i.e. Barclays U.S. Corporate High Yield 2% Issuer Constrained Index), and vs. the High Yield Bond Portfolio’s designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Federated Clover Value Fund II, Federated Capital Appreciation Fund II, Federated Capital Income Fund II, Federated Equity Income Fund II, Federated Mid Cap Growth Strategies Fund II, Federated International Equity Fund II

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, Federated Prime Money Fund II, Federated Quality Bond Fund II

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING
As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy. ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines. However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated’s website. Go to FederatedInvestors.com; select “Products;” select the Fund; then use the link to “Prospectuses and Regulatory Reports” to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top ten holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on the “Portfolio Holdings” link under “Related Information” and select the appropriate link opposite the name of the Fund, or select the name of the Fund, and from the Fund’s page click on the “Portfolio Holdings” or “Composition” link.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s annual and semi-annual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The disclosure policy of the Funds and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Funds may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Funds may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Funds. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS
Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors. Transactions may also be executed on a securities exchange or through an electronic communications network. The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions. As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price. The Adviser continually monitors its trading results in an effort to improve execution. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security. The Adviser’s receipt of research services (as described below) may also be a factor in the Adviser’s selection of brokers and dealers. The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investments for Federated Kaufmann Fund and other accounts managed by that fund’s portfolio managers in initial public offerings (“IPO”) are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts. Trading and allocation of investments, including IPOs, for accounts managed by Federated MDTA LLC are also made independently from the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser, also are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

FEDERATED PRIME MONEY FUND II ONLY
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser, are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

On December 31, 2008, Federated Equity Income Fund II owned securities of the following regular broker/dealers: Goldman Sachs Group, Inc, $904,000 and J.P. Morgan Chase & Co., $484,301.

On December 31, 2008 Federated American Leaders Fund II owned securities of the following regular broker/dealers: Goldman Sachs 4,394,000 and JP Morgan Securities 2,576,316..

On December 31, 2008 Federated Capital Appreciation Fund II owned securities of the following regular broker/dealers: J.P. Morgan Chase $1,466,145; Citigroup Global $884; Goldman Sachs $2,978,000, Morgan Stanley $707,364; Bank of America $792,000.

On December 31, 2008 Federated Capital Income Fund II owned securities of the following regular broker/dealers: J.P. Morgan Chase & Co.; $255,235.
On December 31, 2008, Federated Quality Bond Fund II owned securities of the following regular broker/dealers: J. P. Morgan $4,172,762, Citigroup $8,054,804, Bank of America $4,996,534, Barclays $1.238,470, Goldman Sachs $4,974,182, Bear Stearns $1,999,074.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal year ended, December 31, 2008:

The Fund’s Adviser for Federated Clover Value Fund II directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $223,498,862 for which the Fund paid $287,557 in brokerage commissions.

The Fund’s Adviser for Federated High Income Bond Fund II directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $29,068 for which the Fund paid $623 in brokerage commissions.

The Fund’s Adviser for Federated International Equity Fund II directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $154,248,348 for which the Fund paid $311,630 in brokerage commissions.

The Fund’s Adviser for Federated Capital Appreciation Fund II directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $318,709,280 for which the Fund paid $400,022 in brokerage commissions.

The Fund’s Adviser for Federated Mid Cap Growth Strategies Fund II directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $95,809 for which the Fund paid $77,278,147 in brokerage commissions.

ADMINISTRATOR
Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Funds, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUNDS FOR SERVICES

FEDERATED CLOVER VALUE FUND II
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$865,336	$1,526,857	$1,847,321
Advisory Fee Reduction	60,132	0	0
Advisory Fee Reimbursement	0	0	0
Brokerage Commissions	349,238	293,741	361,855
Administrative Fee	156,113	155,129	187,688

FEDERATED EQUITY INCOME FUND II
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$239,599	$389,127	$451,769
Advisory Fee Waiver	126,422	43,644	30,464
Advisory Fee Reimbursement	338	0	0
Brokerage Commissions	78,424	103,236	85,420
Administrative Fee	125,318	125,520	125,603

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$2,434,911	$2,496,520	$2,379,678
Advisory Fee Waiver	0	0	61,742
Brokerage Commissions	0	0	0
Administrative Fee	308,758	317,058	302,219

FEDERATED MID CAP GROWTH STRATEGIES FUND II
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$218,254	$336,140	$396,867
Advisory Fee Reduction	126,589	22,840	0
Brokerage Commissions	128,999	116,151	177,534
Administrative Fee	125,290	125,449	125,530

FEDERATED HIGH INCOME BOND FUND II (PRIMARY SHARES)
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$1,419,784	$1,909,023	$1,954,940
Brokerage Commissions	623	0	0
Administrative Fee	180,076	242,446	248,278

FEDERATED INTERNATIONAL EQUITY FUND II
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$456,424	$754,365	$652,968
Advisory Fee Reduction	81,334	0	0
Advisory Fee Reimbursement	0	0	0
Brokerage Commissions	363,765	355,994	173,144
Administrative Fee	125,455	125,756	125,654

FEDERATED CAPITAL APPRECIATION FUND II (PRIMARY SHARES)
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$668,906	$270,677	$217,293
Advisory Fee Reduction	67,577	212,723	217,293
Brokerage Commissions	551,855	117,671	69,995
Administrative Fee	155,786	155,319	155,256

FEDERATED PRIME MONEY FUND II
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$522,897	$458,731	$377,781
Advisory Fee Reduction	90,047	129,509	165,066
Administrative Fee	126,044	125,919	125,757

FEDERATED QUALITY BOND FUND II (PRIMARY SHARES)
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$2,293,978	$2,745,743	$3,031,447
Advisory Fee Reduction	144,584	266,078	203,810
Advisory Reimbursement	0	0	0
Administrative Fee	291,064	348,709	384,994

FEDERATED CAPITAL INCOME FUND II
For the Year Ended December 31	2008	2007	2006
Advisory Fee Earned	$313,317	$423,967	$457,570
Advisory Fee Waiver	80,959	80,016	97,878
Advisory Fee Reimbursement	49,559	0	0
Brokerage Commissions	40,765	47,503	41,279
Administrative Fee	125,416	125,566	125,611

How Do the Funds Measure Performance?

The Funds may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by nonstandard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in any Fund’s or any class of Shares’ expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

FEDERATED CLOVER VALUE FUND II (PRIMARY SHARES)
Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	10-Years
Total Return	N/A	(33.79)%	(4.23)%	(1.51)%
Yield	2.98%	N/A	N/A	N/A

FEDERATED EQUITY INCOME FUND II
Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	10 Years
Total Return	N/A	(30.45)%	0.38%	(0.38)%
Yield	3.30%	N/A	N/A	N/A

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	10 Years
Total Return	N/A	4.28%	4.06%	4.86%
Yield	3.45%	N/A	N/A	N/A

FEDERATED MID CAP GROWTH STRATEGIES FUND II
Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	10 Years
Total Return	N/A	(43.49)%	(1.25)%	0.38%
Yield	0.15%	N/A	N/A	N/A

FEDERATED HIGH INCOME BOND FUND II (PRIMARY SHARES)
Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	10 Years
Total Return	N/A	(25.99)%	(0.78)%	1.18%
Yield	13.92%	N/A	N/A	N/A

FEDERATED INTERNATIONAL EQUITY FUND II
Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	10 Years
Total Return	N/A	(45.72)%	(2.53)%	(1.00)%
Yield	---	N/A	N/A	N/A

FEDERATED CAPITAL APPRECIATION FUND II (PRIMARY SHARES)
Total return is given for the one-year, five-year and Start of Performance periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	Start of Performance on 6/19/2000
Total Return	N/A	(29.37)%	(0.26)%	(6.93)%
Yield	1.30%	N/A	N/A	N/A

FEDERATED PRIME MONEY FUND II
Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008.

Yield and Effective Yield are given for the seven-day period ended December 31, 2008.

	7-Day Period	1 Year	5 Years	10 Years
Total Return	N/A	2.54%	3.06%	3.16%
Yield	1.77%	N/A	N/A	N/A
Effective Yield	1.79%	N/A	N/A	N/A

FEDERATED QUALITY BOND FUND II (PRIMARY SHARES)
Total returns are given for the one-year, five-year and Start of Performance periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	Start of Performance on 4/28/1999
Total Return	N/A	(7.29)%	1.33%	3.75%
Yield	7.69%	N/A	N/A	N/A

FEDERATED CAPITAL INCOME FUND II
Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2008.

Yield is given for the 30-day period ended December 31, 2008.

	30-Day Period	1 Year	5 Years	10 Years
Total Return	N/A	(20.38)%	2.28%	(1.96)%
Yield	7.52%	N/A	N/A	N/A

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD (ALL FUNDS EXCEPT FEDERATED PRIME MONEY FUND II)
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

YIELD AND EFFECTIVE YIELD (FEDERATED PRIME MONEY FUND II)
The yield of Shares is based upon the seven days ending on the day of the calculation, called the “base period.” This yield is calculated by: determining the net change in the value of a hypothetical account with a balance of one Share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one Share and all dividends declared on the original and any purchased Shares; dividing the net change in the account’s value by the value of the account at the beginning of the base period to determine the base-period return; and multiplying the base-period return by 365/7. The effective yield is calculated by compounding the unannualized base-period return by: adding 1 to the base-period return, raising the sum to the 365/7th power; and subtracting 1 from the result.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Financial Information

The Financial Statements for the Funds for the fiscal year ended December 31, 2008 are incorporated herein by reference to the Annual Reports to Shareholders of the Funds dated December 31, 2008.

Investment Ratings

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES (Federated Equity Income Fund II, Federated Fund for U.S. Government Securities Fund II, Federated Mid Cap Growth Strategies Fund II Federated Capital Appreciation Fund II, Federated International Equity Fund II, Federated Capital Income Fund II)
The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment grade.

STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB—Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B—Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

D—In payment default. The ‘D’ rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS
Aaa—Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A—Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR—Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)—The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)—The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)—The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB—Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B—Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY’S COMMERCIAL PAPER RATINGS
Prime-1—Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2—Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P COMMERCIAL PAPER RATINGS
A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1—Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F-2—Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional. Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.

b—Very Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, cc, c—Extremely Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category. A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings. Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+—Strongest. Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1—Outstanding. Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2—Satisfactory. Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3—Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4—Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

INVESTMENT RATINGS (Federated Prime Money Fund II)
A nationally recognized rating organization’s two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard and Poor’s Ratings Group (S&P), MIG-1 or MIG-2 by Moody’s Investors Service (Moody’s), or F-1+, F-1 or F-2 by Fitch Ratings (Fitch) are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one rating organizations can be treated as being in one of the two highest short-term rating categories; The Fund will limit its investments in securities rated in the second highest short-term rating category, e.g., A-2 by S&P, Prime-2 by Moody’s, or F-2 (+ or -) by Fitch, to not more than 5% of its total assets, with not more than 1% invested in the securities of any one issuer. The Fund will allow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two rating organizations in one of their two highest rating categories. See “Regulatory Compliance.”

STANDARD & POOR’S (S&P) SHORT-TERM MUNICIPAL OBLIGATION RATINGS
An S&P note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P VARIABLE RATE DEMAND NOTES (VRDNs) AND TENDER OPTION BONDS (TOBs) RATINGS
S&P assigns “dual” ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) options (i.e., AAA/A-1+). Normally demand notes receive note-rating symbols combined with commercial paper symbols (i.e., SP-1+/A-1+).

S&P COMMERCIAL PAPER (CP) RATINGS
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1—A Short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A Short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

S&P LONG-TERM DEBT RATINGS
AAA—An obligation rated ‘AAA’ has the highest assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

MOODY’S INVESTORS SERVICE (MOODY’S) SHORT-TERM MUNICIPAL OBLIGATION RATINGS
Moody’s short-term ratings are designated Moody’s Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1—This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2—This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MOODY’S VARIABLE RATE DEMAND NOTES (VRDNs) AND TENDER OPTION BONDS (TOBs) RATINGS
Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

MOODY’S COMMERCIAL PAPER (CP) RATINGS
Prime-1—Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2—Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MOODY’S LONG-TERM DEBT RATINGS
Aaa—Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A—Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR—Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)—The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)—The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)—The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS SHORT-TERM DEBT RATING DEFINITIONS
F-1—Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F-2—Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F-3—Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1—Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F-2—Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

DBRS SHORT-TERM DEBT AND COMMERCIAL PAPER RATING DEFINITIONS
As is the case with all DBRS rating scales, commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner.

R-1 (high) Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle) Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low) Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high), R-2 (middle), R-2 (low) Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

DBRS LONG-TERM DEBT RATING DEFINITIONS
As is the case with all DBRS rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments.

“AAA” Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

“AA” Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

“A” Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

“High” or “low” grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional. Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category. A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings. Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+—Strongest. Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1—Outstanding. Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2—Satisfactory. Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3—Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

STANDARD AND POOR’S LONG-TERM DEBT RATING DEFINITIONS
AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB—Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B—Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

D—In payment default. The ‘D’ rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY’S INVESTORS SERVICE LONG-TERM DEBT RATINGS
Aaa—Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A—Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR—Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)—The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)—The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)—The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB—Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B—Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY’S INVESTORS SERVICE COMMERCIAL PAPER RATINGS
Prime-1—Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2—Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR’S COMMERCIAL PAPER RATINGS
A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1—Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F-2—Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional. Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.

b—Very Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, cc, c—Extremely Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category. A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings. Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+—Strongest. Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1—Outstanding. Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2—Satisfactory. Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3—Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4—Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

FEDERATED INSURANCE SERIES
Federated Investors Funds

5800 Corporate Drive

Pittsburgh, PA 15237-7000

Distributor

Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Investment Advisers

Federated Equity Management Company of Pennsylvania
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Federated Global Investment Management Corp.
175 Water Street
New York, NY 10038-4965

Sub-Advisers

Federated Global Investment Management Corp.

175 Water Street

New York, NY 10038-4965

Federated Investment Management Company

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Custodian

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, MA 02110

Appendix

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Funds:

CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
Citibank, N.A.

Wachovia Bank, National Association

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

LEGAL COUNSEL
Dickstein Shapiro LLP
K&L Gates
Reed Smith LLP

SERVICE PROVIDERS
Abel Noser Corp.
Aegon Institutional Markets
Ashland Partners & Company LLP
Astec Consulting Group, Inc.
Bank of America
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
Charles River
Citibank, NA
Computershare, Inc.
Eagle Investment Company
Edward Jones
FactSet
Fidelity
Financial Models Company LTD
Glass Lewis
Institutional Shareholder Services
J.P. Morgan Chase & Co.
Options Clearing Corp. (OCC)
RiskMetrics
StatPro Group Plc
SunGard
Vintage Filings
Wachovia Bank, National Association/Metropolitan West Securities LLC/MetWest Financials
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)

SECURITY PRICING SERVICES
FRI Corp.
FT Interactive Data
Interactive Data Corporation
Pricing Direct
Reuters LPC
Thomson Reuters

RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services

PERFORMANCE REPORTING/PUBLICATIONS
Aegon Institutional Markets
Emerging Market Funds Research, Inc
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
Morningstar Associates
MSCI Barra
NASDAQ
Vickers Stock Research

OTHER
Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group LLC